UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08200

Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

5615 Kirby Drive, Suite 518 Houston, Texas 77005-2448

(Address of principal executive offices) (Zip code)

Michael D. Mulcahy, President Bridgeway Funds, Inc. 5615 Kirby Drive, Suite 518 Houston, Texas 77005-2448

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 661-3500

Date of fiscal year end: June 30

Date of reporting period: July 1, 2010 through December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

BRIDGEWAY

A no-load mutual fund family of domestic funds

Semi-Annual Report
December 31, 2010 (Unaudited)

AGGRESSIVE INVESTORS 1	BRAGX
AGGRESSIVE INVESTORS 2	BRAIX
ULTRA-SMALL COMPANY *(Open to Existing Investors — Direct Only)*	BRUSX
ULTRA-SMALL COMPANY MARKET	BRSIX
MICRO-CAP LIMITED	BRMCX
SMALL-CAP MOMENTUM	BRSMX
SMALL-CAP GROWTH	BRSGX
SMALL-CAP VALUE	BRSVX
LARGE-CAP GROWTH	BRLGX
LARGE-CAP VALUE	BRLVX
BLUE CHIP 35 INDEX	BRLIX
MANAGED VOLATILITY	BRBPX

www.bridgeway.com

Bridgeway Funds Standardized Returns as of December 31, 2010*

			Annualized
Fund	Dec. Qtr. 10/1/10 to 12/31/10[3]	Six Months 7/1/10 to 12/31/10[3]	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]
Aggressive Investors 1	14.79%	30.68%	17.82%	-2.91%	2.24%	13.56%	8/5/1994	1.20%[1]
Aggressive Investors 2	12.99%	26.71%	12.10%	-1.84%	NA	4.71%	10/31/2001	1.02%
Ultra-Small Company	17.21%	27.53%	23.55%	3.17%	14.59%	16.44%	8/5/1994	1.17%
Ultra-Small Co Market	17.21%	27.31%	24.86%	0.07%	11.34%	10.44%	7/31/1997	0.79%[1]
Micro-Cap Limited	18.11%	29.34%	29.11%	-3.86%	7.16%	10.30%	6/30/1998	1.47%[1]
Small-Cap Momentum	14.34%	27.45%	NA	NA	NA	18.91%[3]	5/28/2010	1.29%[1]
Small-Cap Growth	9.99%	20.82%	11.77%	-3.94%	NA	1.45%	10/31/2003	0.93%
Small-Cap Value	10.55%	19.91%	16.55%	-0.58%	NA	4.72%	10/31/2003	0.91%
Large-Cap Growth	10.05%	22.82%	13.34%	1.10%	NA	3.45%	10/31/2003	0.86%[1]
Large-Cap Value	10.56%	20.41%	14.51%	2.27%	NA	6.26%	10/31/2003	1.11%[1]
Blue Chip 35 Index	9.95%	20.98%	10.60%	2.72%	1.42%	4.36%	7/31/1997	0.27%[1]
Managed Volatility	5.02%	11.49%	5.41%	1.66%	NA	3.51%	6/30/2001	1.05%[1]

[1]	Some of the Funds’ fees were waived or expenses reimbursed; otherwise, returns would have been lower. The
Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.
[2]	Expense ratios are as stated in the current prospectus. Please see financials for expense ratios as of
December 31, 2010.
[3]	Return is not annualized.

Bridgeway Funds Returns for Calendar Years 1997 through 2010*

	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
Aggressive Investors 1	18.27%	19.28%	120.62%	13.58%	-11.20%	-18.01%	53.97%	12.21%	14.93%	7.11%	25.80%	-56.16%	23.98%	17.82%
Aggressive Investors 2						-19.02%	44.01%	16.23%	18.59%	5.43%	32.19%	-55.07%	29.84%	12.10%
Ultra-Small Company	37.99%	-13.11%	40.41%	4.75%	34.00%	3.98%	88.57%	23.33%	2.99%	21.55%	-2.77%	-46.24%	48.93%	23.55%
Ultra-Small Co Market		-1.81%	31.49%	0.67%	23.98%	4.90%	79.43%	20.12%	4.08%	11.48%	-5.40%	-39.49%	25.95%	24.86%
Micro-Cap Limited			49.55%	6.02%	30.20%	-16.61%	66.97%	9.46%	22.55%	-2.34%	-4.97%	-41.74%	17.65%	29.11%
Small-Cap Growth								11.59%	18.24%	5.31%	6.87%	-43.48%	15.04%	11.77%
Small-Cap Value								17.33%	18.92%	12.77%	6.93%	-45.57%	26.98%	16.55%
Large-Cap Growth								6.77%	9.33%	4.99%	19.01%	-45.42%	36.66%	13.34%
Large-Cap Value								15.15%	11.62%	18.52%	4.49%	-36.83%	24.92%	14.51%
Blue Chip 35 Index		39.11%	30.34%	-15.12%	-9.06%	-18.02%	28.87%	4.79%	0.05%	15.42%	6.07%	-33.30%	26.61%	10.60%
Managed Volatility						-3.51%	17.82%	7.61%	6.96%	6.65%	6.58%	-19.38%	12.39%	5.41%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reimbursement of dividends and capital gains.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks are not meant as investment advice and should not be considered predictive in nature.

* Numbers with green highlighting indicate periods when the Fund outperformed its primary benchmark.

i	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2010

Dear Fellow Shareholders,

Six of our twelve Funds beat their primary market benchmarks in the December quarter. Nine of twelve Funds had double digit returns, with two more just barely missing this mark. Our higher turnover models and Funds seem to be showing the first signs of “traction,” a market environment more driven by company level fundamentals and favorable to a majority of our stock picking models. However, signals on this score are still mixed, as demonstrated by the relative returns on all of our lower turnover “four corners funds” (Large-Cap Value, Large-Cap Growth, Small-Cap Value, and Small-Cap Growth).

A review of the market environment appears on page 2. We just experienced our second quarter of double digit broader stock market returns — something that is definitely not sustainable. Most notable was the dominance of small companies. Also noteworthy was the fact that mutual fund shareholders continued to dump domestic equity funds in favor of bonds, even as signs of the economy continue to improve and we approach the two year mark since the bottom of the bear market. See our comments and concerns on page 3.

We use the opportunity this quarter to discuss one of Bridgeway’s newest Funds on page 3. And on page 4 we discuss one of the first Funds we brought to market, in 1994. This gives an update on some of Bridgeway’s modeling research.

Each calendar year we have a friendly competition against Morningstar’s “Fund picks.” 2010 goes to Morningstar. The “score” was Bridgeway 4, Morningstar 7. See details on page 4.

Bridgeway has a culture and mission focused on three groups: 1) you — our investor and the reason we are in business, 2) our Bridgeway partners — the folks who work hard to provide you with a high level of service and long term investment results, and 3) our communities. In the latter category (see page 5), John takes some time on Martin Luther King Jr. Day to reflect on King’s wisdom about communities, and Mike Rome relates his experiences in a community far away from our home base of Houston. Far from being a distraction, Bridgeway believes these experiences and reflections build integrity, commitment, and perspective — making us stronger, more focused, and more capable in our investment management roles.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them internally to help in managing our Funds and this company. Please keep your ideas coming — both favorable and critical. They provide us with a vital tool, helping us to serve you better.

Sincerely,
Your Investment Management Team

John Montgomery		Dick Cancelmo

Elena Khoziaeva
Michael Whipple

Christine Liang

Rasool Shaik

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review of Calendar 2010

  The Short Version: A strong December quarter helped the stock market finish 2010 with positive double-digit returns. Small stocks led the way.

As 2010 came to a close, investors enjoyed their second straight year of double-digit returns. Of course, increased prices mean some additional risk relative to the lower valuations of early 2009. While the 2008 market tumult may be a fading memory for some, a quick look at three-year broad market returns should serve as a sobering reminder. During the year, investors overcame a variety of bad news to push stocks higher:

—	a massive oil spill in the Gulf that shut down drilling for a lengthy cleanup process.

—	the debt crisis that spread from Greece to Ireland to Spain to Portugal and beyond.

—	the infamous day (May 6) when flash trades prompted a precipitous 1,000 point drop in the Dow.

—	a change in control of the House of Representatives that pushed the President into compromise mode.

—	gold pushed past $1,400 an ounce on inflation fears.

—	oil soared to a 25-month high of over $90/barrel, raising the spectre of inflation.

Yet, the news is not all dark. Bush era tax cuts and favorable capital gains and dividend treatment were extended. A majority of companies reported earnings that exceeded Wall Street expectations. Boardroom confidence continued as IPOs returned to favor at double the pace of 2009. Late in the year, investors generally cheered the Fed’s formal commitment to buying $600 billion of long-term Treasuries. Stocks responded favorably to prospective future economic growth, but the bond market has suffered as rates moved higher. GDP expanded at just below a 3% pace. And while unemployment remains just under 10%, unemployment claims have continued to decline.

All sectors had positive returns in the December quarter, led by Materials (+16.4%) and Energy (+15.5%). Utilities (+2.1%) and Health Care (+4.7%) performed below the market, demonstrating how “defensive” sectors usually perform in a strong growth quarter.

As presented below, each “corner” of the domestic market had a positive return for the December quarter. The prior quarter trend of small-caps outperforming large-caps and mid-caps continued strongly in the December quarter. Growth outperformed value, but differences were less dramatic than on the size spectrum. Even with a rocky spring and summer, stocks across the style sprectrum posted double digit positive returns for the year.

Following are the stock market “style box” returns from Morningstar for the quarter and year:

2	Semi-Annual Report | December 31, 2010 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

The Year of the Bonds

One of the most remarkable aspects of 2010 was that, in spite of rising stock prices and a declared end of the recession, mutual fund investors continued to pull money out of stock funds and put it into bonds. Based on data from the Investment Company Institute, the graph below shows the degree to which this is true. $246 billion dollars flowed into bond mutual funds in 2010, the second strongest year of bond inflows of the last quarter century. Meanwhile, $88 billion flowed out of stocks. If you’ve followed our investment philosophy over the years, you know we cringe at the timing of the flows — typically poorly timed with respect to market movements. We continue to believe the best strategy for an investor is to develop a long term asset allocation plan commensurate with your investment time horizon and risk tolerance, write it down, and stick to it, especially when it feels least comfortable to do so.

    Source: Investment Company Institute

Small-Cap Momentum Fund

After not adding any new funds for six years, Bridgeway added two within the last year. We wanted to highlight one of these. How might the Small-Cap Momentum Fund fit into an investor’s portfolio?

Based on both academic literature and Bridgeway’s own historical research, the “momentum” style of investing is a particularly good diversifier of the value style of investing and has an attractive track record compared to the growth style. There are two potential problems with the momentum style of investing. First, it tends to have higher turnover (buying and selling stocks), potentially leading to higher transaction costs and less tax efficiency. We seek to address the transaction cost problem by devoting significant resources to trading and then measuring this issue, comparing our actual results to a theoretical “paper” portfolio that has no transaction costs. After seven months of operations, this Fund lags our paper portfolio by only 0.38%, less than the amount of our operating expenses. We are very pleased with this “right out of the box” performance.

Although our Fund will exhibit higher than average turnover, the style itself offsets the tax disadvantage somewhat: since a stock with large appreciation tends to remain a “hold” in the momentum style, some of the stocks with the biggest gains are only sold after a year, when the gains are long term, and thus taxed at a lower rate. However, a majority of losses are taken while they are short-term. In aggregate, we would expect to significantly tweak capital gains in favor of the lower cost long-term category. This might put our Fund’s tax efficiency somewhere between a very efficient index fund (e.g. Blue Chip 35 Index Fund) and a higher turnover actively managed fund. It could take years to prove this out, and there is no assurance we will be able to deliver these results.

The second problem with the momentum style of investing is that it tends to perform poorly during “inflection points,” major turns in the market, such as 2008 and 2009. Bridgeway seeks to address this problem by our own brand of momentum, which we call “risk adjusted” momentum. If successful, this methodology should provide some cushion in a sudden downturn,

www.bridgeway.com	3

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

but would cause it to lag, relative to a pure momentum style, in an extended bull market. Net of everything, we hope to produce an attractive combination of market returns and “dampened” volatility — a powerful combination. Of course, past performance, including and especially that of our Fund’s short existence, does not guarantee future performance. Please see our prospectus, https://www.bridgeway.com/assets/pdf/prospectus/Prospectus 2010.10.30.pdf for a description of investment objective, strategy, fees, and risks.

Lump of Coal

The last few years have been challenging for our Aggressive Investors 1 Fund as a “macro-driven market” and severe recession put our quantitative models to test – a test which we largely failed. This fund, one of Bridgeway’s first funds, was started in 1994. Going into 2008 it carried a “5-star” designation from Morningstar, but it just emerged from 2010 as a “1-star” fund. This is certainly not something we are proud of nor used to. Because of the performance fee structure in this fund, the expense ratio actually went negative in 2010, as the Adviser was put in the position of reimbursing the fund because of lagging performance. (See 2010 Annual Report for explanation.) To that end, we received a “2010 Lump of Coal” award from one industry writer with the suggestion that we should shut the fund. While other fund companies shutter funds that might underperform for some time period, we are pressing on for several reasons:

1) We are focused on the long-term, and over the long-term (we now have 16 years of track record) this Fund has beaten its benchmark by 5.21% per year since inception. The recent underperformance is primarily from two quarters in 2008. While this period is incorporated into our backtested database, we don’t let any one period dominate our thinking, our process, or our models. The recent period has been a “macro dominated” market unfavorable to our Fund, but we believe stock prices will eventually be driven once again by company level economics more favorable to the design of our models. Indeed, we have beaten our primary market benchmark for the last two quarters, but this is too short a period to call a return to “traction,” or environment more favorable to our Fund.

2) Historically, some of our strongest periods have followed a poorer one. Admittedly, the two years from June 2008 to June 2010 were long enough and deep enough to test patience.

3) Our research process is one of seeking continual improvements. Last year we completed a multi-year research project, begun before the downturn, to re-evaluate all of our stock picking models. While we have made some tweaks and improvements along the way, including some risk management enhancements, we are making no wholesale changes. We believe the worst time to make major changes is immediately after the horse has left the barn.

4) The performance fee does just what a shareholder would want – it aligns the interests of the Advisor and shareholder.

We performed poorly in the most recent five year period; that hurts our investors and our fees.

Ironically, as we were receiving a “lump of coal” from one writer, Morningstar was adding this fund to their Morningstar Funds 500 list.

For those who have stuck with us, thank you for keeping the long-term perspective. This Fund was re-opened to new investors on January 14, 2011. If you are considering purchasing the Fund, we remind you that this Fund is “aggressive” and can be volatile (as we have seen over the last few years). It requires you to keep a long-term view and to consider this investment as a part of your entire portfolio and investment needs. Past performance does not guarantee future performance. Please see our prospectus, https://www.bridgeway.com/assets/pdf/prospectus/Prospectus 2010.10.30.pdf for a description of investment objective, strategy, fees, and risks.

Performance Versus Morningstar Analyst Picks

The Short Version: Bridgeway 4, Morningstar 7.

Morningstar, the Chicago-based independent research firm, publishes a list of “best funds” for each asset class as determined by its analysts every year. In January when the final tallies are in, we compare the performance of each of our Funds to the average returns of Morningstar’s top picks for the comparable asset class. How did we do in 2010?

4	Semi-Annual Report | December 31, 2010 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

2010 was a poor year relative to our market benchmarks — only two of eleven Funds, with at least one year of performance, beat their primary market benchmarks. We fared slightly better against the “higher hurdle” of Morningstar’s “top picks;” with four of those eleven Funds beating these benchmarks. We are not pleased with this record.

The table below depicts the results by Morningstar category and relevant Bridgeway Fund.

Bridgeway Funds		Morningstar Analyst “Pick”
Name	2010 Return	Morningstar Category	2010 Return
Aggressive Investors 1	17.82%	Mid-cap growth	23.54%
Aggressive Investors 2	12.10%	Mid-cap growth	23.54%
Ultra-Small Company	23.55%	Small growth	22.59%
Ultra-Small Company Market	24.86%	Small blend	21.47%
Micro-Cap Limited	29.11%	Small growth	22.59%
Small-Cap Growth	11.77%	Small growth	22.59%
Small-Cap Value	16.55%	Small value	26.70%
Large-Cap Growth	13.34%	Large-cap growth	19.68%
Large-Cap Value	14.51%	Large-cap value	13.53%
Blue Chip 35 Index	10.60%	Large-cap blend	15.09%
Managed Volatility	5.41%	Conservative Allocation	10.51%

Past performance is not an indicator of future results. The Bridgeway Funds’ adviser, Bridgeway Capital Management, Inc., does not have any influence on the selection of the funds chosen by Morningstar’s analysts. The number and specific funds used in the comparison are at the control and discretion of Morningstar and their analysts and are subject to change. Morningstar’s criteria for choosing Analyst Picks includes, but is not limited to, factors such as performance, expenses, and quality of fund management. In addition, the comparison of Bridgeway Funds to the Morningstar Analyst Picks is limited to performance only and does not take into consideration other factors that are considered by Morningstar when compiling their list of Analyst Picks.

Each Bridgeway Fund is compared to the average total return of the group of funds selected by Morningstar at the beginning of 2010 for the one-year period ended December 31, 2010. The averages in the table are comprised of between three and thirteen funds from within each category. In an effort to provide a complete and balanced assessment, all of the Bridgeway Funds are used in the comparison table shown above, such that no attempt is made to cull out unfavorable results. The purpose of this comparison is to “raise the bar” on performance comparison, as this analysis uses an arguably higher benchmark by comparing the Bridgeway Funds to other funds chosen by an independent source that specializes in investment research.

A Reflection on Martin Luther King Jr. Day from John Montgomery

An annual tradition of mine is to read the “Letter from the Birmingham Jail“ on Martin Luther King Jr. Day. This year the following paragraph struck me:

Moreover, I am cognizant of the interrelatedness of all communities and states. I cannot sit idly by in Atlanta and not be concerned about what happens in Birmingham. Injustice anywhere is a threat to justice everywhere. We are caught in an inescapable network of mutuality, tied in a single garment of destiny. Whatever affects one directly, affects all indirectly. Never again can we afford to live with the narrow, provincial “outside agitator” idea. Anyone who lives inside the United States can never be considered an outsider anywhere within its bounds.

I think Martin Luther King Jr. was ahead of his time in understanding the interconnectedness of communities. I wonder who Rev. King would consider the outsider within our borders today. Or perhaps more importantly, I wonder if he would consider our communities to even stop at the U.S. borders. Today, CNN brings us news instantaneously from around the world. I’m able to step on a plane today and then disembark tomorrow halfway around the world. The world economies are now interwoven. Indeed, a crisis in Portugal or Greece or Southeast Asia is felt in the U.S. markets and affects the net asset values of Bridgeway’s domestic stock funds. I am particularly tuned into this “community interrelatedness,” reading the following section from Mike Rome, our head of business development . . .

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Transformative Change

Since its founding in 1994, Bridgeway Capital Management has maintained a strong commitment to stewardship. As part of this stewardship, we encourage all Bridgeway Partners to inspire and enable positive transformative change in our world. In this and subsequent shareholder letters, various Bridgeway Partners will share some of their personal reflections and experiences as they have pursued transformative change. We give each Partner great latitude in defining transformative change. While their views may not represent the views of all the Partners or the firm, we are excited to support them along their journey. We hope that their messages will inspire you to find your own way to transform the world into a better place.

Mike Rome’s Trip to Kenya

As a Partner at Bridgeway since December of 2002, I have come to realize that it is more important to be a part of something small and dynamic than big and sterile. If you are given a chance to make a difference in people’s lives versus making more money, the decision isn’t even close. Adversities in life have a funny way of changing us and catching our attention. On February 18, 2008, while attending my son’s high school baseball game, my life was taken and given back to me all within a matter of minutes when I was revived after my heart stopped beating. Being the lucky guy that I am, God sent me the warning of a heart attack and a message that it was time to go help make a difference in the world.

In August of 2010, I went on a mission trip to Nairobi, Kenya with Athletes in Action. My role was to help coordinate a basketball camp for kids, teach at the school in the Kibera slum, and meet with businessmen. First of all, I am just a regular guy who has been given the gift of talking. It became very obvious early on that it did not matter how good I was in any given area, but that it was more significant just that I was there on the ground, caring and giving hope to those around me. In the end, I was the one who came away feeling the most blessed. Even though the emotional strain was difficult for me, I did something that helped me feel as if I had earned my place in heaven.

After many years of working on Wall Street, Bridgeway has been a saving grace in my life. It is so great to give opportunities to folks who truly do just want a chance. Bridgeway really does live out the mission to make a difference in the lives of others. I have personally taken that message home with me and am confident that my family knows the value of living life as a servant leader and going out in the world and sharing the gift of hope. Thank you very much for your support of Bridgeway and our mission.

6	Semi-Annual Report | December 31, 2010 (Unaudited)

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Aggressive Investors 1 Fund MANAGER’S COMMENTARY

(Unaudited)

December 31, 2010

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the December 2010 quarter, Aggressive Investors 1 Fund ended the year on a strong note with a 14.79% return that outperformed its primary market benchmark, the S&P 500 Index (+10.76%) and its peer benchmark, the Lipper Capital Appreciation Funds Index (+11.16%). The Fund did lag the smaller-cap Russell 2000 Index (+16.25%) in a small-cap dominated market. It was a very good quarter on an absolute basis, but a mixed quarter on a relative basis, and we are generally pleased with the results.

For the six-month “semi-annual” period ending December 31, 2010, our Fund jumped 30.68%, beating each of its benchmarks: the S&P 500 Index (+23.27%), the Russell 2000 Index (+29.38%), and the Lipper Capital Appreciation Funds Index (+22.92%). Our growth leaning stock picking models tended to do very well in this growth dominated period. We are very pleased with these results.

For the calendar year ended December 31, 2010, our Fund was up 17.82% and outperformed both our primary market benchmark, the S&P 500 Index (+15.06%) and its peer benchmark, the Lipper Capital Appreciation Funds Index (+15.26%), but trailed the smaller-cap Russell 2000 Index (+26.85%). In spite of beating our primary market benchmark for the calendar year and the last decade, the “damage” of 2008 lingers as the determining period in the last five year period; we still have quite a bit of catch-up to do here.

The table below presents our December quarter, six-month, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/10 to 12/31/10	6 Month 7/1/10 to 12/31/10	1 Year 1/1/10 to 12/31/10	5 Year 1/1/06 to 12/31/10	10 Year 1/1/01 to 12/31/10	Life-to-Date 8/5/94 to 12/31/10

Aggressive Investors 1 Fund	14.79%	30.68%	17.82%	-2.91%	2.24%	13.56%
S&P 500 Index (large companies)	10.76%	23.27%	15.06%	2.29%	1.41%	8.35%
Lipper Capital Appreciation Funds Index	11.16%	22.92%	15.26%	4.41%	2.26%	7.74%
Russell 2000 Index (small companies)	16.25%	29.38%	26.85%	4.47%	6.33%	8.82%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested, while the Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in this category, comprised of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2010, Aggressive Investors 1 Fund ranked 134th of 294 capital appreciation funds for the twelve months ending December 31, 2010, 212th of 217 over the last five years, 75th of 152 over the last ten years, and 2nd of 55 since inception in August, 1994. These long-term numbers and the graph below give two snapshots of our long-term record. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

8	Semi-Annual Report | December 31, 2010 (Unaudited)

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Aggressive Investors 1 Fund vs. S&P 500 Index, Lipper Capital Appreciation Funds Index & Russell 2000 Index

from Inception 8/5/94 to 12/31/10

Detailed Explanation of Quarterly Performance

The Short Version: Three sectors (Consumer Discretionary, Materials, Information Technology) completed the entire top ten list of best contributors, while Information Technology dominated the worst contributors list.

The recent quarter could be deemed “the return of the consumer,” as retailers reported their best holiday season since the beginning of the economic downturn. Four Consumer Discretionary companies highlighted the list of best contributors, adding almost two percent to the overall return of the Fund. Three Materials stocks were also among the best contributors, as demand in the emerging markets continued to aid commodities and related companies. Information Technology companies were a mixed bag in the December quarter as three related holdings made the top ten list, but five other holdings made the worst contributors list.

These are the Fund’s ten best-contributing stocks for the quarter ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Silvercorp Metals, Inc.	Metals & Mining	0.7%
2	Dillard’s, Inc.	Multiline Retail	0.6%
3	SanDisk Corp.	Computers & Peripherals	0.6%
4	Silver Wheaton Corp.	Metals & Mining	0.5%
5	Pier 1 Imports, Inc.	Specialty Retail	0.5%
6	Ford Motor Co.	Automobiles	0.5%
7	F5 Networks, Inc.	Communications Equipment	0.5%
8	Atmel Corp.	Semiconductors & Semiconductor Equipment	0.4%
9	Huntsman Corp.	Chemicals	0.4%
10	DSW, Inc.	Specialty Retail	0.4%

While gold continues to get much of the positive press when it comes to investing in precious metals, silver has more than made a name for itself, and related companies have benefited dramatically. Gold is known more as an inflation hedge and a safe-haven investment during times of crisis, but silver demand has continued to increase because of its industrial uses in batteries, bearings and electronics. In December, silver prices pushed to 30-year highs. Silvercorp Metals is a global silver mining company with a major presence in China. In December, the company announced a new mining venture in Guangdong Province as part of its overall expansion throughout this rapidly growing emerging market. Its stock price skyrocketed 55% during the three month period and was the top contributor to the Fund’s return.

www.bridgeway.com	9

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Five Information Technology companies were among the biggest detractors from the Fund’s performance. In certain cases, corporations have limited technology purchases in order to keep costs in check and make earnings look stronger. The delayed activity has hindered some IT companies, many of which are still expecting a major surge in upgrades, but continue to wait out the economic uncertainty for another quarter or two (and hopefully not much longer). The five IT holdings on the list below cost the Fund about three-quarters of a percent in return.

These are the Fund’s ten worst-contributing stocks for the quarter ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Lexmark International, Inc.	Computers & Peripherals	-0.3%
2	Newpark Resources, Inc.	Energy Equipment & Services	-0.3%
3	Corinthian Colleges, Inc.	Diversified Consumer Services	-0.1%
4	Cirrus Logic, Inc.	Semiconductors & Semiconductor Equipment	-0.1%
5	TriQuint Semiconductor, Inc.	Semiconductors & Semiconductor Equipment	-0.1%
6	Lloyds Banking Group PLC - ADR	Commercial Banks	-0.1%
7	Unisys Corp.	IT Services	-0.1%
8	Sauer-Danfoss, Inc.	Machinery	-0.1%
9	Sprint Nextel Corp.	Wireless Telecommunication Services	-0.1%
10	Baidu, Inc. - Sponsored ADR	Internet Software & Services	-0.1%

Earnings can make a big difference to investors. In October, printer maker Lexmark disappointed investors with a weaker than expected earnings report that showed lackluster revenue growth and a large buildup in inventories. The company also announced that its CEO was stepping down. Its stock plummeted almost 20% on the earnings news, and some analysts questioned the company’s ability to compete with larger rivals like HP. For the three month period ended December 31, 2010, Lexmark was the costliest holding in the Fund as its stock price fell 22% for the quarter.

Detailed Explanation of Calendar Year Performance

The Short Version: The best contributors list was very diverse, while Information Technology dominated the worst contributors list for the calendar year as it did for the quarter.

All in all, calendar year 2010 was a nice year for stocks across most industries as five different sectors were represented on the top ten best contributors list. Of note, Consumer Discretionary companies again topped the list as retailers benefited from a late surge in activity and the three related holdings combined to contribute over 3.5% to the Fund’s performance. Two of these companies (TRW and Ford) come from auto-related industries and served as proof that demand continued to increase both domestically and abroad.

These are the Fund’s ten best-contributing stocks for the calendar year ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	ev3, Inc.	Health Care Equipment & Supplies	1.7%
2	TRW Automotive Holdings Corp.	Auto Components	1.7%
3	Pier 1 Imports, Inc.	Specialty Retail	1.1%
4	Silvercorp Metals, Inc.	Metals & Mining	0.9%
5	W.W. Grainger, Inc.	Trading Companies & Distributors	0.8%
6	Tata Motors, Ltd. - Sponsored ADR	Machinery	0.8%
7	Ford Motor Co.	Automobiles	0.8%
8	Cognizant Technololgy Solutions Corp.	IT Services	0.8%
9	Acme Packet, Inc.	Communications Equipment	0.7%
10	Silver Wheaton Corp.	Metals & Mining	0.7%

TRW Automotive Holdings was the Fund’s second biggest contributor for the calendar year; its stock price more than doubled over the 12-month period. The auto industry had a strong resurgence as Ford rebounded nicely from the recession and GM

10	Semi-Annual Report | December 31, 2010 (Unaudited)

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

went public to strong investor demand, thus benefitting the worldwide auto parts supplier. TRW’s recent earnings report beat expectations, a development that has been repeated often over the past few years. Because of its global presence, analysts continue to believe the company will benefit greatly as auto sales jump in the world’s emerging markets and regulators in these countries press for stronger safety standards.

As was the case for the quarter, Information Technology companies dominated the list of negative contributors; four related holdings were among the top detractors to Fund performance. Combined, they cost the Fund over three percent in return. Five other sectors were represented on this list, proving that even in strong years, laggards normally exist in virtually every industry. In fact, two consumer discretionary companies were on the worst contributors list, though neither was retail-oriented.

These are the Fund’s ten worst-contributing stocks for the calendar year ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Unisys Corp.	IT Services	-1.1%
2	American Superconductor Corp.	Electrical Equipment	-1.1%
3	Sanmina-SCI Corp.	Electronic Equip., Instruments & Components	-0.8%
4	NewMarket Corp.	Chemicals	-0.7%
5	Corinthian Colleges, Inc.	Diversified Consumer Services	-0.7%
6	Fuel Systems Solutions, Inc.	Auto Components	-0.7%
7	Micron Technology, Inc.	Semiconductors & Semiconductor Equipment	-0.6%
8	Diamond Offshore Drilling, Inc.	Energy Equipment & Services	-0.6%
9	Chiquita Brands International, Inc.	Food Products	-0.6%
10	Seagate Technology PLC	Computers & Peripherals	-0.5%

Technology companies like Unisys have struggled as their customers slashed IT budgets in an attempt to make their own bottom line look better to investors and analysts. In its most recent quarter, Unisys reported a 54% profit decline on weak server sales, and investors reacted negatively. Its stock fell almost 20% in one day and dropped over 30% for calendar year 2010. Earlier in the year, the multinational company suffered from negative economic developments in Venezuela. Unisys cost the Fund over one percent in return and was the worst contributor to its overall performance.

Top Ten Holdings as of December 31, 2010

Four of the Fund’s top contributors for the December 2010 quarter were also among the largest holdings at the end of the calendar year (Pier 1 Imports, Sandisk, F5 Networks, and Silvercorp Metals). Two electronic equipment companies and two semiconductor companies highlighted the Fund’s top ten holdings at year-end. Still, the Fund was broadly diversified, and no single holding accounted for greater than 2.1% of the net assets. The ten largest positions represented less than 20% of the total assets of the Fund.

Rank	Description	Industry	% of Net Assets
1	Complete Production Services, Inc.	Energy Equipment & Services	2.1%
2	Pier 1 Imports, Inc.	Speciality Retail	2.0%
3	RPC, Inc.	Energy Equipment & Services	2.0%
4	SanDisk Corp.	Computers & Peripherals	1.9%
5	F5 Networks, Inc.	Communications Equipment	1.8%
6	TRW Automotive Holdings Corp.	Auto Components	1.8%
7	ARM Holdings PLC - Sponsored ADR	Semiconductors & Semiconductor Equipment	1.8%
8	Silvercorp Metals, Inc.	Metals & Mining	1.6%
9	Micron Technology, Inc.	Semiconductors & Semiconductor Equipment	1.5%
10	Tata Motors, Ltd. - Sponsored ADR	Machinery	1.5%
	Total		18.0%

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Aggressive Investors 1 Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2010

The biggest disparity between the Fund and the S&P 500 Index was found in the Consumer Discretionary sector, and we benefited greatly from strong company performance in this area throughout the year, particularly in the midst of a favorable holiday season. The Fund’s largest allocation was in Information Technology, a sector that underperformed during the period.

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	19.7%	10.6%	9.1%
Consumer Staples	5.4%	10.6%	-5.2%
Energy	11.3%	12.0%	-0.7%
Financials	7.8%	16.3%	-8.5%
Health Care	6.1%	11.0%	-4.9%
Industrials	16.8%	10.9%	5.9%
Information Technology	23.0%	18.5%	4.5%
Materials	8.8%	3.7%	5.1%
Telecommunication Services	0.9%	3.1%	-2.2%
Utilities	0.0%	3.3%	-3.3%
Cash & Other Assets	0.2%	0.0%	0.2%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, December 31, 2010, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are extremely important to us.

Sincerely,

Your Investment Management Team

12	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 99.78%
Aerospace & Defense - 2.85%
	L - 3 Communications Holdings, Inc.	12,900	$909,321
	Northrop Grumman Corp.	17,400	1,127,172
	Raytheon Co.	22,500	1,042,650

			3,079,143

Airlines - 3.17%
	Lan Airlines SA - Sponsored ADR+	33,000	1,015,740
	United Continental Holdings, Inc.*+	37,600	895,632
	US Airways Group, Inc.*	150,800	1,509,508

			3,420,880

Auto Components - 4.26%
	BorgWarner, Inc.*	19,400	1,403,784
	Magna International, Inc.	24,800	1,289,600
	TRW Automotive Holdings Corp.*	36,200	1,907,740

			4,601,124

Beverages - 2.26%
	Brown - Forman Corp., Class B	20,900	1,455,058
	Dr. Pepper Snapple Group, Inc.	28,000	984,480

			2,439,538

Chemicals - 3.61%
	Huntsman Corp.	99,000	1,545,390
	Sherwin - Williams Co. (The)	13,300	1,113,875
	Westlake Chemical Corp.	28,600	1,243,242

			3,902,507

Commercial Banks - 3.60%
	KeyCorp	124,700	1,103,595
	Lloyds Banking Group PLC - ADR*+	215,200	884,472
	M&T Bank Corp.	14,200	1,236,110
	Regions Financial Corp.	94,600	662,200

			3,886,377

Communications Equipment - 3.07%
	F5 Networks, Inc.*	15,300	1,991,448
	Finisar Corp.*+	44,500	1,321,205

			3,312,653

Computers & Peripherals - 2.88%
	Lexmark International, Inc., Class A*	30,200	1,051,564

Industry	Company	Shares	Value

Computers & Peripherals (continued)
	SanDisk Corp.*	41,400	$2,064,204

			3,115,768

Consumer Finance - 1.03%
	Credit Acceptance Corp.*	17,700	1,111,029

Diversified Consumer Services - 0.34%
	Corinthian Colleges, Inc.*+	71,500	372,515

Electronic Equipment, Instruments & Components - 4.17%
	Arrow Electronics, Inc.*	33,600	1,150,800
	Ingram Micro, Inc., Class A*	58,000	1,107,220
	Tech Data Corp.*	26,400	1,162,128
	Vishay Intertechnology, Inc.*	73,900	1,084,852

			4,505,000

Energy Equipment & Services - 8.12%
	Atwood Oceanics, Inc.*	33,300	1,244,421
	Complete Production Services, Inc.*	78,500	2,319,675
	Halliburton Co.	30,000	1,224,900
	Newpark Resources, Inc.*	121,800	750,288
	RPC, Inc.+	118,050	2,139,066
	Tetra Technologies, Inc.*	92,400	1,096,788

			8,775,138

Food & Staples Retailing - 1.97%
	Safeway, Inc.	49,200	1,106,508
	Wal - Mart Stores, Inc.	19,000	1,024,670

			2,131,178

Health Care Equipment & Supplies - 1.09%
	CR Bard, Inc.	12,800	1,174,656

Health Care Providers & Services - 2.07%
	Health Management Associates, Inc., Class A*	125,000	1,192,500
	Quest Diagnostics, Inc.	19,300	1,041,621

			2,234,121

Hotels, Restaurants & Leisure - 1.91%
	Chipotle Mexican Grill, Inc.*	4,900	1,042,034
	Las Vegas Sands Corp.*	22,300	1,024,685

			2,066,719

Insurance - 1.00%
	Travelers Cos., Inc. (The)	19,400	1,080,774

Internet & Catalog Retail - 2.48%
	NetFlix, Inc.*+	8,400	1,475,880

www.bridgeway.com	13

Bridgeway Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Internet & Catalog Retail (continued)
	priceline.com, Inc.*	3,000	$1,198,650

			2,674,530

Internet Software & Services - 2.04%
	Akamai Technologies, Inc.*	22,600	1,063,330
	Baidu, Inc. - Sponsored ADR*	11,800	1,139,054

			2,202,384

IT Services - 2.23%
	International Business Machines Corp.	7,800	1,144,728
	Unisys Corp.*	48,883	1,265,581

			2,410,309

Leisure Equipment & Products - 1.16%
	Polaris Industries, Inc.	16,000	1,248,320

Life Sciences Tools & Services - 1.07%
	Thermo Fisher Scientific, Inc.*	20,900	1,157,024

Machinery - 5.85%
	CNH Global N.V.*+	31,100	1,484,714
	Cummins, Inc.	9,800	1,078,098
	NACCO Industries, Inc., Class A	10,900	1,181,233
	Sauer-Danfoss, Inc.*	34,500	974,625
	Tata Motors, Ltd. - Sponsored ADR+	54,400	1,596,096

			6,314,766

Marine - 0.00%
	Kirby Corp.*	20	881

Media - 3.59%
	CBS Corp., Class B Non-Voting	72,400	1,379,220
	Liberty Global, Inc., Class A*	30,000	1,061,400
	Valassis Communications, Inc.*	44,600	1,442,810

			3,883,430

Metals & Mining - 3.08%
	Silver Wheaton Corp.*	40,000	1,561,600
	Silvercorp Metals, Inc.	137,900	1,769,257

			3,330,857

Multiline Retail - 1.36%
	Dillard’s, Inc., Class A	38,600	1,464,484

Industry	Company	Shares	Value

Office Electronics - 1.16%
	Xerox Corp.	108,900	$1,254,528

Oil, Gas & Consumable Fuels - 3.14%
	Comstock Resources, Inc.*	36,800	903,808
	ConocoPhillips	18,600	1,266,660
	Exxon Mobil Corp.	16,700	1,221,104

			3,391,572

Paper & Forest Products - 2.08%
	Domtar Corp.	15,900	1,207,128
	MeadWestvaco Corp.	39,600	1,035,936

			2,243,064

Personal Products - 1.22%
	Estee Lauder Cos., Inc., Class A (The)	16,300	1,315,410

Pharmaceuticals - 1.89%
	Bristol-Myers Squibb Co.	39,900	1,056,552
	Medicines Co. (The)*	69,600	983,448

			2,040,000

Professional Services - 1.19%
	Dun & Bradstreet Corp.	15,700	1,288,813

Real Estate Investment Trusts (REITs) - 2.14%
	BioMed Realty Trust, Inc.	64,700	1,206,655
	Weingarten Realty Investors	46,600	1,107,216

			2,313,871

Road & Rail - 1.40%
	Amerco, Inc.*	15,800	1,517,432

Semiconductors & Semiconductor Equipment - 6.45%
	ARM Holdings PLC - Sponsored ADR+	91,400	1,896,550
	Atmel Corp.*	118,100	1,454,992
	Cirrus Logic, Inc.*+	63,000	1,006,740
	Micron Technology, Inc.*	200,200	1,605,604
	TriQuint Semiconductor, Inc.*	85,800	1,003,002

			6,966,888

Software - 0.97%
	VMware, Inc., Class A*	11,800	1,049,138

Specialty Retail - 3.39%
	DSW, Inc., Class A*+	37,900	1,481,890
	Pier 1 Imports, Inc.*#	207,400	2,177,700

			3,659,590

14	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Textiles, Apparel & Luxury Goods - 1.24%
Fossil, Inc.*	19,000	$1,339,120

Trading Companies & Distributors - 2.39%
United Rentals, Inc.*	56,000	1,274,000
W.W. Grainger, Inc.	9,500	1,312,045

		2,586,045

Wireless Telecommunication Services - 0.86%
Sprint Nextel Corp.*	220,300	931,869

TOTAL COMMON STOCKS - 99.78%		107,793,445

(Cost $90,261,568)

TOTAL INVESTMENTS - 99.78%		$107,793,445
(Cost $90,261,568)
Other Assets in Excess of Liabilities - 0.22%		233,802

NET ASSETS - 100.00%		$108,027,247

*    Non-income producing security.

#   Securities, or a portion thereof, segregated to cover the Fund’s obligation under swap agreements. The total market value of segregated assets is $2,177,700.

+   This security or a portion of the security is out on loan at December 31, 2010. Total loaned securities had a market value of $12,126,288 at December 31, 2010.

ADR - American Depositary Receipt

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Market Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$107,793,445	$—	$—	$107,793,445

TOTAL	$107,793,445	$—	$—	$107,793,445

Other Financial Instruments**
Swaps	$—	$1,234	$—	$1,234

TOTAL	$—	$1,234	$—	$1,234

**  Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

See Notes to Financial Statements.

www.bridgeway.com	15

Aggressive Investors 2 Fund MANAGER’S COMMENTARY

(Unaudited)

December 31, 2010

Dear Fellow Aggressive Investors 2 Fund Shareholder,

For the December 2010 quarter, Aggressive Investors 2 Fund ended the year on a strong note, with a 12.99% return that outperformed its primary market benchmark, the S&P 500 Index (+10.76%) and its peer benchmark, the Lipper Capital Appreciation Funds Index (+11.16%). The Fund did lag the smaller-cap Russell 2000 Index (+16.25%) in a small-cap dominated market. It was a very good quarter on an absolute basis, but a mixed quarter on a relative basis; we are generally pleased with the results.

For the six-month “semi-annual” period ending December 31, 2010, our Fund jumped 26.71%, beating its primary market benchmark, the S&P 500 Index (+23.27%) and its peer benchmark, the Lipper Capital Appreciation Funds Index (+22.92%), but lagged the Russell 2000 Index of smaller companies (+29.38%). Our growth leaning stock picking models tended to do very well in this growth dominated period. In spite of lagging our one benchmark of smaller companies, we were generally pleased with these results.

In spite of strong second half calendar year performance, we underperformed our performance benchmarks for the full calendar year ended December 31, 2010. Our Fund was up 12.10%, compared to the 15.06% return of our primary market benchmark, the S&P 500 Index, a 15.26% return of our peer benchmark, the Lipper Capital Appreciation Funds Index, and the stellar 26.85% return of the Russell 2000 Index of smaller companies.

The table below presents our December quarter, six-month, one-year, five-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/10 to 12/31/10	6 Month 7/1/10 to 12/31/10	1 Year 1/1/10 to 12/31/10	5 Year 1/1/06 to 12/31/10	Life-to-Date 10/31/01 to 12/31/10

Aggressive Investors 2 Fund	12.99%	26.71%	12.10%	-1.84%	4.71%
S&P 500 Index (large companies)	10.76%	23.27%	15.06%	2.29%	3.89%
Russell 2000 Index (small companies)	16.25%	29.38%	26.85%	4.47%	8.22%
Lipper Capital Appreciation Funds Index	11.16%	22.92%	15.26%	4.41%	5.54%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in this category, comprised of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2010, Aggressive Investors 2 Fund ranked 225th of 294 capital appreciation funds for the twelve months ending December 31, 2010, 209th of 217 over the last five years, and 99th of 170 since inception in October 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

16	Semi-Annual Report | December 31, 2010 (Unaudited)

Aggressive Investors 2 Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Aggressive Investors 2 Fund vs. S&P 500 Index, Lipper Capital Appreciation Funds Index & Russell 2000 Index

from Inception 10/31/01 to 12/31/10

Detailed Explanation of Quarterly Performance

The Short Version: Consumer Discretionary stocks were the stars for the quarter, while Information Technology stocks were well represented on both the best and worst contributors lists.

The recent quarter could be deemed “the return of the consumer” as retailers reported their best holiday season since the beginning of the economic downturn. Four Consumer Discretionary companies highlighted the list of top ten contributing stocks; combined, they contributed over two percent to the overall return of the Fund. Three Materials stocks also made the top-ten contributors list as demand in the emerging world markets continued to aid commodities and related companies. Information Technology companies were a mixed bag this past quarter as two related holdings made the top ten list, but they also made a showing on the worst contributors list.

These are the Fund’s ten best-contributing stocks for the quarter ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	SanDisk Corp.	Computers & Peripherals	1.0%
2	Silvercorp Metals, Inc.	Metals & Mining	0.8%
3	Silver Wheaton Corp.	Metals & Mining	0.6%
4	Atmel Corp.	Semiconductors & Semiconductor Equipment	0.6%
5	Dillard’s, Inc.	Multiline Retail	0.6%
6	Ford Motor Co.	Automobiles	0.5%
7	Pier 1 Imports, Inc.	Specialty Retail	0.5%
8	TRW Automotive Holdings Corp.	Auto Components	0.5%
9	Tata Motors, Ltd. - Sponsored ADR	Machinery	0.4%
10	Huntsman Corp.	Chemicals	0.4%

While gold continues to get much of the positive press when it comes to investing in precious metals, silver has more than made a name for itself and related companies have benefited dramatically. Gold is known more as an inflation hedge and a safe-haven investment during times of crisis, but silver demand has continued to increase because of its industrial uses in batteries, bearings and electronics. In December, silver prices pushed to 30-year highs. Silvercorp Metals is a global silver mining company with a major presence in China. In December, the company announced a new mining venture in Guangdong Province as part of its overall expansion throughout this rapidly growing emerging market. Its stock price skyrocketed 55% during the three month period and was the second best contributor to the Fund’s return.

www.bridgeway.com	17

Aggressive Investors 2 Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Three Information Technology companies were among the biggest detractors from the Fund’s performance. In certain cases, corporations have limited technology purchases in order to keep costs in check and make earnings look stronger. The delayed activity has hindered IT companies, many of which are still expecting a major surge in upgrades, but continue to wait out the economic uncertainty for another quarter or two (and hopefully not much longer). The three IT holdings on the worst contributors list cost the Fund over half of a percent in return.

These are the Fund’s ten worst-contributing stocks for the quarter ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Newpark Resources, Inc.	Energy Equipment & Services	-0.4%
2	Lexmark International, Inc.	Computers & Peripherals	-0.3%
3	Unisys Corp.	IT Services	-0.2%
4	Lloyds Banking Group PLC - ADR	Commercial Banks	-0.2%
5	Corinthian Colleges, Inc.	Diversified Consumer Services	-0.1%
6	Cirrus Logic, Inc.	Semiconductors & Semiconductor Equipment	-0.1%
7	Valassis Communications, Inc.	Media	-0.1%
8	Las Vegas Sands Corp.	Hotels Restaurants & Leisure	-0.1%
9	Sauer-Danfoss, Inc.	Machinery	-0.1%
10	Sprint Nextel Corp.	Wireless Telecommunication Services	-0.1%

Earnings can make a big difference to investors. In October, printer maker Lexmark disappointed investors with a weaker than expected earnings report that showed lackluster revenue growth and a large buildup in inventories. The company also announced that its CEO was stepping down. Its stock plummeted almost 20% on the earnings news and some analysts questioned the company’s ability to compete with larger rivals like HP. For the three month period ended December 31, 2010, Lexmark was the second costliest holding in the Fund as its stock price fell 22% for the quarter.

Detailed Explanation of Calendar Year Performance

The Short Version: The best contributors list was very diverse, while Information Technology dominated the worst contributors list for the calendar year as it did for the quarter.

All in all, calendar year 2010 was a nice year for stocks across most industries as four different sectors were represented on the top ten list of best contributors. Of note, Consumer Discretionary companies again topped the list as retailers benefited from a late surge in activity and the four related holdings combined to contribute over four percent to the Fund’s return. Two of these companies (TRW and Ford) come from auto-related industries and served as proof that demand continued to increase both domestically and abroad.

As was the case for the quarter, IT companies dominated the list of negative contributors as four related holdings were among top detractors to performance. Combined they cost the Fund over 3.5% in return. Five other sectors were represented in this list, proving that even in strong years, laggards will normally exist in virtually every industry. In fact, two consumer discretionary companies were on the worst contributors list, though neither was retail-oriented.

18	Semi-Annual Report | December 31, 2010 (Unaudited)

Aggressive Investors 2 Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the Fund’s ten best-contributing stocks for the calendar year ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	TRW Automotive Holdings Corp.	Auto Components	1.7%
2	Acme Packet, Inc.	Communications Equipment	1.2%
3	Pier 1 Imports, Inc.	Specialty Retail	1.1%
4	Silvercorp Metals, Inc.	Metals & Mining	1.1%
5	Tata Motors, Ltd. - Sponsored ADR	Machinery	0.9%
6	Ford Motor Co.	Automobiles	0.9%
7	Cognizant Technology Solutions Corp.	IT Services	0.9%
8	Family Dollar Stores, Inc.	Multiline Retail	0.7%
9	SanDisk Corp.	Computers & Peripherals	0.7%
10	Huntsman Corp.	Chemicals	0.6%

TRW Automotive Holdings was the Fund’s biggest contributor for the calendar year; its stock price more than doubled over the 12-month period. The auto industry had a strong resurgence as Ford rebounded nicely from the recession and GM went public to strong investor demand, thus benefitting the worldwide auto parts supplier. TRW’s recent earnings report beat expectations, a development that has been repeated often over the past few years. Because of its global presence, analysts continue to believe the company will benefit greatly as auto sales jump in the world’s emerging markets and regulators in these countries press for stronger safety standards.

As was the case for the quarter, IT companies dominated the list of negative contributors; four related holdings were among the top detractors to the performance. Combined they cost the Fund over 3.5% in return. Five other sectors were represented in this list, proving that even in strong years, laggards will normally exist in virtually every industry. In fact, two consumer discretionary companies were on the worst contributors list, though neither was retail-oriented.

These are the Fund’s ten worst-contributing stocks for the calendar year ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Unisys Corp.	IT Services	-1.2%
2	American Superconductor Corp.	Electrical Equipment	-1.1%
3	Sanmina-SCI Corp.	Electronic Equip., Instruments & Components	-0.9%
4	Seagate Technology PLC	Computers & Peripherals	-0.9%
5	Fuel Systems Solutions, Inc.	Auto Components	-0.7%
6	NewMarket Corp.	Chemicals	-0.7%
7	Micron Technology, Inc.	Semiconductors & Semiconductor Equipment	-0.6%
8	Diamond Offshore Drilling, Inc.	Energy Equipment & Services	-0.6%
9	Corinthian Colleges, Inc.	Diversified Consumer Services	-0.5%
10	First Bancshares, Inc.	Thrifts & Mortgage Finance	-0.5%

Technology companies like Unisys have struggled as their customers slashed IT budgets in an attempt to make their own bottom line look better to investors and analysts. In its most recent quarter, Unisys reported a 54% profit decline on weak server sales, and investors reacted negatively. Its stock fell almost 20% in one day and dropped over 30% for calendar year 2010. Earlier in the year, the multinational company suffered from negative economic developments in Venezuela. Unisys cost the Fund over one percent in return and was the worst contributor to its overall performance.

Top Ten Holdings as of December 31, 2010

Five of the Fund’s top contributors for the December 2010 quarter were also among the largest holdings at the end of the calendar year (Sandisk, TRW, Pier 1 Imports, Tata Motors, and Silver Wheaton). Two auto-related companies highlighted the Fund’s top ten holdings at year-end. Still, the Fund was broadly diversified and no single holding accounted for greater than 2.6% of the net assets. The ten largest positions represented just over 20% of the total assets of the Fund.

www.bridgeway.com	19

Aggressive Investors 2 Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Rank	Description	Industry	% of Net Assets
1	SanDisk Corp.	Computers & Peripherals	2.6%
2	TRW Automotive Holdings Corp.	Auto Components	2.2%
3	Pier 1 Imports, Inc.	Specialty Retail	2.2%
4	Complete Production Services, Inc.	Energy Equipment & Services	2.1%
5	Tata Motors, Ltd. - Sponsored ADR	Machinery	2.1%
6	NetFlix, Inc.	Internet & Catalog Retail	2.0%
7	Valassis Communications, Inc.	Media	1.9%
8	US Airways Group, Inc.	Airlines	1.9%
9	CNH Global N.V.	Machinery	1.8%
10	Silver Wheaton Corp.	Metals & Mining	1.8%
	Total		20.6%

Industry Sector Representation as of December 31, 2010

The biggest disparity between the Fund and the S&P 500 Index was found in the Consumer Discretionary sector, and we benefited greatly from strong company performance in this area throughout the year, particularly in the midst of a favorable holiday season. The Fund’s largest allocation was in Information Technology, a sector that underperformed during the period.

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	19.4%	10.6%	8.8%
Consumer Staples	4.0%	10.6%	-6.6%
Energy	10.1%	12.0%	-1.9%
Financials	8.9%	16.3%	-7.4%
Health Care	7.0%	11.0%	-4.0%
Industrials	17.5%	10.9%	6.6%
Information Technology	22.7%	18.5%	4.2%
Materials	8.5%	3.7%	4.8%
Telecommunication Services	1.1%	3.1%	-2.0%
Utilities	-	3.3%	-3.3%
Cash & Other Assets	0.8%	-	0.8%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2010, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

20	Semi-Annual Report | December 31, 2010 (Unaudited)

Aggressive Investors 2 Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Conclusion

Thank you for your continued investment in Aggressive Investors 2 Fund. We encourage your feedback; your reactions and concerns are extremely important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	21

Bridgeway Aggressive Investors 2 Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 99.45%
Aerospace & Defense - 3.30%
	L-3 Communications Holdings, Inc.	38,600	$2,720,914
	Northrop Grumman Corp.	43,600	2,824,408
	Raytheon Co.	53,100	2,460,654

			8,005,976

Airlines - 3.99%
	Lan Airlines SA - Sponsored ADR#+	100,000	3,078,000
	United Continental Holdings, Inc.*+	86,100	2,050,902
	US Airways Group, Inc.*	454,400	4,548,544

			9,677,446

Auto Components - 5.15%
	BorgWarner, Inc.*	47,100	3,408,156
	Magna International, Inc.	72,200	3,754,400
	TRW Automotive Holdings Corp.*	101,100	5,327,970

			12,490,526

Beverages - 2.06%
	Brown-Forman Corp., Class B	37,700	2,624,674
	Dr. Pepper Snapple Group, Inc.	67,800	2,383,848

			5,008,522

Chemicals - 2.80%
	Huntsman Corp.	229,500	3,582,495
	Sherwin-Williams Co. (The)	29,100	2,437,125
	Westlake Chemical Corp.	17,683	768,680

			6,788,300

Commercial Banks - 4.61%
	KeyCorp	321,100	2,841,735
	Lloyds Banking Group PLC - ADR*	702,400	2,886,864
	M&T Bank Corp.	30,100	2,620,205
	Regions Financial Corp.	404,400	2,830,800

			11,179,604

Communications Equipment - 2.74%
	F5 Networks, Inc.*	28,300	3,683,528
	Finisar Corp.*+	100,000	2,969,000

			6,652,528

Computers & Peripherals - 3.54%
	Lexmark International, Inc., Class A*	62,400	2,172,768

Industry	Company	Shares	Value

Computers & Peripherals (continued)
	SanDisk Corp.*	129,000	$6,431,940

			8,604,708

Consumer Finance - 1.06%
	Capital One Financial Corp.	60,600	2,579,136

Diversified Consumer Services - 0.41%
	Corinthian Colleges, Inc.*+	192,800	1,004,488

Electronic Equipment, Instruments & Components - 4.35%
	Arrow Electronics, Inc.*	76,000	2,603,000
	Ingram Micro, Inc., Class A*	143,700	2,743,233
	Tech Data Corp.*	60,800	2,676,416
	Vishay Intertechnology, Inc.*	172,800	2,536,704

			10,559,353

Energy Equipment & Services - 7.69%
	Atwood Oceanics, Inc.*	63,600	2,376,732
	Complete Production Services, Inc.*	176,900	5,227,395
	Halliburton Co.	74,700	3,050,001
	Newpark Resources, Inc.*	395,800	2,438,128
	RPC, Inc.+	172,200	3,120,264
	Tetra Technologies, Inc.*	207,500	2,463,025

			18,675,545

Food & Staples Retailing - 0.96%
	Safeway, Inc.	103,700	2,332,213

Health Care Equipment & Supplies - 1.09%
	CR Bard, Inc.	28,800	2,642,976

Health Care Providers & Services - 3.42%
	AmerisourceBergen Corp.	92,700	3,162,924
	Health Management Associates, Inc., Class A*	281,700	2,687,418
	Quest Diagnostics, Inc.	45,500	2,455,635

			8,305,977

Hotels, Restaurants & Leisure - 1.91%
	Chipotle Mexican Grill, Inc.*	11,000	2,339,260
	Las Vegas Sands Corp.*	50,000	2,297,500

			4,636,760

Household Products - 1.01%
	Procter & Gamble Co. (The)	38,200	2,457,406

Insurance - 1.05%
	Travelers Cos., Inc. (The)	45,600	2,540,376

22	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Aggressive Investors 2 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Internet & Catalog Retail - 1.98%
	NetFlix, Inc.*+	27,300	$4,796,610

Internet Software & Services - 2.78%
	Akamai Technologies, Inc.*	73,500	3,458,175
	Baidu, Inc. - Sponsored ADR*	34,000	3,282,020

			6,740,195

IT Services - 1.54%
	International Business Machines Corp.	16,800	2,465,568
	Unisys Corp.*	49,505	1,281,684

			3,747,252

Leisure Equipment & Products - 1.30%
	Polaris Industries, Inc.	40,500	3,159,810

Life Sciences Tools & Services - 1.01%
	Thermo Fisher Scientific, Inc.*	44,300	2,452,448

Machinery - 6.45%
	CNH Global N.V.*	91,200	4,353,888
	Cummins, Inc.	35,000	3,850,350
	Sauer-Danfoss, Inc.*	79,000	2,231,750
	Tata Motors, Ltd. - Sponsored ADR+	178,000	5,222,520

			15,658,508

Media - 3.15%
	CBS Corp., Class B Non-Voting	157,500	3,000,375
	Valassis Communications, Inc.*	143,800	4,651,930

			7,652,305

Metals & Mining - 3.18%
	Silver Wheaton Corp.*	109,900	4,290,496
	Silvercorp Metals, Inc.	268,100	3,439,723

			7,730,219

Multiline Retail - 1.19%
	Dillard’s, Inc., Class A	76,100	2,887,234

Office Electronics - 1.00%
	Xerox Corp.	211,400	2,435,328

Oil, Gas & Consumable Fuels - 2.40%
	Comstock Resources, Inc.*	127,100	3,121,576
	Exxon Mobil Corp.	36,900	2,698,128

			5,819,704

Paper & Forest Products - 2.50%
	Domtar Corp.	45,000	3,416,400

Industry	Company	Shares	Value

Paper & Forest Products (continued)
	MeadWestvaco Corp.	101,600	$2,657,856

			6,074,256

Pharmaceuticals - 1.53%
	Bristol-Myers Squibb Co.	140,200	3,712,496

Professional Services - 1.22%
	Dun & Bradstreet Corp.	36,200	2,971,658

Real Estate Investment Trusts (REITs) - 2.19%
	BioMed Realty Trust, Inc.	156,400	2,916,860
	Weingarten Realty Investors	100,700	2,392,632

			5,309,492

Semiconductors & Semiconductor Equipment - 6.76%
	ARM Holdings PLC - Sponsored ADR+	164,700	3,417,525
	Atmel Corp.*	309,400	3,811,808
	Cirrus Logic, Inc.*+	204,100	3,261,518
	Micron Technology, Inc.*	451,800	3,623,436
	TriQuint Semiconductor, Inc.*	195,900	2,290,071

			16,404,358

Specialty Retail - 3.35%
	Pier 1 Imports, Inc.*	504,600	5,298,300
	Ross Stores, Inc.	44,800	2,833,600

			8,131,900

Textiles, Apparel & Luxury Goods - 1.07%
	Fossil, Inc.*	36,700	2,586,616

Trading Companies & Distributors - 2.59%
	United Rentals, Inc.*	137,000	3,116,750
	W.W. Grainger, Inc.	23,000	3,176,530

			6,293,280

Wireless Telecommunication Services - 1.12%
	Sprint Nextel Corp.*	645,300	2,729,619

TOTAL COMMON STOCKS - 99.45%			241,435,128

(Cost $206,835,099)

www.bridgeway.com	23

Bridgeway Aggressive Investors 2 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

	Rate^	Shares	Value
MONEY MARKET FUND - 0.04%
BlackRock FedFund	0.06%	94,792	$94,792

TOTAL MONEY MARKET FUND - 0.04%			94,792

(Cost $94,792)

TOTAL INVESTMENTS - 99.49%			$241,529,920
(Cost $206,929,891)
Other Assets in Excess of Liabilities - 0.51%			1,245,139

NET ASSETS - 100.00%			$242,775,059

*     Non-income producing security.

#    Securities, or a portion thereof, segregated to cover the Fund’s obligation under swap agreements. The total market value of segregated assets is $2,769,584.

^    Rate disclosed as of December 31, 2010.

+    This security or a portion of the security is out on loan at December 31, 2010. Total loaned securities had a market value of $22,568,420 at December 31, 2010.

ADR - American Depositary Receipt

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Market Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$241,435,128	$—	$—	$241,435,128
Money Market Fund	—	94,792	—	94,792

TOTAL	$241,435,128	$94,792	$—	$241,529,920

Other Financial Instruments**
Swaps	$—	$2,991	$—	$2,991

TOTAL	$—	$2,991	$—	$2,991

**    Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the investment.

See Notes to Financial Statements.

24	Semi-Annual Report | December 31, 2010 (Unaudited)

Ultra-Small Company Fund MANAGER’S COMMENTARY

(Unaudited)

December 31, 2010

Dear Fellow Ultra-Small Company Fund Shareholder,

For the December 2010 quarter, Ultra-Small Company Fund ended the year on a strong note with a return of 17.21%, outperforming its primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+17.01%), its peer benchmark, the Lipper Micro-Cap Stock Funds Index (+16.69%), and the Russell 2000 Index (+16.25%). We did trail the Russell Microcap Index (+19.41%) during the three month period. We are mostly pleased with the results.

For the six-month “semi-annual” period ending December 31, 2010, our Fund jumped 27.53% and outperformed its primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+25.30%). We did underperform each of our other benchmarks: our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+28.10%), the Russell Microcap Index (+28.73%), and the Russell 2000 Index (+29.38%), as these indexes all hold more stocks in the larger “micro-cap” segment. As presented in the table on the next page, ultra-small (“CRSP 10”) stocks took somewhat of a “breather” relative to micro-cap stocks (“CRSP 9”) stocks after ultra-small stock’s stellar relative performance in 2009.

For the calendar year ended December 31, 2010, Ultra-Small Company Fund returned 23.55%, underperforming each of our benchmarks. This is due to the dramatic “lack of traction” of our active stock picking models in the March quarter of 2010, which was documented in that quarterly letter.

The table below presents our December quarter, six-month, one-year, five-year, ten-year, and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/10 to 12/31/10	6 Month 7/1/10 to 12/31/10	1 Year 1/1/10 to 12/31/10	5 Year 1/1/06 to 12/31/10	10 Year 1/1/01 to 12/31/10	Life-to-Date 8/5/94 to 12/31/10

Ultra-Small Company Fund	17.21%	27.53%	23.55%	3.17%	14.59%	16.44%
CRSP Cap-Based Portfolio 10 Index	17.01%	25.30%	29.55%	6.04%	15.36%	13.12%
Lipper Micro-Cap Stock Funds Index	16.69%	28.10%	27.57%	2.77%	6.26%	N/A
Russell Microcap Index	19.41%	28.73%	28.89%	1.19%	7.38%	N/A
Russell 2000 Index (small companies)	16.25%	29.38%	26.85%	4.47%	6.33%	8.82%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,311 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Lipper Micro-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell Microcap Index is an unmanaged, market value weighted index, which measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2010, Ultra-Small Company Fund ranked 58th of 68 micro-cap funds for the twelve months ending December 31, 2010, 32nd of 60 over the last five years, 1st of 37 over the last ten years, and 1st of 9 since inception in August, 1994. These long-term numbers and the graph below give two snapshots of our long-term success. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	25

Ultra-Small Company Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Ultra-Small Company Fund vs. CRSP 10 Index, Lipper Micro-Cap Stock Funds Index*, Russell 2000 Index & Russell Microcap Index** from Inception 8/5/94 to 12/31/10

*	The Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.
**	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

The table below indicates that small-cap stocks generally outperformed large-cap stocks for the quarter, six-month and one-year periods.

CRSP Decile[1]	Dec. Qtr. 10/1/10 to 12/31/10	Six-months 7/1/10 to 12/31/10	1 Year 1/1/10 to 12/31/10	5 Years 1/1/06 to 12/31/10	10 Years 1/1/01 to 12/31/10	85 Years 1/1/1926 to 12/31/10
1 (ultra-large)	10.2%	22.6%	13.4%	2.3%	0.3%	9.1%
2	11.7%	26.0%	22.0%	4.0%	5.4%	10.5%
3	14.9%	31.0%	30.2%	5.0%	6.3%	10.9%
4	13.0%	26.1%	21.4%	5.2%	7.2%	10.8%
5	16.0%	31.7%	29.4%	8.5%	8.2%	11.4%
6	15.1%	29.6%	27.6%	5.5%	7.7%	11.4%
7	15.7%	32.2%	31.6%	6.7%	9.0%	11.4%
8	18.4%	31.4%	32.8%	7.3%	11.1%	11.6%
9	20.5%	30.8%	29.1%	5.9%	10.9%	11.7%
10 (ultra-small)	17.0%	25.3%	29.6%	6.0%	15.4%	13.3%

[1]

The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Quarterly Performance

The Short Version: We closely matched (slightly beat) our primary market benchmark in the December quarter. Industrial stocks were well represented on both the best and worst contributors list.

All in all, the December quarter was a nice period for ultra-small stocks across most industries as seven different sectors were represented on the top ten contributors list. Of note, three Industrial companies made this list; combined, they contributed over a percent-and-a-half to the Fund’s return. Many of these companies have benefited from enhanced demand in the emerging markets that have continued to lead the growth in the global economy.

26	Semi-Annual Report | December 31, 2010 (Unaudited)

Ultra-Small Company Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the Fund’s ten best-contributing stocks for the quarter ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	IDT Corp.	Diversified Telecommunication Services	1.2%
2	Measurement Specialties, Inc.	Electronic Equip., Instruments & Components	0.9%
3	Cost Plus, Inc.	Specialty Retail	0.9%
4	Mercer International, Inc.	Paper & Forest Products	0.7%
5	Park-Ohio Holdings Corp.	Air Freight & Logistics	0.7%
6	NN, Inc.	Machinery	0.6%
7	Westell Technologies, Inc.	Communications Equipment	0.5%
8	Five Star Quality Care, Inc.	Health Care Providers & Services	0.4%
9	Virtus Investment Partners, Inc.	Capital Markets	0.4%
10	Aceto Corp.	Trading Companies & Distributors	0.4%

Sometimes a company simply needs to reinvent itself. After struggling for five years and watching its shareholder value plummet by more than 90%, management at IDT Corp began a restructuring plan that is starting to pay dividends. The company spun off a media subsidiary and is looking to do the same with its energy business. It is now flush with cash as it focuses its efforts on the more profitable telecom markets, primarily wholesale and retail long distance and calling card services. In December, IDT posted positive earnings and a second consecutive quarter of solid revenue growth. Shareholders were also rewarded for their patience with a dividend declaration. IDT climbed almost 50% during the quarter and contributed over one percent in return to the Fund.

Only three sectors comprised the “bottom ten” list for the December quarter as multiple holdings from Consumer Discretionary (4), Industrials (3), and IT (3) hindered the overall performance of the fund. Interestingly, while Industrials contributed nicely to the return in the quarter, three nevertheless appeared on the list below and cost the Fund almost three-quarters of a percent in performance.

These are the Fund’s ten worst-contributing stocks for the quarter ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Industrial Services of America, Inc.	Commercial Services & Supplies	-0.4%
2	Kenneth Cole Productions, Inc.	Textiles, Apparel & Luxury Goods	-0.3%
3	Jinpan International Ltd.	Electrical Equipment	-0.2%
4	Nanometrics, Inc.	Semiconductors & Semiconductor Equipment	-0.2%
5	Integrated Silicon Solution, Inc.	Semiconductors & Semiconductor Equipment	-0.2%
6	Ballantyne Strong, Inc.	Media	-0.1%
7	LJ International, Inc.	Textiles, Apparel & Luxury Goods	-0.1%
8	Lionbridge Technologies, Inc.	IT Services	-0.1%
9	LGL Group, Inc.	Electrical Equipment	-0.1%
10	CPI Corp.	Diversified Consumer Services	-0.1%

What happens when profits double and investors are still not pleased? Sometimes, the stock price plummets, which was the experience of chipmaker Integrated Silicon Solutions. The company reported profits below analysts’ expectations and also issued a lackluster forecast for the following quarter. Management pointed to decreased demand for certain consumer electronics devices that use its chips, but remained optimistic that business will improve by mid-2011. Though the stock price fell over 12% in the December quarter, we still realized over a 45% gain from the time we bought it in November 2009 to the time we sold it in October 2010.

Detailed Explanation of Calendar Year Performance

The Short Version: Information Technology stocks were the calendar year outliers, dominating both the best and worst contributors’ lists. The March quarter 2010 “junk rally” (significant price recovery by some of the market’s most beat up stocks) accounts for our lagging our primary market benchmark in calendar 2010.

www.bridgeway.com	27

Ultra-Small Company Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Our calendar year 2010 underperformance relative to the CRSP Cap-Based Portfolio 10 Index occurred in the March quarter and was well documented in that quarterly letter. Specifically, some of the bear market’s very low quality stocks, ones our models tend to spurn, outpaced the broader market by a significant margin.

From a company specific and sector viewpoint, Information Technology companies have been a mixed bag in 2010. Three IT-related companies highlighted the list of top Fund contributors; combined, they added over five percent in total return.

These are the Fund’s ten best-contributing stocks for the calendar year ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	IDT Corp.	Diversified Telecommunication Services	3.2%
2	Keithley Instruments, Inc.	Electronic Equip., Instruments & Components	2.8%
3	One Liberty Properties, Inc.	Real Estate Investment Trusts	1.2%
4	Measurement Specialties, Inc.	Electronic Equip., Instruments & Components	1.2%
5	Westell Technologies, Inc.	Communications Equipment	1.0%
6	Cost Plus, Inc.	Specialty Retail	1.0%
7	Triangle Capital Corp.	Capital Markets	0.8%
8	SunOpta, Inc.	Food Products	0.8%
9	Hawk Corp.	Auto Components	0.8%
10	NN, Inc.	Machinery	0.7%

Measurement Specialties manufactures sensors for use in the automotive, medical, and military sectors. At a time when analysts have been worried that higher corporate earnings are mainly the result of cost-cuts (and not revenue increases), Measurement Specialties has experienced revenue growth of between 25% and 45% during the past four quarters. Additionally the company has benefited from its recent acquisition of aerospace supplier PSI. For the year, Measurement Specialties’ share price spiked over 80%, and the company contributed over a percent to the Fund’s return.

On the flipside, Information Technology companies also dominated the list of worst contributors as four related holdings were among the top detractors to the Fund’s performance. Combined they cost the Fund over two-and-a-half percent in performance. Likewise, despite the surge in retail activity late in the year, four consumer discretionary companies were on the “bottom” list below, and they hindered the Fund’s return to the tune of two-plus percent.

These are the Fund’s ten worst-contributing stocks for the calendar year ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	FSI International, Inc.	Semiconductors & Semiconductor Equipment	-1.1%
2	Valuevision Media, Inc.	Internet & Catalog Retail	-0.7%
3	Culp, Inc.	Textiles, Apparel & Luxury Goods	-0.6%
4	Hi-Tech Pharmacal Co, Inc.	Pharmaceuticals	-0.6%
5	Ikanos Communications, Inc.	Semiconductors & Semiconductor Equipment	-0.6%
6	Industrial Services of America, Inc.	Commercial Services & Supplies	-0.5%
7	Network Engines, Inc.	Communications Equipment	-0.5%
8	MarineMax, Inc.	Specialty Retail	-0.5%
9	Eon Communications Corp.	Communications Equipment	-0.5%
10	Tongxin International Ltd.	Auto Components	-0.5%

While 2010 may have represented a bounce-back year for many retailers, not everyone benefited. Luxury boat retailer MarineMax continued in its struggle from the economic downturn and has been in serious cost-cutting mode for the past two years. The company has closed stores, pared back inventories, and laid off personnel with hopes that a “leaner, meaner” company would prove more profitable. Unfortunately, those folks so inclined to buy boats these days have looked to save a buck or two and gone the used boat route; those related sales have increased significantly. And just when management thought it had the company prepared for its road to recovery, along came the BP oil spill, which brought sales in the Gulf region to a virtual standstill. MarineMax’s stock slid almost 30% during the calendar year and cost the Fund about half a percent in return.

28	Semi-Annual Report | December 31, 2010 (Unaudited)

Ultra-Small Company Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Top Ten Holdings as of December 31, 2010

Six of the Fund’s top contributors for the December 2010 quarter were also among the largest holdings at the end of the calendar year (IDT Corp, Measurement Specialties, NN Inc., Mercer Intl, Park-Ohio Holdings and Five State Quality Care). The Fund was broadly diversified, as no single stock accounted for greater than 2.1% of the net assets. The ten largest positions represented just 16% of the total assets of the Fund.

Rank	Description	Industry	% of Net Assets
1	IDT Corp.	Diversified Telecommunication Services	2.1%
2	Measurement Specialties, Inc.	Electronic Equip., Instruments & Components	1.9%
3	NN, Inc.	Machinery	1.8%
4	Warren Resources, Inc.	Oil, Gas & Consumable Fuels	1.6%
5	Mercer International, Inc.	Paper & Forest Products	1.5%
6	Park-Ohio Holdings Corp.	Air Freight & Logistics	1.5%
7	TICC Capital Corp.	Capital Markets	1.4%
8	Five Star Quality Care, Inc.	Health Care Providers & Services	1.4%
9	Callon Petroleum Co.	Oil, Gas & Consumable Fuels	1.4%
10	DDi Corp.	Electronic Equip., Instruments & Components	1.4%
	Total		16.0%

Industry Sector Representation as of December 31, 2010

The Fund’s largest allocation, 18.7%, was in Consumer Discretionary stocks. The Fund maintained a much smaller allocation than its benchmark in Health Care stocks, a defensive sector that tends to lag in a strong recovery period such as the December quarter. Our most over-weighted sector at quarter end was Industrials.

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	18.7%	15.7%	3.0%
Consumer Staples	2.8%	3.2%	-0.4%
Energy	4.1%	6.8%	-2.7%
Financials	18.5%	20.7%	-2.2%
Health Care	9.4%	18.6%	-9.2%
Industrials	18.1%	12.9%	5.2%
Information Technology	18.0%	16.5%	1.5%
Materials	5.0%	4.0%	1.0%
Telecommunication Services	3.2%	0.6%	2.6%
Utilities	0.8%	1.0%	-0.2%
Cash & Other Assets	1.4%	0.0%	1.4%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2010, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

www.bridgeway.com	29

Ultra-Small Company Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

30	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 98.59%
Aerospace & Defense - 1.99%
	Astronics Corp.*	40,000	$840,000
	CPI Aerostructures, Inc.*	20,000	281,400
	Sparton Corp.*	80,000	659,200
	Todd Shipyards Corp.	5,500	123,145

			1,903,745

Air Freight & Logistics - 2.08%
	Express-1 Expedited Solutions, Inc.*	225,500	575,025
	Park-Ohio Holdings Corp.*	67,700	1,415,607

			1,990,632

Airlines - 1.26%
	Pinnacle Airlines Corp.*	86,000	679,400
	Republic Airways Holdings, Inc.*+	71,900	526,308

			1,205,708

Auto Components - 2.34%
	Motorcar Parts of America, Inc.*	57,500	749,800
	SORL Auto Parts, Inc.*	52,000	443,560
	Spartan Motors, Inc.	127,000	773,430
	Strattec Security Corp.	7,960	265,307

			2,232,097

Beverages - 0.63%
	Craft Brewers Alliance, Inc.*+	82,000	606,800

Capital Markets - 5.24%
	Arlington Asset Investment Corp., Class A+	43,600	1,045,964
	Ladenburg Thalmann Financial Services, Inc.*	353,500	413,595
	TICC Capital Corp.	121,500	1,362,015
	Triangle Capital Corp.+	67,171	1,276,249
	Virtus Investment Partners, Inc.*	20,000	907,400

			5,005,223

Commercial Banks - 4.20%
	Alliance Financial Corp.	16,100	520,835
	Bancorp Rhode Island, Inc.	11,600	337,444
	Farmers Capital Bank Corp.*	20,000	97,600
	Fidelity Southern Corp.*+	20,301	141,701
	Financial Institutions, Inc.	20,000	379,400
	Lakeland Bancorp, Inc.	45,000	493,650
	MidWestOne Financial Group, Inc.	45,000	679,950

Industry	Company	Shares	Value

Commercial Banks (continued)
	NewBridge Bancorp*	18,900	$88,074
	Penns Woods Bancorp, Inc.	5,500	218,900
	Peoples Bancorp, Inc.	22,500	352,125
	West Coast Bancorp*	250,000	705,000

			4,014,679

Commercial Services & Supplies - 0.74%
	A.T. Cross Co., Class A*	12,000	115,800
	Casella Waste Systems, Inc., Class A*	83,700	593,433

			709,233

Communications Equipment - 3.18%
	Anaren, Inc.*	51,000	1,063,350
	Bel Fuse, Inc., Class A	5,200	131,664
	Powerwave Technologies, Inc.*	251,100	637,794
	Westell Technologies, Inc., Class A*	367,200	1,200,744

			3,033,552

Computers & Peripherals - 0.39%
	Key Tronic Corp.*	71,000	370,620

Construction & Engineering - 0.51%
	Furmanite Corp.*	70,000	483,700

Construction Materials - 1.15%
	Headwaters, Inc.*	239,600	1,097,368

Consumer Finance - 0.60%
	CompuCredit Holdings Corp.*	65,000	453,700
	Nicholas Financial, Inc.*	12,100	121,121

			574,821

Containers & Packaging - 1.14%
	UFP Technologies, Inc.*	89,000	1,084,910

Diversified Consumer Services - 1.83%
	Collectors Universe	40,000	556,400
	CPI Corp.	33,500	755,425
	Mac-Gray Corp.	29,000	433,550

			1,745,375

Diversified Telecommunication Services - 3.21%
	8X8, Inc.*	250,000	595,000
	HickoryTech Corp.	32,800	314,880
	IDT Corp., Class B+	78,600	2,016,090
	SureWest Communications*	12,735	136,265

			3,062,235

www.bridgeway.com	31

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Electrical Equipment - 2.31%
	Jinpan International Ltd.+	50,400	$530,712
	LGL Group, Inc.*	25,000	452,000
	Preformed Line Products Co.	13,000	760,825
	Ultralife Corp.*	70,200	464,022

			2,207,559

Electronic Equipment, Instruments & Components - 8.56%
	DDi Corp.	111,000	1,305,360
	GTSI Corp.*	35,000	164,500
	IEC Electronics Corp.*+	113,300	861,080
	Iteris, Inc.*	60,000	108,600
	Kemet Corp.*	63,033	919,021
	LeCroy Corp.*	74,000	728,160
	Measurement Specialties, Inc.*	62,500	1,834,375
	PC Connection, Inc.*	27,100	240,106
	Richardson Electronics, Ltd.	85,400	998,326
	SMTC Corp.*	136,000	435,200
	Spectrum Control, Inc.*	31,100	466,189
	Wayside Technology Group, Inc.	10,500	118,230

			8,179,147

Energy Equipment & Services - 0.41%
	Mitcham Industries, Inc.*	33,800	390,390

Food & Staples Retailing - 0.45%
	Susser Holdings Corp.*	31,000	429,350

Food Products - 1.42%
	Coffee Holding Co., Inc.	50,000	186,000
	SunOpta, Inc.*	150,000	1,173,000

			1,359,000

Gas Utilities - 0.13%
	Gas Natural, Inc.	12,000	125,880

Health Care Equipment & Supplies - 0.22%
	Uroplasty, Inc.*	51,500	207,030

Health Care Providers & Services - 8.81%
	Alliance HealthCare Services, Inc.*	125,000	530,000
	Almost Family, Inc.*+	28,500	1,094,970
	Continucare Corp.*	142,000	664,560
	Five Star Quality Care, Inc.*	188,900	1,335,523
	Medcath Corp.*	48,800	680,760
	Metropolitan Health Networks, Inc.*	224,300	1,002,621
	PDI, Inc.*	39,000	411,060
	Providence Service Corp. (The)*	50,000	803,500

Industry	Company	Shares	Value

Health Care Providers & Services (continued)
	Skilled Healthcare Group, Inc., Class A*	95,000	$853,100
	U.S. Physical Therapy, Inc.*	52,500	1,040,550

			8,416,644

Health Care Technology - 0.25%
	HealthStream, Inc.*	30,000	241,200

Hotels, Restaurants & Leisure - 2.71%
	Caribou Coffee Co., Inc.*	111,700	1,125,936
	Carrols Restaurant Group, Inc.*	100,000	742,000
	Einstein Noah Restaurant Group, Inc.*	30,000	421,500
	Famous Dave’s of America, Inc.*	27,000	301,050

			2,590,486

Household Durables - 1.74%
	Flexsteel Industries	7,200	127,296
	Kid Brands, Inc.*	82,300	703,665
	Lifetime Brands, Inc.*	59,400	833,976

			1,664,937

Insurance - 0.89%
	Meadowbrook Insurance Group, Inc.	83,000	850,750

Internet & Catalog Retail - 0.94%
	1-800-Flowers.com, Inc., Class A*	183,500	493,615
	US Auto Parts Network, Inc.*	48,500	407,400

			901,015

Internet Software & Services - 0.62%
	Marchex, Inc., Class B	62,200	593,388

IT Services - 2.00%
	Ciber, Inc.*	127,500	596,700
	Dynamics Research Corp.*	19,000	254,600
	Hackett Group, Inc. (The)*	94,600	332,046
	Lionbridge Technologies, Inc.*	167,500	618,075
	Newtek Business Services, Inc.*	60,900	104,748

			1,906,169

Leisure Equipment & Products - 0.12%
	Escalade, Inc.	17,900	113,665

Life Sciences Tools & Services - 0.15%
	Harvard Bioscience, Inc.*	35,000	143,150

32	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Machinery - 2.83%
	Key Technology, Inc.*	14,000	$238,140
	Miller Industries, Inc.	50,000	711,500
	NN, Inc.*	141,800	1,752,648

			2,702,288

Marine - 1.69%
	Global Ship Lease, Inc., Class A*+	110,300	545,985
	Horizon Lines, Inc., Class A	100,000	437,000
	International Shipholding Corp.	25,000	635,000

			1,617,985

Media - 3.20%
	Ballantyne Strong, Inc.*	108,900	846,153
	Carmike Cinemas, Inc.*	96,700	746,524
	Cumulus Media, Inc., Class A*+	50,000	215,500
	Fisher Communications, Inc.*	18,000	392,400
	Gray Television, Inc.*	250,000	467,500
	Saga Communications, Inc., Class A*	3,800	100,016
	Salem Communications Corp., Class A	45,000	142,650
	Spanish Broadcasting System, Inc., Class A*	200,000	141,600

			3,052,343

Metals & Mining - 1.98%
	Friedman Industries	23,700	207,375
	Universal Stainless & Alloy*	31,000	969,680
	WHX Corp.*	55,000	713,900

			1,890,955

Multiline Retail - 1.02%
	Tuesday Morning Corp.*	184,000	971,520

Oil, Gas & Consumable Fuels - 3.69%
	Callon Petroleum Co.*	223,900	1,325,488
	RAM Energy Resources, Inc.*	162,900	299,736
	Warren Resources, Inc.*	334,100	1,510,132
	Westmoreland Coal Co.*	32,500	388,050

			3,523,406

Paper & Forest Products - 1.51%
	Mercer International, Inc.*+	185,900	1,440,725

Personal Products - 0.30%
	Nutraceutical International Corp.*	20,000	283,800

Industry	Company	Shares	Value

Professional Services - 1.27%
	National Technical Systems, Inc.	50,000	$403,000
	On Assignment, Inc.*	100,000	815,000

			1,218,000

Real Estate Investment Trusts (REITs) - 3.79%
	Agree Realty Corp.	26,160	685,130
	ARMOUR Residential REIT, Inc.+	50,000	390,500
	MPG Office Trust, Inc.*+	283,700	780,175
	One Liberty Properties, Inc.	53,500	893,450
	Winthrop Realty Trust	67,900	868,441

			3,617,696

Road & Rail - 1.08%
	Covenant Transportation
	Group, Inc., Class A*	72,000	699,840
	USA Truck, Inc.*	25,000	330,750

			1,030,590

Semiconductors & Semiconductor Equipment - 3.31%
	Amtech Systems, Inc.*	47,500	1,194,625
	China Sunergy Co., Ltd. - ADR*+	233,400	975,612
	GSI Technology, Inc.*	40,000	324,000
	Photronics, Inc.*	112,200	663,102

			3,157,339

Software - 0.95%
	ePlus, Inc.*	16,800	397,152
	Magic Software Enterprises, Ltd.*+	81,900	506,142

			903,294

Specialty Retail - 2.95%
	Casual Male Retail Group, Inc.*	166,000	786,840
	Cost Plus, Inc.*#	122,100	1,184,370
	Destination Maternity Corp.*	12,000	455,160
	Hastings Entertainment, Inc.*	26,000	159,120
	Syms Corp.*	11,000	79,530
	Winmark Corp.	4,500	151,380

			2,816,400

Textiles, Apparel & Luxury Goods - 1.88%
	Kenneth Cole Productions, Inc., Class A*	53,300	665,717
	LJ International, Inc.*+	85,600	332,984
	R.G. Barry Corp.	36,000	400,320

www.bridgeway.com	33

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods (continued)
	Unifi, Inc.*	23,566	$398,972

			1,797,993

Thrifts & Mortgage Finance - 2.99%
	Abington Bancorp, Inc.	57,400	684,782
	ESSA Bancorp, Inc.	50,000	661,000
	Meridian Interstate Bancorp, Inc.*	35,500	418,545
	Meta Financial Group, Inc.	2,700	37,017
	United Financial Bancorp, Inc.	69,300	1,058,211

			2,859,555

Trading Companies & Distributors - 1.29%
	Aceto Corp.	136,800	1,231,200

Water Utilities - 0.64%
	Connecticut Water Service, Inc.	22,000	613,360

TOTAL COMMON STOCKS - 98.59%			94,168,907

(Cost $72,811,473)

	Rate^	Shares	Value

MONEY MARKET FUND - 1.62%
BlackRock FedFund	0.06%	1,541,832	1,541,832

TOTAL MONEY MARKET FUND - 1.62%			1,541,832

(Cost $1,541,832)

TOTAL INVESTMENTS - 100.21%			$95,710,739
(Cost $74,353,305)
Liabilities in Excess of Other Assets - (0.21%)			(197,728)

NET ASSETS - 100.00%			$95,513,011

*    Non-income producing security.

#   Securities, or a portion thereof, segregated to cover the Fund’s obligation under swap agreements. The total market value of segregated assets is $1,184,370.

^   Rate disclosed as of December 31, 2010.

+   This security or a portion of the security is out on loan at December 31, 2010. Total loaned securities had a market value of $7,259,196 at December 31, 2010.

ADR - American Depositary Receipt

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Market Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$94,168,907	$—	$—	$94,168,907
Money Market Fund	—	1,541,832	—	1,541,832

TOTAL	$94,168,907	$1,541,832	$—	$95,710,739

Other Financial Instruments**
Swaps	$—	$26,124	$—	$26,124

TOTAL	$—	$26,124	$—	$26,124

**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the investment.

See Notes to Financial Statements.

34	Semi-Annual Report | December 31, 2010 (Unaudited)

Ultra-Small Company Market Fund MANAGER’S COMMENTARY

(Unaudited) December 31, 2010

Dear Fellow Ultra-Small Company Market Fund Shareholder,

In the December quarter our Fund increased 17.21%, slightly outperforming its primary market benchmark, the CRSP Cap-Based Port 10 Index (+17.01%), its peer benchmark, the Lipper Micro-Cap Stock Funds Index (+16.69%) and the Russell 2000 Index (+16.25%). We did underperform the Russell Microcap Index (+19.41%). We are pleased with these results.

For the six month “semi-annual” period ending December 31, 2010, our Fund jumped 27.31%, slightly beating its primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+25.30%). We did underperform the Lipper Micro-Cap Stock Funds Index (+28.10%), the Russell Microcap Index (+28.73%) and the Russell 2000 Index (+29.38%), as these indexes all hold more stocks in the larger “micro-cap” segment. As presented in the table on the next page, ultra-small (“CRSP 10”) stocks took somewhat of a “breather” relative to micro-cap stocks (“CRSP 9”) stocks after ultra-small stocks’ stellar relative performance in 2009.

For the calendar year ended December 31, 2010, the Fund returned 24.86%, trailing each of our benchmarks. All of this calendar year underperformance can be attributed to the March quarter, when there was a dramatic “junk rally” among stocks at risk of bankruptcy or precipitous price decline, which our Fund avoids. This was documented more fully in our March quarter letter.

The table below presents our December quarter, six-month, one-year, five-year, ten-year, and life-to-date financial results according to the formula required by the SEC.

	Dec. Qtr. 10/1/10 to 12/31/10	6 Month 7/1/10 to 12/31/10	1 Year 1/1/10 to 12/31/10	5 Year 1/1/06 to 12/31/10	10 Year 1/1/01 to 12/31/10	Life-to-Date 7/31/97 to 12/31/10

Ultra-Small Company Market Fund	17.21%	27.31%	24.86%	0.07%	11.34%	10.44%
CRSP Cap-Based Portfolio 10 Index	17.01%	25.30%	29.55%	6.04%	15.36%	11.61%
Russell Microcap Index	19.41%	28.73%	28.89%	1.19%	7.38%	N/A
Lipper Micro-Cap Stock Funds Index	16.69%	28.10%	27.57%	2.77%	6.26%	6.83%
Russell 2000 Index (small companies)	16.25%	29.38%	26.85%	4.47%	6.33%	6.22%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,311 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Lipper Micro-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell Micro-Cap Index is an unmanaged, market value weighted index, which measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2010, Ultra-Small Company Market Fund ranked 53rd of 68 micro-cap funds for the twelve months ending December 31, 2010, 49th of 60 over the last five years, 9th of 37 over the last ten years, and 6th of 23 since inception in July 1997. These long-term numbers and the graph below give two snapshots of our long-term success. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	35

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Ultra-Small Company Market Fund vs. CRSP 10 Index, Lipper Micro-Cap Stock Funds Index, Russell 2000 Index & Russell Microcap Index* from Inception 7/31/97 to 12/31/10

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance:

The table below indicates the short-term disadvantage of ultra-small stocks relative to their micro-cap (CRSP 9) siblings in the December quarter. This phenomenon, true for the last two quarters, gave our Fund a “headwind” relative to all of our performance benchmarks, except the CRSP 10 Index itself, against which it gave us a slight tailwind. This size effect was the predominant driver of our relative performance over the last six month period. Over the long-term, however, ultra-small stocks have had a significant performance advantage over every other size stock presented in the table below.

CRSP Decile[1]	Dec. Qtr. 10/1/10 to 12/31/10	Six-months 7/1/10 to 12/31/10	1 Year 1/1/10 to 12/31/10	5 Years 1/1/06 to 12/31/10	10 Years 1/1/01 to 12/31/10	85 Years 1/1/1926 to 12/31/10
1 (ultra-large)	10.2%	22.6%	13.4%	2.3%	0.3%	9.1%
2	11.7%	26.0%	22.0%	4.0%	5.4%	10.5%
3	14.9%	31.0%	30.2%	5.0%	6.3%	10.9%
4	13.0%	26.1%	21.4%	5.2%	7.2%	10.8%
5	16.0%	31.7%	29.4%	8.5%	8.2%	11.4%
6	15.1%	29.6%	27.6%	5.5%	7.7%	11.4%
7	15.7%	32.2%	31.6%	6.7%	9.0%	11.4%
8	18.4%	31.4%	32.8%	7.3%	11.1%	11.6%
9	20.5%	30.8%	29.1%	5.9%	10.9%	11.7%
10 (ultra-small)	17.0%	25.3%	29.6%	6.0%	15.4%	13.3%

1

The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

All in all, the December quarter 2010 was a nice period for stocks across most industries as seven different sectors were represented on the top 10 list of contributors. Three Information Technology companies were among the best contributors despite certain challenges encountered by others in this sector. Combined, these holdings contributed about half a percent to the overall return, partly reflecting the strong diversification of our Fund across more than 600 stocks purchased from the ultra-small asset class.

36	Semi-Annual Report | December 31, 2010 (Unaudited)

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the Fund’s ten best-contributing stocks for the quarter ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Applied Signal Technology, Inc.	Aerospace & Defense	0.3%
2	IDT Corp.	Diversified Telecommunication Services	0.3%
3	ValueVision Media, Inc.	Internet & Catalog Retail	0.2%
4	Federal Agricultural Mortgage Corp.	Thrifts & Mortgage Finance	0.2%
5	Support.com, Inc.	Internet Software & Services	0.2%
6	Mitcham Industries, Inc.	Energy Equipment & Services	0.2%
7	Measurement Specialties, Inc.	Electronic Equip., Instruments & Components	0.2%
8	OYO Geospace Corp.	Energy Equipment & Services	0.2%
9	Paramount Gold & Silver Corp.	Metals & Mining	0.2%
10	Cogo Group, Inc.	Communications Equipment	0.2%

Sometimes a company simply needs to reinvent itself. After struggling for five years and watching its shareholder value plummet by more than 90%, management at IDT Corp began a restructuring plan that is starting to pay dividends. The company spun off a media subsidiary and is looking to do the same with its energy business. It is now flush with cash as it focuses its efforts on the more profitable telecom markets, primarily wholesale and retail long distance and calling card services. In December, IDT posted positive earnings and a second consecutive quarter of solid revenue growth. Shareholders were also rewarded for their patience with a dividend declaration. IDT climbed almost 50% during the quarter and contributed 0.3% in return to the Fund.

Only three sectors comprised the worst contributors list for the December quarter, with multiple holdings from Health Care (5), Information Technology (3), and Consumer Discretionary (2). Many health-related companies struggled on concerns of significant industry reform being considered by the government (and ultimately passed), and others suffered unfortunate news on the development front. However, the damage of these five companies was limited to a third of one percent in performance, again reflecting our strong company-level diversification among these individually risky stocks.

These are the Fund’s ten worst-contributing stocks for the quarter ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Media General, Inc.	Media	-0.1%
2	Cerus Corp.	Health Care Equipment & Supplies	-0.1%
3	KVH Industries, Inc.	Communications Equipment	-0.1%
4	Alexza Pharmaceuticals, Inc.	Pharmaceuticals	-0.1%
5	Biodel, Inc.	Pharmaceuticals	-0.1%
6	CryoLife, Inc.	Health Care Equipment & Supplies	-0.1%
7	Anadys Pharmaceuticals, Inc.	Biotechnology	-0.1%
8	China TransInfo Technology Corp.	Software	-0.1%
9	Lionbridge Technologies, Inc.	IT Services	-0.1%
10	China Education Alliance, Inc.	Diversified Consumer Services	-0.1%

Pharmaceutical development companies live and die by their successes and failures. Alexza Pharmaceuticals has been developing a new treatment (AZ-004) for schizophrenia and bipolar disease. In October, the US Food and Drug Administration rejected the drug due to lung safety concerns, which caused the stock to plunge 50%. While Alexza is still planning to continue exploring options with the FDA, analysts have concerns about the delayed launch and the company’s ability to maintain adequate liquidity, as it has been burning through cash over the past few months. The holding dropped 68% and was the fourth worst performer during the December quarter.

Detailed Explanation of Calendar Year Performance

The Short Version: The March quarter 2010 “junk rally” (significant price recovery by some of the market’s most beat up stocks) accounts for our lagging our primary market benchmark in calendar 2010.

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Ultra-Small Company Market Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Our calendar year 2010 underperformance relative to the CRSP Cap-Based Portfolio 10 Index occurred in the March quarter and was well documented in that quarterly letter. Specifically, some of the bear market’s very low quality stocks with a higher risk of bankruptcy or precipitous price fall, stocks our Fund avoids, outpaced the broader market by a significant margin.

From a sector and industry perspective, three Industrial companies made the best contributors list for calendar year 2010; combined, they contributed a surprisingly strong percent-and-a-quarter to the Fund’s return. Many of these companies have benefited from enhanced demand in the emerging world markets that has continued to lead the growth in the global economy. Likewise, three Information Technology companies made the list.

These are the Fund’s ten best-contributing stocks for the calendar year ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	IDT Corp.	Diversified Telecommunication Services	0.8%
2	Hawk Corp.	Auto Components	0.6%
3	Hypercom Corp.	Computers & Peripherals	0.5%
4	Callon Petroleum Co.	Oil, Gas & Consumable Fuels	0.5%
5	Applied Signal Technology, Inc.	Aerospace & Defense	0.5%
6	Support.com, Inc.	Internet Software & Services	0.4%
7	Wabash National Corp.	Machinery	0.4%
8	Trimas Corp.	Machinery	0.4%
9	Measurement Specialties, Inc.	Electronic Equip., Instruments & Components	0.4%
10	Federal Agricultural Mortgage Corp.	Thrifts & Mortgage Finance	0.4%

Measurement Specialties manufactures sensors for use in the automotive, medical, and military sectors. At a time when analysts have been worried that higher corporate earnings are mainly the result of cost-cuts (and not revenue increases), Measurement Specialties has experienced revenue growth of between 25% and 45% during the past four quarters. Additionally the company has benefited from its recent acquisition of aerospace supplier PSI. For the year, Measurement Specialties’ share price spiked over 80%, and the company contributed 0.4% to the Fund’s return.

Health care stocks also dominated the list of biggest detractors for calendar year 2010 as four related holdings combined to cost the Fund over three-quarters-of-a-percent in return. Four other sectors were represented on the worst contributors list, proving that even in strong periods, laggards will normally exist in virtually every industry.

These are the Fund’s ten worst-contributing stocks for the calendar year ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Bovie Medical Corp.	Health Care Equipment & Supplies	-0.3%
2	Radio One, Inc.	Media	-0.3%
3	AEP Industries, Inc.	Containers & Packaging	-0.2%
4	Hi-Tech Pharmacal Co., Inc.	Pharmaceuticals	-0.2%
5	Ikanos Communications, Inc.	Semiconductors & Semiconductor Equipment	-0.2%
6	UQM Technologies, Inc.	Electrical Equipment	-0.2%
7	M&F Worldwide Corp.	Commercial Services & Supplies	-0.2%
8	Affymax, Inc.	Biotechnology	-0.2%
9	KV Pharmaceutical Co.	Pharmaceuticals	-0.2%
10	Alpha PRO Tech, Ltd.	Textiles, Apparel & Luxury Goods	-0.2%

Another biopharmaceutical company, Affymax, received some bad news in June about its new treatment for anemia (currently under development) that management hoped would compete well against similar drugs offered by rival Amgen. Unfortunately, the Phase III clinical trial showed a higher than desired rate of stroke and even death, and analysts feared that Affymax would have serious difficulties getting approval. Its stock price plummeted over 60% on the news and dropped over 70% for the fiscal year.

38	Semi-Annual Report | December 31, 2010 (Unaudited)

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Top Ten Holdings as of December 31, 2010

Because our Fund is designed to model the ultra-small-cap index (CRSP 10) returns over the long haul, no single company comprises too high a percentage of its assets. In fact, the top ten holdings represent less than six percent of Fund net assets, and no stock currently accounts for even one percent of Fund net assets. Bear in mind, any stock with an allocation of greater than one-half-a-percent has appreciated in value, as we never initiate any position even that high.

Rank	Description	Industry	% of Net Assets
1	IDT Corp.	Diversified Telecommunication Services	0.7%
2	Globecomm Systems, Inc.	Communications Equipment	0.6%
3	Rentrak Corp.	Media	0.6%
4	Integrated Silicon Solution, Inc.	Semiconductors & Semiconductor Equipment	0.6%
5	Actuate Corp.	Software	0.6%
6	Support.com, Inc.	Internet Software & Services	0.6%
7	Spartan Motors, Inc.	Auto Components	0.6%
8	Federal Agricultural Mortgage Corp.	Thrifts & Mortgage Finance	0.5%
9	Callon Petroleum Co.	Oil, Gas & Consumable Fuels	0.5%
10	Bolt Technology Corp.	Energy Equipment & Services	0.5%
	Total		5.8%

Industry Sector Representation as of December 31, 2010

Financials, Health Care, IT, and Consumer Discretionary were the four sectors with the largest allocations at quarter-end, each maintaining a percentage above 15%. As in the Fund design, the allocations were very similar to the CRSP 10 benchmark. In the case of a difference as high as two percent, such as Financials below, the adviser will take action to bring the Fund back into line with the index.

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	15.8%	15.7%	0.1%
Consumer Staples	2.7%	3.2%	-0.5%
Energy	6.6%	6.8%	-0.2%
Financials	19.8%	20.7%	-0.9%
Health Care	17.8%	18.6%	-0.8%
Industrials	11.7%	12.9%	-1.2%
Information Technology	16.7%	16.5%	0.2%
Materials	3.7%	4.0%	-0.3%
Telecommunication Services	1.2%	0.6%	0.6%
Utilities	1.1%	1.0%	0.1%
Cash & Other Assets	2.9%	0.0%	2.9%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2010, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

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Ultra-Small Company Market Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

40	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 97.36%
Aerospace & Defense - 0.95%
	Ascent Solar Technologies, Inc.*+	149,991	$503,970
	Astronics Corp.*	22,700	476,700
	GenCorp, Inc.*	152,600	788,942
	Herley Industries, Inc.*	31,700	549,044
	Innovative Solutions & Support, Inc.*	63,454	359,784
	Kratos Defense & Security Solutions, Inc.*	28,600	376,662
	LMI Aerospace, Inc.*	21,000	335,790
	Sparton Corp.*	63,300	521,592

			3,912,484

Air Freight & Logistics - 0.56%
	Express-1 Expedited Solutions, Inc.*	16,631	42,409
	Pacer International, Inc.*	188,800	1,291,392
	Park-Ohio Holdings Corp.*	46,000	961,860

			2,295,661

Airlines - 0.28%
	Pinnacle Airlines Corp.*	86,100	680,190
	Republic Airways Holdings, Inc.*+	67,700	495,564

			1,175,754

Auto Components - 1.25%
	Amerigon, Inc.*	42,200	459,136
	Dorman Products, Inc.*	18,000	652,320
	Shiloh Industries, Inc.	39,600	473,220
	SORL Auto Parts, Inc.*	54,700	466,591
	Spartan Motors, Inc.	382,600	2,330,034
	Strattec Security Corp.	24,100	803,253

			5,184,554

Beverages - 0.27%
	Craft Brewers Alliance, Inc.*	40,200	297,480
	MGP Ingredients, Inc.	75,900	837,936

			1,135,416

Biotechnology - 6.44%
	Achillion Pharmaceuticals, Inc.*	134,500	558,175
	ADVENTRX Pharmaceuticals, Inc.*+	92,500	241,425
	Affymax, Inc.*	55,400	368,410
	Amicus Therapeutics, Inc.*	115,991	534,719
	Anadys Pharmaceuticals, Inc.*	180,982	256,994
	Arena Pharmaceuticals, Inc.*+	352,800	606,816

Industry	Company	Shares	Value

Biotechnology (continued)
	ARIAD Pharmaceuticals, Inc.*	222,000	$1,132,200
	ArQule, Inc.*	131,300	770,731
	Array Biopharma, Inc.*	160,100	478,699
	AVI BioPharma, Inc.*	480,100	1,017,812
	BioCryst Pharmaceuticals, Inc.*	90,894	469,922
	BioSante Pharmaceuticals, Inc.*	212,800	348,992
	BioSpecifics Technologies Corp.*	12,500	320,000
	Biotime, Inc.*+	71,800	598,094
	Celldex Therapeutics, Inc.*+	71,400	294,168
	Codexis, Inc.*	9,323	98,824
	Curis, Inc.*	363,100	718,938
	Cyclacel Pharmaceuticals, Inc.*	287,200	422,184
	Cytokinetics, Inc.*	187,800	392,502
	Cytori Therapeutics, Inc.*+	96,200	499,278
	Dusa Pharmaceuticals, Inc.*	181,000	443,450
	Dyax Corp.*	170,864	365,649
	GTx, Inc.*	195,000	516,750
	Idenix Pharmaceuticals, Inc.*	126,100	635,544
	Infinity Pharmaceuticals, Inc.*+	56,200	333,266
	Inovio Pharmaceuticals, Inc.*	251,600	289,340
	Keryx Biopharmaceuticals, Inc.*	214,400	981,952
	Ligand Pharmaceuticals, Inc., Class B*	57,133	509,626
	Marina Biotech, Inc.*+	35,625	55,931
	Maxygen, Inc.	49,850	195,911
	Myrexis, Inc.*	98,700	410,592
	Nabi Biopharmaceuticals*	115,900	671,061
	Nanosphere, Inc.*	71,000	309,560
	Neuralstem, Inc.*	124,800	264,576
	Neurocrine Biosciences, Inc.*	157,600	1,204,064
	NeurogesX, Inc.*+	64,038	407,282
	Novavax, Inc.*	154,700	375,921
	Omeros Corp.*	21,283	175,372
	Oncothyreon, Inc.*+	124,300	403,975
	Orexigen Therapeutics, Inc.*	41,600	336,128
	Osiris Therapeutics, Inc.*	52,000	405,080
	PharmAthene, Inc.*+	70,800	299,484
	Progenics Pharmaceuticals, Inc.*	72,400	395,304
	PROLOR Biotech, Inc.*+	75,700	489,779
	Repligen Corp.*	74,634	350,033
	Rexahn Pharmaceuticals, Inc.*	216,500	244,645

www.bridgeway.com	41

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Biotechnology (continued)
	Sangamo Biosciences, Inc.*+	127,436	$846,175
	Sciclone Pharmaceuticals, Inc.*+	174,307	728,603
	Spectrum Pharmaceuticals, Inc.*	86,700	595,629
	Synta Pharmaceuticals Corp.*	142,500	872,100
	Transcept Pharmaceuticals, Inc.*	48,200	356,680
	Trimeris, Inc.*	143,000	353,210
	Vanda Pharmaceuticals, Inc.*	78,600	743,556
	Vical, Inc.*	233,900	472,478
	Zalicus, Inc.*	313,021	494,573

			26,662,162

Building Products - 0.31%
	Builders FirstSource, Inc.*	25,620	50,471
	Insteel Industries, Inc.	28,061	350,482
	NCI Building Systems, Inc.*	36,800	514,832
	PGT, Inc.*+	143,300	351,085

			1,266,870

Capital Markets - 3.25%
	Arlington Asset Investment Corp., Class A	38,700	928,413
	Calamos Asset Management, Inc., Class A	32,400	453,600
	Diamond Hill Investment Group, Inc.	5,600	405,104
	Gladstone Capital Corp.+	76,600	882,432
	Gladstone Investment Corp.	28,200	215,730
	Harris & Harris Group, Inc.*+	127,900	560,202
	HFF, Inc., Class A*	56,300	543,858
	JMP Group, Inc.	81,100	618,793
	LaBranche & Co., Inc.*	100,600	362,160
	Ladenburg Thalmann Financial Services, Inc.*	337,200	394,524
	Main Street Capital Corp.+	50,000	909,500
	Medallion Financial Corp.	161,400	1,323,480
	NGP Capital Resources Co.	48,600	447,120
	PennantPark Investment Corp.	129,100	1,580,184
	TICC Capital Corp.	82,300	922,583
	TradeStation Group, Inc.*	114,174	770,675
	Triangle Capital Corp.	57,212	1,087,028
	Westwood Holdings Group, Inc.	25,600	1,022,976

			13,428,362

Industry	Company	Shares	Value

Chemicals - 1.38%
	American Vanguard Corp.	53,500	$456,890
	Chase Corp.	27,800	453,140
	Flotek Industries, Inc.*	90,500	493,225
	KMG Chemicals, Inc.	58,800	974,316
	Landec Corp.*	124,900	746,902
	Omnova Solutions, Inc.*	163,700	1,368,532
	Senomyx, Inc.*	49,300	351,509
	Zagg, Inc.*+	114,300	870,966

			5,715,480

Commercial Banks - 8.89%
	1st United Bancorp, Inc.*	160,100	1,106,291
	Alliance Financial Corp.	25,000	808,750
	American National Bankshares, Inc.	20,700	487,485
	American River Bankshares*	25,800	154,542
	Ameris Bancorp*	58,600	617,644
	Bancorp Rhode Island, Inc.	35,400	1,029,786
	Bancorp, Inc.*	84,600	860,382
	BancTrust Financial Group, Inc.*+	69,000	184,230
	Bank of Commerce Holdings	81,100	344,675
	Banner Corp.	314,717	730,143
	Bar Harbor Bankshares	6,000	175,080
	Bridge Bancorp, Inc.	26,800	660,620
	Bryn Mawr Bank Corp.	41,724	728,084
	Camden National Corp.	11,800	427,514
	Capital City Bank Group, Inc.+	60,500	762,300
	Center Bancorp, Inc.+	72,217	585,680
	Central Pacific Financial Corp.*+	324,700	496,791
	Century Bancorp, Inc., Class A	23,272	623,457
	Citizens Holding Co.+	20,670	434,897
	CNB Financial Corp.	40,800	604,248
	CoBiz Financial, Inc.+	155,800	947,264
	Eagle Bancorp, Inc.*	5,964	86,061
	Enterprise Financial Services Corp.	85,700	896,422
	Farmers Capital Bank Corp.*	67,149	327,687
	Financial Institutions, Inc.	50,533	958,611
	First Bancorp	14,000	214,340
	First Bancorp, Inc.	33,300	525,807
	First California Financial Group, Inc.*	67,400	188,720
	First South Bancorp, Inc.	27,437	177,517
	German American Bancorp, Inc.	39,500	727,392
	Guaranty Bancorp*	123,200	173,712

42	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
	Hampden Bancorp, Inc.	33,000	$373,890
	Heritage Commerce Corp.*+	74,000	332,260
	Heritage Financial Corp.*	55,700	775,344
	Home Bancorp, Inc.*	41,600	574,912
	Lakeland Bancorp, Inc.	93,200	1,022,404
	LNB Bancorp, Inc.	20,000	97,600
	Merchants Bancshares, Inc.	27,800	766,168
	MidSouth Bancorp, Inc.	46,900	720,384
	MidWestOne Financial Group, Inc.	50,300	760,033
	National Bankshares, Inc.	14,300	450,307
	Northrim BanCorp, Inc.	33,300	643,356
	Ohio Valley Banc Corp.	20,500	399,750
	Pacific Continental Corp.	81,900	823,914
	Peapack-Gladstone Financial Corp.	47,300	617,265
	Penns Woods Bancorp, Inc.	16,400	652,720
	Peoples Bancorp, Inc.	50,000	782,500
	QCR Holdings, Inc.	29,200	210,240
	Sandy Spring Bancorp, Inc.	27,600	508,668
	Seacoast Banking Corp. of Florida*	79,100	115,486
	Shore Bancshares, Inc.	72,900	768,366
	Sierra Bancorp	78,600	843,378
	Southside Bancshares, Inc.	59,067	1,244,542
	State Bancorp, Inc.	74,700	690,975
	Sterling Bancorp	59,509	623,059
	Sun Bancorp, Inc.*	30,895	143,353
	Taylor Capital Group, Inc.*	48,300	635,145
	Tower Bancorp, Inc.	16,700	368,068
	United Community Banks, Inc.*	446,300	870,285
	Virginia Commerce Bancorp, Inc.*	153,159	946,523
	Washington Banking Co.	51,700	708,807
	West Bancorporation, Inc.	27,100	211,109
	West Coast Bancorp*	87,917	247,926
	Wilshire Bancorp, Inc.	92,200	702,564
	Yadkin Valley Financial Corp.*	64,200	116,202

			36,793,635

Commercial Services & Supplies - 1.84%
	Amrep Corp.*	14,500	174,435
	APAC Customer Services, Inc.*	265,500	1,611,585
	Casella Waste Systems, Inc., Class A*	81,800	579,962
	CECO Environmental Corp.*	61,600	367,136

Industry	Company	Shares	Value

Commercial Services & Supplies (continued)
	Courier Corp.	25,900	$401,968
	Fuel Tech, Inc.*	62,700	608,817
	Heritage-Crystal Clean, Inc.*	18,100	180,638
	Intersections, Inc.	158,584	1,658,788
	M&F Worldwide Corp.*	19,798	457,334
	Metalico, Inc.*	110,800	651,504
	Multi-Color Corp.	21,800	424,228
	Standard Register Co. (The)	65,400	223,014
	Versar, Inc.*	81,100	281,417

			7,620,826

Communications Equipment - 2.72%
	BigBand Networks, Inc.*	197,100	551,880
	Cogo Group, Inc.*	228,100	2,018,685
	Communications Systems, Inc.	29,100	405,654
	Globecomm Systems, Inc.*	256,800	2,568,000
	KVH Industries, Inc.*	106,700	1,275,065
	Network Engines, Inc.*	64,860	98,587
	Oplink Communications, Inc.*	92,100	1,701,087
	Opnext, Inc.*	281,000	494,560
	SeaChange International, Inc.*	112,000	957,600
	ShoreTel, Inc.*	59,000	460,790
	Westell Technologies, Inc., Class A*	102,800	336,156
	ZST Digital Networks, Inc.*	55,600	379,748

			11,247,812

Computers & Peripherals - 0.98%
	Concurrent Computer Corp.*	55,300	278,712
	Cray, Inc.*	101,200	723,580
	Dot Hill Systems Corp.*	526,600	916,284
	Hauppauge Digital, Inc.*	85,200	190,848
	Hutchinson Technology, Inc.*	70,600	261,926
	Immersion Corp.*	104,100	698,511
	TransAct Technologies, Inc.*	105,800	991,346

			4,061,207

Construction & Engineering - 0.31%
	Argan, Inc.*	8,404	77,905
	Furmanite Corp.*	75,400	521,014
	Northwest Pipe Co.*	13,480	323,924
	Sterling Construction Co., Inc.*	28,400	370,336

			1,293,179

www.bridgeway.com	43

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Construction Materials - 0.13%
	Headwaters, Inc.*	114,042	$522,312

Consumer Finance - 0.25%
	CompuCredit Holdings Corp.*	91,400	637,972
	First Marblehead Corp. (The)*+	185,600	402,752

			1,040,724

Containers & Packaging - 0.40%
	AEP Industries, Inc.*	63,000	1,634,850

Distributors - 0.10%
	Audiovox Corp., Class A*	47,707	411,711

Diversified Consumer Services - 0.74%
	Carriage Services, Inc.*	81,100	393,335
	China Education Alliance, Inc.*+	116,300	294,239
	Collectors Universe	69,460	966,189
	CPI Corp.	21,100	475,805
	Learning Tree International, Inc.	46,800	447,408
	Mac-Gray Corp.	33,300	497,835

			3,074,811

Diversified Financial Services - 0.71%
	Asset Acceptance Capital Corp.*+	36,100	214,073
	Asta Funding, Inc.	142,300	1,152,630
	Encore Capital Group, Inc.*	22,114	518,573
	Marlin Business Services Corp.*	28,300	357,995
	Resource America, Inc., Class A	100,700	689,795

			2,933,066

Diversified Telecommunication Services - 1.05%
	HickoryTech Corp.	43,495	417,552
	IDT Corp., Class B+	116,567	2,989,944
	Otelco, Inc.	28,600	519,948
	Warwick Valley Telephone Co.	30,200	418,270

			4,345,714

Electric Utilities - 0.43%
	Central Vermont Public Service Corp.	81,600	1,783,776

Electrical Equipment - 1.14%
	Active Power, Inc.*	143,900	353,994
	China BAK Battery, Inc.*+	179,200	345,856

Industry	Company	Shares	Value

Electrical Equipment (continued)
	Coleman Cable, Inc.*	77,000	$483,560
	Hoku Corp.*+	122,600	323,664
	LaBarge, Inc.*	28,000	439,880
	LGL Group, Inc.*	7,900	142,832
	LSI Industries, Inc.	70,500	596,430
	Magnetek, Inc.*	188,311	254,220
	New Energy Systems Group*	51,900	401,187
	Ocean Power Technologies, Inc.*+	84,483	481,553
	PowerSecure International, Inc.*+	60,900	473,802
	UQM Technologies, Inc.*	183,522	420,265

			4,717,243

Electronic Equipment, Instruments & Components - 2.84%
	Comverge, Inc.*+	85,700	592,187
	DDi Corp.	83,600	983,136
	eMagin Corp.*+	56,300	337,800
	Gerber Scientific, Inc.*	64,900	510,763
	IEC Electronics Corp.*	64,500	490,200
	Iteris, Inc.*	126,700	229,327
	LeCroy Corp.*	56,000	551,040
	Measurement Specialties, Inc.*	59,552	1,747,851
	Mercury Computer Systems, Inc.*	60,600	1,113,828
	Netlist, Inc.*+	130,000	331,500
	PAR Technology Corp.*	49,000	279,790
	PC Connection, Inc.*	30,000	265,800
	PC Mall, Inc.*	78,700	595,759
	Pulse Electronics, Inc.	109,800	584,136
	RadiSys Corp.*	187,900	1,672,310
	Richardson Electronics, Ltd.	52,011	608,009
	Spectrum Control, Inc.*	23,900	358,261
	Zygo Corp.*	39,200	479,416

			11,731,113

Energy Equipment & Services - 2.48%
	Allis-Chalmers Energy, Inc.*	78,300	555,147
	Bolt Technology Corp.*	155,763	2,051,399
	Bronco Drilling Co., Inc.*	83,900	671,200
	Dawson Geophysical Co.*	23,999	765,568
	ENGlobal Corp.*	34,761	129,311
	Geokinetics, Inc.*	82,300	764,567
	Mitcham Industries, Inc.*	161,700	1,867,635
	Natural Gas Services Group, Inc.*	35,000	661,850
	OYO Geospace Corp.*	15,700	1,556,027
	PHI, Inc., Non Voting*	27,400	516,216

44	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Energy Equipment & Services (continued)
	TGC Industries, Inc.*	117,000	$444,600
	Union Drilling, Inc.*	37,100	270,088

			10,253,608

Food & Staples Retailing - 0.30%
	Susser Holdings Corp.*	29,800	412,730
	Village Super Market, Inc., Class A	24,600	811,800

			1,224,530

Food Products - 1.33%
	AgFeed Industries, Inc.*+	205,801	605,055
	Alico, Inc.	21,000	500,640
	Bridgford Foods Corp.+	20,500	292,125
	Griffin Land & Nurseries, Inc.	19,300	624,934
	Imperial Sugar Co.	30,400	406,448
	John B. Sanfilippo & Son, Inc.*	28,300	352,052
	Lifeway Foods, Inc.*+	156,302	1,492,684
	Overhill Farms, Inc.*	102,100	590,138
	Reddy Ice Holdings, Inc.*+	110,000	302,500
	SkyPeople Fruit Juice, Inc.*+	69,300	320,859

			5,487,435

Gas Utilities - 0.20%
	Chesapeake Utilities Corp.	15,906	660,417
	Gas Natural, Inc.	15,900	166,791

			827,208

Health Care Equipment & Supplies - 4.04%
	Alphatec Holdings, Inc.*	164,740	444,798
	Anika Therapeutics, Inc.*	98,639	653,976
	Antares Pharma, Inc.*	197,000	334,900
	AtriCure, Inc.*	133,200	1,363,968
	Atrion Corp.	7,848	1,408,402
	Cardica, Inc.*	75,300	328,308
	Cardiovascular Systems, Inc.*	13,369	156,016
	Cerus Corp.*	244,600	601,716
	CryoLife, Inc.*	356,000	1,929,520
	Kensey Nash Corp.*+	16,800	467,544
	Medical Action Industries, Inc.*	27,700	265,366
	Orthovita, Inc.*	255,300	513,153
	Palomar Medical Technologies, Inc.*	105,900	1,504,839
	Rockwell Medical Technologies, Inc.*+	72,100	569,590
	RTI Biologics, Inc.*	125,000	333,750

Industry	Company	Shares	Value

Health Care Equipment & Supplies (continued)
	Solta Medical, Inc.*	158,400	$483,120
	Span-America Medical Systems, Inc.	22,257	327,846
	Spectranetics Corp.*	54,948	283,532
	STAAR Surgical Co.*	91,200	556,320
	Stereotaxis, Inc.*	100,600	385,298
	Synovis Life Technologies, Inc.*	40,100	646,011
	Theragenics Corp.*	151,900	229,369
	TomoTherapy, Inc.*	115,400	416,594
	TranS1, Inc.*	129,500	268,065
	Utah Medical Products, Inc.	49,900	1,330,833
	Vascular Solutions, Inc.*	49,300	577,796
	Young Innovations, Inc.	10,726	343,339

			16,723,969

Health Care Providers & Services - 3.83%
	Allied Healthcare International, Inc.*	222,800	559,228
	Almost Family, Inc.*	11,600	445,672
	America Service Group, Inc.	47,100	713,094
	Capital Senior Living Corp.*	129,000	864,300
	Chindex International, Inc.*+	121,200	1,998,588
	Continucare Corp.*	120,100	562,068
	Corvel Corp.*	37,733	1,824,390
	Emergent Group, Inc.	57,500	368,575
	Five Star Quality Care, Inc.*	121,600	859,712
	LCA -Vision, Inc.*	123,000	707,250
	Medcath Corp.*	43,400	605,430
	Metropolitan Health Networks, Inc.*	268,400	1,199,748
	National Research Corp.	25,500	873,375
	PDI, Inc.*	56,700	597,618
	Providence Service Corp. (The)*	115,200	1,851,264
	RadNet, Inc.*	176,300	497,166
	Sunrise Senior Living, Inc.*+	85,695	467,038
	U.S. Physical Therapy, Inc.*	42,000	832,440

			15,826,956

Health Care Technology - 0.24%
	HealthStream, Inc.*	49,291	396,300
	Transcend Services, Inc.*	30,000	587,700

			984,000

Hotels, Restaurants & Leisure - 3.50%
	AFC Enterprises, Inc.*	127,732	1,775,475
	Ambassadors Group, Inc.	48,700	560,050
	Benihana, Inc., Class A*	26,200	213,006

www.bridgeway.com	45

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
	Bluegreen Corp.*	97,903	$315,248
	Canterbury Park Holding Corp.*	39,500	458,990
	Caribou Coffee Co., Inc.*	79,600	802,368
	Carrols Restaurant Group, Inc.*	78,100	579,502
	Dover Downs Gaming & Entertainment, Inc.	9,637	32,766
	Einstein Noah Restaurant Group, Inc.*	49,100	689,855
	Empire Resorts, Inc.*+	142,700	146,981
	Famous Dave’s of America, Inc.*	172,400	1,922,260
	Full House Resorts, Inc.*	60,700	206,380
	Gaming Partners International Corp.	56,300	347,934
	Great Wolf Resorts, Inc.*	164,300	430,466
	Jamba, Inc.*+	204,454	464,111
	Luby’s, Inc.*	73,600	461,472
	McCormick & Schmick’s Seafood Restaurants, Inc.*	111,200	1,010,808
	Monarch Casino & Resort, Inc.*	48,685	608,562
	Morgans Hotel Group Co.*	84,300	764,601
	Morton’s Restaurant Group, Inc.*+	64,200	416,016
	Multimedia Games, Inc.*	119,300	665,694
	Nathan’s Famous, Inc.*	12,000	202,200
	O’Charleys, Inc.*	54,900	395,280
	Premier Exhibitions, Inc.*	142,500	280,725
	Ruth’s Hospitality Group, Inc.*	86,700	401,421
	Town Sports International Holdings, Inc.*	76,387	310,131

			14,462,302

Household Durables - 1.37%
	Bassett Furniture Industries, Inc.*	74,200	311,640
	Brookfield Homes Corp.*	46,400	436,160
	Cavco Industries, Inc.*	10,600	494,914
	Emerson Radio Corp.	219,300	434,214
	Kid Brands, Inc.*	83,400	713,070
	Libbey, Inc.*	36,825	569,683
	Lifetime Brands, Inc.*	63,300	888,732
	M/I Homes, Inc.*	55,500	853,590
	NIVS IntelliMedia Technology Group, Inc.*+	232,100	524,546
	Skyline Corp.	17,300	451,184

			5,677,733

Industry	Company	Shares	Value

Household Products - 0.10%
	Oil-Dri Corp. of America	19,800	$425,502

Independent Power Producers & Energy Traders - 0.08%
	Synthesis Energy Systems, Inc.*	272,471	318,791

Insurance - 1.28%
	First Acceptance Corp.*	111,700	198,826
	Hallmark Financial Services, Inc.*	40,400	367,640
	Independence Holding Co.	59,700	479,988
	Meadowbrook Insurance Group, Inc.	185,200	1,898,300
	SeaBright Holdings, Inc.	44,200	407,524
	Stewart Information Services Corp.	93,300	1,075,749
	Universal Insurance Holdings, Inc.	174,200	848,354

			5,276,381

Internet & Catalog Retail - 0.98%
	1-800-Flowers.com, Inc., Class A*	170,000	457,300
	dELiA*s, Inc.*	75,767	131,835
	drugstore.com, Inc.*+	226,100	499,681
	Gaiam, Inc., Class A	89,300	687,610
	Geeknet, Inc.*	7,408	185,126
	US Auto Parts Network, Inc.*	100,900	847,560
	ValueVision Media, Inc., Class A*	206,986	1,264,684

			4,073,796

Internet Software & Services - 2.51%
	Globalscape, Inc.*	139,700	276,606
	Internap Network Services Corp.*	82,900	504,032
	Keynote Systems, Inc.	94,300	1,378,666
	KIT Digital, Inc.*	36,000	577,440
	Local.com Corp.*+	97,400	632,126
	Marchex, Inc., Class B	70,400	671,616
	Saba Software, Inc.*	81,517	498,884
	Stamps.com, Inc.	39,700	526,025
	Support.com, Inc.*	360,650	2,337,012
	TheStreet.com, Inc.	120,000	320,400
	Web.com Group, Inc.*	188,852	1,595,800
	Zix Corp.*	251,982	1,075,963

			10,394,570

IT Services - 2.13%
	Acorn Energy, Inc.*	71,400	276,318

46	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
IT Services (continued)
	Cass Information Systems, Inc.	50,570	$1,918,626
	Ciber, Inc.*	121,800	570,024
	Computer Task Group, Inc.*	92,400	1,005,312
	Dynamics Research Corp.*	24,558	329,077
	Hackett Group, Inc. (The)*	126,389	443,625
	Lionbridge Technologies, Inc.*	316,595	1,168,236
	MoneyGram International, Inc.*	289,400	784,274
	Ness Technologies, Inc.*	157,500	935,550
	Online Resources Corp.*	92,812	431,576
	Tier Technologies, Inc.*	39,166	234,604
	Virtusa Corp.*	43,900	718,204

			8,815,426

Leisure Equipment & Products - 0.89%
	Arctic Cat, Inc.*	55,500	812,520
	Johnson Outdoors, Inc., Class A*	34,800	435,696
	Leapfrog Enterprises, Inc.*	151,800	842,490
	Marine Products Corp.*+	66,400	442,224
	Smith & Wesson Holding Corp.*	112,300	420,002
	Sturm Ruger & Co., Inc.	31,400	480,106
	Summer Infant, Inc.*	32,039	242,856

			3,675,894

Life Sciences Tools & Services - 0.87%
	Accelrys, Inc.*	34,354	285,138
	BioClinica, Inc.*	77,100	341,553
	Caliper Life Sciences, Inc.*+	98,100	621,954
	Cambrex Corp.*	104,100	538,197
	Enzo Biochem, Inc.*	86,600	457,248
	Harvard Bioscience, Inc.*	162,817	665,922
	Kendle International, Inc.*	29,500	321,255
	Medtox Scientific, Inc.	29,000	379,900

			3,611,167
Machinery - 3.73%
	Alamo Group, Inc.	21,800	606,476
	Ampco-Pittsburgh Corp.	68,387	1,918,255
	China Wind Systems, Inc.*+	78,600	281,388
	Commercial Vehicle Group, Inc.*	66,900	1,087,125
	Dynamic Materials Corp.	34,000	767,380
	Flow International Corp.*	210,551	861,154
	Graham Corp.	59,500	1,190,000
	Greenbrier Cos., Inc.*	43,600	915,164
	Hurco Cos., Inc.*	60,234	1,424,534
	Kadant, Inc.*	37,800	890,946

Industry	Company	Shares	Value

Machinery (continued)
	Key Technology, Inc.*	17,600	$299,376
	L.S. Starrett Co., Class A	29,200	341,056
	Lydall, Inc.*	74,200	597,310
	Met-Pro Corp.	40,200	474,762
	Miller Industries, Inc.	32,600	463,898
	NN, Inc.*	39,100	483,276
	PMFG, Inc.*+	72,000	1,180,800
	SmartHeat, Inc.*+	59,200	312,576
	Twin Disc, Inc.	29,600	883,856
	Xerium Technologies, Inc.*	29,200	465,740

			15,445,072

Marine - 0.17%
	Horizon Lines, Inc., Class A+	86,560	378,267
	International Shipholding Corp.	12,400	314,960

			693,227

Media - 2.68%
	A.H. Belo Corp., Class A*	51,100	444,570
	Ballantyne Strong, Inc.*	68,100	529,137
	Carmike Cinemas, Inc.*	51,800	399,896
	Cumulus Media, Inc., Class A*	98,700	425,397
	Entravision Communications Corp., Class A*	209,800	539,186
	Fisher Communications, Inc.*	25,200	549,360
	Global Traffic Network, Inc.*	73,874	683,335
	Gray Television, Inc.*	128,600	240,482
	Knology, Inc.*	70,053	1,094,928
	Lee Enterprises, Inc.*	93,200	229,272
	McClatchy Co., Class A (The)*+	173,000	807,910
	Media General, Inc., Class A*+	134,170	775,503
	Navarre Corp.*	275,500	584,060
	Outdoor Channel Holdings, Inc.*	21,001	150,577
	PRIMEDIA, Inc.	254,837	1,070,315
	Rentrak Corp.*	83,800	2,527,408
	Saga Communications, Inc., Class A*	1,804	47,481

			11,098,817

Metals & Mining - 1.36%
	Capital Gold Corp.*	48,900	247,923
	China Direct Industries, Inc.*+	163,410	246,749
	Friedman Industries	67,000	586,250

www.bridgeway.com	47

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Metals & Mining (continued)
	General Steel Holdings, Inc.*	133,000	$381,710
	Great Northern Iron Ore Properties+	7,700	1,081,773
	Mines Management, Inc.*+	6,200	26,164
	Paramount Gold & Silver Corp.*+	266,800	1,064,532
	Puda Coal, Inc.*+	37,400	532,950
	Synalloy Corp.	19,400	235,128
	Universal Stainless & Alloy*	38,500	1,204,280

			5,607,459

Multiline Retail - 0.30%
	Bon-Ton Stores, Inc. (The)*+	45,950	581,727
	Tuesday Morning Corp.*	126,500	667,920

			1,249,647

Oil, Gas & Consumable Fuels - 4.29%
	Adams Resources & Energy, Inc.	22,300	538,545
	Approach Resources, Inc.*	46,900	1,083,390
	BioFuel Energy Corp.*	129,900	226,026
	Callon Petroleum Co.*	359,300	2,127,056
	Cheniere Energy, Inc.*+	119,900	661,848
	China North East Petroleum Holdings, Ltd.*+	63,900	368,064
	CREDO Petroleum Corp.*	25,300	204,930
	Crimson Exploration, Inc.*	123,700	526,962
	Crosstex Energy, Inc.	143,418	1,270,683
	Double Eagle Petroleum Co.*	127,200	624,552
	Endeavour International Corp.*+	85,572	1,180,894
	Evolution Petroleum Corp.*	110,000	717,200
	FX Energy, Inc.*	105,800	650,670
	GMX Resources, Inc.*+	152,200	840,144
	HKN, Inc.*	59,000	206,500
	Miller Petroleum, Inc.*+	143,800	747,760
	Panhandle Oil & Gas, Inc., Class A	16,397	449,606
	PostRock Energy Corp.*	76,200	277,368
	Pyramid Oil Co.*+	69,800	357,376
	RAM Energy Resources, Inc.*	182,000	334,880
	REX American Resources Corp.*	66,249	1,017,585
	Toreador Resources Corp.*+	46,200	717,024
	Uranium Energy Corp.*+	133,100	803,924
	Verenium Corp.*	105,600	337,920
	Warren Resources, Inc.*	165,600	748,512

Industry	Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
	Westmoreland Coal Co.*	59,675	$712,519

			17,731,938

Paper & Forest Products - 0.56%
	Mercer International, Inc.*	119,400	925,350
	Neenah Paper, Inc.	30,000	590,400
	Orient Paper, Inc.*+	70,300	447,108
	Verso Paper Corp.*	103,400	353,628

			2,316,486

Personal Products - 0.74%
	American Oriental Bioengineering, Inc.*+	131,000	314,400
	CCA Industries, Inc.	14,100	79,665
	China Sky One Medical, Inc.*+	103,500	721,395
	Female Health Co. (The)	87,300	496,737
	Natural Alternatives International, Inc.*	31,000	173,600
	Nutraceutical International Corp.*	23,300	330,627
	Physicians Formula Holdings, Inc.*	101,000	379,760
	Schiff Nutrition International, Inc.	62,758	569,843

			3,066,027

Pharmaceuticals - 2.66%
	Adolor Corp.*	252,547	305,582
	Akorn, Inc.*	132,502	804,287
	AVANIR Pharmaceuticals, Inc., Class A*	184,800	753,984
	Biodel, Inc.*+	70,200	128,466
	Caraco Pharmaceutical Laboratories, Ltd.*+	72,600	329,604
	China Pharma Holdings, Inc.*+	62,193	189,067
	Columbia Laboratories, Inc.*	254,300	577,261
	Cumberland Pharmaceuticals, Inc.*+	68,700	411,513
	Depomed, Inc.*	173,300	1,102,188
	Durect Corp.*	291,400	1,005,330
	ISTA Pharmaceuticals, Inc.*	200,800	1,030,104
	Lannett Co., Inc.*	79,500	444,405
	Matrixx Initiatives, Inc.*	38,700	327,402
	Neostem, Inc.*+	123,500	174,135
	Pain Therapeutics, Inc.*	19,853	134,008
	Pozen, Inc.*	76,200	506,730
	Santarus, Inc.*	177,072	579,025
	Sucampo Pharmaceuticals, Inc., Class A*+	104,000	399,360

48	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
	SuperGen, Inc.*	274,600	$719,452
	Tianyin Pharmaceutical Co., Inc.	156,300	425,136
	XenoPort, Inc.*	77,800	662,856

			11,009,895

Professional Services - 1.06%
	Barrett Business Services, Inc.	31,600	491,380
	GP Strategies Corp.*	76,500	783,360
	Hill International, Inc.*	53,007	342,955
	Hudson Highland Group, Inc.*	100,065	583,379
	National Technical Systems, Inc.	43,000	346,580
	On Assignment, Inc.*	187,000	1,524,050
	Volt Information Sciences, Inc.*	35,200	304,480

			4,376,184

Real Estate Management & Development - 0.58%
	Consolidated-Tomoka Land Co.	43,800	1,265,820
	Grubb & Ellis Co.*+	241,500	306,705
	Stratus Properties, Inc.*	17,300	156,911
	Thomas Properties Group, Inc.*	162,800	687,016

			2,416,452

Road & Rail - 0.47%
	Covenant Transportation Group, Inc., Class A*	42,700	415,044
	Quality Distribution, Inc.*	88,000	799,920
	Saia, Inc.*	25,900	429,681
	USA Truck, Inc.*	23,500	310,905

			1,955,550

Semiconductors & Semiconductor Equipment - 3.39%
	Advanced Analogic Technologies, Inc.*	200,000	802,000
	Amtech Systems, Inc.*	80,046	2,013,157
	AuthenTec, Inc.*	533,200	1,333,000
	AXT, Inc.*	80,000	835,200
	Conexant Systems, Inc.*	161,100	262,593
	Energy Conversion Devices, Inc.*+	79,500	365,700
	FSI International, Inc.*	225,400	996,268
	GSI Technology, Inc.*	201,417	1,631,478
	Integrated Silicon Solution, Inc.*	297,741	2,390,860
	Kopin Corp.*	290,443	1,208,243

Industry	Company	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
	Mattson Technology, Inc.*	93,900	$281,700
	Nanometrics, Inc.*	39,200	502,936
	PDF Solutions, Inc.*	103,400	498,388
	Photronics, Inc.*	81,070	479,123
	Rudolph Technologies, Inc.*	52,600	432,898

			14,033,544

Software - 2.24%
	Actuate Corp.*	410,030	2,337,171
	American Software, Inc., Class A	60,700	410,939
	Callidus Software, Inc.*	109,200	550,368
	China TransInfo Technology Corp.*+	119,100	563,343
	CyberDefender Corp.*+	17,200	51,600
	DemandTec, Inc.*	51,600	559,344
	Digimarc Corp.*	23,100	693,231
	ePlus, Inc.*	19,559	462,375
	Glu Mobile, Inc.*#	140,500	290,835
	Guidance Software, Inc.*	63,000	452,970
	Magma Design Automation, Inc.*	208,365	1,043,908
	PROS Holdings, Inc.*	46,900	534,191
	QAD, Inc., Class A*	30,800	280,280
	QAD, Inc., Class B*	7,700	76,538
	SRS Labs, Inc.*	54,400	479,264
	TeleCommunication Systems, Inc., Class A*	106,600	497,822

			9,284,179

Specialty Retail - 2.45%
	A.C. Moore Arts & Crafts, Inc.*	80,100	201,852
	America’s Car-Mart, Inc.*	30,000	812,400
	Books-A-Million, Inc.	49,800	288,840
	Borders Group, Inc.*+	237,300	213,617
	Casual Male Retail Group, Inc.*	112,700	534,198
	China Auto Logistics, Inc.*+	58,800	176,988
	Cost Plus, Inc.*	79,800	774,060
	Destination Maternity Corp.*	22,700	861,011
	Hot Topic, Inc.	184,558	1,157,179
	Lithia Motors, Inc., Class A	55,500	793,095
	MarineMax, Inc.*	68,200	637,670
	Midas, Inc.*	56,400	457,404
	New York & Co., Inc.*	156,100	689,962
	Shoe Carnival, Inc.*	22,400	604,800
	Syms Corp.*	49,600	358,608
	TravelCenters of America LLC*	108,700	409,799

www.bridgeway.com	49

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Specialty Retail (continued)
	Winmark Corp.	10,200	$343,128
	Zale Corp.*+	190,200	810,252

			10,124,863

Textiles, Apparel & Luxury Goods - 1.35%
	Alpha PRO Tech, Ltd.*	175,000	311,500
	Charles & Colvard, Ltd.*+	60,900	183,918
	Cherokee, Inc.	20,100	378,081
	Culp, Inc.*	109,016	1,129,406
	Ever-Glory International Group, Inc.*	45,900	96,849
	Fuqi International, Inc.*	45,103	287,757
	Hallwood Group, Inc.*	9,100	241,150
	Kenneth Cole Productions, Inc., Class A*	33,600	419,664
	LaCrosse Footwear, Inc.+	21,829	357,996
	Perry Ellis International, Inc.*	40,100	1,101,547
	Rocky Brands, Inc.*	52,200	524,088
	Unifi, Inc.*	32,000	541,760

			5,573,716

Thrifts & Mortgage Finance - 4.80%
	Abington Bancorp, Inc.	72,200	861,346
	BankAtlantic Bancorp, Inc., Class A*	306,061	351,970
	BankFinancial Corp.	79,700	777,075
	Beacon Federal Bancorp, Inc.	35,800	419,218
	Bofl Holding, Inc.*	56,200	871,662
	Chicopee Bancorp, Inc.*	26,500	335,225
	Citizens Community Bancorp, Inc.*	90,400	357,080
	Clifton Savings Bancorp, Inc.	127,300	1,376,113
	ESB Financial Corp.	57,500	933,800
	ESSA Bancorp, Inc.	99,884	1,320,466
	Federal Agricultural Mortgage Corp., Class C+	134,300	2,191,776
	First Defiance Financial Corp.*	41,400	492,660
	First Financial Holdings, Inc.	53,800	619,238
	First Financial Northwest, Inc.	122,548	491,418
	First Pactrust Bancorp, Inc.+	41,000	544,070
	Fox Chase Bancorp, Inc.*	57,932	686,494
	Guaranty Federal Bancshares, Inc.*	45,256	203,652
	Home Federal Bancorp, Inc.	32,200	395,094
	Louisiana Bancorp, Inc.*	18,000	262,800

Industry	Company	Shares	Value

Thrifts & Mortgage Finance (continued)
	Meridian Interstate Bancorp, Inc.*	39,200	$462,168
	New Hampshire Thrift Bancshares, Inc.	18,100	227,155
	Ocean Shore Holding Co.	32,100	367,545
	OceanFirst Financial Corp.	58,183	748,815
	Provident Financial Holdings, Inc.	101,300	733,412
	Pulaski Financial Corp.+	43,500	329,730
	Rockville Financial, Inc.	72,630	887,539
	Territorial Bancorp, Inc.	42,300	842,193
	Tree.com, Inc.*	27,100	255,824
	United Community Financial Corp.*	130,000	167,700
	United Financial Bancorp, Inc.	86,641	1,323,008
	Waterstone Financial, Inc.*	11,247	36,553

			19,872,799

Trading Companies & Distributors - 0.80%
	Aceto Corp.	58,500	526,500
	CAI International, Inc.*	23,238	455,465
	DXP Enterprises, Inc.*	27,800	667,200
	Houston Wire & Cable Co.+	29,400	395,136
	Lawson Products, Inc.	28,300	704,387
	Titan Machinery, Inc.*	29,100	561,630

			3,310,318

Water Utilities - 0.33%
	Artesian Resources Corp., Class A	10,500	198,975
	York Water Co.	68,550	1,185,230

			1,384,205

Wireless Telecommunication Services - 0.05%
	FiberTower Corp.*	45,659	203,639

TOTAL COMMON STOCKS - 97.36%			402,802,007

(Cost $292,674,364)

EXCHANGE TRADED FUND - 2.05%
	iShares Russell Microcap Index Fund+	168,900	8,463,579

TOTAL EXCHANGE TRADED FUND - 2.05%			8,463,579

(Cost $5,905,460)

50	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company		Shares	Value
RIGHTS - 0.00%
	BioFuel Energy Corp.Δ		327,530	$22,927

TOTAL RIGHTS - 0.00%				22,927

(Cost $126,048)

		Rate^	Shares	Value
MONEY MARKET FUND - 1.30%
BlackRock FedFund		0.06%	5,372,684	5,372,684

TOTAL MONEY MARKET FUND - 1.30%				5,372,684

(Cost $5,372,684)

TOTAL INVESTMENTS - 100.71%				$416,661,197
(Cost $304,078,556)
Liabilities in Excess of Other Assets - (0.71%)				(2,936,231)

NET ASSETS - 100.00%				$413,724,966

*     Non-income producing security.

#    Securities, or a portion thereof, segregated to cover the Fund’s obligation under swap agreements. The total market value of segregated assets is $290,835.

^    Rate disclosed as of December 31, 2010.

Δ    Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

+   This security or a portion of the security is out on loan at December 31, 2010. Total loaned securities had a market value of $27,676,283 at December 31, 2010.

LLC - Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Market Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$402,802,007	$—	$—	$402,802,007
Exchange-Traded Fund	8,463,579	—	—	8,463,579
Rights	—	—	22,927	22,927
Money Market Fund	—	5,372,684	—	5,372,684

TOTAL	$411,265,586	$5,372,684	$22,927	$416,661,197

Other Financial Instruments**
Swaps	$—	$65,045	$—	$65,045

TOTAL	$—	$65,045	$—	$65,045

** Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the investment.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Investment in Securities (Market Value)

	Common Stocks	Rights	Total

Balance as of 06/30/2010	$81,300	$754	$82,054
Net purchases (sales)	—	22,173	22,173
Change in unrealized appreciation/ (depreciation)	—	—	—
Transfers in/out of Level 3[1]	(81,300)	—	(81,300)

Balance as of 12/31/2010	$—	$22,927	$22,927

[1]“Transfers in and/or out” represent the value as of the beginning of the year ended June 30, 2011, for any investment security where significant transfers in the pricing level occurred during the period. The purchase value is used in situations where the investment was not held as of the beginning of the period. The transfer above took place as a result of trading resuming on the security.

The securities in the table above were considered Level 3 securities because they were fair valued under procedures adopted by the Board of Directors at December 31, 2010. Such valuation is based on a review of inputs such as, but not limited to, similar securities, company specific financial information and company specific news.

See Notes to Financial Statements.

www.bridgeway.com	51

Micro-Cap Limited Fund MANAGER’S COMMENTARY

(Unaudited)

December 31, 2010

Dear Fellow Micro-Cap Limited Fund Shareholder,

For the December 2010 quarter, Micro-Cap Limited Fund ended the year on a strong note with a return of 18.11%, outperforming the Lipper Micro-Cap Stock Funds Index (+16.69%), and the Russell 2000 Index (16.25%), but underperforming the CRSP Cap-Based Portfolio 9 Index (+20.51%) It barely lagged the Russell Microcap Index (+19.41%) during the three month period. Overall, we are mostly pleased with these results.

For the six-month “semi-annual” period ending December 31, 2010, our Fund jumped 29.34% and was generally in line with our performance benchmarks: our primary benchmark, CRSP Cap-Based Portfolio 9 Index (+30.77%), the Lipper Micro-Cap Stock Funds Index (+28.10%), the Russell Microcap Index (+28.73%), and the Russell 2000 Index (+29.38%). The equity markets as a whole rebounded nicely from a summer slump in the September to December period when the sovereign debt crisis threatened contagion across Europe; ultimately, investors were rewarded for their patience. As detailed below, the percent and a half underperformance of our Fund relative to our primary market benchmark for this period occurred in the December quarter and was a result of a few poor Information Technology picks.

For the calendar year, the Fund was up 29.11%, slightly beating each of our benchmarks. While we lead all of our benchmarks since inception, we have some considerable catch-up to do for performance over the last five years.

The table below presents our December quarter, six-month, one-year, five-year, ten-year, and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/10 to 12/31/10	6 Month 7/1/10 to 12/31/10	1 Year 1/1/10 to 12/31/10	5 Year 1/1/06 to 12/31/10	10 Year 1/1/01 to 12/31/10	Life-to-Date 6/30/98 to 12/31/10

Micro-Cap Limited Fund	18.11%	29.34%	29.11%	-3.86%	7.16%	10.30%
CRSP Cap-Based Portfolio 9 Index	20.51%	30.77%	29.08%	5.89%	10.88%	9.05%
Lipper Micro-Cap Stock Funds Index	16.69%	28.10%	27.57%	2.77%	6.26%	6.49%
Russell 2000 Index (small stocks)	16.25%	29.38%	26.85%	4.47%	6.33%	5.78%
Russell Microcap Index	19.41%	28.73%	28.89%	1.19%	7.38%	N/A

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 511 publicly traded U.S. micro-cap stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc., for the period ended December 31, 2010, the Micro-Cap Limited Fund ranked 32nd of 68 micro-cap funds for the last twelve months ended December 31, 2010, 59th of 60 such funds for the last five years, 21st of 37 funds for the last 10 years and 15th of 33 funds since inception in June, 1998. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

52	Semi-Annual Report | December 31, 2010 (Unaudited)

Micro-Cap Limited Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Micro-Cap Limited Fund vs. CRSP 9 Index, Lipper Micro-Cap Stock Funds Index, Russell 2000 Index & Russell

Microcap Index* from Inception 6/30/98 to 12/31/10

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Short Version: The almost two and a half percent underperformance of our Fund relative to our primary market benchmark for the December quarter was a result of a very few poor Information Technology picks.

All in all, the December quarter was a nice period for stocks across most industries as six different sectors were represented on the top ten contributors list. Of note, three Industrial companies highlighted the list, and these holdings combined to add over one-and-a-quarter percent to the Fund’s return. As emerging markets continue to lead the global economy, many Industrials have benefited from the surge in demand. Consumer Discretionary companies were also well-represented, with two holdings making the list as enhanced retail activity contributed to a nice holiday season.

These are the Fund’s ten best-contributing stocks for the quarter ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Petroleum Development Corp.	Oil, Gas & Consumable Fuels	0.5%
2	TriMas Corp.	Machinery	0.5%
3	IDT Corp.	Diversified Telecommunication Services	0.5%
4	Retail Ventures, Inc.	Multiline Retail	0.5%
5	Exide Technologies	Auto Components	0.5%
6	Air Methods Corp.	Health Care Providers & Services	0.5%
7	China Yuchai International, Ltd.	Machinery	0.4%
8	Ensign Group, Inc.	Health Care Providers & Services	0.4%
9	TPC Group, Inc.	Chemicals	0.4%
10	SFN Group, Inc.	Professional Services	0.4%

www.bridgeway.com	53

Micro-Cap Limited Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Sometimes a company simply needs to reinvent itself. After struggling for five years and watching its shareholder value plummet by more than 90%, management at IDT Corp began a restructuring plan that is starting to pay dividends. The company spun off a media subsidiary and is looking to do the same with its energy business. It is now flush with cash as it focuses its efforts on the more profitable telecom markets, primarily wholesale and retail long distance and calling card services. In December, IDT posted positive earnings and a second consecutive quarter of solid revenue growth. Shareholders were also rewarded for their patience with a dividend declaration. IDT climbed almost 50% during the quarter and contributed half a percent in return to the Fund.

IT companies were a mixed bag this past quarter as five related holdings were among the Fund’s poorest performers. In certain cases, corporations have limited technology purchases in order to keep costs in check and make earnings look stronger. The delayed activity has hindered IT companies, many of which are still expecting a major surge in upgrades, but continue to wait out the economic uncertainty for another quarter or two (and hopefully not much longer). The five IT holdings on the list below cost the Fund just under a percent-and-a-half in return.

These are the Fund’s ten worst-contributing stocks for the quarter ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	RINO International Corp.	Commercial Services & Supplies	-0.6%
2	Solarfun Power Holdings Co., Ltd.	Semiconductors & Semiconductor Equiptment	-0.5%
3	Newpark Resources, Inc.	Energy Equipment & Services	-0.3%
4	Cirrus Logic, Inc.	Semiconductors & Semiconductor Equiptment	-0.3%
5	Lionbridge Technologies, Inc.	IT Services	-0.2%
6	Insight Enterprises, Inc.	Electronic Equip., Instruments & Components	-0.2%
7	Vonage Holdings Corp.	Diversified Telecommunication Services	-0.1%
8	Sourcefire, Inc.	Software	-0.1%
9	Kingold Jewelry, Inc.	Textiles, Apparel & Luxury Goods	-0.1%
10	Pantry, Inc.	Food & Staples Retailing	-0.1%

Newpark Resources battles the big boys (i.e. Schlumberger and Halliburton) in providing various management, disposal, and well preparation services to the exploration and production industry. In October, the company announced weaker than expected demand; its stock plummeted about 30% on the news. For the quarter, Newpark dropped 25% and cost the Fund over a quarter percent in return.

Detailed Explanation of Calendar Year Performance

The Short Version: Consumer related stocks made strong showings on both the best and worst contributors list. That picture creates the feel for our calendar year performance too, as we eked out a tiny lead (0.03%) over our primary market benchmark.

The calendar year could be deemed “the return of the consumer” as retailers reported their best holiday season since the beginning of the economic downturn. One consumer discretionary company and one consumer staple highlighted the list of top-ten contributing stocks. Combined, they added about two percent to the overall Fund return. Three IT stocks made the “top ten” list for 2010 as our models detected certain winners despite other challenges in the sector. These companies enhanced the Fund’s performance by over four percent.

54	Semi-Annual Report | December 31, 2010 (Unaudited)

Micro-Cap Limited Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the Fund’s ten best-contributing stocks for the calendar year ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Power-One, Inc.	Electronic Equip., Instruments & Components	1.9%
2	Cirrus Logic, Inc.	Semiconductors & Semiconductor Equiptment	1.8%
3	Odyssey HealthCare, Inc.	Health Care Providers & Services	1.3%
4	Lattice Semiconductor Corp.	Semiconductors & Semiconductor Equiptment	1.2%
5	Protection One, Inc.	Commercial Services & Supplies	1.1%
6	Boston Beer Co, Inc.	Beverages	1.1%
7	Pier 1 Imports, Inc.	Specialty Retail	1.1%
8	TriMas Corp.	Machinery	1.0%
9	TPC Group, Inc.	Chemicals	1.0%
10	Hawkins, Inc.	Chemicals	0.9%

Sam Adams touts itself as “America’s World Class Beer,” and apparently, investors agree. While the Boston Beer Co. distributes more than 20 different brands, Sam Adams is its most well-known. Regardless of the economic times, beer drinkers have continued to enjoy their favorite beverage as Boston Beer recently announced solid revenue growth and earnings that tripled from the prior year. The better-than-expected results were the second nice surprise for shareholders over the past three quarters. In December, the company increased its forecast for the year as shipment volumes continue to increase. For the year, Boston Beer’s share price jumped over 75%, and the holding contributed over a percent in return to the Fund.

Despite the surge in retail activity late in the year, four Consumer Discretionary companies were on the “bottom ten” contribution list. Combined, these holdings cost the Fund over two percent in performance. Four other sectors were represented on this list.

These are the Fund’s ten worst-contributing stocks for the calendar year ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	RINO International Corp.	Commercial Services & Supplies	-1.1%
2	Bon-Ton Stores, Inc.	Multiline Retail	-0.8%
3	Stein Mart, Inc.	Specialty Retail	-0.6%
4	L&L Energy, Inc.	Oil, Gas & Consumable Fuels	-0.6%
5	China Sky One Medical, Inc.	Personal Products	-0.6%
6	Lincoln Educational Services Corp.	Diversified Consumer Services	-0.5%
7	China Integrated Energy, Inc.	Oil, Gas & Consumable Fuels	-0.5%
8	Smart Balance, Inc.	Food Products	-0.4%
9	Wave Systems Corp.	Software	-0.4%
10	Entercom Communications Corp.	Media	-0.4%

Being delisted is usually not a good thing for shareholders. In December, RINO International, an environmental protection and remediation company serving the Chinese steel industry, received word that is would be delisted by Nasdaq because of failure to respond adequately to allegations about accounting irregularities. Auditors suspected that RINO recorded revenue on activity derived from two business contracts that may never have actually existed, and independent investigators confirmed the concerns, claiming that the company’s accounting “has serious flaws.” Trading was halted in November pending the investigation. Subsequently, lawyers have been coming out of the woodwork to file class action suits on behalf of shareholders over the false and/or misleading statements about the company’s operations. The stock plummeted 87% during the year and cost the Fund over one percent in return.

www.bridgeway.com	55

Micro-Cap Limited Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Top Ten Holdings as of December 31, 2010

Five of the Fund’s top contributors for the December 2010 quarter were also among the largest holdings at the end of the calendar year (TPC Group, Trimas, Air Methods, IDT Corp and Ensign Group). The Fund was broadly diversified, as no single stock accounted for greater than 1.7% of the net assets. The ten largest positions represented less than 15% of the total assets of the Fund.

Rank	Description	Industry	% of Net Assets
1	World Acceptance Corp.	Consumer Finance	1.7%
2	TPC Group, Inc.	Chemicals	1.6%
3	TriMas Corp.	Machinery	1.6%
4	Air Methods Corp.	Health Care Providers & Services	1.5%
5	Power-One, Inc.	Electronic Equip., Instruments & Components	1.5%
6	IDT Corp.	Diversified Telecommunication Services	1.3%
7	Ensign Group, Inc.	Health Care Providers & Services	1.3%
8	Skilled Healthcare Group, Inc.	Health Care Providers & Services	1.3%
9	Layne Christensen Co.	Construction & Engineering	1.3%
10	Lattice Semiconductor Corp.	Semiconductors & Semiconductor Equiptment	1.2%
	Total		14.3%

Industry Sector Representation as of December 31, 2010

Along with our primary market index, the Fund’s largest allocation was in Financials. A number of banks and other financial institutions continue to rebound from the recent doldrums, and these companies contributed strongly to our calendar year returns. Compared to its benchmark, the Fund maintained a smaller allocation of Health Care, a sector with serious uncertainties due to the recently passed reform bill that could impact the future operations of many related companies.

	% of Net Assets	% of Russell 2000 Index	Difference
Consumer Discretionary	12.5%	13.6%	-1.1%
Consumer Staples	5.3%	2.9%	2.4%
Energy	5.3%	6.4%	-1.1%
Financials	20.9%	20.6%	0.3%
Health Care	4.7%	12.4%	-7.7%
Industrials	16.5%	15.8%	0.7%
Information Technology	16.1%	18.6%	-2.5%
Materials	8.7%	5.7%	3.0%
Telecommunication Services	1.2%	1.0%	0.2%
Utilities	7.7%	3.0%	4.7%
Cash & Other Assets	1.1%	0.0%	1.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, December 31, 2010, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in micro-cap companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

56	Semi-Annual Report | December 31, 2010 (Unaudited)

Micro-Cap Limited Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Conclusion

Thank you for your continued investment in Micro-Cap Limited Fund, which remains open to all investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	57

Bridgeway Micro-Cap Limited Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 99.56%
Aerospace & Defense - 0.43%
	GenCorp, Inc.*	21,000	$108,570

Airlines - 1.42%
	Hawaiian Holdings, Inc.*	32,600	255,584
	Republic Airways Holdings, Inc.*	13,900	101,748

			357,332

Auto Components - 3.56%
	American Axle & Manufacturing Holdings, Inc.*	17,600	226,336
	Dorman Products, Inc.*	5,100	184,824
	Exide Technologies*	21,700	204,197
	Standard Motor Products, Inc.	20,500	280,850

			896,207

Capital Markets - 1.24%
	BlackRock Kelso Capital Corp.	16,300	180,278
	Calamos Asset Management, Inc., Class A	9,500	133,000

			313,278

Chemicals - 3.87%
	Hawkins, Inc.	6,600	293,040
	Innospec, Inc.*	7,000	142,800
	Quaker Chemical Corp.	3,100	129,177
	TPC Group, Inc.*	13,500	409,320

			974,337

Commercial Banks - 2.59%
	Cardinal Financial Corp.	25,900	301,217
	City Holding Co.	4,400	159,412
	Southwest Bancorp, Inc.*	15,400	190,960

			651,589

Commercial Services & Supplies - 1.54%
	Cenveo, Inc.*	17,500	93,450
	Consolidated Graphics, Inc.*	4,100	198,563
	M&F Worldwide Corp.*	4,200	97,020

			389,033

Communications Equipment - 3.69%
	Digi International, Inc.*	19,700	218,670
	Hughes Communications, Inc.*	5,000	202,200
	Ituran Location & Control, Ltd.	14,500	252,880

Industry	Company	Shares	Value

Communications Equipment (continued)
	Powerwave Technologies, Inc.*	100,800	$256,032

			929,782

Construction & Engineering - 2.19%
	Great Lakes Dredge & Dock Corp.#	31,900	235,103
	Layne Christensen Co.*	9,200	316,664

			551,767

Consumer Finance - 3.30%
	Advance America, Cash Advance Centers, Inc.	23,800	134,232
	Cardtronics, Inc.*	14,900	263,730
	World Acceptance Corp.*+	8,200	432,960

			830,922

Diversified Consumer Services - 0.81%
	Pre-Paid Legal Services, Inc.*	3,400	204,850

Diversified Telecommunication Services - 4.60%
	Alaska Communications Systems Group, Inc.+	22,400	248,640
	Consolidated Communications Holdings, Inc.	6,300	121,590
	General Communication, Inc., Class A*	20,000	253,200
	IDT Corp., Class B	13,000	333,450
	Vonage Holdings Corp.*	90,100	201,824

			1,158,704

Electrical Equipment - 0.58%
	Solarfun Power Holdings Co., Ltd. - Sponsored ADR*	18,000	147,060

Electronic Equipment, Instruments & Components - 5.34%
	Insight Enterprises, Inc.*	19,900	261,884
	Kemet Corp.*	16,600	242,028
	Measurement Specialties, Inc.*	7,100	208,385
	OSI Systems, Inc.*	3,300	119,988
	Power-One, Inc.*+	36,800	375,360
	X-Rite, Inc.*	30,300	138,471

			1,346,116

Energy Equipment & Services - 1.90%
	Hercules Offshore, Inc.*	43,800	151,548
	Newpark Resources, Inc.*	27,300	168,168
	Pioneer Drilling Co.*	18,100	159,461

			479,177

58	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Micro-Cap Limited Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Food & Staples Retailing - 0.88%
	Pantry, Inc. (The)*	4,600	$91,356
	Susser Holdings Corp.*	9,400	130,190

			221,546

Food Products - 0.59%
	SunOpta, Inc.*	19,100	149,362

Gas Utilities - 0.78%
	Chesapeake Utilities Corp.	4,700	195,144

Health Care Equipment & Supplies - 1.78%
	Invacare Corp.	5,400	162,864
	Zoll Medical Corp.*	7,700	286,671

			449,535

Health Care Providers & Services - 10.12%
	Air Methods Corp.*	6,800	382,636
	Corvel Corp.*	6,300	304,605
	Ensign Group, Inc. (The)	13,400	333,258
	Gentiva Health Services, Inc.*	9,400	250,040
	LHC Group, Inc.*	8,400	252,000
	MWI Veterinary Supply, Inc.*	3,800	239,970
	National Healthcare Corp.	5,800	268,366
	Skilled Healthcare Group, Inc., Class A*	35,800	321,484
	Sunrise Senior Living, Inc.*+	36,400	198,380

			2,550,739

Hotels, Restaurants & Leisure - 1.37%
	BJ’s Restaurants, Inc.*+	6,000	212,580
	Isle of Capri Casinos, Inc.*	12,900	131,838

			344,418

Household Durables - 0.98%
	Beazer Homes USA, Inc.*+	31,400	169,246
	Furniture Brands International, Inc.*	15,200	78,128

			247,374

Industrial Conglomerates - 0.94%
	Standex International Corp.	7,900	236,289

Insurance - 4.51%
	American Equity Investment Life Holding Co.	22,700	284,885
	Employers Holdings, Inc.	10,100	176,548
	Infinity Property & Casualty Corp.	4,700	290,460
	Meadowbrook Insurance Group, Inc.	14,300	146,575

Industry	Company	Shares	Value

Insurance (continued)
	Safety Insurance Group, Inc.	5,000	$237,850

			1,136,318

Internet & Catalog Retail - 0.49%
	NutriSystem, Inc.	5,900	124,077

IT Services - 0.56%
	CSG Systems International, Inc.*	7,500	142,050

Leisure Equipment & Products - 1.15%
	Jakks Pacific, Inc.*	11,800	214,996
	Leapfrog Enterprises, Inc.*	13,203	73,277

			288,273

Machinery - 5.39%
	Alamo Group, Inc.	10,400	289,328
	Altra Holdings, Inc.*	15,400	305,844
	Commercial Vehicle Group, Inc.*	7,400	120,250
	NACCO Industries, Inc., Class A	800	86,696
	TriMas Corp.*	19,900	407,154
	Twin Disc, Inc.	5,000	149,300

			1,358,572

Media - 3.60%
	Entravision Communications Corp., Class A*	59,900	153,943
	EW Scripps Co., Class A*	11,200	113,680
	Knology, Inc.*	15,800	246,954
	McClatchy Co., Class A (The)*	34,800	162,516
	Sinclair Broadcast Group, Inc., Class A	28,200	230,676

			907,769
Metals & Mining - 1.60%
	Brush Engineered Materials, Inc.*	6,700	258,888
	Kaiser Aluminum Corp.	2,900	145,261

			404,149

Multiline Retail - 2.00%
	Bon-Ton Stores, Inc. (The)*+	16,800	212,688
	Retail Ventures, Inc.*	17,900	291,770

			504,458

Oil, Gas & Consumable Fuels - 5.26%
	Cheniere Energy, Inc.*+	26,200	144,624

www.bridgeway.com	59

Bridgeway Micro-Cap Limited Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
	Delek US Holdings, Inc.	23,500	$171,080
	Knightsbridge Tankers, Ltd.+	11,400	253,878
	L&L Energy, Inc.*	20,100	217,080
	Petroleum Development Corp.*	5,900	249,039
	USEC, Inc.*	22,800	137,256
	Warren Resources, Inc.*	33,500	151,420

			1,324,377

Paper & Forest Products - 1.06%
	Mercer International, Inc.*	18,000	139,500
	Neenah Paper, Inc.	6,500	127,920

			267,420

Personal Products - 1.28%
	Elizabeth Arden, Inc.*	9,300	213,993
	Inter Parfums, Inc.	5,800	109,330

			323,323

Pharmaceuticals - 0.98%
	Medicines Co. (The)*	17,500	247,275

Professional Services - 2.07%
	CBIZ, Inc.*	19,000	118,560
	CDI Corp.	9,800	182,182
	SFN Group, Inc.*	22,500	219,600

			520,342

Real Estate Investment Trusts (REITs) - 1.69%
	Newcastle Investment Corp.*	31,600	211,720
	Retail Opportunity Investments Corp.	21,700	215,047

			426,767

Real Estate Management & Development - 0.82%
	IRSA Inversiones y Representaciones SA - Sponsored ADR	12,800	205,952

Semiconductors & Semiconductor Equipment - 5.88%
	Advanced Energy Industries, Inc.*	16,700	227,788
	Cohu, Inc.	15,900	263,622
	IXYS Corp*	13,000	151,060
	Lattice Semiconductor Corp.*	51,600	312,696
	Micrel, Inc.	21,700	281,883
	Photronics, Inc.*	41,200	243,492

			1,480,541

Industry	Company	Shares	Value

Specialty Retail - 1.04%
	Pep Boys-Manny, Moe & Jack (The)	19,400	$260,542

Textiles, Apparel & Luxury Goods - 2.54%
	Liz Claiborne, Inc.*+	21,700	155,372
	Maidenform Brands, Inc.*	3,700	87,949
	Quiksilver, Inc.*	22,000	111,540
	Unifi, Inc.*	16,900	286,117

			640,978

Thrifts & Mortgage Finance - 0.99%
	United Financial Bancorp, Inc.	7,700	117,579
	WSFS Financial Corp.	2,800	132,832

			250,411

Trading Companies & Distributors - 2.15%
	DXP Enterprises, Inc.*	11,400	273,600
	TAL International Group, Inc.	8,700	268,569

			542,169

TOTAL COMMON STOCKS - 99.56%			25,088,894

(Cost $20,118,922)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.58%
BlackRock FedFund	0.06%	144,852	144,852

TOTAL MONEY MARKET FUND – 0.58%			144,852

(Cost $144,852)

TOTAL INVESTMENTS - 100.14%			$25,233,746
(Cost $20,263,774)
Liabilities in Excess of Other Assets - (0.14%)			(34,118)

NET ASSETS - 100.00%			$25,199,628

*	Non-income producing security.
#	Securities, or a portion thereof, segregated to cover the Fund’s obligation under swap agreements. The total market value of segregated assets is $235,103.
^	Rate disclosed as of December 31, 2010.
+	This security or a portion of the security is out on loan at December 31, 2010. Total loaned securities had a market value of $2,163,791 at December 31, 2010.

ADR - American Depositary Receipt

60	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Micro-Cap Limited Fund SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Note 2 in Notes to Financial Statements):
	Valuation Inputs

	Investment in Securities (Market Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$25,088,894	$—	$—	$25,088,894
Money Market Funds	—	144,852	—	144,852

TOTAL	$25,088,894	$144,852	$—	$25,233,746

Other Financial Instruments**
Swaps	$—	$3,663	$—	$3,663

TOTAL	$—	$3,663	$—	$3,663

**  Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the investment.

See Notes to Financial Statements.

www.bridgeway.com	61

Small-Cap Momentum Fund MANAGER’S COMMENTARY

(Unaudited)

December 31, 2010

Dear Fellow Small-Cap Momentum Fund Shareholder,

For the December 2010 quarter, Small-Cap Momentum Fund ended the year on a strong note and returned 14.34%, though we underperformed our primary market benchmark, the Russell 2000 Index (+16.25%) and its peer benchmarks, the Lipper Small-Cap Stock Funds Index (+14.82%) and Lipper Small-Cap Core Funds Index (+15.39%). We are never pleased with a clean sweep in the wrong direction. Momentum strategies trailed the overall market in this quarter. Our strategy, on the conservative end of the spectrum for momentum strategies, also added to the underperformance of the Fund.

For the six-month “semi-annual” period ending December 31, 2010, our Fund jumped 27.45%, still lagging its benchmarks as the Russell 2000 Index (+29.38%), Lipper Small-Cap Stock Funds Index (+28.25%), and Lipper Small-Cap Core Funds Index (28.39%) all performed extremely well. The equity markets as a whole rebounded nicely from a summer slump when the sovereign debt crisis threatened contagion across Europe; ultimately, investors were rewarded for their patience and confidence. One of the main design features of the Fund’s risk-adjusted momentum strategy is providing cushion during down periods, especially relative to a pure momentum strategy. On the other hand, the strategy is less likely to shine in a strong one-directional up market such as the recent period.

The table below presents our December quarter, six-month and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/10 to 12/31/10	6 Month 7/1/10 to 12/31/10	Life-to-Date 5/28/10 to 12/31/10

Small-Cap Momentum Fund	14.34%	27.45%	18.91%
Russell 2000 Index	16.25%	29.38%	19.35%
Lipper Small-Cap Stock Funds Index	14.82%	28.25%	19.41%
Lipper Small-Cap Core Funds Index	15.39%	28.39%	19.99%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Small-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Lipper Small-Cap Core Funds Index is an index of small-company core funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

62	Semi-Annual Report | December 31, 2010 (Unaudited)

Small-Cap Momentum Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Small-Cap Momentum Fund vs. Russell 2000 Index, Lipper Small-Cap Stock Funds Index

& Lipper Small-Cap Core Funds Index from Inception 5/28/10 to 12/31/10

Detailed Explanation of Quarterly Performance

The Short Version: There was a very diverse group of companies in the best and worst contributors lists.

All in all, the December quarter was a nice period for stocks across most industries as five different sectors were represented on the top 10 list of contributors. Three holdings each from the energy and IT sectors made the best contributors list during the three month period.

These are the Fund’s ten best-contributing stocks for the quarter ended December 31, 2010:

Rank	Description	Industry	% Contribution of Return
1	RPC, Inc.	Energy Equipment & Services	0.3%
2	Acme Packet, Inc.	Communications Equipment	0.3%
3	Deckers Outdoor Corp.	Textiles, Apparel & Luxury Goods	0.3%
4	Isilon Systems, Inc.	Computers & Peripherals	0.2%
5	WABCO Holdings, Inc.	Machinery	0.2%
6	Loral Space & Communications, Inc.	Communications Equipment	0.2%
7	Apco Oil & Gas International, Inc.	Oil, Gas & Consumable Fuels	0.2%
8	Lufkin Industries, Inc.	Energy Equipment & Services	0.2%
9	Tenneco, Inc.	Auto Components	0.2%
10	American Capital Ltd.	Capital Markets	0.2%

Apparel company Deckers Outdoors has taken its popular winter-oriented UGGs brand and designed a summer line, complete with a slipper, sneaker, and clog. Additionally, it created a closed-toe hiking Teva to directly compete with Timberland. Given the immense popularity of both traditional UGGs and Teva, no one dares to bet against Deckers these days. The company has beaten earnings estimates in each of the past four quarters, and international sales are booming. Analysts believe its next growth phase will come from opening more retail stores to keep up with demand. Deckers contributed over a quarter-percent to the Fund’s return and its stock price rose over 50% for the December quarter.

Though the past few months saw “the return of the consumer” and many retailers thrived during the solid holiday shopping season, not all related companies fared quite so well. Three consumer discretionary holdings (including one retailer) were among the biggest detractors to the Fund; combined, they cost the Fund about a quarter-of-a-percent of return for the quarter.

www.bridgeway.com	63

Small-Cap Momentum Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the Fund’s ten worst-contributing stocks for the quarter ended December 31, 2010:

Rank	Description	Industry	% Contribution of Return
1	Alkermes, Inc.	Biotechnology	-0.1%
2	Capella Education Co.	Diversified Consumer Services	-0.1%
3	Renesola Ltd.	Semiconductors & Semiconductor Equipment	-0.1%
4	Coinstar, Inc.	Diversified Consumer Services	-0.1%
5	Transglobe Energy Corp.	Oil, Gas & Consumable Fuels	-0.1%
6	Cytec Industries, Inc.	Chemicals	-0.1%
7	DuPont Fabros Technology, Inc.	Real Estate Investment Trusts	-0.1%
8	Oclaro, Inc.	Communications Equipment	-0.1%
9	RadioShack Corp.	Specialty Retail	-0.1%
10	Acorda Therapeutics, Inc.	Biotechnology	-0.1%

Investors don’t take too kindly to negative news from the FDA. When the agency failed to approve the diabetes treatment Bydureon, several companies that were involved in the development suffered (biotechs Alkermes and Amylim, and pharmaceutical giant Eli Lilly). Alkermes plunged 30% on the negative news. The FDA wants further testing on the drug’s effect on heart rates, and the companies expect to respond by late-2011. Alkermes was the Fund’s biggest detractor and dropped over 25% for the three month period.

Detailed Explanation of Performance Since Inception

The Short Version: Health Care dominated the best contributors list, while Consumer Discretionary dominated the worst contributors list.

Health care reform has dominated much of the political discussion of the past year. The newly passed legislation still faces several hurdles, given the makeup of the new Congress. And yet, despite all the uncertainties in the industry, three related companies made the list of top contributors since Fund inception. Combined, these holdings added over a percent-and-a-quarter to the return of the Fund.

These are the Fund’s ten best-contributing stocks from inception on May 28, 2010 to December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Kronos Worldwide, Inc.	Chemicals	1.2%
2	Gran Tierra Energy, Inc.	Oil, Gas & Consumable Fuels	0.8%
3	Healthspring, Inc.	Health Care Providers & Services	0.6%
4	Universal American Corp.	Health Care Providers & Services	0.4%
5	RPC, Inc.	Energy Equipment & Services	0.4%
6	IDT Corp.	Diversified Telecommunication Services	0.4%
7	Enbridge Energy Management LLC	Oil, Gas & Consumable Fuels	0.4%
8	HeartWare International, Inc.	Health Care Equipment & Supplies	0.4%
9	Acme Packet, Inc.	Communications Equipment	0.3%
10	Southwest Gas Corp.	Gas Utilities	0.3%

At a time when many health care companies have struggled with the latest industry reform, Medicare Advantage provider Healthspring has seen membership soar and earnings increase. In fact, the company has surpassed analysts’ expectations in each of the past four quarters, and management recently raised earnings and revenue forecasts for the full year. In November, Healthspring acquired Bravo Health and expects the deal to reap additional earnings of about 50 cents for 2011. Since inception, the holding contributed over half-a-percent to the Fund’s return, and its stock climbed about 20%.

As was the case for the quarter, consumer discretionary companies highlighted the Fund’s detractors for this longer period, proving that even in strong times, laggards will normally exist in virtually every industry. Five related holdings made the worst contributors list; combined, the companies cost the Fund over a percent-and-a-half in return.

64	Semi-Annual Report | December 31, 2010 (Unaudited)

Small-Cap Momentum Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the Fund’s ten worst-contributing stocks from inception on May 28, 2010 to December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	CVB Financial Corp.	Commercial Banks	-0.6%
2	Brown Shoe Co, Inc.	Specialty Retail	-0.5%
3	GSI Commerce, Inc.	Internet Software & Services	-0.4%
4	Acxiom Corp.	IT Services	-0.4%
5	Impax Laboratories, Inc.	Pharmaceuticals	-0.4%
6	Radio One, Inc.	Media	-0.4%
7	Pennsylvania Real Estate Investment Trust	Real Estate Investment Trusts	-0.3%
8	DSW, Inc.	Specialty Retail	-0.3%
9	McClatchy Co.	Media	-0.3%
10	CEC Entertainment, Inc.	Hotels, Restaurants & Leisure	-0.2%

CVB Financial is a bank holding company that serves small to mid-sized businesses and high net worth individuals, primarily in California. The institution was a participant in the government TARP program and was able to pay back its $130 million loan last year. In July, the bank received a subpoena from the SEC requesting information about its questionable lending practices and inadequate internal controls. As is often the case, class action lawsuits ensued on behalf of shareholders as the stock price plunged over 20% on the news of the investigation. CVB was the biggest detractor and cost the Fund over half-a-percent for the period.

Top Ten Holdings as of December 31, 2010

The Fund was broadly diversified, as no single stock accounted for even 1% of the net assets. In fact, only one industry (Aerospace/Defense) placed more than one company on the largest holdings list. Combined, the ten largest positions represented just under 7.5% of the total assets of the Fund.

Rank	Description	Industry	% of Net Assets
1	RF Micro Devices, Inc.	Semiconductors & Semiconductor Equipment	0.8%
2	MBIA, Inc.	Insurance	0.8%
3	Genesee & Wyoming, Inc.	Road & Rail	0.7%
4	ADTRAN, Inc.	Communications Equipment	0.7%
5	Triumph Group, Inc.	Aerospace & Defense	0.7%
6	Esterline Technologies Corp.	Aerospace & Defense	0.7%
7	Hawaiian Electric Industries, Inc.	Electric Utilities	0.7%
8	Stillwater Mining Co.	Metals & Mining	0.7%
9	Alaska Air Group, Inc.	Airlines	0.7%
10	Syntel, Inc.	IT Services	0.7%
	Total		7.2%

Industry Sector Representation as of December 31, 2010

The Fund’s largest allocation was in Financials as many banks and other financial institutions continued to rebound from the recent doldrums. The Fund maintained a smaller allocation to Health Care than that of its benchmark. Many uncertainties surround the industry as it undergoes comprehensive reform. One over-weighted sector, Materials, has benefited from the increasing demand for commodities as emerging world markets significantly contributed to global growth.

www.bridgeway.com	65

Small-Cap Momentum Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

	% of Net Assets	% of Russell 2000 Index	Difference
Consumer Discretionary	12.5%	13.6%	-1.1%
Consumer Staples	5.3%	2.9%	2.4%
Energy	5.3%	6.4%	-1.1%
Financials	20.9%	20.6%	0.3%
Health Care	4.7%	12.4%	-7.7%
Industrials	16.5%	15.8%	0.7%
Information Technology	16.1%	18.6%	-2.5%
Materials	8.7%	5.7%	3.0%
Telecommunication Services	1.2%	1.0%	0.2%
Utilities	7.7%	3.0%	4.7%
Cash & Other Assets	1.1%	0.0%	1.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2010, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Momentum Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

66	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 98.92%
Aerospace & Defense - 3.85%
	AerCap Holdings NV*	950	$13,414
	Astronics Corp.*	100	2,100
	CPI Aerostructures, Inc.*	50	704
	DigitalGlobe, Inc.*	350	11,098
	Esterline Technologies Corp.*	250	17,148
	GeoEye, Inc.*	200	8,478
	HEICO Corp.+	200	10,206
	Herley Industries, Inc.*	100	1,732
	Hexcel Corp.*	800	14,472
	Triumph Group, Inc.	200	17,882

			97,234

Air Freight & Logistics - 0.16%
	Air Transport Services Group, Inc.*	500	3,950

Airlines - 1.31%
	Alaska Air Group, Inc.*	300	17,007
	Republic Airways Holdings, Inc.*	400	2,928
	US Airways Group, Inc.*	1,300	13,013

			32,948

Auto Components - 0.53%
	Amerigon, Inc.*	150	1,632
	Dorman Products, Inc.*	150	5,436
	Motorcar Parts of America, Inc.*	100	1,304
	Shiloh Industries, Inc.	150	1,792
	Stoneridge, Inc.*	200	3,158

			13,322

Beverages - 0.60%
	Boston Beer Co., Inc., Class A*	100	9,509
	Craft Brewers Alliance, Inc.*	150	1,110
	National Beverage Corp.	350	4,599

			15,218

Biotechnology - 0.84%
	Emergent Biosolutions, Inc.*	300	7,038
	Neurocrine Biosciences, Inc.*	450	3,438
	NPS Pharmaceuticals, Inc.*	550	4,345
	Protalix BioTherapeutics, Inc.*	650	6,487

			21,308

Building Products - 0.53%
	A.O. Smith Corp.	350	13,328

Industry	Company	Shares	Value

Capital Markets - 2.20%
	Arlington Asset Investment Corp., Class A+	50	$1,200
	BGC Partners, Inc., Class A	1,850	15,374
	BlackRock Kelso Capital Corp.	550	6,083
	Gladstone Capital Corp.	150	1,728
	Gladstone Investment Corp.	200	1,530
	HFF, Inc., Class A*	450	4,347
	Internet Capital Group, Inc.*	300	4,266
	Kohlberg Capital Corp.	200	1,394
	Main Street Capital Corp.	150	2,728
	MVC Capital, Inc.	200	2,920
	NGP Capital Resources Co.	150	1,380
	PennantPark Investment Corp.	300	3,672
	Safeguard Scientifics, Inc.*	150	2,562
	TICC Capital Corp.	200	2,242
	Triangle Capital Corp.+	100	1,900
	Virtus Investment Partners, Inc.*	50	2,268

			55,594

Chemicals - 3.09%
	Ferro Corp.*	700	10,248
	Hawkins, Inc.	100	4,440
	Innophos Holdings, Inc.	150	5,412
	Kraton Performance Polymers, Inc.*	250	7,738
	LSB Industries, Inc.*	150	3,639
	Material Sciences Corp.*	100	639
	NL Industries, Inc.	400	4,464
	PolyOne Corp.*	750	9,367
	Quaker Chemical Corp.	100	4,167
	Sensient Technologies Corp.	400	14,692
	STR Holdings, Inc.*+	350	7,000
	TPC Group, Inc.*	150	4,548
	Zagg, Inc.*+	200	1,524

			77,878

Commercial Banks - 1.55%
	Alliance Financial Corp.	50	1,618
	Bank of Kentucky Financial Corp.	50	970
	Bank of the Ozarks, Inc.+	150	6,502
	Community Bank System, Inc.	250	6,942
	Community Trust Bancorp, Inc.	100	2,896
	Lakeland Bancorp, Inc.	200	2,194
	Merchants Bancshares, Inc.	50	1,378

www.bridgeway.com	67

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
	Middleburg Financial Corp.	50	$713
	Oriental Financial Group, Inc.	350	4,372
	Sandy Spring Bancorp, Inc.	200	3,686
	Sterling Bancorp	200	2,094
	SY Bancorp, Inc.	100	2,455
	TowneBank	200	3,178

			38,998

Commercial Services & Supplies - 1.17%
	A.T. Cross Co., Class A*	100	965
	Alexco Resource Corp.*	450	3,686
	CECO Environmental Corp.*	100	596
	Geo Group, Inc., (The)*	500	12,330
	Industrial Services of America, Inc.*	50	612
	Interface, Inc., Class A	500	7,825
	Intersections, Inc.	150	1,569
	Multi-Color Corp.	100	1,946

			29,529

Communications Equipment - 2.15%
	ADTRAN, Inc.	500	18,105
	Alliance Fiber Optic Products, Inc.*	50	784
	Ixia*	550	9,229
	Numerex Corp., Class A*	100	897
	RADWARE, Ltd.*	150	5,626
	SeaChange International, Inc.*	250	2,138
	Silicom Ltd.*	50	931
	Tollgrade Communications, Inc.*	100	928
	Viasat, Inc.*	350	15,544

			54,182

Construction & Engineering - 0.08%
	Furmanite Corp.*	300	2,073

Consumer Finance - 0.46%
	CompuCredit Holdings Corp.*	300	2,094
	Nelnet, Inc., Class A	400	9,476

			11,570

Containers & Packaging - 0.22%
	Boise, Inc.	700	5,551

Diversified Consumer Services - 0.90%
	Carriage Services, Inc.*	150	728
	Coinstar, Inc.*+	250	14,110

Industry	Company	Shares	Value

Diversified Consumer Services (continued)
	Collectors Universe	50	$695
	CPI Corp.	50	1,128
	Pre-Paid Legal Services, Inc.*	100	6,025

			22,686

Diversified Financial Services - 1.14%
	Asta Funding, Inc.	100	810
	Compass Diversified Holdings	350	6,192
	MarketAxess Holdings, Inc.	250	5,202
	NewStar Financial, Inc.*	400	4,228
	Portfolio Recovery Associates, Inc.*+	150	11,280
	Resource America, Inc., Class A	150	1,028

			28,740

Diversified Telecommunication Services - 0.68%
	Alaska Communications
	Systems Group, Inc.+	350	3,885
	General Communication, Inc., Class A*	400	5,064
	IDT Corp., Class B	200	5,130
	Radcom, Ltd.*	50	547
	Vocaltec Communications, Ltd.*	100	2,493

			17,119

Electric Utilities - 3.55%
	Allete, Inc.	150	5,589
	Cleco Corp.	500	15,380
	El Paso Electric Co.*	350	9,636
	Empire District Electric Co. (The)	350	7,770
	Hawaiian Electric Industries, Inc.	750	17,092
	IDACORP, Inc.	400	14,792
	MGE Energy, Inc.	200	8,552
	Unisource Energy Corp.	300	10,752

			89,563

Electrical Equipment - 2.23%
	AZZ, Inc.	100	4,001
	EnerSys*	400	12,848
	Franklin Electric Co., Inc.	200	7,784
	II-VI, Inc.*	250	11,590
	Polypore International, Inc.*	350	14,255
	Vicor Corp.	350	5,740

			56,218

68	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Electronic Equipment, Instruments & Components - 2.03%
	Coherent, Inc.*	200	$9,028
	Daktronics, Inc.	350	5,572
	DDi Corp.	150	1,764
	DTS, Inc.*	150	7,357
	Kemet Corp.*	200	2,916
	LeCroy Corp.*	150	1,476
	Measurement Specialties, Inc.*	100	2,935
	Power-One, Inc.*+	850	8,670
	RadiSys Corp.*	200	1,780
	Universal Display Corp.*	300	9,195
	Wayside Technology Group, Inc.	50	563

			51,256

Energy Equipment & Services - 0.99%
	Lufkin Industries, Inc.	250	15,598
	Newpark Resources, Inc.*	700	4,312
	OYO Geospace Corp.*	50	4,955

			24,865

Food & Staples Retailing - 2.26%
	Andersons, Inc. (The)	150	5,452
	Casey’s General Stores, Inc.	300	12,753
	Pricesmart, Inc.	250	9,508
	Ruddick Corp.	400	14,736
	United Natural Foods, Inc.*	400	14,672

			57,121

Food Products - 1.87%
	B&G Foods, Inc.	400	5,492
	Cagle’s, Inc., Class A*	50	426
	Diamond Foods, Inc.+	150	7,977
	Fresh Del Monte Produce, Inc.	500	12,475
	Hain Celestial Group, Inc. (The)*	350	9,471
	Omega Protein Corp.*	150	1,215
	SunOpta, Inc.*	500	3,910
	Zhongpin, Inc.*	300	6,120

			47,086

Gas Utilities - 2.73%
	Chesapeake Utilities Corp.	100	4,152
	New Jersey Resources Corp.	350	15,088
	Northwest Natural Gas Co.	200	9,294
	South Jersey Industries, Inc.	250	13,205

Industry	Company	Shares	Value

Gas Utilities (continued)
	Southwest Gas Corp.	350	$12,835
	WGL Holdings, Inc.	400	14,308

			68,882

Health Care Equipment & Supplies - 1.57%
	Delcath Systems, Inc.*+	350	3,430
	DexCom, Inc.*	500	6,825
	HeartWare International, Inc.*	100	8,757
	LeMaitre Vascular, Inc.*	100	677
	Neogen Corp.*	200	8,206
	NxStage Medical, Inc.*	400	9,952
	Vascular Solutions, Inc.*	150	1,758

			39,605

Health Care Providers & Services - 1.83%
	Healthspring, Inc.*	450	11,938
	HMS Holdings Corp.*	240	15,545
	MWI Veterinary Supply, Inc.*	100	6,315
	Universal American Corp.	600	12,270

			46,068

Health Care Technology - 0.05%
	HealthStream, Inc.*	150	1,206

Hotels, Restaurants & Leisure - 3.11%
	BJ’s Restaurants, Inc.*	200	7,086
	Cracker Barrel Old Country Store, Inc.	200	10,954
	DineEquity, Inc.*	150	7,407
	Domino’s Pizza, Inc.*	500	7,975
	Famous Dave’s of America, Inc.*	50	557
	Gaylord Entertainment Co.*	400	14,376
	Krispy Kreme Doughnuts, Inc.*	550	3,839
	Life Time Fitness, Inc.*+	350	14,346
	Luby’s, Inc.*	200	1,254
	Monarch Casino & Resort, Inc.*	150	1,875
	Morgans Hotel Group Co.*	250	2,268
	Ruby Tuesday, Inc.*	500	6,530

			78,467

Household Durables - 0.11%
	Kid Brands, Inc.*	150	1,282
	Lifetime Brands, Inc.*	100	1,404

			2,686

www.bridgeway.com	69

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Household Products - 0.28%
	Oil-Dri Corp. of America	50	$1,074
	WD-40 Co.	150	6,042

			7,116

Insurance - 4.38%
	American Safety Insurance Holdings, Ltd.*	100	2,138
	Eastern Insurance Holdings, Inc.	50	595
	Employers Holdings, Inc.	300	5,244
	Enstar Group, Ltd.*	100	8,458
	FBL Financial Group, Inc., Class A	250	7,168
	FPIC Insurance Group, Inc.*	50	1,848
	Global Indemnity PLC*	350	7,157
	Horace Mann Educators Corp.	300	5,412
	Infinity Property & Casualty Corp.	100	6,180
	Kansas City Life Insurance Co.	100	3,303
	Maiden Holdings, Ltd.	550	4,323
	MBIA, Inc.*+	1,700	20,383
	Meadowbrook Insurance Group, Inc.	400	4,100
	OneBeacon Insurance Group, Ltd., Class A	750	11,370
	Platinum Underwriters Holdings, Ltd.	300	13,491
	Safety Insurance Group, Inc.	100	4,757
	United Fire & Casualty Co.	200	4,464

			110,391

Internet & Catalog Retail - 0.91%
	HSN, Inc.*	450	13,788
	Shutterfly, Inc.*	200	7,006
	US Auto Parts Network, Inc.*	250	2,100

			22,894

Internet Software & Services - 1.97%
	Ancestry.com, Inc.*	350	9,912
	comScore, Inc.*	250	5,578
	Insweb Corp.*	50	412
	LogMeln, Inc.*	200	8,868
	OpenTable, Inc.*	190	13,391
	RADVision, Ltd.*	150	1,345
	Stamps.com, Inc.	100	1,325
	Support.com, Inc.*	400	2,592
	Travelzoo, Inc.*+	150	6,183

			49,606

Industry	Company	Shares	Value

IT Services - 1.98%
	iGate Corp.	450	$8,870
	Lionbridge Technologies, Inc.*	500	1,845
	Sapient Corp.	1,100	13,310
	SRA International, Inc., Class A*	450	9,203
	Syntel, Inc.	350	16,726

			49,954
Leisure Equipment & Products - 0.83%
	Brunswick Corp.	700	13,118
	Clarus Corp.*	150	1,186
	Jakks Pacific, Inc.*	200	3,644
	Sturm Ruger & Co., Inc.	150	2,294
	Summer Infant, Inc.*	100	758

			21,000

Life Sciences Tools & Services - 0.27%
	Medtox Scientific, Inc.	50	655
	Nordion, Inc.*	550	6,264

			6,919

Machinery - 3.83%
	ArvinMeritor, Inc.*	750	15,390
	China Yuchai International, Ltd.	300	9,507
	Commercial Vehicle Group, Inc.*	250	4,063
	FreightCar America, Inc.	100	2,894
	Greenbrier Cos., Inc.*	150	3,148
	Middleby Corp.*	150	12,663
	NN, Inc.*	150	1,854
	Sauer-Danfoss, Inc.*	400	11,300
	Tennant Co.	150	5,762
	Toro Co. (The)	250	15,410
	TriMas Corp.*	250	5,115
	Twin Disc, Inc.	100	2,986
	Westport Innovations, Inc.*	350	6,482

			96,574

Media - 0.91%
	Ascent Media Corp., Class A*	100	3,876
	Ballantyne Strong, Inc.*	100	777
	Fisher Communications, Inc.*	50	1,090
	Insignia Systems, Inc.*	150	980
	MDC Partners, Inc., Class A	250	4,318
	National CineMedia, Inc.	450	8,959

70	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Media (continued)
	Rentrak Corp.*	100	$3,016

			23,016

Metals & Mining - 5.21%
	A.M. Castle & Co.*	200	3,682
	Aurizon Mines, Ltd.*	1,300	9,516
	Brush Engineered Materials, Inc.*	150	5,796
	Fronteer Gold, Inc.*	950	11,143
	Globe Specialty Metals, Inc.	600	10,254
	Gold Resource Corp.	400	11,760
	Golden Star Resources, Ltd.*	2,050	9,409
	MAG Silver Corp.*	450	5,598
	Nevsun Resources, Ltd.*	1,550	11,672
	Puda Coal, Inc.*+	150	2,138
	Silvercorp Metals, Inc.	1,300	16,679
	Stillwater Mining Co.*	800	17,080
	Tanzanian Royalty Exploration Corp.*	750	5,475
	Universal Stainless & Alloy*	50	1,564
	US Gold Corp.*	1,050	8,474
	WHX Corp.*	100	1,298

			131,538

Multiline Retail - 0.55%
	Saks, Inc.*	1,300	13,910

Multi-Utilities - 1.39%
	Avista Corp.	450	10,134
	Black Hills Corp.	300	9,000
	CH Energy Group, Inc.	150	7,333
	NorthWestern Corp.	300	8,649

			35,116

Oil, Gas & Consumable Fuels - 4.31%
	Apco Oil & Gas International, Inc.+	250	14,375
	Clayton Williams Energy, Inc.*	100	8,397
	Enbridge Energy Management LLC*	152	9,705
	GeoResources, Inc.*	150	3,332
	Harvest Natural Resources, Inc.*	250	3,042
	International Coal Group, Inc.*	1,600	12,384
	Knightsbridge Tankers, Ltd.+	200	4,454
	L&L Energy, Inc.*	250	2,700
	Northern Oil & Gas, Inc.*	400	10,884
	Petroleum Development Corp.*	200	8,442

Industry	Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
	Ship Finance International, Ltd.	650	$13,988
	Teekay Tankers, Ltd., Class A+	400	4,936
	Transglobe Energy Corp.*	550	8,784
	Vaalco Energy, Inc.*	450	3,222

			108,645

Paper & Forest Products - 0.42%
	Clearwater Paper Corp.*	100	7,830
	Mercer International, Inc.*+	350	2,712

			10,542

Personal Products - 0.63%
	Inter Parfums, Inc.	250	4,712
	Medifast, Inc.*	100	2,888
	Schiff Nutrition International, Inc.	200	1,816
	USANA Health Sciences, Inc.*	150	6,518

			15,934

Pharmaceuticals - 1.23%
	Medicis Pharmaceutical Corp., Class A	500	13,395
	Questcor Pharmaceuticals, Inc.*	500	7,365
	Viropharma, Inc.*	600	10,392

			31,152

Professional Services - 0.59%
	Acacia Research - Acacia Technologies*	300	7,782
	Advisory Board Co. (The)*	150	7,144

			14,926

Real Estate Investment Trusts (REITs) - 10.84%
	Acadia Realty Trust	550	10,032
	Agree Realty Corp.	100	2,619
	Ashford Hospitality Trust, Inc.*	400	3,860
	Associated Estates Realty Corp.	350	5,352
	Colonial Properties Trust	600	10,830
	DiamondRock Hospitality Co.*	1,250	15,000
	DuPont Fabros Technology, Inc.+	500	10,635
	Education Realty Trust, Inc.	450	3,496
	Equity Lifestyle Properties, Inc.	250	13,982

www.bridgeway.com	71

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (REITs) (continued)
	Extra Space Storage, Inc.	700	$12,180
	First Potomac Realty Trust	400	6,728
	Getty Realty Corp.+	250	7,820
	Gladstone Commercial Corp.	50	942
	Glimcher Realty Trust	700	5,880
	Government Properties Income Trust	300	8,037
	Healthcare Realty Trust, Inc.	500	10,585
	Hersha Hospitality Trust	1,350	8,910
	Home Properties, Inc.+	300	16,647
	Lexington Realty Trust+	1,050	8,348
	Medical Properties Trust, Inc.	900	9,747
	National Health Investors, Inc.	200	9,004
	Pennsylvania Real Estate Investment Trust+	450	6,539
	Post Properties, Inc.	400	14,520
	PS Business Parks, Inc.	200	11,144
	Ramco-Gershenson Properties Trust	300	3,735
	Saul Centers, Inc.	150	7,102
	Sovran Self Storage, Inc.	200	7,362
	Sun Communities, Inc.+	150	4,996
	Tanger Factory Outlet Centers	300	15,357
	Urstadt Biddle Properties, Inc., Class A	200	3,890
	Washington Real Estate Investment Trust+	500	15,495
	Winthrop Realty Trust	200	2,558

			273,332

Road & Rail - 1.91%
	Amerco, Inc.*	150	14,406
	Covenant Transportation Group, Inc., Class A*	100	972
	Genesee & Wyoming, Inc., Class A*	350	18,532
	Old Dominion Freight Line, Inc.*	450	14,396

			48,306

Semiconductors & Semiconductor Equipment - 4.42%
	Applied Micro Circuits Corp.*	500	5,340
	AXT, Inc.*	250	2,610
	Cirrus Logic, Inc.*+	550	8,789
	Entropic Communications, Inc.*+	650	7,852

Industry	Company	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
	EZchip Semiconductor, Ltd.*	200	$5,620
	GSI Technology, Inc.*	200	1,620
	GT Solar International, Inc.*+	1,200	10,944
	IXYS Corp*	250	2,905
	MIPS Technologies, Inc.*	400	6,064
	Omnivision Technologies, Inc.*	450	13,325
	QuickLogic Corp.*	300	1,911
	RF Micro Devices, Inc.*	2,800	20,580
	Rubicon Technology, Inc.*	200	4,216
	Semtech Corp.*	500	11,320
	Silicon Image, Inc.*	600	4,410
	Ultratech, Inc.*	200	3,976

			111,482

Software - 2.78%
	Advent Software, Inc.*+	200	11,584
	Allot Communications, Ltd.*	200	2,328
	DemandTec, Inc.*	250	2,710
	Digimarc Corp.*	50	1,500
	Ebix, Inc.*	300	7,101
	Lawson Software, Inc.*	1,300	12,025
	Netscout Systems, Inc.*	350	8,054
	Opnet Technologies, Inc.	150	4,016
	Radiant Systems, Inc.*	300	5,871
	Sonic Foundry, Inc.*	50	694
	Taleo Corp., Class A*	300	8,295
	VirnetX Holding Corp.+	400	5,940

			70,118

Specialty Retail - 1.15%
	Cost Plus, Inc.*	200	1,940
	Hastings Entertainment, Inc.*	50	306
	Hibbett Sports, Inc.*	250	9,225
	Jos. A. Bank Clothiers, Inc.*	200	8,064
	Monro Muffler Brake, Inc.	225	7,783
	Winmark Corp.	50	1,682

			29,000

Textiles, Apparel & Luxury Goods - 1.79%
	Crocs, Inc.*	700	11,984
	Iconix Brand Group, Inc.*	600	11,586
	K-Swiss, Inc., Class A*	300	3,741
	LJ International, Inc.*+	250	972
	Maidenform Brands, Inc.*	200	4,754
	R.G. Barry Corp.	100	1,112
	Steven Madden, Ltd.*	200	8,344

72	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods (continued)
	Unifi, Inc.*	150	$2,540

			45,033

Thrifts & Mortgage Finance - 0.35%
	Abington Bancorp, Inc.	150	1,790
	Federal Agricultural Mortgage Corp., Class C+	100	1,632
	First Pactrust Bancorp, Inc.	50	663
	Meridian Interstate Bancorp, Inc.*	200	2,358
	WSFS Financial Corp.	50	2,372

			8,815

Trading Companies & Distributors - 1.99%
	Applied Industrial Technologies, Inc.	350	11,368
	CAI International, Inc.*	150	2,940
	DXP Enterprises, Inc.*	100	2,400
	TAL International Group, Inc.	250	7,718
	Textainer Group Holdings, Ltd.	400	11,396
	Titan Machinery, Inc.*	150	2,895
	United Rentals, Inc.*	500	11,375

			50,092

Water Utilities - 0.07%
	York Water Co.	100	1,729

Wireless Telecommunication Services - 0.14%
	USA Mobility, Inc.	200	3,554

TOTAL COMMON STOCKS - 98.92%			2,494,945

(Cost $2,287,246)

EXCHANGE TRADED FUND - 1.29%
	iShares Russell 2000 Index Fund	415	32,466

TOTAL EXCHANGE TRADED FUND - 1.29%			32,466

(Cost $32,064)

TOTAL INVESTMENTS - 100.21%			$2,527,411
(Cost $2,319,310)
Liabilities in Excess of Other Assets - (0.21%)			(5,245)

NET ASSETS - 100.00%			$2,522,166

*   Non-income producing security.

+  This security or a portion of the security is out on loan at December 31, 2010. Total loaned securities had a market value of $249,233 at December 31, 2010.

LLC - Limited Liability Company

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Market Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common
Stocks	$2,494,945	$—	$—	$2,494,945
Exchange-Traded
Fund	32,466	—	—	32,466

TOTAL	$2,527,411	$—	$—	$2,527,411

See Notes to Financial Statements.

www.bridgeway.com	73

Small-Cap Growth Fund MANAGER’S COMMENTARY

(Unaudited)

December 31, 2010

Dear Fellow Small-Cap Growth Fund Shareholder,

For the December 2010 quarter, Small-Cap Growth Fund ended the year with a return of 9.99%, significantly lagging its primary market benchmark, the Russell 2000 Growth Index (+17.11%) and its peer benchmark, the Lipper Small-Cap Growth Funds Index (+15.57%). It was a very poor quarter on a relative basis.

For the six-month “semi-annual” period ending December 31, 2010, our Fund jumped 20.82%, still heavily underperforming its benchmarks, the Russell 2000 Growth Index (+32.14%) and the Lipper Small-Cap Growth Funds Index (+30.12%). The equity markets as a whole rebounded nicely from a summer slump in the September through December timeframe, as investors were rewarded for their patience through the sovereign debt crisis. Our Fund’s relative returns were held back by some relatively poor picks among Information Technology Stocks, as described in the quarterly report below. The results for the quarter and semi-annual period were particularly disappointing given that our models performed well by some fundamental economic measures; the percentage of our companies beating Wall Street estimates was much stronger than that of our primary market benchmark. We have not been rewarded for this part of our models’ performance over the last year.

For the calendar year, Small-Cap Growth Fund returned 11.77%, significantly underperforming its primary market benchmark, the Russell 2000 Growth Index (+29.09%) and its peer benchmark, the Lipper Small-Cap Growth Funds Index (+26.08%). The last time our inception-to-date performance was above that of our primary market benchmark was just before the recession, at the end of the June quarter in 2008. We have quite a bit of catch-up to do now.

The table below presents our December quarter, six-month, one-year, five-year, and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/10 to 12/31/10	6 Month 7/1/10 to 12/31/10	1 Year 1/1/10 to 12/31/10	5 Year 1/1/06 to 12/31/10	Life-to-Date 10/31/03 to 12/31/10

Small-Cap Growth Fund	9.99%	20.82%	11.77%	-3.94%	1.45%
Russell 2000 Growth Index	17.11%	32.14%	29.09%	5.30%	6.76%
Lipper Small-Cap Growth Funds Index	15.57%	30.12%	26.08%	3.92%	5.36%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The Russell 2000 Growth Index is an unmanaged index that consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2010, Small-Cap Growth Fund ranked 490th of 499 small-cap growth funds for the twelve-month period ended December 31, 2010, 385th of 386 over the last five years and 313th of 318 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

74	Semi-Annual Report | December 31, 2010 (Unaudited)

Small-Cap Growth Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Small-Cap Growth Fund vs. Russell 2000 Growth Index & Lipper Small-Cap Growth Funds Index

from Inception 10/31/03 to 12/31/10

Detailed Explanation of Quarterly Performance

The Short Version: In spite of some strongly performing companies across a number of industries, the damage done by some of our Information Technology companies significantly held back our quarterly performance.

All in all, the December quarter was a nice period for stocks across most industries; seven different sectors were represented on the top ten contributors list. Of note, three consumer-related companies highlighted the list as enhanced retail activity contributed to a nice holiday season. These three holdings combined to add over a percent-and-a-half to the Fund’s return. Industrials and Financials were also well-represented with two holdings from both sectors making the list.

These are the Fund’s ten best-contributing stocks for the quarter ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Boston Beer Co., Inc.	Beverages	0.9%
2	TriMas Corp.	Machinery	0.6%
3	L&L Energy, Inc.	Oil, Gas & Consumable Fuels	0.5%
4	Crocs, Inc.	Textiles, Apparel & Luxury Goods	0.5%
5	Virtus Investment Partners, Inc.	Capital Markets	0.5%
6	Altra Holdings, Inc.	Machinery	0.4%
7	Ezcorp, Inc.	Consumer Finance	0.4%
8	Brush Engineered Materials, Inc.	Metals & Mining	0.4%
9	Lattice Semiconductor Corp.	Semiconductors & Semiconductor Equipment	0.4%
10	American Axle & Manufacturing Holdings, Inc.	Auto Components	0.4%

Though bank lending activity has picked up for institutions and well-to-do consumers, many individuals still have trouble accessing needed funds. Ezcorp provides short-term financing to individuals through pawn loans, payday loans, title loans, and other credit services. The company has seen its business pick up in the aftermath of the credit crisis. In its recent quarter, earnings jumped by one-third on 20% revenue growth. Management also offered an above-average forecast for the full year. In 2010, Ezcorp was in expansion mode as 127 new stores were opened throughout North America. Its stock soared over 30% during the three-month period and contributed just less than half a percent to the Fund’s return.

www.bridgeway.com	75

Small-Cap Growth Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Information Technology companies hurt the most this past quarter as six related holdings were among the Fund’s poorest performers. In certain cases, corporations have limited technology purchases in order to keep costs in check and make earnings look stronger. The delayed activity has hindered IT companies, many of which are still expecting a major surge in upgrades, but continue to wait out the economic uncertainty for another quarter or two (and hopefully not much longer). The six IT holdings on the worst contributors list cost the Fund over a percent-and-a-half in return.

These are the Fund’s ten worst-contributing stocks for the quarter ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Nanometrics, Inc.	Semiconductors & Semiconductor Equipment	-0.4%
2	Newpark Resources, Inc.	Energy Equipment & Services	-0.3%
3	EnerNOC, Inc.	Commercial Services & Supplies	-0.3%
4	Integrated Silicon Solution, Inc.	Semiconductors & Semiconductor Equipment	-0.3%
5	Corinthian Colleges, Inc.	Diversified Consumer Services	-0.3%
6	Lionbridge Technologies, Inc.	IT Services	-0.3%
7	Cirrus Logic, Inc.	Semiconductors & Semiconductor Equipment	-0.2%
8	99 Cents Only Stores	Multiline Retail	-0.2%
9	Insight Enterprises, Inc.	Electronic Equip., Instruments & Components	-0.2%
10	Checkpoint Systems, Inc.	Electronic Equip., Instruments & Components	-0.2%

Newpark Resources battles the big boys (i.e. Schlumberger and Halliburton) in providing various management, disposal, and well preparation services to the exploration and production industry. In October, the company posted a disappointing quarterly earnings report, and its stock plummeted about 30% on the news. While Newpark has touted its water-based drilling systems, the recent report showed weaker-than-anticipated demand. For the quarter, Newpark dropped 25% and cost the Fund over a quarter percent in return.

Detailed Explanation of Calendar Year Performance

The Short Version: Consumer stocks highlighted both the best and worst contributors lists.

The calendar year could be deemed “the return of the consumer” as retailers reported their best holiday season since the beginning of the economic downturn. Three consumer discretionary companies and one consumer staple highlighted the list of top-ten contributing stocks; combined, they contributed about four percent to the overall return of the Fund. Interestingly, three IT stocks made the list for 2010; our models detected certain winners despite other challenges in the sector, as described below.

These are the Fund’s ten best-contributing stocks for the calendar year ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Boston Beer Co., Inc.	Beverages	1.3%
2	Cirrus Logic, Inc.	Semiconductors & Semiconductor Equipment	1.3%
3	Odyssey HealthCare, Inc.	Health Care Providers & Services	1.2%
4	Destination Maternity Corp.	Specialty Retail	1.1%
5	Polypore International, Inc.	Electrical Equipment	1.0%
6	Cognizant Technology Solutions Corp.	IT Services	1.0%
7	TriMas Corp.	Machinery	0.9%
8	Jos. A. Bank Clothiers, Inc.	Specialty Retail	0.9%
9	Acme Packet, Inc.	Communications Equipment	0.8%
10	Crocs, Inc.	Textiles, Apparel & Luxury Goods	0.8%

While new and improved GM gets back on track, it is ramping up production of the “car-of-the-future,” the battery operated Volt. Polypore International provides products and processes for energy storage, specifically found in lithium and lead-acid batteries often used in electric-drive vehicles. In December, a major analyst upgraded Polypore’s stock to “outperform”

76	Semi-Annual Report | December 31, 2010 (Unaudited)

Small-Cap Growth Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

because of the growth opportunities in electric cars like the Volt. Company earnings have consistently beaten expectations; the stock soared throughout the year and hit a 52-week high in December. Still, analysts remain quite positive with seven out of 10 who cover the company rating Polypor either “strong buy” or “buy”. The holding tripled in value during the 12-month period and contributed almost a percent in return.

Despite the surge in retail activity late in the year, three non-retail consumer discretionary companies, Corinthian Colleges, Culp Inc., and Lincoln Educational Services, were on the worst contributors list. Combined, these holdings cost the Fund over two-and-a-half percent in performance. Five other sectors were represented on this list.

These are the Fund’s ten worst-contributing stocks for the calendar year ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Corinthian Colleges, Inc.	Diversified Consumer Services	-1.3%
2	Telestone Technologies Corp.	Communications Equipment	-0.9%
3	Gleacher & Co, Inc.	Capital Markets	-0.9%
4	American Superconductor Corp.	Electrical Equipment	-0.8%
5	Culp, Inc.	Textiles, Apparel & Luxury Goods	-0.7%
6	Unisys Corp.	IT Services	-0.7%
7	VSE Corp.	Professional Services	-0.7%
8	Orient Paper, Inc.	Paper & Forest Products	-0.7%
9	Lincoln Educational Services Corp.	Diversified Consumer Services	-0.7%
10	Almost Family, Inc.	Health Care Providers & Services	-0.6%

While corporate earnings season has been met with positive investor reaction since mid-2009, many analysts have claimed that the stellar quarters have been the result of significant cost-cutting measures that may not be sustainable. Technology companies like Unisys have struggled as companies slash IT budgets in an attempt to make their bottom lines look better to investors and analysts. In its most recent quarter, Unisys reported a 54% profit decline on weak server sales; investors reacted accordingly. Its stock fell almost 20% in one day and dropped over 30% for calendar year 2010. Earlier in the year, the multinational company suffered from negative economic developments in Venezuela. Unisys cost the Fund just under three-quarters-of-a-percent in return and was among the worst contributors to its overall performance.

Top Ten Holdings as of December 31, 2010

Four of the Fund’s top contributors for the December 2010 quarter were also among the largest holdings at the end of the calendar year (Trimas, Boston Beer, Crocs, L&L Energy). The Fund was broadly diversified, as no single stock accounted for greater than 2.5% of the net assets. The ten largest positions represented less than 25% of the total assets of the Fund.

Rank	Description	Industry	% of Net Assets
1	Nanometrics, Inc.	Semiconductors & Semiconductor Equipment	2.5%
2	Destination Maternity Corp.	Specialty Retail	2.4%
3	Cirrus Logic, Inc.	Semiconductors & Semiconductor Equipment	2.3%
4	Invacare Corp.	Health Care Equipment & Suppliers	2.2%
5	TriMas Corp.	Machinery	2.1%
6	RPC, Inc.	Energy Equipment & Services	2.1%
7	Boston Beer Co., Inc.	Beverages	2.1%
8	Crocs, Inc.	Textiles, Apparel & Luxury Goods	2.0%
9	L&L Energy, Inc.	Oil, Gas & Consumable Fuels	2.0%
10	TriQuint Semiconductor, Inc.	Semiconductors & Semiconductor Equipment	1.9%
	Total		21.6%

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Small-Cap Growth Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2010

At almost twenty-five percent of the Fund’s net assets, Information Technology is our largest sector exposure. This was a sector that underperformed during the period. With the exception of our underweighting in Health Care stocks, our sector representation is closer than usual to that of the Russell 2000 Growth Index.

	% of Net Assets	% of Russell 2000 Growth Index	Difference
Consumer Discretionary	19.5%	17.2%	2.3%
Consumer Staples	3.9%	2.9%	1.0%
Energy	4.1%	5.0%	-0.9%
Financials	5.7%	4.8%	0.9%
Health Care	14.6%	18.9%	-4.3%
Industrials	17.3%	17.2%	0.1%
Information Technology	24.9%	27.5%	-2.6%
Materials	6.0%	5.0%	1.0%
Telecommunication Services	3.2%	1.4%	1.8%
Utilities	0.0%	0.1%	-0.1%
Cash & Other Assets	0.8%	0.0%	0.8%
Total	100.0%	100.0%
Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2010, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

78	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Small-Cap Growth Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 99.45%
Air Freight & Logistics - 1.03%
	Park-Ohio Holdings Corp.*	24,600	$514,386

Airlines - 1.35%
	Alaska Air Group, Inc.*	11,900	674,611

Auto Components - 2.24%
	American Axle & Manufacturing Holdings, Inc.*	47,100	605,706
	Tenneco, Inc.*	12,400	510,384

			1,116,090

Beverages - 2.08%
	Boston Beer Co., Inc., Class A*	10,900	1,036,481

Capital Markets - 1.63%
	Virtus Investment Partners, Inc.*	17,900	812,123

Chemicals - 3.53%
	Arch Chemicals, Inc.	15,900	603,087
	Ferro Corp.*	41,700	610,488
	KMG Chemicals, Inc.	33,000	546,810

			1,760,385

Commercial Banks - 1.22%
	Southside Bancshares, Inc.	28,957	610,124

Commercial Services & Supplies - 3.42%
	Consolidated Graphics, Inc.*	14,500	702,235
	Deluxe Corp.	22,900	527,158
	EnerNOC, Inc.*+	20,000	478,200

			1,707,593

Communications Equipment - 3.61%
	Digi International, Inc.*	62,700	695,970
	Finisar Corp.*+	20,400	605,676
	Hughes Communications, Inc.*	12,300	497,412

			1,799,058

Construction & Engineering - 1.32%
	Great Lakes Dredge & Dock Corp.	89,400	658,878

Consumer Finance - 2.88%
	Cardtronics, Inc.*	35,800	633,660
	Ezcorp, Inc., Class A*	29,500	800,335

			1,433,995

Industry	Company	Shares	Value

Containers & Packaging - 0.99%
	Rock-Tenn Co., Class A	9,200	$496,340

Diversified Consumer Services - 0.92%
	Corinthian Colleges, Inc.*+	88,200	459,522

Diversified Telecommunication Services - 2.27%
	Alaska Communications Systems Group, Inc.+	51,700	573,870
	Vonage Holdings Corp.*	248,300	556,192

			1,130,062

Electrical Equipment - 2.25%
	American Superconductor Corp.*+	17,600	503,184
	Polypore International, Inc.*	15,200	619,096

			1,122,280

Electronic Equipment, Instruments & Components - 7.26%
	Daktronics, Inc.	33,800	538,096
	Insight Enterprises, Inc.*	33,700	443,492
	OSI Systems, Inc.*	16,300	592,668
	Power-One, Inc.*+	77,800	793,560
	Richardson Electronics, Ltd.	60,900	711,921
	Sanmina-SCI Corp.*	47,100	540,708

			3,620,445

Energy Equipment & Services - 2.12%
	RPC, Inc.+	58,350	1,057,302

Food & Staples Retailing - 0.98%
	Ruddick Corp.	13,300	489,972

Health Care Equipment & Supplies - 4.93%
	Align Technology, Inc.*	39,000	762,060
	Analogic Corp.	12,000	594,120
	Invacare Corp.	36,500	1,100,840

			2,457,020

Health Care Providers & Services - 8.68%
	AMERIGROUP Corp.*#	11,700	513,864
	Corvel Corp.*	18,500	894,475
	Ensign Group, Inc. (The)	14,300	355,641
	Gentiva Health Services, Inc.*	20,600	547,960
	Metropolitan Health Networks, Inc.*	129,900	580,653
	MWI Veterinary Supply, Inc.*	9,500	599,925
	Providence Service Corp. (The)*	52,100	837,247

			4,329,765

www.bridgeway.com	79

Bridgeway Small-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure - 1.40%
	Peet’s Coffee & Tea, Inc.*+	16,700	$697,058

IT Services - 4.14%
	Cognizant Technology Solutions Corp., Class A*	8,080	592,183
	Lionbridge Technologies, Inc.*	199,500	736,155
	Unisys Corp.*	28,500	737,865

			2,066,203

Machinery - 6.62%
	Altra Holdings, Inc.*	40,700	808,302
	NACCO Industries, Inc., Class A	6,700	726,079
	Sauer-Danfoss, Inc.*	24,600	694,950
	TriMas Corp.*	52,500	1,074,150

			3,303,481

Media - 2.67%
	Cinemark Holdings, Inc.	34,000	586,160
	Sinclair Broadcast Group, Inc., Class A	90,900	743,562

			1,329,722

Metals & Mining - 1.50%
	Brush Engineered Materials, Inc.*	19,400	749,616

Multiline Retail - 2.30%
	99 Cents Only Stores*	42,000	669,480
	Bon-Ton Stores, Inc. (The)*+	37,700	477,282

			1,146,762

Oil, Gas & Consumable Fuels - 1.96%
	L&L Energy, Inc.*+	90,500	977,400

Personal Products - 0.83%
	Inter Parfums, Inc.	22,000	414,700

Pharmaceuticals - 1.03%
	Medicines Co. (The)*	36,200	511,506

Semiconductors & Semiconductor Equipment - 9.53%
	Cirrus Logic, Inc.*	70,800	1,131,384
	GT Solar International, Inc.*+	56,700	517,104
	Lattice Semiconductor Corp.*	146,100	885,366
	Nanometrics, Inc.*	97,300	1,248,359
	TriQuint Semiconductor, Inc.*	83,000	970,270

			4,752,483

Industry	Company	Shares	Value

Software - 1.43%
	Informatica Corp.*	16,200	$713,286

Specialty Retail - 8.04%
	Destination Maternity Corp.*	31,600	1,198,588
	MarineMax, Inc.*	63,300	591,855
	Monro Muffler Brake, Inc.	25,050	866,480
	Sally Beauty Holdings, Inc.*	48,800	709,064
	Ulta Salon Cosmetics & Fragrance, Inc.*	18,900	642,600

			4,008,587

Textiles, Apparel & Luxury Goods - 1.96%
	Crocs, Inc.*	57,100	977,552

Trading Companies & Distributors - 1.33%
	DXP Enterprises, Inc.*	27,700	664,800

TOTAL COMMON STOCKS - 99.45%			49,599,588

(Cost $42,321,775)

TOTAL INVESTMENTS - 99.45%			$49,599,588
(Cost $42,321,775)
Other Assets in Excess of Liabilities - 0.55%			273,436

NET ASSETS - 100.00%			$49,873,024

*	Non-income producing security.
#	Securities, or a portion thereof, segregated to cover the Fund’s obligation under swap agreements. The total market value of segregated assets is $513,864.
+	This security or a portion of the security is out on loan at December 31, 2010. Total loaned securities had a market value of $7,348,566 at December 31, 2010.

80	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Market Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$49,599,588	$—	$—	$49,599,588

TOTAL	$49,599,588	$—	$—	$49,599,588

Other Financial Instruments**
Swaps	$—	$4,309	$—	$4,309

TOTAL	$—	$4,309	$—	$4,309

**  Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the investment.

See Notes to Financial Statements.

www.bridgeway.com	81

Small-Cap Value Fund MANAGER’S COMMENTARY

(Unaudited) December 31, 2010

Dear Fellow Small-Cap Value Fund Shareholder,

For the December 2010 quarter, Small-Cap Value Fund returned 10.55%, significantly underperforming its primary market benchmark, the Russell 2000 Value Index (+15.36%) and its peer benchmark, the Lipper Small-Cap Value Funds Index (+15.53%). It was a poor quarter despite the double-digit returns, and we are not pleased.

For the six-month “semi-annual” period ending December 31, 2010, our Fund returned 19.91%, lagging its benchmarks as the Russell 2000 Value Index (+26.58%) and the Lipper Small-Cap Value Funds Index (+27.35%) performed quite well. The equity markets as a whole rebounded nicely from a summer slump in the September through December timeframe, as investors were rewarded for their patience through the sovereign debt crisis. Our Fund’s relative returns were held back by poor picks among Information Technology and Industrial stocks, as described in the quarterly best and worst contributors report below. The results for the quarter and semi-annual period were particularly disappointing, given that our models performed well by some fundamental economic measures, such as the percentage of our companies beating Wall Street estimates. In fact, relative to each Fund’s market benchmark, Small-Cap Value Fund was our best performer for the semi-annual period on this measure. Clearly, we have not been rewarded with market beating performance for this part of our models’ success over the last year.

For the calendar year, our Fund was up 16.55%, significantly underperforming both benchmarks, the Russell 2000 Value Index (+24.50%) and the Lipper Small-Cap Value Funds Index (+25.74%).

The table below presents our December quarter, six-month, one-year, five-year, and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/10 to 12/31/10	6 Month 7/1/10 to 12/31/10	1 Year 1/1/10 to 12/31/10	5 Year 1/1/06 to 12/31/10	Life-to-Date 10/31/03 to 12/31/10

Small-Cap Value Fund	10.55%	19.91%	16.55%	-0.58%	4.72%
Russell 2000 Value Index	15.36%	26.58%	24.50%	3.52%	7.12%
Lipper Small-Cap Value Funds Index	15.53%	27.35%	25.74%	4.66%	8.22%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2010, Small-Cap Value Fund ranked 779th of 797 small-cap core funds for the twelve-month period ended December 31, 2010, 537th of 569 over the last five years and 406th of 457 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

82	Semi-Annual Report | December 31, 2010 (Unaudited)

Small-Cap Value Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Small-Cap Value Fund vs. Russell 2000 Value Index & Lipper Small-Cap Value Funds Index from Inception 10/31/03 to 12/31/10

Detailed Explanation of Quarterly Performance

The Short Version: There was considerable diversity on both the best and worst contributors lists for the quarter.

All in all, the December quarter was a nice period for stocks across most industries; six different sectors were represented on the top 10 contributors list. Of note, three financial companies highlighted the list. Combined, they added over a percent-and-a-half to the Fund’s return. Consumer Discretionary companies were also well-represented, with two holdings making the list as enhanced retail activity contributed to a nice holiday season.

These are the Fund’s ten best-contributing stocks for the quarter ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Select Comfort Corp.	Specialty Retail	0.7%
2	Par Pharmaceutical Cos, Inc.	Pharmaceuticals	0.7%
3	Petroleum Development Corp.	Oil, Gas & Consumable Fuels	0.6%
4	World Acceptance Corp.	Consumer Finance	0.6%
5	First Industrial Realty Trust, Inc.	Real Estate Investment Trusts	0.6%
6	IDT Corp.	Diversified Telecommunication Services	0.5%
7	Hercules Offshore, Inc.	Energy Equipment & Services	0.4%
8	Ezcorp, Inc.	Consumer Finance	0.4%
9	TPC Group, Inc.	Chemicals	0.4%
10	Sally Beauty Holdings, Inc.	Specialty Retail	0.3%

Though bank lending activity has picked up for institutions and well-to-do consumers, many individuals still have trouble accessing needed funds. Ezcorp provides short-term financing to individuals through pawn loans, payday loans, title loans, and other credit services. The company has seen its business pick up in the aftermath of the credit crisis. In its recent quarter, earnings jumped by one-third on 20% revenue growth. Management also offered an above-average forecast for the full year. In 2010, Ezcorp was in expansion mode as 127 new stores were opened throughout North America. Its stock soared over 30% during the three-month period and contributed just less than half a percent to the Fund’s return.

Financial companies were a mixed bag this past quarter; three related holdings were among the Fund’s poorest performers. These companies combined to cost the Fund over three-quarters of a percent in return. Six other sectors were represented on this list of poor performers, proving that even in strong quarters, laggards will normally exist in virtually every industry.

www.bridgeway.com	83

Small-Cap Value Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the Fund’s ten worst-contributing stocks for the quarter ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Flagstar Bancorp, Inc.	Thrifts & Mortgage Finance	-0.4%
2	Newpark Resources, Inc.	Energy Equipment & Services	-0.3%
3	Integrated Silicon Solution, Inc.	Semiconductors & Semiconductor Equipment	-0.3%
4	Beneficial Mutual Bancorp, Inc.	Thrifts & Mortgage Finance	-0.2%
5	Vonage Holdings Corp.	Diversified Telecommunication Services	-0.2%
6	Banner Corp.	Commercial Banks	-0.2%
7	Insight Enterprises, Inc.	Electronic Equip., Instruments & Components	-0.2%
8	International Shipholding Corp.	Marine	-0.2%
9	Blyth, Inc.	Household Durables	-0.2%
10	Medicis Pharmaceutical Corp.	Pharmaceuticals	-0.2%

Newpark Resources battles the big boys (i.e. Schlumberger and Halliburton) in providing various management, disposal, and well preparation services to the exploration and production industry. In October, the company posted a disappointing quarterly earnings report, and its stock plummeted about 30% on the news. Such is the reality for a small-cap company that surprises Wall Street (on the negative side). While Newpark has touted its water-based drilling systems, the recent report showed weaker-than-anticipated demand. For the quarter, Newpark dropped 25% and cost the Fund over a quarter percent in return.

Detailed Explanation of Calendar Year Performance

The Short Version: Financials and Health Care stocks made strong showings on the best contributors list, while Information Technology dominated the worst contributors list for the year.

Financial and Health Care companies highlighted the list of top contributors for 2010 with three holdings represented from each sector. While politicos were busy enacting reform measures during the past year, investors apparently perceived some winners (and losers) through the newly enacted legislation. Combined, Financials contributed two-and-a-half percent, while the health care companies added over four percent to the return of the Fund.

These are the Fund’s ten best-contributing stocks for the calendar year ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Polypore International, Inc.	Electrical Equipment	3.1%
2	ev3, Inc.	Health Care Equipment & Supplies	1.9%
3	Healthspring, Inc.	Health Care Providers & Services	1.6%
4	Vonage Holdings Corp.	Diversified Telecommunication Services	1.4%
5	World Acceptance Corp.	Consumer Finance	1.2%
6	Par Pharmaceutical Cos, Inc.	Pharmaceuticals	0.9%
7	Nelnet, Inc.	Consumer Finance	0.7%
8	Meadowbrook Insurance Group, Inc.	Insurance	0.7%
9	Petroleum Development Corp.	Oil, Gas & Consumable Fuels	0.7%
10	IDT Corp.	Diversified Telecommunication Services	0.6%

84	Semi-Annual Report | December 31, 2010 (Unaudited)

Small-Cap Value Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

While new and improved GM gets back on track, it is ramping up production of the “car-of-the-future,” the battery operated Volt. Polypore International provides products and processes for energy storage, specifically found in lithium and lead-acid batteries often used in electric-drive vehicles. In December, a major analyst upgraded Polypore’s stock to “outperform” because of the growth opportunities in electric cars like the Volt. Company earnings have consistently beaten expectations; the stock soared throughout the year and hit a 52-week high in December. Still, analysts remain quite positive, with seven out of 10 who cover the company rating Polypore either “strong buy” or “buy”. The holding soared over 200% in value during the 12-month period and contributed over three percent in return.

Information Technology companies dominated the list of worst contributors as five related holdings were among the top detractors to the performance. Combined they cost the Fund about four percent in return. In certain cases, corporations have limited technology purchases in order to keep costs in check and make earning looks stronger. The delayed activity has hindered IT companies, many of which are still expecting a major surge in upgrades, but continue to wait out the economic uncertainty for another quarter or two (and hopefully not much longer).

These are the Fund’s ten worst-contributing stocks for the calendar year ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Sanmina-SCI Corp.	Auto Components	-1.1%
2	Agilysys, Inc.	IT Services	-0.9%
3	M&F Worldwide Corp.	Commercial Services & Supplies	-0.8%
4	Unisys Corp.	IT Services	-0.7%
5	Super Micro Computer, Inc	Computers & Peripherals	-0.6%
6	Wave Systems Corp.	Software	-0.6%
7	Beneficial Mutual Bancorp, Inc.	Thrifts & Mortgage Finance	-0.4%
8	Gentiva Health Services, Inc.	Health Care Providers & Services	-0.4%
9	Flagstar Bancorp, Inc.	Thrifts & Mortgage Finance	-0.4%
10	Dollar Financial Corp.	Consumer Finance	-0.4%

While corporate earnings season has been met with positive investor reaction since mid-2009, many analysts have claimed that the stellar quarters have been the result of significant cost-cutting measures. Technology companies like Unisys have struggled as companies slash IT budgets in an attempt to make their bottom lines look better to investors and analysts. In its most recent quarter, Unisys reported a 54% profit decline on weak server sales, and investors reacted (negatively) accordingly. Its stock fell almost 20% in one day and dropped over 30% for calendar year 2010. Earlier in the year, the multinational company suffered from negative economic developments in Venezuela. Unisys cost the Fund about three-quarters a percent in return and was among the worst contributors to its overall performance.

Top Ten Holdings as of December 31, 2010

Three of the Fund’s top contributors for the December 2010 quarter were also among the largest holdings at the end of the calendar year (World Acceptance Corp., Petroleum Development Corp., and First Industrial Reality). The Fund was broadly diversified as no single stock accounted for greater than 2.4% of the net assets. The ten largest positions represented just over 20% of the total assets of the Fund.

www.bridgeway.com	85

Small-Cap Value Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Rank	Description	Industry	% of Net Assets
1	Meadowbrook Insurance Group, Inc.	Insurance	2.4%
2	BioMed Realty Trust, Inc.	Real Estate Investment Trusts	2.4%
3	World Acceptance Corp.	Consumer Finance	2.2%
4	Complete Production Services, Inc.	Energy Equipment & Services	2.2%
5	Weingarten Realty Investors	Real Estate Investment Trusts	2.1%
6	Healthspring, Inc.	Health Care Providers & Services	2.1%
7	Cleco Corp.	Electric Utilities	2.0%
8	Petroleum Development Corp.	Oil, Gas & Consumable Fuels	1.8%
9	First Industrial Realty Trust, Inc.	Real Estate Investments Trusts	1.8%
10	Safety Insurance Group, Inc.	Insurance	1.8%
	Total		20.8%

Industry Sector Representation as of December 31, 2010

The Fund’s largest allocation was in Financials, though the percentage still lagged that of its benchmark and many banks and other financial institutions continued to rebound from the recent doldrums. The Fund maintained a smaller allocation to Information Technology, a sector that was mixed in performance as PC and related companies continued to underperform, while mobile devices like smartphones led the way. One under-weighted sector, Industrials, hurt performance through some weak stock picks that underperformed the benchmark.

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	8.0%	9.9%	-1.9%
Consumer Staples	1.8%	2.9%	-1.1%
Energy	9.2%	7.8%	1.4%
Financials	34.1%	37.1%	-3.0%
Health Care	5.9%	5.5%	0.4%
Industrials	12.9%	14.3%	-1.4%
Information Technology	7.9%	9.3%	-1.4%
Materials	10.1%	6.4%	3.7%
Telecommunication Services	4.2%	0.6%	3.6%
Utilities	5.8%	6.2%	-0.4%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2010, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

86	Semi-Annual Report | December 31, 2010 (Unaudited)

Small-Cap Value Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	87

Bridgeway Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 100.05%
Airlines - 3.62%
	Alaska Air Group, Inc.*	22,200	$1,258,518
	Republic Airways Holdings, Inc.*+	157,500	1,152,900
	US Airways Group, Inc.*	132,100	1,322,321

			3,733,739

Beverages - 0.75%
	Craft Brewers Alliance, Inc.*+	104,500	773,300

Capital Markets - 1.75%
	BlackRock Kelso Capital Corp.	124,500	1,376,970
	Prospect Capital Corp.	39,400	425,520

			1,802,490

Chemicals - 6.52%
	Arch Chemicals, Inc.	32,900	1,247,897
	Ferro Corp.*	86,900	1,272,216
	Quaker Chemical Corp.	32,500	1,354,275
	TPC Group, Inc.*	55,300	1,676,696
	Westlake Chemical Corp.	27,000	1,173,690

			6,724,774

Commercial Banks - 3.19%
	Alliance Financial Corp.	27,500	889,625
	City Holding Co.	39,100	1,416,593
	Southwest Bancorp, Inc.*	79,800	989,520

			3,295,738

Commercial Services & Supplies - 2.66%
	M&F Worldwide Corp.*	55,200	1,275,120
	UniFirst Corp.	26,800	1,475,340

			2,750,460

Communications Equipment - 0.61%
	UTStarcom, Inc.*+	305,800	629,948

Construction & Engineering - 2.26%
	Great Lakes Dredge & Dock Corp.	168,600	1,242,582
	MasTec, Inc.*	75,000	1,094,250

			2,336,832

Consumer Finance - 6.16%
	Advance America, Cash Advance Centers, Inc.	217,400	1,226,136
	Ezcorp, Inc., Class A*	62,600	1,698,338
	Nelnet, Inc., Class A	48,900	1,158,441
	World Acceptance Corp.*+	43,000	2,270,400

			6,353,315

Industry	Company	Shares	Value

Containers & Packaging - 1.05%
	Rock-Tenn Co., Class A	20,100	$1,084,395

Diversified Telecommunication Services - 4.17%
	General Communication, Inc., Class A*	121,400	1,536,924
	IDT Corp., Class B	68,200	1,749,330
	Vonage Holdings Corp.*	452,000	1,012,480

			4,298,734

Electric Utilities - 3.27%
	Cleco Corp.	67,700	2,082,452
	El Paso Electric Co.*	46,800	1,288,404

			3,370,856

Electronic Equipment, Instruments & Components - 4.98%
	Insight Enterprises, Inc.*	67,400	886,984
	OSI Systems, Inc.*	33,700	1,225,332
	Power-One, Inc.*+	160,500	1,637,100
	Richardson Electronics, Ltd.	118,600	1,386,434

			5,135,850

Energy Equipment & Services - 5.10%
	Complete Production Services, Inc.*	75,400	2,228,070
	Hercules Offshore, Inc.*	439,100	1,519,286
	Pioneer Drilling Co.*	172,200	1,517,082

			5,264,438

Food & Staples Retailing - 1.03%
	Ruddick Corp.	28,900	1,064,676

Gas Utilities - 0.92%
	Chesapeake Utilities Corp.	22,800	946,656

Health Care Equipment & Supplies - 1.19%
	Analogic Corp.	24,800	1,227,848

Health Care Providers & Services - 2.06%
	Healthspring, Inc.*	80,100	2,125,053

Household Durables - 0.69%
	Blyth, Inc.	20,600	710,288

Insurance - 10.44%
	AmTrust Financial Services, Inc.	67,800	1,186,500
	Employers Holdings, Inc.	89,900	1,571,452
	Harleysville Group, Inc.	35,200	1,293,248
	Infinity Property & Casualty Corp.	22,400	1,384,320
	Meadowbrook Insurance Group, Inc.	239,800	2,457,950

88	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Insurance (continued)
	Safety Insurance Group, Inc.	38,600	$1,836,202
	United Fire & Casualty Co.	46,600	1,040,112

			10,769,784

IT Services - 1.01%
	Unisys Corp.*	40,200	1,040,778

Machinery - 1.41%
	Mueller Industries, Inc.	44,400	1,451,880

Marine - 1.62%
	International Shipholding Corp.	65,649	1,667,485

Media - 3.38%
	Cinemark Holdings, Inc.	60,100	1,036,124
	Sinclair Broadcast Group, Inc., Class A	171,200	1,400,416
	Valassis Communications, Inc.*	32,400	1,048,140

			3,484,680

Metals & Mining - 1.55%
	Kaiser Aluminum Corp.	31,900	1,597,871

Multi-Utilities - 1.68%
	CH Energy Group, Inc.	18,400	899,576
	NorthWestern Corp.	28,841	831,486

			1,731,062

Oil, Gas & Consumable Fuels - 4.07%
	International Coal Group, Inc.*	133,500	1,033,290
	Knightsbridge Tankers, Ltd.	57,800	1,287,206
	Petroleum Development Corp.*	44,400	1,874,124

			4,194,620

Paper & Forest Products - 1.02%
	PH Glatfelter Co.	85,600	1,050,312

Pharmaceuticals - 2.70%
	Medicines Co. (The)*	75,100	1,061,163
	Par Pharmaceutical Cos., Inc.*	44,800	1,725,248

			2,786,411

Real Estate Investment Trusts (REITs) - 9.64%
	BioMed Realty Trust, Inc.	130,400	2,431,960
	First Industrial Realty Trust, Inc.*+	209,700	1,836,972
	MPG Office Trust, Inc.*#	392,700	1,079,925
	Newcastle Investment Corp.*	181,500	1,216,050

Industry	Company	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
	Retail Opportunity Investments Corp.	123,500	$1,223,885
	Weingarten Realty Investors+	90,640	2,153,606

			9,942,398

Road & Rail - 1.46%
	Amerco, Inc.*	15,700	1,507,828

Semiconductors & Semiconductor Equipment - 1.32%
	Photronics, Inc.*	230,300	1,361,073

Specialty Retail - 2.53%
	MarineMax, Inc.*	124,200	1,161,270
	Sally Beauty Holdings, Inc.*	99,600	1,447,188

			2,608,458

Thrifts & Mortgage Finance - 2.94%
	Flagstar Bancorp, Inc.*	536,900	875,147
	Meridian Interstate Bancorp, Inc.*	81,300	958,527
	WSFS Financial Corp.	25,400	1,204,976

			3,038,650

Trading Companies & Distributors - 1.30%
	United Rentals, Inc.*	59,000	1,342,250

TOTAL COMMON STOCKS - 100.05%			103,204,930

(Cost $85,015,819)

TOTAL INVESTMENTS - 100.05%			$103,204,930
(Cost $85,015,819)
Liabilities in Excess of Other Assets - (0.05%)			(56,477)

NET ASSETS - 100.00%			$103,148,453

*	Non-income producing security.
#	Securities, or a portion thereof, segregated to cover the Fund’s obligation under swap agreements. The total market value of segregated assets is $1,079,925.
+	This security or a portion of the security is out on loan at December 31, 2010. Total loaned securities had a market value of $4,917,858 at December 31, 2010.

www.bridgeway.com	89

Bridgeway Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Market Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$103,204,930	$—	$—	$103,204,930

TOTAL	$103,204,930	$—	$—	$103,204,930

Other Financial Instruments**
Swaps	$—	$3,712	$—	$3,712

TOTAL	$—	$3,712	$—	$3,712

**  Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the investment.

See Notes to Financial Statements.

90	Semi-Annual Report | December 31, 2010 (Unaudited)

Large-Cap Growth Fund MANAGER’S COMMENTARY

(Unaudited)

December 31, 2010

Dear Fellow Large-Cap Growth Fund Shareholder,

For the December 2010 quarter, Large-Cap Growth Fund appreciated 10.05%, underperforming our primary market benchmark, the Russell 1000 Growth Index (+11.83%), and our peer benchmark, the Lipper Large-Cap Growth Funds Index (+12.14%). While still up “double-digits,” it was a poor quarter on a relative basis.

For the six-month “semi-annual” period ending December 31, 2010, our Fund jumped 22.82%, but still lagged our benchmarks, the Russell 1000 Growth Index (+26.37%) and the Lipper Large-Cap Growth Funds Index (+26.07%). Our lower turnover stock picking models did not perform up to standard for this period. Consumer Discretionary, Materials, and Health Care stocks lagged the most on a relative basis.

For the calendar year, our Fund was up 13.34%, trailing both our primary market benchmark, the Russell 1000 Growth Index (+16.71%), and our peer benchmark, the Lipper Large-Cap Growth Funds Index (+15.13%).

The table below presents our December quarter, six-month, one-year, five-year, and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/10 to 12/31/10	6 Month 7/1/10 to 12/31/10	1 Year 1/1/10 to 12/31/10	5 Year 1/1/06 to 12/31/10	Life-to-Date 10/31/03 to 12/31/10

Large-Cap Growth Fund	10.05%	22.82%	13.34%	1.10%	3.45%
Russell 1000 Growth Index	11.83%	26.37%	16.71%	3.75%	4.87%
Lipper Large-Cap Growth Funds Index	12.14%	26.07%	15.13%	2.38%	4.28%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The Russell 1000 Growth Index is an unmanaged index that consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Growth Funds Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2010, Large-Cap Growth Fund ranked 366th of 433 multi-cap growth funds for the twelve-month period ended December 31, 2010, 251st of 298 over the last five years and 231st of 261 such funds since inception in October, 2003. The last three years have put a dent in our longer term performance, and we have some catch-up to do on a relative basis. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	91

Large-Cap Growth Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Large-Cap Growth Fund vs. Russell 1000 Growth Index & Lipper Large-Cap Growth Funds Index from Inception 10/31/03 to 12/31/10

Detailed Explanation of Quarterly Performance

The Short Version: Information Technology companies led the best contributors, while consumer related companies dominated the worst contributors.

Information Technology companies have been a mixed bag as of late, and this past quarter was no exception. While many related companies are still waiting for businesses to upgrade their traditional IT systems, our models uncovered several that are already benefiting from some enhanced corporate spending and the mobile device wave that continues to sweep the country  —  and the world, for that matter. Five IT-related companies highlighted the list of top contributors; combined, they added over two percent in total return.

These are the Fund’s ten best-contributing stocks for the quarter ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	F5 Networks, Inc.	Communications Equipment	0.6%
2	SanDisk Corp.	Computers & Peripherals	0.5%
3	Starbucks Corp.	Hotels, Restaurants & Leisure	0.4%
4	Atmel Corp.	Semiconductors & Semiconductor Equipment	0.4%
5	Apple, Inc.	Computers & Peripherals	0.4%
6	Coach, Inc.	Textiles, Apparel & Luxury Goods	0.4%
7	Medco Health Solutions, Inc.	Health Care Providers & Services	0.4%
8	Arrow Electronics, Inc.	Electronic Equipment, Instruments & Components	0.3%
9	Union Pacific Corp.	Road & Rail	0.3%
10	W.W. Grainger, Inc.	Trading Companies & Distributors	0.3%

Network equipment maker F5 Networks’ stock price jumped 25% during the three month period ended December 31, 2010 and was the top contributor to the Fund. The technology company provides products that help clients manage network traffic and security issues. In the fourth quarter, F5 reported a revenue increase of 45%, and management projected more growth for 2011. The Board also approved a stock repurchase program of up to $200 million. The company outpaced rival Cisco in several key product sectors. With Fortune 500 companies like Citigroup and GM included in its client list, F5 has been mentioned as a potential acquisition target for technology giants like HP, IBM, Dell, and even Cisco. The holding contributed over half a percent to the Fund’s return.

92	Semi-Annual Report | December 31, 2010 (Unaudited)

Large-Cap Growth Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

On the flip-side, two other IT companies made the worst contributors list; combined, they cost the Fund over a quarter-of-a-percent in return. Interestingly, while the recent quarter could be deemed “the return of the consumer” because of the success of the holiday season for retailers, five consumer related companies were among the top detractors to our Fund’s performance during the December quarter. Combined, they cost the Fund half a percent in return. Four of these consumer companies were not retailers.

These are the Fund’s ten worst-contributing stocks for the quarter ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	First Solar, Inc.	Semiconductors & Semiconductor Equipment	-0.2%
2	Intuitive Surgical, Inc.	Health Care Equipment & Supplies	-0.2%
3	Expedia, Inc.	Internet & Catalog Retail	-0.2%
4	Big Lots, Inc.	Multiline Retail	-0.2%
5	Akamai Technologies, Inc.	Internet Software & Services	-0.1%
6	ITT Educational Services, Inc.	Diversified Consumer Services	-0.1%
7	priceline.com, Inc.	Internet & Catalog Retail	-0.1%
8	Express Scripts, Inc.	Health Care Providers & Services	0.0%
9	General Mills, Inc.	Food Products	0.0%
10	Newmont Mining Corp.	Metals & Mining	0.0%

As the world becomes more “green,” solar has long been mentioned as the energy source of the future. Unfortunately, “that” future still hasn’t arrived. First Solar designs and markets solar panel modules and uses a highly advanced proprietary system. In its most recent earnings report, the company posted an increase in profits, but its gross margin dropped for the fifth consecutive quarter. Shortly thereafter, a major analyst downgraded a number of solar players on concerns that lower prices and overall demand could cause further pressure on margins. Though the extension of the Bush tax cuts (and grants for solar project development) gave investors reason for optimism in the new year, some analysts worry that Germany may cut its subsidy program for solar energy, a move that could hinder future earnings, as almost 50% of all solar energy demand comes from this region. For the quarter, First Solar was the largest detractor to the Fund; its share price dropped over 10 percent.

Detailed Explanation of Calendar Year Performance

The Short Version: Information Technology companies were well represented on both the best and worst contributors lists.

All in all, calendar year 2010 was a nice year for stocks across most industries; six different sectors were represented on the top ten contributors list. Three Information Technology companies and two Consumer Discretionary companies highlighted the best contributors list. Combined, they contributed about 5.5% to the return of the Fund. Industrials and Materials stocks also appeared on the list as related companies continued to benefit from the growing demand in many emerging world markets.

These are the Fund’s ten best-contributing stocks for the calender year ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	TRW Automotive Holdings Corp.	Auto Components	1.7%
2	Apple, Inc.	Computers & Peripherals	1.4%
3	Union Pacific Corp.	Road & Rail	0.9%
4	Cognizant Technology Solutions Corp.	IT Services	0.9%
5	FMC Technologies, Inc.	Energy Equipment & Services	0.8%
6	Estee Lauder Cos., Inc.	Personal Products	0.8%
7	F5 Networks, Inc.	Communications Equipment	0.7%
8	Family Dollar Stores, Inc.	Multiline Retail	0.7%
9	W.W. Grainger, Inc.	Trading Companies & Distributors	0.7%
10	Lubrizol Corp.	Chemicals	0.7%

www.bridgeway.com	93

Large-Cap Growth Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

TRW Automotive Holdings was the Fund’s biggest contributor for the calendar year; its stock price more than doubled over the 12-month period. The auto industry had a strong resurgence as Ford rebounded nicely from the recession and GM went public to strong investor demand, thus benefitting the worldwide auto parts supplier. TRW’s recent earnings report beat expectations, a development that has been repeated often over the past few years. Because of its global presence, analysts continue to believe the company will benefit greatly as auto sales jump in the world’s emerging markets and regulators in these countries press for stronger safety standards.

Information Technology companies dominated the list of negative contributors, as four related holdings were among the top detractors to the Fund’s performance. Combined, they cost the Fund almost 3% in performance. Likewise, despite the surge in retail activity late in the year, two Consumer Discretionary companies were on the worst contributors list, though neither was retail-oriented.

These are the Fund’s ten worst-contributing stocks for the calender year ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Micron Technology, Inc.	Semiconductors & Semiconductor Equipment	-1.1%
2	Seagate Technology	Computers & Peripherals	-0.8%
3	Hewlett-Packard Co.	Computers & Peripherals	-0.7%
4	ITT Educational Services, Inc.	Diversified Consumer Services	-0.5%
5	Gilead Sciences, Inc.	Biotechnology	-0.4%
6	Diamond Offshore Drilling, Inc.	Energy Equipment & Services	-0.4%
7	Southwestern Energy Co.	Oil, Gas & Consumable Fuels	-0.4%
8	priceline.com, Inc.	Internet & Catalog Retail	-0.4%
9	Google, Inc.	Internet Software & Services	-0.4%
10	Intuitive Surgical, Inc.	Health Care Equipment & Supplies	-0.3%

Who needs a PC when a smartphone does just about everything these days? That’s the concern of many companies that primarily target the PC industry. Micron Technology makes semiconductors that provide data storage and retrieval for personal computers. While it has a small foothold into mobile devices through flash memory chips, the bulk of its revenues still come from its legacy products. As PC demand slows, the company continues to try to increase its presence in the “new things,” but flash memory still accounted for just over 25% of memory chip sales last year. Still, management remains optimistic and recently issued a favorable outlook for the new year. For calendar year 2010, Micron lost over 30% and was the largest detractor of the Fund.

Top Ten Holdings as of December 31, 2010

Five of the Fund’s top contributors for the December 2010 quarter were also among the largest holdings at the end of the calendar year (Apple, Union Pacific, WW Grainger, Starbucks, and F5 Networks). The Fund was broadly diversified, as each of the largest positions represented a different industry and no single holding accounted for greater than 3% of the net assets. The ten largest positions represented just over 20% of the total assets of the Fund.

94	Semi-Annual Report | December 31, 2010 (Unaudited)

Large-Cap Growth Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Rank	Description	Industry	% of Net Assets
1	Apple, Inc.	Computers & Peripherals	3.0%
2	Union Pacific Corp.	Road & Rail	2.6%
3	Gilead Sciences, Inc.	Biotechnology	2.3%
4	W.W. Grainger, Inc.	Trading Companies & Distributors	2.2%
5	Starbucks Corp.	Hotels, Restaurants & Leisure	2.0%
6	F5 Networks, Inc.	Communications Equipment	2.0%
7	Lubrizol Corp.	Chemicals	1.9%
8	Intel Corp.	Semiconductors & Semiconductor Equipment	1.9%
9	TJX Cos., Inc.	Specialty Retail	1.9%
10	Google, Inc.	Internet Software & Services	1.8%
	Total		21.6%

Industry Sector Representation as of December 31, 2010

The Fund’s largest allocation was in Information Technology, a sector that underperformed during the period. However, the Fund held a smaller percentage of this sector than its benchmark. On the other hand, the hot Consumer Discretionary sector made up a larger allocation of the Fund than that of the Russell 1000 Growth Index, but a number of non-retail holdings detracted from the overall return.

	% of Net Assets	% of Russell 1000 Growth Index	Difference
Consumer Discretionary	16.6%	14.7%	1.9%
Consumer Staples	9.6%	9.4%	0.2%
Energy	8.3%	10.9%	-2.6%
Financials	4.9%	4.7%	0.2%
Health Care	10.5%	9.9%	0.6%
Industrials	13.9%	13.2%	0.7%
Information Technology	27.2%	31.1%	-3.9%
Materials	7.4%	5.2%	2.2%
Telecommunication Services	1.4%	0.8%	0.6%
Utilities	0.0%	0.1%	-0.1%
Cash & Other Assets	0.2%	0.0%	0.2%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2010, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Large-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	95

Bridgeway Large-Cap Growth Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 100.04%
	Aerospace & Defense - 3.63%
	Boeing Co. (The)	9,400	$613,444
	Lockheed Martin Corp.	12,300	859,893
	Northrop Grumman Corp.	10,500	680,190

			2,153,527

	Auto Components - 1.42%
	TRW Automotive Holdings Corp.*	16,000	843,200

	Beverages - 2.45%
	Brown-Forman Corp., Class B	12,600	877,212
	Dr. Pepper Snapple Group, Inc.	16,500	580,140

			1,457,352

	Biotechnology - 2.30%
	Gilead Sciences, Inc.*	37,740	1,367,698

	Capital Markets - 2.16%
	Affiliated Managers Group, Inc.*	4,200	416,724
	Franklin Resources, Inc.	7,800	867,438

			1,284,162

	Chemicals - 5.26%
	Ashland, Inc.	12,000	610,320
	Lubrizol Corp.	10,800	1,154,304
	Praxair, Inc.	6,500	620,555
	Sherwin-Williams Co. (The)+	8,800	737,000

			3,122,179

Communications Equipment - 4.65%
	Cisco Systems, Inc.*	29,000	586,670
	F5 Networks, Inc.*	9,000	1,171,440
	Harris Corp.	22,100	1,001,130

			2,759,240

	Computers & Peripherals - 6.87%
	Apple, Inc.*	5,500	1,774,080
	Hewlett-Packard Co.	14,200	597,820
	NetApp, Inc.*	11,700	643,032
	SanDisk Corp.*	21,400	1,067,004

			4,081,936

Diversified Consumer Services - 0.79%
	ITT Educational Services, Inc.*	7,400	471,306

	Electrical Equipment - 0.63%
	Thomas & Betts Corp.*	7,700	371,910

Industry	Company	Shares	Value

Electronic Equipment, Instruments & Components - 1.46%
	Arrow Electronics, Inc.*	25,300	$866,525

Energy Equipment & Services - 1.62%
	Atwood Oceanics, Inc.*	6,800	254,116
	Halliburton Co.	17,400	710,442

			964,558

Food & Staples Retailing - 2.34%
	CVS Caremark Corp.	20,440	710,699
	Wal-Mart Stores, Inc.	12,600	679,518

			1,390,217

Food Products - 1.31%
	General Mills, Inc.	21,800	775,862

Health Care Equipment & Supplies - 3.78%
	CR Bard, Inc.	7,900	724,983
	Intuitive Surgical, Inc.*	3,500	902,125
	Medtronic, Inc.	16,700	619,403

			2,246,511

Health Care Providers & Services - 2.38%
	AmerisourceBergen Corp.	21,400	730,168
	Quest Diagnostics, Inc.#	12,600	680,022

			1,410,190

Hotels, Restaurants & Leisure - 2.01%
	Starbucks Corp.	37,100	1,192,023

Household Products - 2.25%
	Colgate-Palmolive Co.	7,500	602,775
	Procter & Gamble Co. (The)	11,400	733,362

			1,336,137

Industrial Conglomerates - 1.18%
	General Electric Co.	38,400	702,336

Insurance - 2.76%
	Aflac, Inc.	16,900	953,667
	Travelers Cos., Inc. (The)	12,300	685,233

			1,638,900

Internet & Catalog Retail - 3.08%
	NetFlix, Inc.*+	5,400	948,780
	priceline.com, Inc.*	2,200	879,010

			1,827,790

Internet Software & Services - 3.55%
	Akamai Technologies, Inc.*	22,100	1,039,805

96	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Large-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Internet Software & Services (continued)
	Google, Inc., Class A*	1,800	$1,069,146

			2,108,951

IT Services - 3.87%
	Cognizant Technology Solutions Corp., Class A*	9,600	703,584
	International Business Machines Corp.	6,300	924,588
	Mastercard, Inc., Class A	3,000	672,330

			2,300,502

Leisure Equipment & Products - 1.04%
	Hasbro, Inc.	13,100	618,058

Machinery - 1.41%
	Cummins, Inc.	7,600	836,076

Media - 1.17%
	Viacom, Inc., Class B	17,600	697,136

Metals & Mining - 2.18%
	Freeport-McMoRan Copper & Gold, Inc.	8,200	984,738
	Newmont Mining Corp.	5,000	307,150

			1,291,888

Oil, Gas & Consumable Fuels - 6.72%
	Chevron Corp.	7,500	684,375
	El Paso Corp.	44,800	616,448
	Exxon Mobil Corp.	10,500	767,760
	SM Energy Co.	7,100	418,403
	Southwestern Energy Co.*	23,700	887,091
	Ultra Petroleum Corp.*	12,900	616,233

			3,990,310

Personal Products - 1.24%
	Estee Lauder Cos., Inc., Class A (The)	9,100	734,370

Pharmaceuticals - 2.08%
	Bristol-Myers Squibb Co.	21,653	573,371
	Johnson & Johnson	10,700	661,795

			1,235,166

Road & Rail - 2.57%
	Union Pacific Corp.	16,500	1,528,890

Semiconductors & Semiconductor Equipment - 5.69%
	Atmel Corp.*	71,600	882,112
	First Solar, Inc.*+	5,500	715,770
	Intel Corp.	54,200	1,139,826
	Xilinx, Inc.+	22,100	640,458

			3,378,166

Industry	Company	Shares	Value
Software - 3.49%
	Microsoft Corp.	23,600	$658,912
	Oracle Corp.	24,900	779,370
	VMware, Inc., Class A*	7,100	631,261

			2,069,543

Specialty Retail - 5.50%
	AutoZone, Inc.*	2,900	790,511
	Gap, Inc. (The)	33,500	741,690
	Ross Stores, Inc.	9,400	594,550
	TJX Cos., Inc.	25,600	1,136,384

			3,263,135

Textiles, Apparel & Luxury Goods - 1.57%
	Coach, Inc.	16,800	929,208

Trading Companies & Distributors - 2.21%
	W.W. Grainger, Inc.	9,500	1,312,045

Wireless Telecommunication Services - 1.42%
	MetroPCS Communications, Inc.*	66,900	844,947

TOTAL COMMON STOCKS - 100.04%			59,401,950

(Cost $48,620,817)

TOTAL INVESTMENTS - 100.04%			$59,401,950
(Cost $48,620,817)
Liabilities in Excess of Other Assets - (0.04%)			(24,221)

NET ASSETS - 100.00%			$59,377,729

*	Non-income producing security.
#	Securities, or a portion thereof, segregated to cover the Fund’s obligation under swap agreements. The total market value of segregated assets is $680,022.
+	This security or a portion of the security is out on loan at December 31, 2010. Total loaned securities had a market value of $1,837,819 at December 31, 2010.

www.bridgeway.com	97

Bridgeway Large-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Note 2 in Notes to Financial Statements):
	Valuation Inputs

	Investment in Securities (Market Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$59,401,950	$—	$—	$59,401,950

TOTAL	$59,401,950	$—	$—	$59,401,950

Other Financial Instruments**
Swaps	$—	$1,368	$—	$1,368

TOTAL	$—	$1,368	$—	$1,368

** Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

See Notes to Financial Statements.

98	Semi-Annual Report | December 31, 2010 (Unaudited)

Large-Cap Value Fund MANAGER’S COMMENTARY

(Unaudited)

December 31, 2010

Dear Fellow Large-Cap Value Fund Shareholder,

For the December 2010 quarter, Large-Cap Value Fund ended the year on a strong note and returned 10.56%, barely surpassing our primary market benchmark, the Russell 1000 Value Index (+10.54%) and also its peer benchmark, the Lipper Large-Cap Value Funds Index (+10.34%). We are pleased with the absolute and relative returns.

For the six-month “semi-annual” period ending December 31, 2010, our Fund was up 20.41%, trailing both benchmarks, the Russell 1000 Value Index (+21.74%) and the Lipper Large-Cap Value Funds Index (+21.69%). While the absolute return was strong, some Technology picks in the September quarter brought our returns below our benchmarks.

For the calendar year, our Fund was up 14.51%, underperforming our primary market benchmark, the Russell 1000 Value Index (+15.51%), but outperforming our peer benchmark, the Lipper Large-Cap Value Funds Index (+13.02%). This broke a four calendar year stretch of beating our market benchmark.

The table below presents our December quarter, six-month, one-year, five-year, and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/10 to 12/31/10	6 Month 7/1/10 to 12/31/10	1 Year 1/1/10 to 12/31/10	5 Year 1/1/06 to 12/31/10	Life-to-Date 10/31/03 to 12/31/10

Large-Cap Value Fund	10.56%	20.41%	14.51%	2.27%	6.26%
Russell 1000 Value Index	10.54%	21.74%	15.51%	1.28%	5.11%
Lipper Large-Cap Value Funds Index	10.34%	21.69%	13.02%	1.52%	4.58%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The Russell 1000 Value Index is an unmanaged index that consists of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Large-Cap Value Funds Index is an index of large-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2010, Large-Cap Value Fund ranked 192nd of 345 multi-cap value funds for the twelve-month period ended December 31, 2010, 80th of 244 over the last five years and 43rd of 195 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	99

Large-Cap Value Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Large-Cap Value Fund vs. Russell 1000 Value Index & Lipper Large-Cap Value Funds Index from Inception 8/5/94 to 12/31/10

Detailed Explanation of Quarterly Performance

The Short Version: Some Energy and Consumer Discretionary stocks helped this quarter, while our worst performer, Berkshire Hathaway, gave back some of the excellent returns of the prior three quarters.

The recent quarter could be deemed “the return of the consumer” as retailers reported their best holiday season since the beginning of the economic downturn. Two Consumer Discretionary companies (both auto-related) highlighted the list of top ten contributing stocks; combined, they contributed almost one percent to the overall return of the Fund. Three Energy holdings also made the best contributors list as oil prices climbed during the quarter on expectations for global economic growth, primarily led by the emerging world markets.

These are the Fund’s ten best-contributing stocks for the quarter ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	National Oilwell Varco, Inc.	Energy Equipment & Services	0.8%
2	Ford Motor Corp.	Automobiles	0.6%
3	Wells Fargo & Co.	Commercial Banks	0.5%
4	Amtel Corp.	Semiconductors & Semiconductor Equipment	0.5%
5	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	0.4%
6	Chevron Corp.	Oil, Gas & Consumable Fuels	0.4%
7	New York Community Bancorp, Inc.	Thrifts & Mortgage Finance	0.4%
8	McKesson Corp.	Health Care Providers & Services	0.3%
9	TRW Automotive Holdings Corp.	Auto Components	0.3%
10	Arrow Electronics, Inc.	Electronic Equip., Instruments & Components	0.3%

In the heat of the financial crisis, automakers marched on Wall Street and requested a bailout of their own. Of the major domestic companies, only Ford chose not to participate in the government handout and has been accumulating market share ever since. The company has also benefited from the positive developments at its rivals (i.e. GM’s successful stock offering); its stock price soared over 30% this quarter. In November, Ford’s sales jumped almost 25% as demand increased across all product lines. Late in the quarter, the company announced its intent to build over 600,000 new cars and trucks in the first quarter of 2011, production that represents an 11% increase over last year and is certain to help the country’s ailing labor market. Ford contributed over a half a percent to the Fund’s return in the December quarter.

All in all, the December quarter was quite positive for stocks, though six sectors were represented on the worst contributors list, proving that even in strong periods, laggards will normally exist in virtually every industry. All told, however, the biggest laggards combined to cost the Fund less than a quarter-of-a-percent in return. Industrials placed three holdings on this list, with two aerospace related companies highlighting the negativity.

100	Semi-Annual Report | December 31, 2010 (Unaudited)

Large-Cap Value Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the Fund’s ten worst-contributing stocks for the quarter ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Berkshire Hathaway, Inc.	Insurance	-0.1%
2	Bristol-Myers Squibb Co.	Pharmaceuticals	0.0%
3	DIRECTV	Media	0.0%
4	L-3 Communications Holdings, Inc.	Aerospace & Defense	0.0%
5	Lockheed Martin Corp.	Aerospace & Defense	0.0%
6	Campbell Soup Co.	Food Products	0.0%
7	Southwest Airlines Co.	Airlines	0.0%
8	Xerox Corp.	Office Electronics	0.0%
9	Dr. Pepper Snapple Group, Inc.	Beverages	0.0%
10	Merck & Co, Inc.	Pharmaceuticals	0.0%

Warren Buffet’s investment conglomerate, Berkshire Hathaway, dropped over 3% in the three month period and was the biggest detractor in the Fund. In its most recent quarter, the company reported earnings that plunged 8%, primarily the result of a near $100-million loss in its derivative portfolio. In reality, that portfolio had reaped significant gains in the prior year, so the loss was not as big a deal to Buffet as his shareholders initially feared. In fact, excluding the derivative losses, operating earnings grew nicely on strong results from Burlington Northern, among other holdings, and Berkshire Hathaway’s stock actually climbed over 20% for the entire year.

Detailed Explanation of Calendar Year Performance

The Short Version: Energy and Consumer Discretionary companies contributed nicely to our calendar year returns, while two semiconductor companies hurt the most.

Consumer Discretionary companies topped the list as retailers benefited from a late surge in activity and the three related holdings combined to contribute over 3.0% to the Fund’s performance. Two of these companies (TRW and Ford) come from auto-related industries and served as proof that demand continued to increase both domestically and abroad. Additionally, energy companies benefited from the rise in oil prices and growing global demand as three holdings made the best contributors list as well and contributed over 2% to the overall return of the Fund.

These are the Fund’s ten best-contributing stocks for the calendar year ended December 31, 2010:

Rank	Description	Industry	% Contribtuion to Return
1	TRW Automotive Holdings Corp.	Auto Components	1.5%
2	Ford Motor Co.	Automobiles	1.1%
3	E.I. du Pont de Nemours & Co.	Chemicals	0.9%
4	National Oilwell Varco, Inc.	Energy Equiptment & Services	0.8%
5	Union Pacific Corp.	Road & Rail	0.7%
6	New York Community Bancorp, Inc.	Thrifts & Mortgage Finance	0.7%
7	Lubrizol Corp.	Chemicals	0.6%
8	ConocoPhilips	Oil, Gas & Consumable Fuels	0.6%
9	Chevron Corp.	Oil, Gas & Consumable Fuels	0.6%
10	Hasbro, Inc.	Leisure Equipment & Products	0.6%

TRW Automotive Holdings was the Fund’s biggest contributor for the calendar year; its stock price more than doubled over the 12-month period. The auto industry had a strong resurgence as Ford rebounded nicely from the recession and GM went

www.bridgeway.com	101

Large-Cap Value Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

public to strong investor demand, thus benefitting the worldwide auto parts supplier. TRW’s recent earnings report beat expectations, a development that has been repeated often over the past few years. Because of its global presence, analysts continue to believe the company will benefit greatly as auto sales jump in the world’s emerging markets and regulators in these countries press for stronger safety standards.

Information Technology companies dominated the list of negative contributors as four related holdings were among the top detractors to the Fund’s performance. Combined, they cost the Fund over 1.5% in return. Four other sectors were represented on this list. In fact, two Energy companies were on the “worst of” list despite the strong showing from three others in the best contributors list, as mentioned above.

These are the Fund’s ten worst-contributing stocks for the calendar year ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Western Digital Corp.	Computers & Peripherals	-0.7%
2	Micron Technology, Inc.	Semiconductors & Semiconductor Equipment	-0.5%
3	BlackRock, Inc.	Capital Markets	-0.4%
4	Noble Corp.	Energy Equipment & Services	-0.4%
5	Verizon Communications, Inc.	Diversified Telecommunication Services	-0.3%
6	Comstock Resources, Inc.	Oil, Gas & Consumable Fuels	-0.3%
7	L-3 Communications Holdings, Inc.	Aerospace & Defense	-0.3%
8	Hewlett-Packard Co.	Computers & Peripherals	-0.2%
9	Raytheon Co.	Aerospace & Defense	-0.2%
10	Computer Sciences Corp.	IT Services	-0.2%

Who needs a PC when a smartphone does just about everything these days? That’s the concern of many companies that primarily target the PC industry. Micron Technology makes semiconductors that provide data storage and retrieval for personal computers. While it has a small foothold into mobile devices through flash memory chips, the bulk of its revenues still come from its legacy products. As PC demand slows, the company continues to try to increase its presence in the “new things,” but flash memory still accounted for just over 25% of memory chip sales last year. Still, management remains optimistic and recently issued a favorable outlook for 2011. For calendar year 2010, Micron lost over 30% and was the second biggest detractor of the Fund.

Top Ten Holdings as of December 31, 2010

Five of the Fund’s top contributors for the December 2010 quarter were also among the largest holdings at the end of the calendar year (Chevron, McKesson, Wells Fargo, Exxon Mobil, and New York Community Bancorp). The Fund was broadly diversified, as only one sector (Oil/Gas) was represented by two holdings among the largest positions and no single stock accounted for greater than 2.5% of the net assets. The ten largest positions represented under 25% of the total assets of the Fund.

Rank	Description	Industry	% of Net Assets
1	AT&T, Inc.	Diversified Telecommunications Services	2.5%
2	Chevron Corp.	Oil, Gas & Consumable Fuels	2.5%
3	Berkshire Hathaway, Inc.	Insurance	2.5%
4	Raytheon Co.	Aerospace & Defense	2.5%
5	Pfizer, Inc.	Pharmaceuticals	2.4%
6	McKesson Corp.	Health Care Providers & Services	2.4%
7	E.I. du Pont de Nemours & Co.	Chemicals	2.3%
8	Wells Fargo & Co.	Commercial Banks	2.3%
9	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	2.2%
10	New York Community Bancorp, Inc.	Thrifts & Mortgage Finance	2.2%
	Total		23.8%

102	Semi-Annual Report | December 31, 2010 (Unaudited)

Large-Cap Value Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2010

The Fund’s largest allocation was in Financials, even though the percentage still lagged that of its benchmark. The Fund maintained a larger relative allocation in Information Technology, a sector that was mixed in performance as PC and related companies continued to underperform, while mobile devices like smartphones led the way as the “new thing.”

	% of Net Assets	% of Russell 1000 Value Index	Difference
Consumer Discretionary	8.6%	7.8%	0.8%
Consumer Staples	9.3%	9.8%	-0.5%
Energy	11.7%	12.4%	-0.7%
Financials	23.8%	27.9%	-4.1%
Health Care	12.4%	12.5%	-0.1%
Industrials	12.5%	9.0%	3.5%
Information Technology	9.8%	5.5%	4.3%
Materials	4.5%	3.1%	1.4%
Telecommunication Services	3.7%	5.2%	-1.5%
Utilities	3.3%	6.8%	-3.5%
Cash & Other Assets	0.4%	0.0%	0.4%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2010, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Large-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	103

Bridgeway Large-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 99.79%
Aerospace & Defense - 6.50%
	L-3 Communications Holdings, Inc.	4,300	$303,107
	Lockheed Martin Corp.	5,600	391,496
	Northrop Grumman Corp.	6,100	395,158
	Raytheon Co.	14,400	667,296

			1,757,057

Airlines - 1.80%
	Southwest Airlines Co.	37,500	486,750

Auto Components - 1.43%
	TRW Automotive Holdings Corp.*	7,300	384,710

Beverages - 2.11%
	Brown-Forman Corp., Class B+	4,600	320,252
	Dr. Pepper Snapple Group, Inc.	7,100	249,636

			569,888

Chemicals - 4.56%
	E.I. du Pont de Nemours & Co.	12,600	628,488
	Lubrizol Corp.	2,600	277,888
	Sherwin-Williams Co. (The)+	3,900	326,625

			1,233,001

Commercial Banks - 3.50%
	M&T Bank Corp.	3,700	322,085
	Wells Fargo & Co.	20,100	622,899

			944,984

Computers & Peripherals - 1.07%
	SanDisk Corp.*	5,800	289,188

Construction & Engineering - 1.05%
	URS Corp.*	6,800	282,948

Diversified Financial Services - 2.63%
	CME Group, Inc.	1,200	386,100
	NYSE Euronext	10,800	323,784

			709,884

Diversified Telecommunication Services - 2.54%
	AT&T, Inc.	23,349	685,994

Electric Utilities - 3.29%
	American Electric Power Co., Inc.	8,100	291,438
	Duke Energy Corp.	17,400	309,894
	Southern Co.	7,550	288,636

			889,968

Industry	Company	Shares	Value

Electronic Equipment, Instruments & Components - 2.43%
	Arrow Electronics, Inc.*	10,700	$366,475
	Vishay Intertechnology, Inc.*	19,800	290,664

			657,139

Energy Equipment & Services - 3.30%
	National Oilwell Varco, Inc.	8,500	571,625
	Unit Corp.*	6,900	320,712

			892,337

Food & Staples Retailing - 3.78%
	CVS Caremark Corp.	11,480	399,160
	Safeway, Inc.	13,000	292,370
	Wal-Mart Stores, Inc.	6,100	328,973

			1,020,503

Food Products - 0.95%
	Campbell Soup Co.	7,400	257,150

Health Care Providers & Services - 6.43%
	AmerisourceBergen Corp.	8,600	293,432
	CIGNA Corp.	4,900	179,634
	McKesson Corp.	9,300	654,534
	Quest Diagnostics, Inc.	5,400	291,438
	UnitedHealth Group, Inc.	8,800	317,768

			1,736,806

Household Products - 2.52%
	Colgate-Palmolive Co.	4,300	345,591
	Procter & Gamble Co. (The)	5,200	334,516

			680,107

Industrial Conglomerates - 1.11%
	General Electric Co.	16,400	299,956

Insurance - 10.95%
	Aflac, Inc.	10,000	564,300
	Berkshire Hathaway, Inc., Class B*	8,400	672,924
	Chubb Corp.	8,000	477,120
	Loews Corp.	10,800	420,228
	Prudential Financial, Inc.	7,600	446,196
	Travelers Cos., Inc. (The)	6,800	378,828

			2,959,596

Leisure Equipment & Products - 0.87%
	Hasbro, Inc.	5,000	235,900

Media - 5.14%
	DIRECTV, Class A*	6,200	247,566
	News Corp., Class A	18,600	270,816
	Time Warner, Inc.	8,466	272,351
	Walt Disney Co. (The)	7,700	288,827

104	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Large-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Media (continued)
	Washington Post Co., Class B (The)	700	$307,650

			1,387,210

Office Electronics - 1.01%
	Xerox Corp.	23,700	273,024

Oil, Gas & Consumable Fuels - 8.41%
	Chesapeake Energy Corp.	11,400	295,374
	Chevron Corp.	7,514	685,652
	Comstock Resources, Inc.*	10,100	248,056
	ConocoPhillips	6,600	449,460
	Exxon Mobil Corp.	8,100	592,272

			2,270,814

Pharmaceuticals - 5.98%
	Bristol-Myers Squibb Co.	12,172	322,315
	Merck & Co., Inc.	10,100	364,004
	Pfizer, Inc.	37,800	661,878
	Watson Pharmaceuticals, Inc.*	5,200	268,580

			1,616,777

Real Estate Investment Trusts (REITs) - 4.58%
	AvalonBay Communities, Inc.	3,900	438,945
	HCP, Inc.	10,165	373,970
	Ventas, Inc.	8,100	425,088

			1,238,003

Road & Rail - 2.02%
	Union Pacific Corp.	5,900	546,694

Semiconductors & Semiconductor Equipment - 3.14%
	Atmel Corp.*	32,200	396,704
	Micron Technology, Inc.*	56,400	452,328

			849,032

Software - 1.08%
	Microsoft Corp.#	10,400	290,368

Specialty Retail - 1.21%
	Gap, Inc. (The)	14,700	325,458

Textiles, Apparel & Luxury Goods - 1.05%
	VF Corp.	3,300	284,394

Thrifts & Mortgage Finance - 2.16%
	New York Community Bancorp, Inc.	31,000	584,350

Industry	Company		Shares	Value

Wireless Telecommunication Services - 1.19%
	MetroPCS Communications, Inc.*		25,400	$320,802

TOTAL COMMON STOCKS - 99.79%				26,960,792

(Cost $20,676,976)

		Rate^	Shares	Value

MONEY MARKET FUND - 0.14%
BlackRock FedFund		0.06%	38,289	38,289

TOTAL MONEY MARKET FUND - 0.14%				38,289

(Cost $38,289)

TOTAL INVESTMENTS - 99.93%				$26,999,081
(Cost $20,715,265)
Other Assets in Excess of Liabilities - 0.07%				20,212

NET ASSETS - 100.00%				$27,019,293

*	Non-income producing security.
#	Securities, or a portion thereof, segregated to cover the Fund’s obligation under swap agreements. The total market value of segregated assets is $290,368.
^	Rate disclosed as of December 31, 2010.
+	This security or a portion of the security is out on loan at December 31, 2010. Total loaned securities had a market value of $398,612 at December 31, 2010.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Market Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$26,960,792	$—	$—	$26,960,792
Money Market Fund	—	38,289	—	38,289

TOTAL	$26,960,792	$38,289	$—	$26,999,081

See Notes to Financial Statements.

www.bridgeway.com	105

Blue Chip 35 Index Fund MANAGER’S COMMENTARY

(Unaudited)

December 31, 2010

Dear Fellow Blue Chip 35 Index Fund Shareholder,

In the hugely small-cap dominated December quarter, our “ultra-large” company Fund was up 9.95%, underperforming our primary market benchmark, the S&P 500 Index (+10.76%) and slightly underperforming our peer benchmark, the Lipper Large-Cap Core Funds Index (+10.05%). We did slightly outperform the Russell Top 50 Index (+9.56%). For the quarter, we were at a disadvantage, as the largest stocks were outperformed by all other size stocks.

For the six month “semi-annual” period ending December 31, 2010, our Fund returned 20.98%, underperforming our primary market benchmark, the S&P 500 Index (+23.27%) and our peer benchmark, the Lipper Large-Cap Core Funds Index (+22.12%). We slightly outperformed the Russell Top 50 Index (+20.46%). Our underperformance relative to our primary market benchmark was a function of the difference in size of our companies. Smaller companies tend to outperform coming out of a recession, and that was definitely true this six-month period. In fact, companies in just the second largest group (of ten groups), outperformed the largest ones, which comprise our Fund, by three and a half percentage points.

The table below presents our December quarter, six-month, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance from Inception.

	Dec. Qtr. 10/1/10 to 12/31/10	6 Month 7/1/10 to 12/31/10	1 Year 1/1/10 to 12/31/10	5 Year 1/1/06 to 12/31/10	10 Year 1/1/01 to 12/31/10	Life-to-Date 7/31/97 to 12/31/10

Blue Chip 35 Index Fund	9.95%	20.98%	10.60%	2.72%	1.42%	4.36%
S&P 500 Index	10.76%	23.27%	15.06%	2.29%	1.41%	3.88%
Russell Top 50 Index	9.56%	20.46%	9.48%	1.59%	-0.51%	NA
Bridgeway Ultra-Large 35 Index	9.99%	20.96%	10.70%	2.92%	1.87%	4.51%
Lipper Large-Cap Core Funds Index	10.05%	22.12%	12.77%	1.91%	0.76%	3.27%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell Top 50 Index measures the performance of the largest companies in the Russell 3000 Index. It includes approximately 50 of the largest securities, based on a combination of their market cap and current index membership, and represents approximately 40% of the total market capitalization of the Russell 3000 Index. The Bridgeway Ultra-Large 35 Index is an index comprised of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2010, Blue-Chip 35 Index Fund ranked 881st of 1,069 large-cap core funds for the twelve months ending December 31, 2010, 253rd of 768 over the last five years, 223rd of 461 over the last ten years, and 85th of 279 since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

106	Semi-Annual Report | December 31, 2010 (Unaudited)

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Blue Chip 35 Index Fund vs. S&P 500 Index, Russell Top 50 Index*, Bridgeway Ultra-Large 35 Index & Lipper Large-Cap Core Funds Index from Inception 7/31/97 to 12/31/10

*	The Russell Top 50 Index began on 12/31/2001, and the line graph for the Index begins at the same value as the Fund on that date.

Explanation of Quarterly Performance

Small company dominance created a major headwind for our Fund in the December quarter. Companies in just the second largest group (of ten groups by size) outperformed the largest ones, which comprise our Fund, by more than a percent and a half. The Fund did outperform our benchmark of more similar sized ultra-large companies, the Russell Top 50 Index, as presented in the table on the prior page.

Calendar Year Performance

The Short Version: Energy was the only sector with more than two companies in the top ten contributors to performance.

There were four Energy companies among the top ten performers; combined, they added about three percent to the Fund’s performance. Information Technology made the largest contribution to performance (Apple added 1.68% and was up 53.1% for the year), but was offset by five IT companies (Visa, HP, Cisco, Microsoft and Google) that were among the worst contributors, reducing the Fund’s return by more than one and three-quarters percent.

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Blue Chip 35 Index Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Contribution from Blue Chip 35 Index Fund Stocks for the Calendar Year Ended December 31, 2010

Rank	Company	Industry	% Contribution to Return
1	Apple, Inc.	Computers & Peripherals	1.7%
2	ConocoPhillips	Oil, Gas & Consumable Fuels	1.0%
3	Oracle Corp.	Software	0.8%
4	Schlumberger, Ltd.	Energy Equipment & Services	0.8%
5	United Parcel Service, Inc.	Air Freight & Logistics	0.8%
6	McDonald’s Corp.	Hotels, Restaurants & Leisure	0.7%
7	General Electric Co.	Industrial Conglomerates	0.7%
8	Occidental Petroleum Corp.	Oil, Gas & Consumable Fuels	0.7%
9	Verizon Communications, Inc.	Diversified Telecommunication Services	0.6%
10	Chevron Corp.	Oil, Gas & Consumable Fuels	0.6%
11	Berkshire Hathaway, Inc.	Insurance	0.6%
12	Coca-Cola Co.	Beverages	0.6%
13	United Technologies Corp.	Aerospace & Defense	0.4%
14	International Business Machines Corp.	IT Services	0.4%
15	Wells Fargo & Co.	Commercial Banks	0.4%
16	AT&T, Inc.	Diversified Telecommunication Services	0.4%
17	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	0.3%
18	PepsiCo, Inc.	Beverages	0.3%
19	CVS Caremark Corp.	Food & Staples Retailing	0.3%
20	Procter & Gamble Co.	Household Products	0.3%
21	Merck & Co., Inc.	Pharmaceuticals	0.2%
22	3M Co.	Industrial Conglomerates	0.2%
23	Intel Corp.	Semiconductors & Semiconductor Equipment	0.2%
24	Wal-Mart Stores, Inc.	Food & Staples Retailing	0.1%
25	JPMorgan Chase & Co.	Diversified Financial Services	0.1%
26	Pfizer, Inc.	Pharmaceuticals	0.1%
27	Goldman Sachs Group, Inc.	Capital Markets	0.1%
28	Johnson & Johnson	Pharmaceuticals	0.0%
29	Monsanto Co.	Chemicals	0.0%
30	Google, Inc.	Internet Software & Services	-0.1%
31	Microsoft Corp.	Software	-0.2%
32	Abbott Laboratories	Pharmaceuticals	-0.2%
33	Bank of America Corp.	Diversified Financial Services	-0.3%
34	Cisco Systems, Inc.	Communications Equipment	-0.4%
35	Hewlett-Packard Co.	Computers & Peripherals	-0.5%
36	Visa, Inc.	IT Services	-0.6%

108	Semi-Annual Report | December 31, 2010 (Unaudited)

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

What Worked

Many IT firms continued to struggle as businesses wait for more signs of an economic rebound before upgrading their technology systems. Not Apple. Likewise, many IT firms continued to suffer as consumers shun PCs and change the way they communicate on the run with smartphones and tablets. Not Apple. Despite a few minor glitches along the road in 2010, Apple did very little struggling or suffering. First it introduced iPad, the first tablet, to rave reviews and extremely enthusiastic demand. Over 3 million units were sold in its first three months on the market. Then came the iPhone 4. There were over 600,000 advanced orders even before the launch. Not to be left out, the old reliable Apple Mac produced record sales in the latest quarter. Well, iPad sales tapered a bit as immense competition heated up throughout the year and iPhone was greeted was some initial reception challenges. But to date, both remain the products of choice among many consumers and businesses. (A recent survey of investment team cell phones reveals 4 iPhones, 2 iPads, and 2 iMacs among eight team members.) As Verizon becomes a new distribution outlet, Apple will now have two large network sources from which to draw customers, and AT&T will have to proceed without the coveted exclusive agreement. Finally, international demand has also aided the company as emerging countries like China cannot seem to get enough of the new technologies. For the calendar year 2010, Apple surged over 50% to an all-time high and contributed over a percent-and-a-half to the return of the Fund.

What Didn’t Work

On the flip side of IT . . . when it rains, it pours. Since the beginning of the economic downturn, many businesses have remained in cost-cutting mode and have been hesitant to upgrade technology. Likewise, consumers have feared their personal employment situations and have not been rushing out to buy the newest PC. Add to that . . . the tablet. Apple introduced the iPad, and many rivals have followed suit with their own versions. These tablets began taking away sales from traditional PC makers from day one. As the industry leader, Hewlett-Packard has struggled heavily. As if things could not get any worse for HP, in August the company said goodbye to CEO Mark Hurd after a scandal in which he submitted a series of reimbursable invoices that turned out to be of a personal nature. The departure was rushed, without anything in the way of a succession plan, and investors lost even more confidence in the technology leader. Outrage ensued over the terms of his severance package, and lawsuits followed. Despite the popularity of the tablets for consumer use, few analysts believe it will ever replace the PC, because of its limited in business applications. Still, HP has continued looking for more profitable business lines and moved forward with its M&A strategy of seeking perceived undervalued opportunities in the marketplace. Of note, it won out over rival Dell in a well-publicized bidding war for storage company 3Par. In its most recent quarter, the company reported a 5% rise in earnings and raised its forecast for the coming year. Though a company never wants the distinction of being the worst performer in the Dow, some analysts have actually turned more positive on HP. For the calendar year, the company lost over 17% and cost the Fund about a half-a-percent in return.

Post Script

One of the principles of investing that we believe generally holds true at Bridgeway is that, with respect to asset classes and “niches” or “corners” of the market, less return should accompany less risk. However, we are continually looking for exceptions to this rule. Specifically, we perform research in a continual quest to identify opportunities to capture any “risk adjusted return” left on the investing table.

With respect to Blue Chip 35 Index Fund, one would expect that the lower risk of our Fund from Inception through 2010, as reported by Morningstar and others, would be accompanied with lower returns. Not so. Even in this small company dominated period, we have beaten our primary market benchmark by 0.48%/year. Doesn’t sound like much? $10,000 invested in our Fund on Inception in 1997 is now worth $17,726. The same amount “invested” in the S&P 500 Index is worth $16,662. The difference is definitely not chump change.

Industry Sector Representation as of December 31, 2010

As presented below, Information Technology was our largest sector, as well as having the largest over-allocation compared to the S&P 500 Index. The Consumer Discretionary sector was the only sector that had a significant under-allocation.

www.bridgeway.com	109

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

	% of Net Assets	% of S&P 500	Difference
Consumer Discretionary	2.6%	10.6%	-8.0%
Consumer Staples	13.5%	10.6%	2.9%
Energy	14.6%	12.0%	2.6%
Financials	13.8%	16.3%	-2.5%
Health Care	10.6%	11.0%	-0.4%
Industrials	10.9%	10.9%	0.0%
Information Technology	25.8%	18.5%	7.3%
Materials	2.7%	3.7%	-1.0%
Telecommunication Services	5.4%	3.1%	2.3%
Utilities	0.0%	3.3%	-3.3%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, Including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2010, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip 35 Index Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

110	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Blue Chip 35 Index Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 99.87%
Aerospace & Defense - 2.69%
	United Technologies Corp.	105,480	$8,303,386

Air Freight & Logistics - 2.66%
	United Parcel Service, Inc., Class B	113,063	8,206,113

Beverages - 5.38%
	Coca-Cola Co. (The)	128,457	8,448,617
	PepsiCo, Inc.	124,750	8,149,917

			16,598,534

Capital Markets - 2.76%
	Goldman Sachs Group, Inc. (The)	50,600	8,508,896

Chemicals - 2.75%
	Monsanto Co.	121,950	8,492,598

Commercial Banks - 2.90%
	Wells Fargo & Co.	288,359	8,936,245

Communications Equipment - 2.60%
	Cisco Systems, Inc.*	397,008	8,031,472

Computers & Peripherals - 6.52%
	Apple, Inc.*	37,000	11,934,720
	Hewlett-Packard Co.	194,500	8,188,450

			20,123,170

Diversified Financial Services - 5.46%
	Bank of America Corp.	629,308	8,394,969
	JPMorgan Chase & Co.	199,195	8,449,852

			16,844,821

Diversified Telecommunication Services - 5.41%
	AT&T, Inc.	279,325	8,206,569
	Verizon Communications, Inc.	237,089	8,483,044

			16,689,613

Energy Equipment & Services - 3.25%
	Schlumberger, Ltd.	120,200	10,036,700

Food & Staples Retailing - 5.36%
	CVS Caremark Corp.	240,900	8,376,093
	Wal-Mart Stores, Inc.	151,519	8,171,420

			16,547,513

Hotels, Restaurants & Leisure - 2.65%
	McDonald’s Corp.	106,300	8,159,588

Industry	Company	Shares	Value

Household Products - 2.71%
	Procter & Gamble Co. (The)	129,826	$8,351,707

Industrial Conglomerates - 5.51%
	3M Co.	97,200	8,388,360
	General Electric Co.	469,743	8,591,599

			16,979,959

Insurance - 2.67%
	Berkshire Hathaway, Inc., Class B*	102,650	8,223,291

Internet Software & Services - 2.77%
	Google, Inc., Class A*	14,370	8,535,349

IT Services - 5.38%
	International Business Machines Corp.	56,842	8,342,132
	Visa, Inc., Class A	117,200	8,248,536

			16,590,668

Oil, Gas & Consumable Fuels - 11.31%
	Chevron Corp.	92,395	8,431,044
	ConocoPhillips	124,015	8,445,422
	Exxon Mobil Corp.	115,687	8,459,033
	Occidental Petroleum Corp.	97,300	9,545,130

			34,880,629

Pharmaceuticals - 10.62%
	Abbott Laboratories	171,900	8,235,729
	Johnson & Johnson	131,752	8,148,861
	Merck & Co., Inc.	227,935	8,214,777
	Pfizer, Inc.	465,844	8,156,929

			32,756,296

Semiconductors & Semiconductor Equipment - 2.71%
	Intel Corp.	396,843	8,345,608

Software - 5.80%
	Microsoft Corp.	304,645	8,505,688
	Oracle Corp.	299,613	9,377,887

			17,883,575

TOTAL COMMON STOCKS - 99.87%			308,025,731

(Cost $249,949,435)

www.bridgeway.com	111

Bridgeway Blue Chip 35 Index Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

	Rate^	Shares	Value
MONEY MARKET FUND - 3.45%
BlackRock FedFund	0.06%	10,626,817	$10,626,817

TOTAL MONEY MARKET FUND - 3.45%			10,626,817

(Cost $10,626,817)
TOTAL INVESTMENTS - 103.32%			$318,652,548
(Cost $260,576,252)
Liabilities in Excess of Other Assets - (3.32%)			(10,227,052)

NET ASSETS - 100.00%			$308,425,496

* Non-income producing security. ^ Rate disclosed as of December 31, 2010.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Market Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$308,025,731	$—	$—	$308,025,731
Money Market Fund	—	10,626,817	—	10,626,817

TOTAL	$308,025,731	$10,626,817	$—	$318,652,548

See Notes to Financial Statements.

112	Semi-Annual Report | December 31, 2010 (Unaudited)

Managed Volatility Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2010

Dear Fellow Managed Volatility Fund Shareholder:

For the December 31, 2010 quarter, Managed Volatility Fund rose 5.02%, outperforming the Managed Volatility Benchmark (+4.20%) and the primary market benchmark, the Bloomberg/EFFAS US Government 1-3 Year Total Return Bond Index (BBI) (-0.17%). It lagged its peer benchmark, the Lipper Balanced Funds Index (+6.03%) and the equity-only S&P 500 Index (+10.76%). Given the lower volatility of our fund relative to the S&P 500, we are quite happy with our quarterly performance.

For the six-month “semi-annual” period ending December 31, 2010, our Fund was up 11.49% and again beat the Managed Volatility Benchmark (+9.57%) and the primary market benchmark, the Bloomberg/EFFAS US Government 1-3 Year Total Return Bond Index (+0.44%). As was the case for the quarter, it underperformed Lipper Balanced Funds Index (+14.95%) and the S&P 500 Index (+23.27%). It was a mixed six-month period, but we are generally pleased that we achieved our volatility objective of capturing 40% of the return of the S&P 500 Index (40% or more in up markets, 40% or less in declining markets). The equity markets as a whole rebounded nicely from a summer slump in the September to December period when the sovereign debt crisis threatened contagion across Europe; ultimately, investors were rewarded for their patience and confidence.

For the calendar year ended December 31, 2010 , our Fund was up 5.41%, outperforming the Bloomberg/EFFAS US Government 1-3 Year Total Return Bond Index (+2.40%). We did underperform the Managed Volatility Benchmark (+7.47%), the Lipper Balanced Funds Index (+11.90%) and the S&P 500 Index (+15.06%). For the full year, we are somewhat disappointed with our performance; we failed to achieve our volatility objective of capturing 40% of the S&P 500 Index return. We are still well ahead of that goal for the longer five-year and inception-to-date periods.

Our hybrid Fund invests in equities, fixed-income, options and derivatives. Our strategy is designed to produce a lower level of volatility versus the overall stock market, more in line with the level of risk more commonly associated with bond funds. The Fund may perform poorly relative to the stock market during sharply rising markets and conversely look good relative to a sharply declining market. In essence, we are “managing” volatility to provide a Fund with more stable returns over a wide range of fixed-income and equity market environments.

The table below presents our December quarter, six-month, one-year, five-year and life-to-date financial results according to the formula required by the SEC. A graph of quarterly performance since inception appears on the following page.

	Dec. Qtr. 10/1/10 to 12/31/10	6 Month 7/1/10 to 12/31/10	1 Year 1/1/10 to 12/31/10	5 Year 1/1/06 to 12/31/10	Life-to-Date 6/30/01 to 12/31/10

Managed Volatility Fund	5.02%	11.49%	5.41%	1.66%	3.51%
Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index	-0.17%	0.44%	2.40%	4.21%	3.74%
S&P 500 Index	10.76%	23.27%	15.06%	2.29%	2.23%
Managed Volatility Benchmark	4.20%	9.57%	7.47%	3.46%	3.16%
Lipper Balanced Funds Index	6.03%	14.95%	11.90%	3.91%	4.09%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Managed Volatility Benchmark is a combined index, of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% reflects the Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index (transparent benchmark for the total return of the 1-3 year U.S. Government bond market). The Lipper Balanced Funds

www.bridgeway.com	113

Managed Volatility Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Index is an index of balanced funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2010, the Managed Volatility Fund ranked 504th of 510 Mixed-Asset Target Allocation Moderate funds for the calendar year ended December 31, 2010, 359th of 392 for the past five years and 122nd of 199 funds since inception on June 30, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

According to data from Morningstar as of December 31, 2010, the Managed Volatility Fund ranked 1,041st of 1,074 Moderate Allocation funds for the calendar year ended December 31, 2010, and 659th of 736 funds for five years. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

Managed Volatility Fund vs. S&P 500 Index, Bloomberg/EFFAS Bond Index, Lipper Balanced Funds Index & Managed Volatility Benchmark from Inception 6/30/01 to 12/31/10

Detailed Explanation of Quarterly Performance

The Short Version: Energy was a strong contributor in the quarter, while Information Technology was the biggest drag on performance.

Oil soared to a 25-month high, over $90/barrel, on a better outlook for global growth as energy giants looked to expand exploration and production in 2011. As such, three energy holdings made the list of top contributors; combined, they added over a percent-and-a-quarter to the return of the Fund. Information Technology, Financial, and Consumer Discretionary also placed two stocks each on the best performers list.

These are the Fund’s ten best-contributing stocks for the quarter ended December 31, 2010:

114	Semi-Annual Report | December 31, 2010 (Unaudited)

Managed Volatility Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Rank	Description	Industry	% Contribution to Return
1	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	0.8%
2	Seagate Technology PLC	Computers & Peripherals	0.3%
3	Travelers Cos., Inc.	Insurance	0.3%
4	AutoZone, Inc.	Specialty Retail	0.3%
5	Wells Fargo & Co.	Commercial Banks	0.3%
6	SanDisk Corp.	Computers & Peripherals	0.3%
7	Eaton Corp.	Machinery	0.3%
8	Chevron Corp.	Oil, Gas & Consumable Fuels	0.3%
9	Comcast Corp.	Media	0.2%
10	Halliburton Co.	Energy Equipment & Services	0.2%

Someone has to supply all those smartphones and tablets with flash memory cards. So it might as well be SanDisk. Recently a top analyst “conservatively” predicted tablet sales of 50 million in 2011, and SanDisk is taking advantage of the enhanced demand. In its most recent quarter, the company reported earnings growth of 39%. Even more impressively, revenues surged by 32%; the performance is, thus not merely the result of cost-cutting measures (as is so often the case these days), but it has come from solid sales activity. During the quarter, analysts from Raymond James and Robert W. Baird both upgraded the stock. SanDisk was the sixth best contributor for the December quarter and contributed over a quarter-of-a-percent to the Fund’s return.

Information Technology companies were a mixed bag this past quarter as two related holdings made the ten best contributors list, but five others were among the Fund’s poorest contributors. In certain cases, corporations have limited technology purchases in order to keep costs in check and make earning looks stronger. The delayed activity has hindered Information Technology companies, many of which are still expecting a major surge in upgrades, but continue to wait out the economic uncertainty for another quarter or two (and hopefully not much longer). The five Information Technology holdings on the worst contributors list cost the Fund about three-quarters-of-a-percent in return.

These are the Fund’s ten worst-contributing stocks for the quarter ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Cirrus Logic, Inc.	Semiconductors & Semiconductor Equipment	-0.3%
2	Sanmina-SCI Corp.	Electronic Equipment, Instruments & Components	-0.2%
3	Lexmark International, Inc.	Computers & Peripherals	-0.2%
4	Cisco Systems, Inc.	Communications Equipment	-0.1%
5	Big Lots, Inc.	Multiline Retail	-0.1%
6	Berkshire Hathaway, Inc.	Insurance	-0.1%
7	Archer-Daniels-Midland Co.	Food Products	0.0%
8	US Airways Group, Inc.	Airlines	0.0%
9	Visa, Inc.	IT Services	0.0%
10	Bristol-Myers Squibb Co.	Pharmaceuticals	0.0%

Yes, earnings do matter to investors (a lot). In October, printer maker Lexmark disappointed investors with a weaker than expected earnings report that showed lackluster revenue growth and a large buildup in inventories. The company also announced that its CEO was stepping down. Its stock plummeted almost 20% on the earnings news, and some analysts questioned the company’s ability to compete with larger rivals like HP. For the three month period ended December 31, 2010, Lexmark was among the worst contributing holdings in the Fund as its stock price fell over 20% for the quarter.

Detailed Explanation of Calendar Year Performance

The Short Version: Consumer Discretionary stocks gave the Fund a nice boost, while Information Technology stocks hurt returns.

www.bridgeway.com	115

Managed Volatility Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Calendar year 2010 could be deemed “the return of the consumer” as retailers reported their best holiday season since the beginning of the economic downturn. Three Consumer Discretionary companies highlighted the list of top ten contributing stocks; combined, they enhanced performance of the Fund by about one-and-a-half percent.

These are the Fund’s ten best-contributing stocks for the calendar year ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	AutoZone, Inc.	Specialty Retail	0.7%
2	Apple, Inc.	Computers & Peripherals	0.7%
3	Travelers Cos., Inc.	Insurance	0.6%
4	Eaton Corp.	Machinery	0.6%
5	Chevron Corp.	Oil, Gas & Consumable Fuels	0.5%
6	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	0.5%
7	Valassis Communications, Inc.	Media	0.5%
8	Union Pacific Corp.	Road & Rail	0.4%
9	American Greetings Corp.	Household Durables	0.4%
10	Citrix Systems, Inc.	Software	0.4%

AutoZone’s shares climbed throughout the calendar year as the auto parts supplier continued to benefit from the resurgence of the auto industry. Ford has rebounded nicely from the recession, and “new and improved” GM went public to strong investor demand. The rebound in the auto industry has definitely benefited parts suppliers to a great degree. AutoZone has experienced earnings per share (EPS) growth of over 20% for the past eight quarters. Additionally, net sales jumped 12.7% in its most recent quarterly report. For the 12 month period, the stock surged over 70% and was the top contributor to the Fund.

As was the case for the quarter, Information Technology companies dominated the list of negative contributors; six related holdings were among the top detractors to performance. Combined, they cost the Fund over two-and-a-quarter percent in return. Two Health Care companies also made the worst contributors list as uncertainties persisted throughout the year over industry reform.

These are the Fund’s ten worst-contributing stocks for the calendar year ended December 31, 2010:

Rank	Description	Industry	% Contribution to Return
1	Unisys Corp.	IT Services	-0.6%
2	Sanmina-SCI Corp.	Electronic Equipment, Instruments & Components	-0.6%
3	Fuel Systems Solutions, Inc.	Auto Components	-0.4%
4	Seagate Technology PLC	Computers & Peripherals	-0.4%
5	Cisco Systems, Inc.	Communications Equipment	-0.4%
6	Monsanto Co.	Chemicals	-0.3%
7	Gilead Sciences, Inc.	Biotechnology	-0.2%
8	Veeco Instruments, Inc.	Semiconductors & Semiconductor Equipment	-0.2%
9	Visa, Inc.	IT Services	-0.2%
10	Baxter International, Inc.	Health Care Equipment & Supplies	-0.1%

While corporate earnings season generally has been met with positive investor reaction since mid-2009, many analysts have claimed that the stellar quarters have been the result of significant cost-cutting measures. Technology companies like Unisys have struggled as businesses slash IT budgets in an attempt to make their bottom lines look better to investors and analysts. In its most recent quarter, Unisys reported a 54% profit decline on weak server sales; investors reacted accordingly. Its stock fell almost 20% in one day and dropped over 40% for calendar year 2010. Earlier in the year, the multinational company suffered from negative economic developments in Venezuela. Unisys cost the Fund over half-a-percent in return and was the worst contributor to its overall performance.

116	Semi-Annual Report | December 31, 2010 (Unaudited)

Managed Volatility Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Background on Fixed Income Securities Strategy

Our fixed income approach has always been quite conservative, a strategy that has served the Fund well as we attempt to minimize interest rate and credit risk. During the year, as the sovereign debt crisis emerged throughout Europe, many investors shied away from risky assets and demonstrated a flight-to-quality to the safe haven of short-term treasuries. All of our fixed income holdings are now in short duration US Government Bills and Notes, which performed in line with our expectations for the semi-annual period.

Top Ten Holdings as of December 31, 2010

Three of the Fund’s top contributors for the December 2010 quarter were also among the largest holdings at the end of the calendar year (Exxon Mobil, Travelers, and Chevron). The Fund was broadly diversified; no single holding accounted for greater than 3% of the net assets. The ten largest positions represented just over 15% of the total assets of the Fund.

Rank	Description	Industry	% of Net Assets
1	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	3.0%
2	Travelers Cos., Inc.	Insurance	2.6%
3	Procter & Gamble Co.	Household Products	1.8%
4	Cirrus Logic, Inc.	Semiconductors & Semiconductor Equipment	1.6%
5	Berkshire Hathaway, Inc.	Insurance	1.5%
6	JPMorgan Chase & Co.	Diversified Financial Services	1.2%
7	Northrop Grumman Corp.	Aerospace & Defense	1.1%
8	Chevron Corp.	Oil, Gas & Consumable Fuels	1.0%
9	US Airways Group, Inc.	Airlines	0.9%
10	Cisco Systems, Inc.	Communications Equipment	0.9%
	Total		15.6%

Industry Sector Representation as of December 31, 2010

As of December 31, 2010, equities comprised 57.4% of the Fund’s overall allocation. Information Technology and Financials represented the largest allocations. IT was a mixed bag, as many companies have yet to enhance their budgets in the aftermath of the economic downturn, though anything related to tablets and smart-phones has benefited from the significant demand. Many Financials continue to rebound from the debacle as lending activity picks up, but plenty of economic uncertainties remain.

We curtailed our exposure to the potentially higher yielding corporate bond markets in favor of safer, short-duration US Treasuries. Finally, we utilized the options markets a great deal to generate additional income by selling puts and calls, a strategy that can be quite effective when premiums are high in volatile equity market environments.

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Managed Volatility Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Asset Type	% of Net Assets
Common Stock	57.4%
Consumer Discretionary	4.9%
Consumer Staples	6.8%
Energy	7.3%
Financials	10.9%
Health Care	4.3%
Industrials	7.4%
Information Technology	11.6%
Materials	1.4%
Telecommunication Services	1.0%
Utilities	1.8%
U.S. Government Obligations	41.1%
Corporate Notes	0.0%
Covered Call Options Written	-1.3%
Put Options Written	-0.6%
Money Market Funds	3.1%
Other Assets in Excess of Liabilities	0.3%
Total	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2010, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Up to 75% of Fund assets may be invested in options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance a bond issuer will fail to pay interest and principal. Prepayment risk is the chance a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

In closing, we would like to thank you for your continued investment in the Managed Volatility Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

118	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Managed Volatility Fund SCHEDULE 0F INVESTMENTS

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 57.44%
Aerospace & Defense - 2.36%
	General Dynamics Corp.	1,400	$99,344
	Honeywell International, Inc.	2,100	111,636
	Lockheed Martin Corp.#	1,670	116,750
	Northrop Grumman Corp.#	5,300	343,334
	United Technologies Corp.	940	73,997

			745,061

Air Freight & Logistics - 0.35%
	FedEx Corp.	1,200	111,612

Airlines - 0.95%
	US Airways Group, Inc.*#	30,000	300,300

Beverages - 1.38%
	Brown-Forman Corp., Class B	2,950	205,379
	Coca-Cola Co. (The)	2,500	164,425
	PepsiCo, Inc.	1,000	65,330

			435,134

Biotechnology - 0.56%
	Gilead Sciences, Inc.*#	4,900	177,576

Capital Markets - 1.25%
	Ameriprise Financial, Inc.	2,080	119,704
	Bank of New York Mellon Corp. (The)#	1,832	55,326
	Charles Schwab Corp. (The)#	5,000	85,550
	Franklin Resources, Inc.	300	33,363
	Morgan Stanley#	1,500	40,815
	State Street Corp.	1,300	60,242

			395,000

Chemicals - 0.84%
	Dow Chemical Co. (The)	3,900	133,146
	Monsanto Co.	500	34,820
	Sherwin-Williams Co. (The)	600	50,250
	Sigma-Aldrich Corp.	700	46,592

			264,808

Commercial Banks - 1.65%
	Comerica, Inc.#	2,600	109,824
	KeyCorp	3,700	32,745
	Marshall & Ilsley Corp.#	2,500	17,300
	US Bancorp	4,100	110,577
	Wells Fargo & Co.#	8,071	250,120

			520,566

Industry	Company	Shares	Value

Communications Equipment - 1.18%
	Cisco Systems, Inc.*#	14,100	$285,243
	Juniper Networks, Inc.*#	2,400	88,608

			373,851

Computers & Peripherals - 1.92%
	Apple, Inc.*	800	258,048
	Lexmark International, Inc., Class A*#	7,300	254,186
	SanDisk Corp.*#	1,900	94,734

			606,968

Consumer Finance - 0.73%
	American Express Co.#	2,200	94,424
	Capital One Financial Corp.#	3,200	136,192

			230,616

Diversified Financial Services - 1.71%
	Bank of America Corp.#	10,800	144,072
	Citigroup, Inc.*	5,100	24,123
	JPMorgan Chase & Co.#	8,800	373,296

			541,491

Diversified Telecommunication Services - 0.68%
	AT&T, Inc.	5,400	158,652
	Frontier Communications Corp.	672	6,539
	Verizon Communications, Inc.	1,400	50,092

			215,283

Electric Utilities - 0.45%
	American Electric Power Co., Inc.	1,600	57,568
	Exelon Corp.	1,100	45,804
	Progress Energy, Inc.	900	39,132

			142,504

Electrical Equipment - 0.20%
	Emerson Electric Co.	1,100	62,887

Electronic Equipment, Instruments & Components - 0.67%
	Corning, Inc.#	4,500	86,940
	FLIR Systems, Inc.*	1,200	35,700
	Power-One, Inc.*#	6,000	61,200
	Sanmina-SCI Corp.*#	2,500	28,700

			212,540

www.bridgeway.com	119

Bridgeway Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Energy Equipment & Services - 0.88%
	Halliburton Co.#	5,500	$224,565
	National Oilwell Varco, Inc.	800	53,800

			278,365

Food & Staples Retailing - 1.76%
	CVS Caremark Corp.	6,900	239,913
	Kroger Co. (The)	1,000	22,360
	Safeway, Inc.#	4,700	105,703
	Wal-Mart Stores, Inc.	3,500	188,755

			556,731

Food Products - 1.27%
	Archer-Daniels-Midland Co.#	4,000	120,320
	General Mills, Inc.#	2,400	85,416
	Kraft Foods, Inc., Class A	2,200	69,322
	Mead Johnson Nutrition Co.#	2,016	125,496

			400,554

Health Care Equipment & Supplies - 0.90%
	Baxter International, Inc.#	3,000	151,860
	Becton Dickinson & Co.	220	18,594
	CR Bard, Inc.	500	45,885
	Stryker Corp.	1,260	67,662

			284,001

Health Care Providers & Services - 1.03%
	Express Scripts, Inc.*	1,500	81,075
	Laboratory Corp. of America Holdings*#	800	70,336
	Medco Health Solutions, Inc.*	1,400	85,778
	Quest Diagnostics, Inc.	800	43,176
	UnitedHealth Group, Inc.	1,300	46,943

			327,308

Hotels, Restaurants & Leisure - 0.22%
	McDonald’s Corp.	900	69,084

Household Products - 2.41%
	Colgate-Palmolive Co.	1,500	120,555
	Kimberly-Clark Corp.	1,000	63,040
	Procter & Gamble Co. (The)#	9,000	578,970

			762,565

Independent Power Producers & Energy Traders - 0.23%
	AES Corp. (The)*	6,100	74,298

Industrial Conglomerates - 1.02%
	3M Co.#	2,800	241,640

Industry	Company	Shares	Value

Industrial Conglomerates (continued)
	General Electric Co.	4,500	$82,305

			323,945

Insurance - 5.41%
	Aflac, Inc.	800	45,144
	AON Corp.	2,500	115,025
	Berkshire Hathaway, Inc., Class B*#	6,000	480,660
	Chubb Corp.	2,500	149,100
	Principal Financial Group, Inc.#	1,000	32,560
	Progressive Corp. (The)#	4,020	79,877
	Travelers Cos., Inc. (The)#	14,500	807,795

			1,710,161

Internet & Catalog Retail - 0.57%
	Amazon.com, Inc.*	1,000	180,000

Internet Software & Services - 0.64%
	eBay, Inc.*	3,000	83,490
	Google, Inc., Class A*	200	118,794

			202,284

IT Services - 2.14%
	Automatic Data Processing, Inc.	800	37,024
	Cognizant Technology
	Solutions Corp., Class A*	1,000	73,290
	International Business Machines Corp.	1,200	176,112
	Paychex, Inc.	500	15,455
	Teradata Corp.*#	6,200	255,192
	Visa, Inc., Class A	1,300	91,494
	Western Union Co. (The)	1,500	27,855

			676,422

Leisure Equipment & Products - 0.22%
	Hasbro, Inc.	1,500	70,770

Life Sciences Tools & Services - 0.21%
	Thermo Fisher Scientific, Inc.*	1,200	66,432

Machinery - 1.44%
	Danaher Corp.#	3,000	141,510
	Eaton Corp.	2,400	243,624
	Flowserve Corp.#	600	71,532

			456,666

Media - 1.74%
	Comcast Corp., Class A#	10,950	240,571

120	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Media (continued)
	News Corp., Class A#	11,800	$171,808
	Omnicom Group, Inc.	1,000	45,800
	Time Warner, Inc.#	2,833	91,138

			549,317

Metals & Mining - 0.18%
	Alcoa, Inc.	600	9,234
	United States Steel Corp.+	800	46,736

			55,970

Multiline Retail - 0.89%
	Big Lots, Inc.*#	6,300	191,898
	Sears Holdings Corp.*#+	1,200	88,500

			280,398

Multi-Utilities - 1.08%
	Dominion Resources, Inc.#	2,620	111,926
	Public Service Enterprise Group, Inc.#	2,600	82,706
	Sempra Energy#	2,800	146,944

			341,576

Oil, Gas & Consumable Fuels - 6.44%
	Anadarko Petroleum Corp.	1,000	76,160
	Apache Corp.	500	59,615
	Chesapeake Energy Corp.	1,000	25,910
	Chevron Corp.	3,378	308,242
	ConocoPhillips#	2,687	182,985
	EOG Resources, Inc.#	1,500	137,115
	Exxon Mobil Corp.#	13,000	950,560
	Occidental Petroleum Corp.	1,200	117,720
	Peabody Energy Corp.	1,200	76,776
	Spectra Energy Corp.#	4,050	101,210

			2,036,293

Paper & Forest Products - 0.39%
	International Paper Co.#	4,500	122,580

Pharmaceuticals - 1.62%
	Allergan, Inc.	1,900	130,473
	Bristol-Myers Squibb Co.#	5,579	147,732
	Merck & Co., Inc.#	2,800	100,912
	Pfizer, Inc.	7,600	133,076

			512,193

Road & Rail - 0.82%
	Union Pacific Corp.#	2,800	259,448

Semiconductors & Semiconductor Equipment - 3.17%
	Broadcom Corp., Class A#	3,500	152,425
	Cirrus Logic, Inc.*#	31,000	495,380
	Intel Corp.#	7,500	157,725

Industry	Company	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
	Texas Instruments, Inc.#	6,070	$197,275

			1,002,805
Software - 1.88%
	BMC Software, Inc.*	520	24,513
	Citrix Systems, Inc.*	1,400	95,774
	Intuit, Inc.*#	3,100	152,830
	Microsoft Corp.#	4,400	122,848
	Oracle Corp.#	6,360	199,068

			595,033
Specialty Retail - 0.87%
	AutoZone, Inc.*	900	245,331
	Staples, Inc.	1,250	28,463

			273,794
Textiles, Apparel & Luxury Goods - 0.40%
	NIKE, Inc., Class B	1,500	128,130

Thrifts & Mortgage Finance - 0.19%
	Hudson City Bancorp, Inc.	4,800	61,152

Trading Companies & Distributors - 0.22%
	W.W. Grainger, Inc.	500	69,055

Wireless Telecommunication Services - 0.32%
	American Tower Corp., Class A*	1,500	77,460
	Sprint Nextel Corp.*	6,000	25,380

			102,840

TOTAL COMMON STOCKS - 57.44%			18,166,367

(Cost $14,298,962)

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 41.16%
U.S. Treasury Bills - 30.03%
01/20/2011	0.132%(a)	$1,500,000	1,499,904
01/27/2011	0.127%(a)	1,500,000	1,499,851
02/03/2011	0.125%(a)	1,000,000	999,878
03/03/2011	0.175%(a)	2,500,000	2,499,500
03/31/2011	0.176%(a)	1,500,000	1,499,547
04/28/2011	0.170%(a)	1,500,000	1,499,343

			9,498,023

U.S. Treasury Notes - 11.13%
04/30/2011	4.875%	1,200,000	1,218,140
08/31/2011	4.625%	300,000	308,602
12/31/2011	1.000%	200,000	201,305
04/30/2012	4.500%	300,000	316,512

www.bridgeway.com	121

Bridgeway Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value

U.S. Government Obligations (continued)
U.S. Treasury Notes (continued)
07/15/2012	1.500%	$200,000	$203,321
08/15/2012	1.750%	300,000	306,164
11/30/2012	3.375%	300,000	316,195
12/31/2012	3.625%	200,000	212,125
11/15/2013	4.250%	200,000	218,828
02/15/2015	4.000%	200,000	219,109

			3,520,301

TOTAL U.S. GOVERNMENT OBLIGATIONS - 41.16%			13,018,324

(Cost $12,895,058)

	Rate^	Shares	Value

MONEY MARKET FUND - 3.07%
BlackRock FedFund	0.06%	973,103	973,103

TOTAL MONEY MARKET FUND — 3.07%			973,103

(Cost $973,103)

TOTAL INVESTMENTS - 101.67%			$32,157,794
(Cost $28,167,123)
Liabilities in Excess of Other Assets - (1.67%)			(529,326)

NET ASSETS - 100.00%			$31,628,468

*     Non-income producing security.

#    Security subject to call option written by the Fund.

^    Rate disclosed as of December 31, 2010.

+    This security or a portion of the security is out on loan at December 31, 2010. Total loaned securities had a market value of $117,710 at December 31, 2010.

(a)  Rate represents the effective yield at purchase.

ADR - American Depositary Receipt

See Notes to Financial Statements.

122	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Company	Number of Contracts	Value
CALL OPTIONS WRITTEN - (1.28%)
3M Co.
Expiring January, 2011 at $90.00	7	$(182)
Expiring April, 2011 at $90.00	10	(1,990)

		(2,172)
American Express Co.
Expiring January, 2011 at $40.00	7	(2,093)
Archer-Daniels-Midland Co.
Expiring January, 2011 at $34.00	10	(120)
Expiring March, 2011 at $30.00	15	(2,250)

		(2,370)
Bank of America Corp.
Expiring April, 2011 at $14.00	25	(1,900)
Bank of New York Mellon Corp. (The)
Expiring January, 2011 at $26.00	8	(3,440)
Baxter International, Inc.
Expiring February, 2011 at $52.50	10	(870)
Berkshire Hathaway, Inc., Class B
Expiring January, 2011 at $90.00	60	(240)
Big Lots, Inc.
Expiring January, 2011 at $35.00	15	(150)
Expiring April, 2011 at $32.50	35	(4,725)

		(4,875)
Bristol-Myer Squibb Co.
Expiring January, 2011 at $28.00	15	(30)
Broadcom Corp., Class A
Expiring February, 2011 at $44.00	10	(2,060)
Capital One Financial Corp.
Expiring March, 2011 at $43.00	12	(2,916)
Charles Schwab Corp. (The)
Expiring January, 2011 at $15.00	15	(3,225)
Cirrus Logic, Inc.
Expiring January, 2011 at $14.00	185	(38,850)
Expiring March, 2011 at $15.00	125	(26,125)

		(64,975)
Cisco Systems, Inc.
Expiring January, 2011 at $22.50	35	(140)
Expiring February, 2011 at $20.00	35	(3,290)
Expiring March, 2011 at $20.00	35	(4,025)

		(7,455)
Comcast Corp., Class A
Expiring January, 2011 at $19.00	25	(7,500)
Comerica, Inc.
Expiring January, 2011 at $37.50	10	(5,330)
ConocoPhillips
Expiring February, 2011 at $62.50	10	(6,250)

Company	Number of Contracts	Value

Corning, Inc.
Expiring February, 2011 at $19.00	12	$(1,164)
Danaher Corp.
Expiring March, 2011 at $48.00	10	(1,400)
Dominion Resources, Inc.
Expiring January, 2011 at $45.00	7	(35)
EOG Resources, Inc.
Expiring January, 2011 at $105.00	6	(36)
Exxon Mobil Corp.
Expiring January, 2011 at $65.00	80	(66,000)
Flowserve Corp.
Expiring April, 2011 at $120.00	6	(4,320)
General Mills, Inc.
Expiring January, 2011 at $37.50	7	(70)
Gilead Sciences, Inc.
Expiring February, 2011 at $38.00	15	(1,185)
Halliburton Co.
Expiring January, 2011 at $35.00	10	(6,050)
Expiring January, 2011 at $36.00	10	(5,200)

		(11,250)
Intel Corp.
Expiring January, 2011 at $20.00	10	(1,200)
International Paper Co.
Expiring January, 2011 at $22.50	15	(7,500)
Intuit, Inc.
Expiring January, 2011 at $47.50	8	(1,800)
JPMorgan Chase & Co.
Expiring January, 2011 at $40.00	15	(4,020)
Juniper Networks, Inc.
Expiring April, 2011 at $36.00	7	(2,240)
Laboratory Corp of America Holdings
Expiring February, 2011 at $85.00	5	(2,350)
Lexmark International, Inc., Class A
Expiring January, 2011 at $37.00	8	(280)
Expiring April, 2011 at $34.00	37	(12,210)
Expiring April, 2011 at $40.00	8	(840)

		(13,330)
Lockheed Martin Corp.
Expiring January, 2011 at $75.00	8	(40)
Marshall & Ilsley Corp.
Expiring March, 2011 at $6.00	25	(2,500)
Mead Johnson Nutrition Co.
Expiring February, 2011 at $65.00	7	(1,190)
Merck & Co. Inc
Expiring January, 2011 at $38.00	8	(80)

www.bridgeway.com	123

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Company	Number of Contracts	Value
Call Options Written (continued)
Microsoft Corp.
Expiring January, 2011 at $26.00	11	$(2,222)
Morgan Stanley
Expiring January, 2011 at $26.00	7	(1,092)
News Corp., Class A
Expiring January, 2011 at $14.00	27	(2,160)
Northrop Grumman Corp.
Expiring February, 2011 at $60.00	45	(25,200)
Oracle Corp.
Expiring March, 2011 at $29.00	15	(4,110)
Power-One, Inc.
Expiring January, 2011 at $9.00	60	(8,100)
Principal Financial Group, Inc.
Expiring January, 2011 at $27.00	6	(3,540)
Procter & Gamble Co. (The)
Expiring April, 2011 at $62.50	66	(19,602)
Expiring April, 2011 at $65.00	8	(1,216)

		(20,818)
Progressive Corp. (The)
Expiring February, 2011 at $20.00	12	(540)
Public Service Enterprise Group, Inc.
Expiring March, 2011 at $35.00	8	(80)
Safeway, Inc.
Expiring January, 2011 at $21.00	12	(2,040)
SanDisk Corp.
Expiring January, 2011 at $50.00	7	(1,239)
Sanmina-SCI Corp.
Expiring April, 2011 at $10.00	25	(5,750)
Sears Holdings Corp.
Expiring March, 2011 at $67.50	8	(6,680)
Sempra Energy
Expiring January, 2011 at $55.00	7	(105)
Expiring April, 2011 at $50.00	10	(3,700)

		(3,805)
Spectra Energy Corp.
Expiring March, 2011 at $24.00	12	(1,800)
Teradata Corp.
Expiring January, 2011 at $40.00	15	(2,550)
Texas Instruments, Inc.
Expiring January, 2011 at $29.00	15	(5,175)
Time Warner, Inc.
Expiring January, 2011 at $32.00	10	(790)
Travelers Cos., Inc. (The)
Expiring April, 2011 at $55.00	110	(27,500)
Union Pacific Corp.
Expiring February, 2011 at $95.00	8	(1,864)
US Airways Group, Inc.
Expiring March, 2011 at $10.00	300	(28,200)

Company	Number of Contracts	Value

Wells Fargo & Co.
Expiring January, 2011 at $27.50	25	$(9,250)

TOTAL CALL OPTIONS WRITTEN — (1.28%)		(403,916)

(Premiums received $(327,561))

PUT OPTIONS WRITTEN - (0.57%)

Atmel Corp.
Expiring January, 2011 at $10.00	6	(60)
Expiring February, 2011 at $12.00	160	(12,800)

		(12,860)
Bristol-Myers Squibb Co.
Expiring January, 2011 at $26.00	130	(4,030)
Brush Engineered Materials, Inc.
Expiring March, 2011 at $35.00	60	(9,600)
Campbell Soup Co.
Expiring February, 2011 at $35.00	35	(3,500)
Chubb Corp.
Expiring January, 2011 at $55.00	60	(720)
Cognex Corp.
Expiring February, 2011 at $25.00	50	(1,750)
Colgate-Palmolive Co.
Expiring February, 2011 at $75.00	30	(2,250)
Complete Production Services, Inc.
Expiring January, 2011 at $25.00	75	(1,200)
Expiring April, 2011 at $25.00	35	(4,200)

		(5,400)
Deckers Outdoor Corp.
Expiring January, 2011 at $80.00	60	(20,400)
Finisar Corp.
Expiring March, 2011 at $25.00	120	(15,000)
Fossil, Inc.
Expiring February, 2011 at $70.00	20	(6,800)
International Business Machines Corp.
Expiring February, 2011 at $135.00	20	(1,880)
Lockheed Martin Corp.
Expiring March, 2011 at $65.00	55	(6,050)
McKesson Corp
Expiring February, 2011 at $67.50	40	(5,400)
Northrop Grumman Corp.
Expiring January, 2011 at $55.00	15	(150)
Expiring February, 2011 at $65.00	20	(4,500)

		(4,650)

124	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Company	Number of Contracts	Value
Put Options Written (continued)
Power-One, Inc.
Expiring February, 2011 at $10.00	200	$(17,000)
Raytheon Co.
Expiring January, 2011 at $46.00	75	(5,850)
RPC, Inc.
Expiring January, 2011 at $16.67	50	(3,000)
Expiring January, 2011 at $17.50	100	(6,000)

		(9,000)
Safeway, Inc.
Expiring January, 2011 at $20.00	140	(1,400)
Tata Motors, Ltd. - Sponsored ADR
Expiring January, 2011 at $30.00	75	(10,500)
Tenneco, Inc.
Expiring January, 2011 at $40.00	80	(7,600)
TriQuint Semiconductor, Inc.
Expiring January, 2011 at $12.00	265	(16,960)
TRW Automotive Holdings Corp.
Expiring January, 2011 at $45.00	60	(1,200)
United Rentals, Inc.
Expiring January, 2011 at $22.00	130	(6,500)
VF Corp.
Expiring February, 2011 at $75.00	20	(800)
Wal-Mart Stores, Inc.
Expiring March, 2011 at $52.50	40	(4,400)

TOTAL PUT OPTIONS WRITTEN — (0.57%)		(181,500)

(Premiums received $(285,070))

TOTAL OPTIONS WRITTEN — (1.85)%		$(585,416)

(Premiums received $(612,631))
Summary of inputs used to value the Fund’s investments as of December 31, 2010 are as follows (See Note 2 in Notes to Financial Statements):

Assets Table
Valuation Inputs
Investment in Securities (Market Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$18,166,367	$ —	$ —	$18,166,367
U.S. Government Obligations	—	13,018,324	—	13,018,324
Money Market Fund	—	973,103	—	973,103

TOTAL	$18,166,367	$13,991,427	$ —	$32,157,794

Liabilities Table
Valuation Inputs
Investment in Securities (Market Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Written Options	$(585,416)	$ —	$ —	$(585,416)

TOTAL	$(585,416)	$ —	$ —	$(585,416)

See Notes to Financial Statements.

www.bridgeway.com	125

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010 (Unaudited)

ASSETS	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market
Investments at value	$107,793,445	$241,529,920	$95,710,739	$416,661,197
Receivables:
Portfolio securities sold.	331,440	2,675,495	-	1,779,196
Fund shares sold	53,354	32,222	25,000	197,003
Dividends and interest	62,122	128,347	105,853	343,828
Reclaims receivable	1,406	2,113	-	-
Receivable from investment adviser	70,268	-	-	-
Deposits with brokers	-	-	-	-
Total return swap	1,234	2,991	26,124	65,045
Prepaid expenses.	17,952	36,535	8,240	34,978
Total assets	108,331,221	244,407,623	95,875,956	419,081,247

LIABILITIES
Payables:
Portfolio securities purchased	-	772,323	256,609	3,601,515
Fund shares redeemed	86,219	612,258	10,000	1,466,688
Due to Custodian	168,843	-	-	-
Accrued Liabilities:
Investment adviser fees	-	57,543	72,494	160,809
Administration fees	3,355	7,592	2,914	12,512
Directors’ fees	-	-	-	-
Other	45,557	182,848	20,928	114,757
Call options written at value	-	-	-	-
Put options written at value	-	-	-	-
Total liabilities	303,974	1,632,564	362,945	5,356,281
NET ASSETS	$108,027,247	$242,775,059	$95,513,011	$413,724,966

NET ASSETS REPRESENT
Paid-in capital	$167,841,198	$416,010,607	$85,412,136	$293,699,353
Undistributed (distributions in excess of) net investment income	986,271	(359,935)	218,698	2,474,785
Accumulated net realized gain (loss) on investments	(78,333,333)	(207,478,633)	(11,501,381)	4,903,142
Net unrealized appreciation on investments	17,533,111	34,603,020	21,383,558	112,647,686
NET ASSETS	$108,027,247	$242,775,059	$95,513,011	$413,724,966
Shares of common stock outstanding of $.001 par value*	3,048,510	17,234,091	3,286,383	28,019,417
Net asset value per share	$ 35.44	$ 14.09	$ 29.06	$ 14.77
Total investments at cost	$ 90,261,568	$206,929,891	$74,353,305	$304,078,556
Premiums received on call options written	$ -	$ -	$ -	$ -
Premiums received on put options written	$ -	$ -	$ -	$ -

*	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements.

126	Semi-Annual Report | December 31, 2010 (Unaudited)

Micro-Cap Limited	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Managed Volatility
$25,233,746	$2,527,411	$49,599,588	$103,204,930	$59,401,950	$26,999,081	$318,652,548	$32,157,794

59,038	-	497,527	2,475,985	804,260	48,194	2,609,017	39,131
91,057	-	4,058	5,212	275	39,500	602,594	14,840
22,600	3,339	31,952	122,002	25,347	28,983	290,710	38,456
-	-	-	-	-	-	-	-
7,652	6,805	-	-	-	-	11,103	-
-	-	-	-	-	-	-	48,541
3,663	-	4,309	3,712	1,368	-	-	-
9,916	104	10,964	13,192	10,409	10,452	30,558	12,313
25,427,672	2,537,659	50,148,398	105,825,033	60,243,609	27,126,210	322,196,530	32,311,075

209,853	-	-	213,787	420,800	-	13,179,490	-
-	-	152,184	163,513	137,337	78,976	560,845	59,714
-	1,365	68,082	2,182,982	247,800	-	-	-
-	-	17,021	45,801	20,685	6,563	-	9,935
763	76	1,577	3,330	1,863	831	8,776	990
-	200	-	-	-	-	-	-
17,428	13,852	36,510	67,167	37,395	20,547	21,923	26,552
-	-	-	-	-	-	-	403,916
-	-	-	-	-	-	-	181,500
228,044	15,493	275,374	2,676,580	865,880	106,917	13,771,034	682,607
$25,199,628	$2,522,166	$49,873,024	$103,148,453	$59,377,729	$27,019,293	$308,425,496	$31,628,468

$31,077,851	$2,148,349	$79,440,167	$159,360,254	$91,240,363	$26,143,218	$323,372,838	$35,280,253

198,106	166	19,604	461,657	(33,462)	(9,655)	12,067	86,429
(11,049,964)	165,550	(36,868,869)	(74,866,281)	(42,611,673)	(5,398,086)	(73,035,705)	(7,756,100)
4,973,635	208,101	7,282,122	18,192,823	10,782,501	6,283,816	58,076,296	4,017,886
$25,199,628	$2,522,166	$49,873,024	$103,148,453	$59,377,729	$27,019,293	$308,425,496	$31,628,468

3,620,826	213,520	4,525,725	7,550,308	4,779,437	1,995,840	41,989,111	2,796,451
$6.96	$11.81	$11.02	$13.66	$12.42	$13.54	$7.35	$11.31
$20,263,774	$2,319,310	$42,321,775	$85,015,819	$48,620,817	$20,715,265	$260,576,252	$28,167,123
$-	$-	$-	$-	$-	$-	$-	$327,561
$-	$-	$-	$-	$-	$-	$-	$285,070

www.bridgeway.com	127

STATEMENTS OF OPERATIONS
Six Months Ended December 31, 2010 (Unaudited)

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market
INVESTMENT INCOME
Dividends	$533,564	$1,464,287	$565,979	$ 2,507,362
Less: foreign taxes withheld	(3,663)	(12,930)	-	(303)
Interest	-	-	-	-
Securities lending.	62,610	144,014	114,555	1,290,253
Total Investment Income	592,511	1,595,371	680,534	3,797,312

EXPENSES
Investment advisory fees - Base fees	458,567	1,256,580	382,638	925,814
Investment advisory fees - Performance adjustment	(938,333)	(781,320)	-	-
Administration fees.	19,380	53,367	16,167	70,426
Accounting fees	28,245	41,494	28,829	58,469
Transfer agent fees	31,616	168,484	22,832	83,046
Professional fees	16,160	41,996	15,322	58,447
Custody fees	3,135	31	7,723	34,546
Blue sky fees	9,732	21,774	6,965	14,947
Directors’ and officers’ fees	8,748	25,057	7,270	31,571
Shareholder servicing fees	35,448	136,209	3,380	108,440
Reports to shareholders	13,032	43,239	3,506	37,733
Miscellaneous expenses	17,798	58,281	15,014	64,587
Total Expenses	(296,472)	1,065,192	509,646	1,488,026
Less investment advisory fees waived.	-	-	-	(99,304)
Less other fees waived.	-	-	-	-
Less expense reimbursed by investment adviser	-	-	-	-
Net Expenses	(296,472)	1,065,192	509,646	1,388,722
NET INVESTMENT INCOME (LOSS)	888,983	530,179	170,888	2,408,590

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	7,124,559	25,936,300	4,707,887	14,189,206
Written options	-	-	-	-
Futures contracts	-	-	-	-
Swaps	50,434	194,272	481,297	365,627
Net Realized Gain (Loss)	7,174,993	26,130,572	5,189,184	14,554,833
Change in Unrealized Appreciation (Depreciation) on:
Investments	18,815,328	35,568,222	15,592,647	73,693,191
Written options	-	-	-	-
Swaps	84,205	2,991	26,124	65,045
Net Change in Unrealized Appreciation (Depreciation)	18,899,533	35,571,213	15,618,771	73,758,236
Net Realized and Unrealized Gain on Investments	26,074,526	61,701,785	20,807,955	88,313,069
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,963,509	$62,231,964	$20,978,843	$90,721,659

See Notes to Financial Statements.

128	Semi-Annual Report | December 31, 2010 (Unaudited)

Micro-Cap Limited	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Managed Volatility

$124,707	$ 24,068	$129,527	$1,033,743	$369,432	$340,880	$2,885,495	$166,219
-	(41)	-	-	-	-	-	-
-	-	-	-	-	-	-	122,982
51,875	1,962	99,671	67,977	2,628	312	-	2,998
176,582	25,989	229,198	1,101,720	372,060	341,192	2,885,495	292,199

100,370	5,952	162,484	329,865	149,153	66,547	104,051	99,960
(162,608)	-	(33,211)	(54,945)	(23,928)	5,100	-	-
4,240	411	10,314	20,933	11,357	5,067	49,489	6,348
22,875	21,372	24,574	28,589	24,703	22,364	38,630	27,086
20,730	18,893	31,555	51,116	29,248	22,168	22,870	21,038
6,764	5,118	11,274	17,755	11,317	7,436	38,354	10,876
2,845	2,529	2,524	3,666	1,613	1,227	2,589	4,739
8,751	6,421	11,469	14,131	11,915	10,783	14,762	9,811
1,909	376	4,839	9,746	5,183	2,313	21,851	2,945
3,737	2	19,157	36,774	20,396	7,308	19,424	7,145
2,372	1,863	10,607	17,620	9,974	3,652	8,347	3,096
4,111	719	11,096	21,267	12,309	4,981	38,910	5,780
16,096	63,656	266,682	496,517	263,240	158,946	359,277	198,824
-	(5,952)	(11,925)	-	(12,314)	(47,175)	(104,051)	(42,220)
-	(11,250)	-	-	-	-	-	-
-	(36,714)	-	-	-	-	(59,903)	-
16,096	9,740	254,757	496,517	250,926	111,771	195,323	156,604
160,486	16,249	(25,559)	605,203	121,134	229,421	2,690,172	135,595

1,704,882	165,655	3,687,405	11,221,385	4,282,835	1,251,558	(3,024,462)	(156,223)
-	-	-	-	-	-	-	1,127,631
-	-	-	-	-	-	-	(673,964)
34,121	-	(29,890)	(123,769)	19,422	507	-	-
1,739,003	165,655	3,657,515	11,097,616	4,302,257	1,252,065	(3,024,462)	297,444

3,876,497	343,552	6,093,642	8,131,237	7,704,059	3,414,821	48,181,651	3,096,656
-	-	-	-	-	-	-	94,356
3,663	-	49,516	51,959	1,368	-	-	-
3,880,160	343,552	6,143,158	8,183,196	7,705,427	3,414,821	48,181,651	3,191,012
5,619,163	509,207	9,800,673	19,280,812	12,007,684	4,666,886	45,157,189	3,488,456

$5,779,649	$525,456	$9,775,114	$19,886,015	$12,128,818	$4,896,307	$47,847,361	$3,624,051

www.bridgeway.com	129

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Aggressive Investors 2

	Six Months Ended December 31, 2010	Year Ended June 30, 2010	Six Months Ended December 31, 2010	Year Ended June 30, 2010
	(Unaudited)		(Unaudited)
OPERATIONS
Net investment income	$888,983	$2,258,003	$530,179	$1,950,934
Net realized gain (loss) on investments	7,174,993	11,290,324	26,130,572	32,280,345
Net change in unrealized appreciation/(depreciation) on investments	18,899,533	(2,367,120)	35,571,213	8,446,736
Net increase/(decrease) in net assets resulting from operations.	26,963,509	11,181,207	62,231,964	42,678,015
DISTRIBUTIONS:
From net investment income.	(2,167,451)	(930,085)	(1,764,382)	(1,620,063)
Net decrease in net assets from distributions	(2,167,451)	(930,085)	(1,764,382)	(1,620,063)

SHARE TRANSACTIONS:
Proceeds from sale of shares	1,076,411	3,655,994	18,589,101	114,813,049
Reinvestment of distributions	2,051,684	881,283	1,678,100	1,413,787
Cost of shares redeemed	(12,904,546)	(37,615,713)	(141,252,668)	(237,848,301)
Redemption fees	-	-	-	-
Net increase/(decrease) in net assets from share transactions	(9,776,451)	(33,078,436)	(120,985,467)	(121,621,465)
Net increase/(decrease) in net assets.	15,019,607	(22,827,314)	(60,517,885)	(80,563,513)
NET ASSETS:
Beginning of period	93,007,640	115,834,954	303,292,944	383,856,457
End of period*	$108,027,247	$93,007,640	$242,775,059	$303,292,944

SHARES ISSUED & REDEEMED
Issued	34,136	119,698	1,533,925	9,531,170
Distributions reinvested	58,220	29,298	119,779	114,107
Redeemed	(404,985)	(1,255,542)	(11,492,609)	(19,605,918)
Net increase/(decrease)	(312,629)	(1,106,546)	(9,838,905)	(9,960,641)
Outstanding at beginning of period	3,361,139	4,467,685	27,072,996	37,033,637
Outstanding at end of period	3,048,510	3,361,139	17,234,091	27,072,996

* Including undistributed net investment income of:	$986,271	$2,264,739	$(359,935)	$874,268

[1]	Commencement of operations.

See Notes to Financial Statements.

130	Semi-Annual Report | December 31, 2010 (Unaudited)

Ultra-Small Company		Ultra-Small Company Market		Micro-Cap Limited		Small-Cap Momentum
Six Months Ended December 31, 2010	Year Ended June 30, 2010	Six Months Ended December 31, 2010	Year Ended June 30, 2010	Six Months Ended December 31, 2010	Year Ended June 30, 2010	Six Months Ended December 31, 2010	For the Period May 28, 2010[1] through June 30, 2010
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 170,888	$713,280	$ 2,408,590	$ 4,192,088	$ 160,486	$ 445,655	$ 16,249	$807
5,189,184	13,701,643	14,554,833	30,266,479	1,739,003	4,966,984	165,655	(105)

15,618,771	(1,347,400)	73,758,236	9,608,184	3,880,160	(1,140,437)	343,552	(135,451)

20,978,843	13,067,523	90,721,659	44,066,751	5,779,649	4,272,202	525,456	(134,749)

(632,748)	(837,589)	(4,111,396)	(5,060,400)	(401,927)	(300,332)	(16,890)	-
(632,748)	(837,589)	(4,111,396)	(5,060,400)	(401,927)	(300,332)	(16,890)	-

413,527	2,791,876	28,788,408	83,956,444	1,111,831	1,581,302	108,601	2,022,858
608,040	783,940	3,618,063	4,532,570	387,792	292,385	16,890	-
(7,436,296)	(7,932,551)	(48,978,139)	(126,816,712)	(2,403,647)	(9,838,747)	-	-
-	-	18,182	66,739	-	-	-	-
(6,414,729)	(4,356,735)	(16,553,486)	(38,260,959)	(904,024)	(7,965,060)	125,491	2,022,858
13,931,366	7,873,199	70,056,777	745,392	4,473,698	(3,993,190)	634,057	1,888,109

81,581,645	73,708,446	343,668,189	342,922,797	20,725,930	24,719,120	1,888,109	-
$95,513,011	$81,581,645	$413,724,966	$ 343,668,189	$25,199,628	$20,725,930	$2,522,166	$1,888,109

14,885	120,490	2,231,846	6,969,210	167,372	295,049	9,697	202,374
21,208	34,611	251,429	393,794	56,612	54,448	1,449	-
(306,291)	(327,820)	(3,795,896)	(10,690,345)	(390,640)	(1,766,430)	-	-
(270,198)	(172,719)	(1,312,621)	(3,327,341)	(166,656)	(1,416,933)	11,146	202,374
3,556,581	3,729,300	29,332,038	32,659,379	3,787,482	5,204,415	202,374	-
3,286,383	3,556,581	28,019,417	29,332,038	3,620,826	3,787,482	213,520	202,374

$ 218,698	$680,558	$ 2,474,785	$ 4,177,591	$ 198,106	$ 439,547	$ 166	$807

www.bridgeway.com	131

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Small-Cap Growth		Small-Cap Value
	Six Months Ended December 31, 2010	Year Ended June 30, 2010	Six Months Ended December 31, 2010	Year Ended June 30, 2010
	(Unaudited)		(Unaudited)

OPERATIONS
Net investment income (loss)	$(25,559)	$139,914	$ 605,203	$863,013
Net realized gain (loss) on investments	3,657,515	13,339,052	11,097,616	16,392,876
Net change in unrealized appreciation/(depreciation) on investments	6,143,158	(6,778,228)	8,183,196	8,117,075
Net increase in net assets resulting from operations	9,775,114	6,700,738	19,886,015	25,372,964

DISTRIBUTIONS:
From net investment income.	(107,719)	(252,145)	(557,827)	(806,731)
Net decrease in net assets from distributions	(107,719)	(252,145)	(557,827)	(806,731)

SHARE TRANSACTIONS:
Proceeds from sale of shares	1,494,999	16,264,411	2,349,233	14,406,868
Reinvestment of distributions	103,847	235,833	518,027	705,905
Cost of shares redeemed	(18,404,602)	(37,633,988)	(27,747,865)	(63,207,015)
Net increase/(decrease) in net assets from share transactions	(16,805,756)	(21,133,744)	(24,880,605)	(48,094,242)
Net increase/(decrease) in net assets.	(7,138,361)	(14,685,151)	(5,552,417)	(23,528,009)
NET ASSETS:
Beginning of period	57,011,385	71,696,536	108,700,870	132,228,879
End of period*	$49,873,024	$57,011,385	$103,148,453	$108,700,870

SHARES ISSUED & REDEEMED
Issued	153,076	1,683,629	189,334	1,267,266
Distributions reinvested	9,466	24,464	38,515	61,490
Redeemed	(1,871,052)	(3,944,414)	(2,171,322)	(5,423,838)
Net increase/(decrease)	(1,708,510)	(2,236,321)	(1,943,473)	(4,095,082)
Outstanding at beginning of period	6,234,235	8,470,556	9,493,781	13,588,863
Outstanding at end of period	4,525,725	6,234,235	7,550,308	9,493,781

* Including undistributed net investment income of:	$19,604	$152,882	$ 461,657	$414,281

See Notes to Financial Statements.

132	Semi-Annual Report | December 31, 2010 (Unaudited)

Large-Cap Growth		Large-Cap Value		Blue Chip 35 Index		Managed Volatility
Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
December 31, 2010	June 30, 2010	December 31, 2010	June 30, 2010	December 31, 2010	June 30, 2010	December 31, 2010	June 30, 2010
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 121,134	$ 391,274	$ 229,421	$ 469,938	$ 2,690,172	$ 4,239,573	$ 135,595	$ 406,546
4,302,257	931,464	1,252,065	2,963,788	(3,024,462)	(10,168,908)	297,444	(221,955)

7,705,427	8,818,151	3,414,821	2,161,925	48,181,651	26,109,776	3,191,012	1,280,993

12,128,818	10,140,889	4,896,307	5,595,651	47,847,361	20,180,441	3,624,051	1,465,584

(342,087)	(417,231)	(461,725)	(565,868)	(4,877,457)	(4,072,171)	(266,935)	(612,394)

(342,087)	(417,231)	(461,725)	(565,868)	(4,877,457)	(4,072,171)	(266,935)	(612,394)

657,588	3,317,409	857,611	2,205,061	70,144,837	75,798,410	1,032,941	7,408,382
317,943	393,794	446,019	523,937	4,439,505	3,847,889	261,827	599,982
(11,793,890)	(25,559,606)	(4,253,130)	(10,220,486)	(31,714,895)	(61,180,333)	(6,706,936)	(22,477,177)

(10,818,359)	(21,848,403)	(2,949,500)	(7,491,488)	42,869,447	18,465,966	(5,412,168)	(14,468,813)

968,372	(12,124,745)	1,485,082	(2,461,705)	85,839,351	34,574,236	(2,055,052)	(13,615,623)

58,409,357	70,534,102	25,534,211	27,995,916	222,586,145	188,011,909	33,683,520	47,299,143

$ 59,377,729	$ 58,409,357	$27,019,293	$ 25,534,211	$308,425,496	$222,586,145	$31,628,468	$ 33,683,520

57,117	313,191	67,264	183,704	9,998,171	11,535,727	93,843	697,925
25,703	36,161	33,535	43,991	613,191	574,312	23,315	55,812
(1,044,676)	(2,394,855)	(337,001)	(869,788)	(4,629,147)	(9,336,887)	(614,559)	(2,101,935)

(961,856)	(2,045,503)	(236,202)	(642,093)	5,982,215	2,773,152	(497,401)	(1,348,198)
5,741,293	7,786,796	2,232,042	2,874,135	36,006,896	33,233,744	3,293,852	4,642,050

4,779,437	5,741,293	1,995,840	2,232,042	41,989,111	36,006,896	2,796,451	3,293,852

$ (33,462)	$ 187,491	$ (9,655)	$ 222,649	$ 12,067	$ 2,199,352	$ 86,429	$ 217,769

www.bridgeway.com	133

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

AGGRESSIVE INVESTORS 1

Period Ended December 31, 2010 (Unaudited)	$27.67	$ 0.28	$ 8.20	$ 8.48
Year Ended June 30, 2010	25.93	0.58	1.40	1.98
Year Ended June 30, 2009	53.96	0.30	(28.00)	(27.70)
Year Ended June 30, 2008	61.90	(0.59)	3.14	2.55
Year Ended June 30, 2007	61.90	(0.43)	6.41	5.98
Year Ended June 30, 2006	56.60	(0.42)	12.23	11.81

AGGRESSIVE INVESTORS 2

Period Ended December 31, 2010 (Unaudited)	11.20	0.02	2.97	2.99
Year Ended June 30, 2010	10.37	0.06	0.82	0.88
Year Ended June 30, 2009	20.67	0.02	(10.32)	(10.30)
Year Ended June 30, 2008	20.05	(0.08)	1.27	1.19
Year Ended June 30, 2007	17.55	(0.07)	2.94	2.87
Year Ended June 30, 2006	14.72	(0.05)	3.22	3.17

ULTRA-SMALL COMPANY

Period Ended December 31, 2010 (Unaudited)	22.94	0.05	6.26	6.31
Year Ended June 30, 2010	19.76	0.19	3.22	3.41
Year Ended June 30, 2009	24.59	0.23	(5.03)	(4.80)
Year Ended June 30, 2008	37.65	0.03	(8.67)	(8.64)
Year Ended June 30, 2007	42.42	0.12	3.37	3.49
Year Ended June 30, 2006	38.44	(0.15)	9.23	9.08

ULTRA-SMALL COMPANY MARKET

Period Ended December 31, 2010 (Unaudited)	11.72	0.09	3.11	3.20
Year Ended June 30, 2010	10.50	0.14	1.25	1.39
Year Ended June 30, 2009	15.33	0.14	(3.88)	(3.74)
Year Ended June 30, 2008	20.36	0.14	(4.49)	(4.35)
Year Ended June 30, 2007	18.94	0.10	1.76	1.86
Year Ended June 30, 2006	16.96	0.05	2.48	2.53

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Annualized for periods less than one year.
(c)

For the years ended June 30, 2009 and June 30, 2010 and the period ended December 31, 2010, the expense ratio was significantly lower than past years due to a negative performance adjustment to the investment advisory fee. Please refer to the Statement of Operations and Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.

(d)	Total return may have been lower had various fees not been waived during the period.
(e)	Amount represents less than $0.005.

See Notes to Financial Statements.

134	Semi-Annual Report | December 31, 2010 (Unaudited)

Less Distributions to Shareholders from:							Ratios & Supplemental Data

										Net Investment Income (Loss) After Waivers and Reimbursement (b)
							Net Assets
			Paid in Capital Net Asset
Net Realized Gain	Net Investment Income	Total Distributions	from Redemption Fees(a)	Value, End of Period	Total Return		End of Period (000’s)	Expenses Before Waivers and Reimbursements (b)	Expenses After Waivers and Reimbursements (b)		Portfolio Turnover Rate

$ -	$(0.71)	$ (0.71)	$ -	$35.44	30.67%		$ 108,027	(0.58%)(c)	(0.58%)	1.75%	59%
-	(0.24)	(0.24)	-	27.67	7.56%		93,008	(0.51%)(c)	(0.51%)	1.94%	118%
(0.33)	-	(0.33)	-	25.93	(51.31%)		115,835	0.34%(c)	0.34%	0.97%	134%
(10.49)	-	(10.49)	-	53.96	3.54%	(d)	338,715	1.78%	1.78%	(1.03%)	142%
(5.98)	-	(5.98)	-	61.90	10.79%		367,958	1.72%	1.72%	(0.75%)	115%
(6.51)	-	(6.51)	-	61.90	21.79%		438,592	1.58%	1.58%	(0.69%)	128%

-	(0.10)	(0.10)	-	14.09	26.71%		242,775	0.76%	0.76%	0.38%	47%
-	(0.05)	(0.05)	-	11.20	8.44%		303,293	1.02%	1.02%	0.52%	105%
-	-	-	-	10.37	(49.83%)		383,856	1.20%	1.20%	0.14%	126%
(0.57)	-	(0.57)	-	20.67	5.88%	(d)	885,076	1.17%	1.17%	(0.40%)	127%
(0.37)	-	(0.37)	-	20.05	16.68%		650,939	1.22%	1.22%	(0.38%)	124%
(0.34)	-	(0.34)	-	17.55	21.65%		585,262	1.12%	1.12%	(0.26%)	89%

-	(0.19)	(0.19)	-	29.06	27.53%		95,513	1.20%	1.20%	0.40%	57%
-	(0.23)	(0.23)	-	22.94	17.26%		81,582	1.17%	1.17%	0.83%	133%
-	(0.03)	(0.03)	-	19.76	(19.48%)		73,708	1.16%	1.16%	1.23%	90%
(4.31)	(0.11)	(4.42)	-	24.59	(24.59%)	(d)	94,933	1.07%	1.07%	0.10%	102%
(8.26)	-	(8.26)	-	37.65	9.12%		137,236	1.09%	1.09%	0.31%	106%
(5.10)	-	(5.10)	-	42.42	25.58%		132,193	1.09%	1.09%	(0.37%)	101%

-	(0.15)	(0.15)	-(e)	14.77	27.31%	(d)	413,725	0.80%	0.75%	1.30%	30%
-	(0.17)	(0.17)	-(e)	11.72	13.30%	(d)	343,668	0.77%	0.75%	1.18%	48%
(0.89)	(0.21)	(1.10)	0.01	10.50	(23.47%)	(d)	342,923	0.79%	0.75%	1.27%	42%
(0.65)	(0.04)	(0.69)	0.01	15.33	(21.72%)	(d)	721,412	0.66%	0.66%	0.79%	29%
(0.37)	(0.08)	(0.45)	0.01	20.36	10.08%		1,162,416	0.67%	0.67%	0.53%	34%
(0.53)	(0.03)	(0.56)	0.01	18.94	15.13%		1,087,750	0.65%	0.65%	0.27%	27%

www.bridgeway.com	135

FINANCIAL HIGHLIGHTS (continued)

(for a share outstanding throughout the period indicated)

		Income from Investment Operations

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

MICRO-CAP LIMITED

Period Ended December 31, 2010 (Unaudited)	$ 5.47	$ 0.04	$ 1.56	$ 1.60
Year Ended June 30, 2010	4.75	0.09	0.69	0.78
Year Ended June 30, 2009	7.05	0.06	(2.35)	(2.29)
Year Ended June 30, 2008	8.56	0.03	(1.53)	(1.50)
Year Ended June 30, 2007	11.10	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2006	11.09	(0.13)	1.81	1.68

SMALL-CAP MOMENTUM

Period Ended December 31, 2010 (Unaudited)	9.33	0.08	2.48	2.56
Period Ended June 30, 2010(e)	10.00	-(f)	(0.67)	(0.67)

SMALL-CAP GROWTH

Period Ended December 31, 2010 (Unaudited)	9.14	(0.01)	1.91	1.90
Year Ended June 30, 2010	8.46	0.02	0.70	0.72
Year Ended June 30, 2009	13.95	0.03	(5.52)	(5.49)
Year Ended June 30, 2008	16.01	(0.03)	(2.03)	(2.06)
Year Ended June 30, 2007	14.75	(0.04)	1.30	1.26
Year Ended June 30, 2006	12.08	(0.03)	2.70	2.67

SMALL-CAP VALUE

Period Ended December 31, 2010 (Unaudited)	11.45	0.07	2.21	2.28
Year Ended June 30, 2010	9.73	0.07	1.72	1.79
Year Ended June 30, 2009	15.86	0.08	(6.14)	(6.06)
Year Ended June 30, 2008	18.74	0.03	(2.91)	(2.88)
Year Ended June 30, 2007	16.02	(0.03)	2.75	2.72
Year Ended June 30, 2006	12.78	-(f)	3.24	3.24

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Annualized for periods less than one year.
(c)

For the year ended June 30, 2010 and the period ended December 31, 2010, the expense ratio was significantly lower than past years due to a negative performance adjustment to the investment advisory fee. Please refer to the Statement of Operations and Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.

(d)	Total return may have been lower had various fees not been waived during the period.
(e)	Commenced operations on May 28, 2010.
(f)	Amount represents less than $0.005.

See Notes to Financial Statements.

136	Semi-Annual Report | December 31, 2010 (Unaudited)

Less Distributions to Shareholders from:					Ratios & Supplemental Data

Net Realized Gain	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets End of Period (000’s)	Expenses Before Waivers and Reimbursements(b)	Expenses After Waivers and Reimbursements(b)	Net Investment Income (Loss) After Waivers and Reimbursements(b)	Portfolio Turnover Rate

$ -	$(0.11)	$(0.11)	$ 6.96	29.34%	$ 25,200	0.14%(c)	0.14%	1.44%	65%
-	(0.06)	(0.06)	5.47	16.44%	20,726	0.00%(c)	0.00%	1.73%	123%
-	(0.01)	(0.01)	4.75	(32.41%)	24,719	0.87%	0.87%	1.13%	151%
-	(0.01)	(0.01)	7.05	(17.49%)(d)	38,136	0.75%	0.75%	0.36%	147%
(2.21)	-	(2.21)	8.56	(3.37%)	62,244	0.84%	0.84%	(0.09%)	133%
(1.67)	-	(1.67)	11.10	14.72%	80,711	1.60%	1.60%	(1.05%)	125%

-	(0.08)	(0.08)	11.81	27.45%(d)	2,522	5.88%	0.90%	1.50%	158%
-	-	-	9.33	(6.70%)(d)	1,888	11.24%	0.90%	0.50%	3%

-	(0.02)	(0.02)	11.02	20.82%(d)	49,873	0.98%	0.94%	(0.09%)	51%
-	(0.04)	(0.04)	9.14	8.44%	57,011	0.93%	0.93%	0.21%	87%
-	-	-	8.46	(39.35%)	71,697	0.94%	0.94%	0.29%	75%
-	-	-	13.95	(12.87%)(d)	144,668	0.87%	0.87%	(0.20%)	63%
-	-	-	16.01	8.54%	172,395	0.92%	0.92%	(0.31%)	37%
-	-	-	14.75	22.10%	275,278	0.81%	0.81%	(0.19%)	41%

-	(0.07)	(0.07)	13.66	19.91%	103,148	0.90%	0.90%	1.10%	53%
-	(0.07)	(0.07)	11.45	18.35%	108,701	0.91%	0.91%	0.64%	81%
-	(0.07)	(0.07)	9.73	(38.15%)	132,229	0.92%	0.92%	0.75%	83%
-	-	-	15.86	(15.37%)(d)	331,648	0.83%	0.83%	0.18%	73%
-	-	-	18.74	16.98%	280,177	0.88%	0.88%	(0.19%)	58%
-	-	-	16.02	25.35%	360,120	0.77%	0.77%	(0.03%)	49%

www.bridgeway.com	137

FINANCIAL HIGHLIGHTS (continued)

(for a share outstanding throughout the period indicated)

		Income from Investment Operations

	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

LARGE-CAP GROWTH

Period Ended December 31, 2010 (Unaudited)	$10.17	$0.02	$ 2.30	$ 2.32
Year Ended June 30, 2010	9.06	0.06	1.11	1.17
Year Ended June 30, 2009	13.73	0.06	(4.66)	(4.60)
Year Ended June 30, 2008	14.12	0.06	(0.41)	(0.35)
Year Ended June 30, 2007	12.11	0.03	2.02	2.05
Year Ended June 30, 2006	11.00	0.04	1.07	1.11

LARGE-CAP VALUE

Period Ended December 31, 2010 (Unaudited)	11.44	0.11	2.22	2.33
Year Ended June 30, 2010	9.74	0.19	1.73	1.92
Year Ended June 30, 2009	13.63	0.23	(3.89)	(3.66)
Year Ended June 30, 2008	17.07	0.22	(2.94)	(2.72)
Year Ended June 30, 2007	14.41	0.17	2.64	2.81
Year Ended June 30, 2006	12.70	0.17	1.69	1.86

BLUE CHIP 35 INDEX

Period Ended December 31, 2010 (Unaudited)	6.18	0.07	1.22	1.29
Year Ended June 30, 2010	5.66	0.13	0.52	0.65
Year Ended June 30, 2009	7.21	0.15	(1.51)	(1.36)
Year Ended June 30, 2008	8.52	0.19	(1.39)	(1.20)
Year Ended June 30, 2007	7.21	0.16	1.26	1.42
Year Ended June 30, 2006	6.86	0.14	0.32	0.46

MANAGED VOLATILITY

Period Ended December 31, 2010 (Unaudited)	10.23	0.04	1.13	1.17
Year Ended June 30, 2010	10.19	0.10	0.08	0.18
Year Ended June 30, 2009	12.58	0.18	(1.69)	(1.51)
Year Ended June 30, 2008	12.95	0.29	(0.49)	(0.20)
Year Ended June 30, 2007	12.65	0.28	0.44	0.72
Year Ended June 30, 2006	11.92	0.22	0.73	0.95

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Annualized for periods less than one year.
(c)	Total return may have been lower had various fees not been waived during the period.
(d)	Total return includes the effect of a reimbursement by the Adviser and the accounting agent due to a trading error.

See Notes to Financial Statements.

138	Semi-Annual Report | December 31, 2010 (Unaudited)

Less Distributions to Shareholders from					Ratios & Supplemental Data

Net Realized Gain	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets End of Period (000’s)	Expenses Before Waivers and Reimbursements(b)	Expenses After Waivers and Reimbursements(b)	Net Investment Income After Waivers and Reimbursements(b)	Portfolio Turnover Rate

$ -	$(0.07)	$(0.07)	$12.42	22.82%(c)	$ 59,378	0.88%	0.84%	0.41%	38%
-	(0.06)	(0.06)	10.17	12.89%(c)	58,409	0.86%	0.84%	0.55%	40%
-	(0.07)	(0.07)	9.06	(33.43%)	70,534	0.82%	0.82%	0.63%	49%
-	(0.04)	(0.04)	13.73	(2.50%)(c)	174,813	0.71%	0.71%	0.39%	37%
-	(0.04)	(0.04)	14.12	16.98%	138,138	0.78%	0.78%	0.25%	39%
-	-	-	12.11	10.09%	103,861	0.82%	0.82%	0.31%	26%

-	(0.23)	(0.23)	13.54	20.41%(c)	27,019	1.19%	0.84%	1.72%	19%
-	(0.22)	(0.22)	11.44	19.65%(c)	25,534	1.11%	0.84%	1.58%	49%
-	(0.23)	(0.23)	9.74	(26.88%)(c)	27,996	0.98%	0.84%	2.20%	65%
(0.51)	(0.21)	(0.72)	13.63	(16.46%)(c)	54,144	0.80%	0.79%	1.38%	28%
-	(0.15)	(0.15)	17.07	19.57%	86,095	0.79%	0.79%	1.08%	34%
-	(0.15)	(0.15)	14.41	14.69%(c)	87,718	0.86%	0.84%	1.18%	23%

-	(0.12)	(0.12)	7.35	20.98%(c)	308,425	0.28%	0.15%	2.07%	12%
-	(0.13)	(0.13)	6.18	11.25%(c)(d)	222,586	0.27%	0.15%	1.99%	28%
-	(0.19)	(0.19)	5.66	(18.77%)(c)	188,012	0.25%	0.15%	2.58%	86%
-	(0.11)	(0.11)	7.21	(14.28%)(c)	250,988	0.22%	0.15%	2.35%	12%
-	(0.11)	(0.11)	8.52	19.81%(c)	99,082	0.35%	0.15%	1.98%	11%
-	(0.11)	(0.11)	7.21	6.64%(c)	42,471	0.47%	0.15%	1.90%	41%

-	(0.09)	(0.09)	11.31	11.49%(c)	31,628	1.19%	0.94%	0.81%	13%
-	(0.14)	(0.14)	10.23	1.67%(c)	33,684	1.05%	0.94%	0.91%	33%
(0.52)	(0.36)	(0.88)	10.19	(11.66%)(c)	47,299	1.01%	0.94%	1.72%	51%
-	(0.17)	(0.17)	12.58	(1.57%)(c)	75,417	0.88%	0.88%	2.23%	44%
(0.15)	(0.27)	(0.42)	12.95	5.87%(c)	87,056	0.98%	0.94%	2.16%	27%
(0.11)	(0.11)	(0.22)	12.65	8.01%	85,340	0.94%	0.94%	1.81%	51%

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NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (Unaudited)

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, which currently has 13 investment funds (each, a “Fund” and collectively, the “Funds”): Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value, Blue Chip 35 Index and Managed Volatility Funds are presented in this report. The Omni Tax-Managed Small-Cap Value Fund (formerly, the Omni Small-Cap Value Fund) commenced operations on December 31, 2010 and is included in a separate report.

Bridgeway is authorized to issue 2,000,000,000 shares of common stock at $0.001 per share. 15,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares each have been classified into the Aggressive Investors 2 and Blue Chip 35 Index Funds. 5,000,000 shares have been classified into the Ultra-Small Company Fund. 10,000,000 shares have been classified in the Micro-Cap Limited Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund. All shares outstanding currently represent Class N shares.

The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 and 2 Funds seek to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more).

The Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds seek to provide a long-term total return of capital, primarily through capital appreciation.

The Blue Chip 35 Index and Large-Cap Value Funds seek to provide long-term total return of capital, primarily through capital appreciation but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities, Options, Futures and Other Investments Valuation Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale price on the principal exchange on which they are traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business. If there is no closing price on the NYSE, the portfolio security will be valued using a composite price, which is defined as the last price for the security on any exchange. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the close if there is trading volume and if there is no trading volume, the bid on long positions and ask on the short positions. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010 (Unaudited)

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Money market fund investments consist of mutual funds which invest primarily in securities that are valued at amortized cost, a Level 2 investment. Therefore, the money market funds are classified as Level 2 investments. The Funds’ total return swap values are derived by applying observable inputs to the outstanding notional values.

•	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of December 31, 2010 is included with each Fund’s Schedule of Investments.

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In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. A Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of a Fund. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of December 31, 2010, the Funds had securities on loan and related collateral with values shown below:

	Securities on	Value of
Bridgeway Fund	Loan Value	Collateral

Aggressive Investors 1	$12,126,288	$12,566,374
Aggressive Investors 2	22,568,420	23,413,026
Ultra-Small Company	7,259,196	7,919,040
Ultra-Small Company Market	27,676,283	30,681,411
Micro-Cap Limited	2,163,791	2,316,573
Small-Cap Momentum	249,233	262,500
Small-Cap Growth	7,348,566	7,742,897
Small-Cap Value	4,917,858	5,190,389
Large-Cap Growth	1,837,819	1,909,200
Large-Cap Value	398,612	408,814
Managed Volatility	117,710	121,700

It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2010 the collateral consisted of an institutional money market fund.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties The Funds provide for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Expenses, Gains and Losses and Allocations Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Managed Volatility Fund, discounts and premiums are accreted/amortized on the effective interest method.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010 (Unaudited)

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Derivatives

The Funds’ use of derivatives for the period ended December 31, 2010 was limited to futures contracts, total return swaps and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

	Asset Derivatives		Liability Derivatives
Fund/Financial Instrument Type	Location on Statement of Assets and Liabilities	Fair Value	Location on Statement of Assets and Liabilities	Fair Value
Aggressive Investors 1
Other	Receivable, Total Return
	Swap	$ 1,234		$-
Aggressive Investors 2
Other	Receivable, Total Return
	Swap	2,991		-
Ultra-Small Company
Other	Receivable, Total Return	26,124
	Swap			-
Ultra-Small Company Market
Other	Receivable, Total Return	65,045
	Swap			-
Micro-Cap Limited
Other	Receivable, Total Return	3,663
	Swap			-
Small-Cap Growth
Other	Receivable, Total Return	4,309
	Swap			-
Small-Cap Value
Other	Receivable, Total Return	3,712
	Swap			-
Large-Cap Growth
Other	Receivable, Total Return
	Swap	1,368		-
Managed Volatility
Equity Contracts		-	Call Options Written	403,916
			Put Options Written	181,500

Fund/Financial Instrument Type	Location of Gain (Loss) on Derivatives Recognized in Income	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)
Aggressive Investors 1
Other	Realized Gain (Loss) on Swaps	$50,434
	Change in Unrealized Appreciation (Depreciation) on Swaps		$84,205

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Fund/Financial Instrument Type	Location of Gain (Loss) on Derivatives Recognized in Income	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)
Aggressive Investors 2
Other	Realized Gain (Loss) on Swaps	$ 194,272
	Change in Unrealized Appreciation (Depreciation) on Swaps		$ 2,991
Ultra-Small Company
Other	Realized Gain (Loss) on Swaps	481,297
	Change in Unrealized Appreciation (Depreciation) on Swaps		26,124
Ultra-Small Company
Market
Other	Realized Gain (Loss) on Swaps	365,627
	Change in Unrealized Appreciation (Depreciation) on Swaps		65,045
Micro-Cap Limited
Other	Realized Gain (Loss) on Swaps	34,121
	Change in Unrealized Appreciation (Depreciation) on Swaps		3,663

Small-Cap Growth
Other	Realized Gain (Loss) on Swaps	(29,890)
	Change in Unrealized Appreciation (Depreciation) on Swaps		49,516

Small-Cap Value
Other	Realized Gain (Loss) on Swaps	(123,769)
	Change in Unrealized Appreciation (Depreciation) on Swaps		51,959

Large-Cap Growth
Other	Realized Gain (Loss) on Swaps	19,422
	Change in Unrealized Appreciation (Depreciation) on Swaps		1,368

Large-Cap Value
Other	Realized Gain (Loss) on Swaps	507

Managed Volatility
Equity Contracts	Realized Gain (Loss) on Written Options	1,127,631
	Change in Unrealized Appreciation (Depreciation) on Written Options		94,356
	Realized Gain (Loss) on Futures Contracts	(673,964)

The derivative instruments outstanding as of December 31, 2010, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Funds.

Futures Contracts The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010 (Unaudited)

the broker an amount of cash or U.S. government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of December 31, 2010, the Funds had no open futures contracts.

Options The Aggressive Investors 1 and Aggressive Investors 2 Funds may buy and sell calls and puts to increase or decrease each Fund’s exposure to stock market risk or for purposes of diversification of risk. The Managed Volatility Fund may buy and sell calls and puts to reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, such Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts The Aggressive Investors 1, Aggressive Investors 2 and Managed Volatility Funds may write call options on a covered basis, that is, a Fund will own the underlying security, or a Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. Transactions in options written during the period ended December 31, 2010 are as follows:

	Managed Volatility Fund		Managed Volatility Fund
	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, June 30, 2010	2,212	$ 297,023	2,581	$ 335,089
Positions Opened	5,601	999,640	4,894	747,061
Exercised	(2,233)	(436,012)	(1,406)	(157,883)
Expired	(3,290)	(461,152)	(2,879)	(500,964)
Closed	(423)	(71,938)	(964)	(138,233)
Outstanding, December 31, 2010	1,867	$ 327,561	2,226	$ 285,070
Market Value, December 31, 2010		$ 403,916		$ 181,500

The Aggressive Investors 1 and Aggressive Investors 2 Funds had no transactions in options during the period ended December 31, 2010.

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Swaps. Each Fund may enter into total return swaps. Total return swaps are agreements that provide a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specified rate. The difference in the value of these income streams is recorded daily by the Funds and is settled in cash monthly.

The fee paid by a Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the underlying asset declines in value over the term of the swap, a Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. A Fund may use its own NAV as the underlying asset in a total return swap. This strategy serves to reduce cash drag (the impact of cash on a Fund’s overall return) by replacing it with the impact of market exposure based upon a Fund’s own investment holdings. The following total return swaps were open as of December 31, 2010:

Portfolio	Swap Counterparty	Notional Principal	Maturity Date	Net Unrealized Gain\(Loss)

Aggressive Investors 2	ReFlow Management Co.	2,056,623	January 3, 2011	2,991
Ultra-Small Company	ReFlow Management Co.	1,370,017	January 3, 2011	26,124
Ultra-Small Company Market	ReFlow Management Co.	3,806,434	January 3, 2011	65,045
Large-Cap Growth	ReFlow Management Co.	149,367	January 3, 2011	1,368

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Management Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of –0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Aggressive Investors 2: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% from $500 million to $1 billion, and 0.80% over $1 billion.

The Performance Adjustment equals 2.00% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.30% to a maximum of +0.30%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

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Ultra-Small Company: The Fund pays management fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period that the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s management fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Micro-Cap Limited: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. However, during any quarter that the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of the net assets in the quarter the advisory fee is determined.

The Performance Adjustment equals 2.87% times the difference in cumulative total return between the Fund and the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of –0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Small-Cap Momentum: The Fund’s management fee is a flat 0.55% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Growth and Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Large-Cap Growth and Large-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index for Large-Cap Growth Fund and the Russell 1000 Value Index for the Large-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip 35 Index: The Fund’s management fee is a flat 0.08% of the value of the Fund’s average daily Net Assets, computed daily and payable monthly.

Managed Volatility: The Fund’s management fee is a flat 0.60% of the value of the Fund’s average daily Net Assets, computed daily and payable monthly.

Expense limitations: At a special meeting on March 31, 2005, shareholders of the Funds (except for the Small-Cap Momentum Fund, which was launched on May 28, 2010) approved amendments to the Management Agreements detailing expense limitations. With regard to the Small-Cap Momentum Fund, the Board of Directors and sole initial shareholder approved an

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expense limitation beginning on May 28, 2010. The Adviser agrees to reimburse the Funds for operating expenses and management fees above the expense limitations, which are shown as a ratio of net expenses to average net assets, for each Fund, for the period ended December 31, 2010. Such expense limitations and total reimbursements for the period ended December 31, 2010, are shown below.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Period Ending 12/31/10

Aggressive Investors 1	1.80%	$ -
Aggressive Investors 2	1.75%	-
Ultra-Small Company	2.00%	-
Ultra-Small Company Market	0.75%	99,304
Micro-Cap Limited	1.85%	-
Small-Cap Momentum*	0.90%	42,666
Small-Cap Growth	0.94%	11,925
Small-Cap Value	0.94%	-
Large-Cap Growth	0.84%	12,314
Large-Cap Value	0.84%	47,175
Blue Chip 35 Index	0.15%	163,954
Managed Volatility	0.94%	42,220
*The Fund is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

Other Waivers and Reimbursements: BNY Mellon Asset Servicing, the Funds’ accounting agent, at its discretion, voluntarily waived a portion of its accounting and transfer agent fees for the Small-Cap Momentum Fund. For the period ended December 31, 2010, BNY Mellon Asset Servicing waived $6,250 in accounting fees and $5,000 in transfer agent fees.

Other Related Party Transactions: On occasion, the Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. During the period ended December 31, 2010, the Ultra-Small Company Fund had an inter-portfolio purchase of $279,552 and the Ultra-Small Company Market Fund had an inter-portfolio sale of $279,552. The Micro-Cap Limited Fund had an inter-portfolio purchase of $128,214 and the Ultra-Small Company Market Fund had an inter-portfolio sale of $128,214. The Small-Cap Growth Fund had an inter-portfolio purchase of $600,886 and the Small-Cap Value Fund had an inter-portfolio sale of $600,886. No inter-portfolio purchases or sales were entered into during the period ended December 31, 2010 by the Aggressive Investors 1, Aggressive Investors 2, Small-Cap Momentum, Large-Cap Growth, Large-Cap Value, Blue Chip 35 Index and Managed Volatility Funds.

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Funds, the Adviser is paid an aggregate annual fee of $535,000 payable in equal monthly installments.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Another director of Bridgeway, Michael Mulcahy, is an executive and director of the Adviser. Under the 1940 Act definitions, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Funds.

148	Semi-Annual Report | December 31, 2010 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010 (Unaudited)

Board of Directors Compensation Independent Directors are paid an annual retainer of $14,000 with an additional retainer of $2,500 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. Independent Directors are paid $6,000 per meeting for meeting fees. Such compensation is the total compensation from all Funds and is allocated among the Funds.

The Independent Directors receive this compensation in the form of shares of the Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. During the period ended December 31, 2010, no such reimbursements were paid. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended December 31, 2010 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	-	$58,980,078	-	$69,159,578
Aggressive Investors 2	-	128,937,056	-	249,491,054
Ultra-Small Company	-	46,470,762	-	51,818,560
Ultra-Small Company Market	-	109,873,421	-	124,417,677
Micro-Cap Limited	-	14,221,180	-	15,515,652
Small-Cap Momentum	-	3,522,682	-	3,391,936
Small-Cap Growth	-	27,072,310	-	43,588,470
Small-Cap Value	-	57,336,696	-	81,200,079
Large-Cap Growth	-	21,920,384	-	32,495,777
Large-Cap Value	-	4,830,842	-	8,031,680
Blue Chip 35 Index	-	69,740,906	-	29,341,929
Managed Volatility	-	3,208,097	$500,000	6,619,918

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010 (Unaudited)

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2010, were as follows:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market
As of December 31, 2010
Gross appreciation (excess of value over tax cost)	$19,784,170	$ 40,966,713	$22,819,234	$125,054,093
Gross depreciation (excess of tax cost over value)	(2,252,293)	(6,366,684)	(1,461,801)	(13,326,348)
Net unrealized appreciation (depreciation)	$17,531,877	$ 34,600,029	$21,357,433	$111,727,745
Cost of investments for income tax purposes	$90,261,568	$206,929,891	$74,353,306	$304,933,452

	Micro-Cap Limited	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
As of December 31, 2010
Gross appreciation (excess of value over tax cost)	$ 5,328,601	$ 233,180	$ 9,396,747	$20,486,272
Gross depreciation (excess of tax cost over value)	(358,629)	(25,079)	(2,118,934)	(2,322,621)
Net unrealized appreciation (depreciation)	$ 4,969,972	$ 208,101	$ 7,277,813	$18,163,651
Cost of investments for income tax purposes	$20,263,774	$2,319,310	$42,321,775	$85,041,279

	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Managed Volatility
As of December 31, 2010
Gross appreciation (excess of value over tax cost)	$11,836,356	$ 6,669,412	$ 58,979,237	$ 4,898,085
Gross depreciation (excess of tax cost over value)	(1,055,223)	(501,023)	(5,156,850)	(903,121)
Net unrealized appreciation	$10,781,133	$ 6,168,389	$ 53,822,387	$ 3,994,964
Cost of investments for income tax purposes	$48,620,817	$20,830,692	$264,830,161	$27,577,414

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale loss deferrals, and adjustments to basis from investments in real estate investment trusts, business development companies and partnerships.

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2010 and June 30, 2009, respectively, are as follows:

	Aggressive Investors 1		Aggressive Investors 2
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Distributions paid from:
Ordinary Income	$930,085	$ -	$1,620,063	$ -
Long Term Capital Gain	-	1,868,083	-	-
Total	$930,085	$1,868,083	$1,620,063	$ -

150	Semi-Annual Report | December 31, 2010 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010 (Unaudited)

	Ultra-Small Company		Ultra-Small Company Market
	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2010	Year Ended June 30, 2009
Distributions paid from:
Ordinary income	$837,589	$ 114,124	$5,060,400	$ 6,894,767
Long Term Capital Gain	-	-	-	28,745,392
Total	$837,589	$ 114,124	$5,060,400	$35,640,159

	Micro-Cap Limited		Small-Cap Growth
	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2010	Year Ended June 30, 2009
Distributions paid from:
Ordinary income	$300,332	$ 76,498	$ 252,145	$ -
Total	$300,332	$ 76,498	$ 252,145	$ -

	Small-Cap Value		Large-Cap Growth
	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2010	Year Ended June 30, 2009
Distributions paid from:
Ordinary income	$806,731	$1,307,246	$ 417,231	$ 732,353
Total	$806,731	$1,307,246	$ 417,231	$ 732,353

	Large-Cap Value		Blue Chip 35 Index
	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2010	Year Ended June 30, 2009
Distributions paid from:
Ordinary income	$565,868	$ 822,272	$4,072,171	$ 5,724,513
Total	$565,868	$ 822,272	$4,072,171	$ 5,724,513

	Managed Volatility
	Year Ended June 30, 2010	Year Ended June 30, 2009
Distributions paid from:
Ordinary income	$612,394	$2,683,137
Long Term Capital Gain	-	1,939,390
Total	$612,394	$4,622,527

There were no distributions paid from Small-Cap Momentum Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010 (Unaudited)

At June 30, 2010, the Funds had available for tax purposes, capital loss carryovers as follows:

		Aggressive Investor 1	Aggressive Investor 2	Ultra-Small Company
Expiring	6/30/2016	$ -	$ -	$ 3,822,016
	6/30/2017	11,662,159	56,263,750	11,429,146
	6/30/2018	73,846,167	177,345,455	1,365,778

		Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Growth	Small-Cap Value
Expiring	6/30/2013	$ -	$ -	$ -	$ 948,551
	6/30/2015	-	1,910,229	9,909,411	-
	6/30/2016	-	1,720,318	-	1,491,117
	6/30/2017	8,675,110	4,648,974	7,823,854	32,945,776
	6/30/2018	-	4,507,635	22,793,119	50,552,993

		Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Managed Volatility
Expiring	6/30/2011	$ -	$ -	$ 337,509	$ -
	6/30/2012	-	-	327,296	-
	6/30/2013	2,323,531	-	282,192	-
	6/30/2014	2,412,639	-	402,963	-
	6/30/2015	-	-	418,882	-
	6/30/2016	1,302,044	-	31,461	-
	6/30/2017	7,385,621	3,172,735	28,604,419	-
	6/30/2018	33,490,095	3,361,989	34,451,339	8,024,220

There are no capital loss carryovers for Small-Cap Momentum Fund as of June 30, 2010.

Capital loss carryovers utilized during the fiscal year ended June 30, 2010 were $10,158,128 for Ultra-Small Company Market Fund.

Capital loss carryovers expired during the fiscal year ended June 30, 2010 were $429,064 for Blue Chip 35 Index Fund.

Components of Accumulated Earnings (Deficit) As of June 30, 2010, the components of accumulated earnings (deficit) on a tax basis were:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company
Accumulated Net Investment Income (Loss)	$ 2,167,449	$ 836,213	$ 632,732
Accumulated Net Realized Gain (Loss) on Investments*	(85,508,326)	(233,609,205)	(16,616,940)
Net unrealized appreciation/depreciation of investments	(1,269,132)	(930,138)	5,738,988
Total	$(84,610,009)	$(233,703,130)	$(10,245,220)

	Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Momentum
Accumulated Net Investment Income (Loss)	$ 4,111,229	$ 401,921	$ 807
Accumulated Net Realized Gain (Loss) on Investments*	(8,675,110)	(12,787,156)	(39)
Net unrealized appreciation/depreciation of investments	37,979,231	1,129,290	(135,517)
Total	$33,415,350	$(11,255,945)	$(134,749)

152	Semi-Annual Report | December 31, 2010 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010 (Unaudited)

	Small-Cap Growth	Small-Cap Value	Large-Cap Growth
Accumulated Net Investment Income (Loss)	$ 107,675	$ 147,101	$ 187,491
Accumulated Net Realized Gain (Loss) on Investments*	(40,526,384)	(85,938,437)	(46,913,930)
Net unrealized appreciation/depreciation of investments	1,184,171	10,251,347	3,077,074
Total	$(39,234,538)	$(75,539,989)	$(43,649,365)

	Large-Cap Value	Blue Chip 35 Index	Managed Volatility
Accumulated Net Investment Income (Loss)	$ 222,649	$ 2,199,352	$ 217,769
Accumulated Net Realized Gain (Loss) on Investments*	(6,534,724)	(67,493,709)	(8,024,220)
Net unrealized appreciation/depreciation of investments	2,753,568	7,377,111	797,550
Total	$ (3,558,507)	$(57,917,246)	$ (7,008,901)

*	Includes losses incurred during the period November 1, 2009 through June 30, 2010, which a Fund has elected to defer to its fiscal year ending June 30, 2011. Post October Losses - Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Small-Cap Momentum and The Blue-Chip 35 Index Funds have deferred post October losses of $39 and $2,637,648 respectively.
Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon (the “Bank” or “Lender”) effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until November 4, 2011. Advances under the Facility are limited to $10,000,000 in total for all Funds and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.05% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-month Eurodollar Rate, plus 1.25%. The commitment fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund. During the period ended December 31, 2010, there were no borrowings under this Facility.

8. Redemption Fees

In Ultra-Small Company Market and Small-Cap Momentum Funds, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the appropriate Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there was the following subsequent event.

The Funds’ Board of Directors approved the re-opening of the Aggressive Investors 1 Fund to all investors effective as of January 14, 2011.

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OTHER INFORMATION

December 31, 2010 (Unaudited)

1. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2010 available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

2. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual shareholder reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

154	Semi-Annual Report | December 31, 2010 (Unaudited)

DISCLOSURE OF FUND EXPENSES

December 31, 2010 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market and Small-Cap Momentum Funds under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2010 and held until December 31, 2010.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/10	Ending Account Value at 12/31/10	Expense Ratio		Expenses Paid During Period* 7/1/10 - 12/31/10

Bridgeway Aggressive Investors 1
Actual Fund Return	$1,000.00	$1,306.70	-0.58%	**	$(3.37)
Hypothetical Fund Return	$1,000.00	$1,028.13	-0.58%	**	$(2.96)

Bridgeway Aggressive Investors 2
Actual Fund Return	$1,000.00	$1,267.10	0.76%		$ 4.34
Hypothetical Fund Return	$1,000.00	$1,021.37	0.76%		$ 3.87

Bridgeway Ultra-Small Company Fund
Actual Fund Return	$1,000.00	$1,275.30	1.20%		$ 6.88
Hypothetical Fund Return	$1,000.00	$1,019.16	1.20%		$ 6.11

Bridgeway Ultra-Small Company Market Fund
Actual Fund Return	$1,000.00	$1,273.10	0.75%		$ 4.30
Hypothetical Fund Return	$1,000.00	$1,021.42	0.75%		$ 3.82

Bridgeway Micro-Cap Limited Fund
Actual Fund Return	$1,000.00	$1,293.40	0.14%		$ 0.81
Hypothetical Fund Return	$1,000.00	$1,024.50	0.14%		$ 0.71

Bridgeway Small-Cap Momentum Fund
Actual Fund Return	$1,000.00	$1,274.50	0.90%		$ 5.16
Hypothetical Fund Return	$1,000.00	$1,020.67	0.90%		$ 4.58

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DISCLOSURE OF FUND EXPENSES (continued)

December 31, 2010 (Unaudited)

	Beginning Account Value at 7/1/10	Ending Account Value at 12/31/10	Expense Ratio	Expenses Paid During Period* 7/1/10 - 12/31/10

Bridgeway Small-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,208.20	0.94%	$5.23
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

Bridgeway Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,199.10	0.90%	$4.99
Hypothetical Fund Return	$1,000.00	$1,020.67	0.90%	$4.58

Bridgeway Large-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,228.20	0.84%	$4.72
Hypothetical Fund Return	$1,000.00	$1,020.97	0.84%	$4.28

Bridgeway Large-Cap Value Fund
Actual Fund Return	$1,000.00	$1,204.10	0.84%	$4.67
Hypothetical Fund Return	$1,000.00	$1,020.97	0.84%	$4.28

Bridgeway Blue Chip 35 Fund
Actual Fund Return	$1,000.00	$1,209.80	0.15%	$0.84
Hypothetical Fund Return	$1,000.00	$1,024.45	0.15%	$0.77

Bridgeway Managed Volatility
Actual Fund Return	$1,000.00	$1,114.90	0.94%	$5.01
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent half-year divided by the number of days in the fiscal year.
**	The expense ratio for Aggressive Investors 1 Fund is negative due to the negative performance adjustment of the investment advisory fee. The expense ratio for this period excluding the negative performance adjustment was 1.26%.

156	Semi-Annual Report | December 31, 2010 (Unaudited)

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BRIDGEWAY FUNDS, INC.

CUSTODIAN

DISTRIBUTOR

You can review and copy information about our Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds is also available on the SEC's website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

OMNI TAX-MANAGED SMALL-CAP             BOSVX

VALUE

(formerly, Omni Small-Cap Value)

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com

Omni Tax-Managed Small-Cap Value Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2010

Dear Fellow Omni Tax-Managed Small-Cap Value Fund Shareholder,

The Omni Tax-Managed Small-Cap Value Fund (the “Fund”) began operating on December 31, 2010. Performance reporting and commentary will begin with the next shareholder letter. We will be using the Russell 2000 Value Index as the primary market benchmark and the Lipper Small-Cap Value Funds Index as the peer index for performance comparison purposes.

The Fund uses a market capitalization weighted approach to invest in a broad and diverse group of small-cap stocks that Bridgeway determines to be value stocks. This approach is sometimes referred to as “passive, asset-class investing.” Use of the term “Omni” in the name refers to the fact that the Fund intends to provide risk and return characteristics similar to investing in a basket of stocks in a specific asset class. The Fund’s tax management approach strives to minimize taxable distributions to shareholders.

Top Ten Holdings as of December 31, 2010

Rank	Description	Industry	% of Net Assets
1	Packaging Corp. of America	Containers & Packaging	0.7%
2	Armstrong World Industries, Inc.	Building Products	0.7%
3	Tenneco, Inc.	Auto Components	0.6%
4	Allied World Assurance Co. Holdings, Ltd.	Insurance	0.6%
5	AOL, Inc.	Internet Software & Services	0.6%
6	Dillard’s, Inc.	Multiline Retail	0.6%
7	Alaska Air Group, Inc.	Airlines	0.6%
8	Harsco Corp.	Machinery	0.6%
9	Cabot Corp.	Chemicals	0.6%
10	Teradyne, Inc.	Semiconductors & Semiconductor Equipment	0.6%
	Total		6.2%

Disclaimer

Security positions can and do change.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your investment in Omni Tax-Managed Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

4	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Omni Tax-Managed Small-Cap Value Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry Company	Shares	Value	Industry Company	Shares	Value
COMMON STOCKS - 98.19%
Aerospace & Defense - 2.46%			Beverages - 0.24%
AAR Corp.*	100	$2,747	Cott Corp.*	200	$1,802
AerCap Holdings NV*	350	4,942	MGP Ingredients, Inc.	50	552
Alliant Techsystems, Inc.*	50	3,722			2,354
Astrotech Corp.*	50	56	Building Products - 1.47%
Curtiss-Wright Corp.	100	3,320	A.O. Smith Corp.	100	3,808
Kratos Defense & Security Solutions, Inc.*	50	658	Armstrong World Industries, Inc.	150	6,450
			Gibraltar Industries, Inc.*	50	678
LMI Aerospace, Inc.*	50	800	Griffon Corp.*	150	1,911
Moog, Inc., Class A*	100	3,980	Quanex Building Products Corp.	100	1,897
Teledyne Technologies, Inc.*	100	4,397			14,744
		24,622	Capital Markets - 0.74%
Air Freight & Logistics - 0.57%			Calamos Asset Management, Inc., Class A	50	700
Air Transport Services Group, Inc.*	150	1,185	GFI Group, Inc.	250	1,172
Atlas Air Worldwide Holdings, Inc.*	50	2,792	Gleacher & Co., Inc.*	300	711
Pacer International, Inc.*	100	684	International Assets Holding Corp.*	50	1,180
Park-Ohio Holdings Corp.*	50	1,045	Investment Technology Group, Inc.*	100	1,637
		5,706	LaBranche & Co., Inc.*	100	360
Airlines - 1.69%			Oppenheimer Holdings, Inc., Class A	50	1,311
Alaska Air Group, Inc.*	100	5,669	Sanders Morris Harris Group, Inc.	50	363
Hawaiian Holdings, Inc.*	100	784			7,434
JetBlue Airways Corp.*	650	4,296	Chemicals - 3.01%
Pinnacle Airlines Corp.*	50	395	American Vanguard Corp.	50	427
Republic Airways Holdings, Inc.*	100	732	Arabian American Development Co.*	50	224
Skywest, Inc.	100	1,562	Arch Chemicals, Inc.	50	1,896
US Airways Group, Inc.*	350	3,504	Cabot Corp.	150	5,648
		16,942	Cytec Industries, Inc.	100	5,306
Auto Components - 2.41%			Ferro Corp.*	200	2,928
China Automotive Systems, Inc.*	50	680	Innospec, Inc.*	50	1,020
Cooper Tire & Rubber Co.	150	3,537	Koppers Holdings, Inc.	50	1,789
Dana Holding Corp.*	300	5,163	Minerals Technologies, Inc.	50	3,270
Exide Technologies*	150	1,411	OM Group, Inc.*	50	1,926
Federal-Mogul Corp.*	200	4,130	Omnova Solutions, Inc.*	100	836
Fuel Systems Solutions, Inc.*	50	1,469	Penford Corp.*	50	306
Motorcar Parts of America, Inc.*	50	652	PolyOne Corp.*	200	2,498
Shiloh Industries, Inc.	50	598	Spartech Corp.*	50	468
Spartan Motors, Inc.	50	304	TPC Group, Inc.*	50	1,516
Tenneco, Inc.*	150	6,174			30,058
		24,118
Automobiles - 0.08%
Winnebago Industries, Inc.*	50	760

www.bridgeway.com	5

Bridgeway Omni Tax-Managed Small-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry Company	Shares	Value	Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks - 3.10%			Commercial Services & Supplies (continued)
Ameris Bancorp*	50	$527	APAC Customer Services, Inc.*	100	$607
Banner Corp.	250	580	Brink’s Co. (The)	100	2,688
Boston Private Financial Holdings, Inc.	150	982	Casella Waste Systems, Inc., Class A*	50	354
Capital City Bank Group, Inc.	50	630	Consolidated Graphics, Inc.*	50	2,422
Enterprise Financial Services Corp.	50	523	Courier Corp.	50	776
First Busey Corp.	150	705	Deluxe Corp.	100	2,302
First Merchants Corp.	50	443	EnergySolutions, Inc.	200	1,114
Great Southern Bancorp, Inc.	50	1,180	Ennis, Inc.	50	855
Green Bankshares, Inc.*	50	160	G&K Services, Inc., Class A	50	1,546
Hanmi Financial Corp.*	350	402	Guanwei Recycling Corp.*	50	172
Heartland Financial USA, Inc.	50	873	Intersections, Inc.	50	523
Intervest Bancshares Corp., Class A*	50	147	KAR Auction Services, Inc.*	300	4,140
Macatawa Bank Corp.*	50	206	M&F Worldwide Corp.*	50	1,155
MainSource Financial Group, Inc.	50	520	Multi-Color Corp.	50	973
MB Financial, Inc.	100	1,732	Standard Parking Corp.*	50	945
Metro Bancorp, Inc.*	50	550	Standard Register Co. (The)	50	171
MetroCorp Bancshares, Inc.*	50	182	Team, Inc.*	50	1,210
Nara Bancorp, Inc.*	100	982	UniFirst Corp.	50	2,752
Pinnacle Financial Partners, Inc.*	50	679	Viad Corp.	50	1,274
Republic Bancorp, Inc., Class A	50	1,188			29,850
Seacoast Banking Corp. of Florida*	200	292	Communications Equipment - 1.73%
Sierra Bancorp	50	537	Arris Group, Inc.*	250	2,805
Southwest Bancorp, Inc.*	50	620	Brocade Communications Systems, Inc.*	1,050	5,554
State Bancorp, Inc.	50	462	Comtech Telecommuni- cations Corp	50	1,386
Susquehanna Bancshares, Inc.	300	2,904	EchoStar Corp., Class A*	200	4,994
Synovus Financial Corp.	1,750	4,620	Hughes Communications, Inc.*	50	2,022
TCF Financial Corp.	300	4,443	Zoom Technologies, Inc.*	50	224
Tennessee Commerce Bancorp, Inc.*	50	246	ZST Digital Networks, Inc.*	50	342
United Community Banks, Inc.*	200	390			17,327
Virginia Commerce Bancorp, Inc.*	50	309	Computers & Peripherals - 1.27%
Webster Financial Corp.	150	2,955	Datalink Corp.*	50	241
		30,969	Diebold, Inc.	150	4,808
Commercial Services & Supplies - 2.99%			Hutchinson Technology, Inc.*	50	185
A.T. Cross Co., Class A*	50	482	Imation Corp.*	100	1,031
ABM Industries, Inc.	100	2,630	NCR Corp.*	350	5,380
American Reprographics Co.*	100	759	Presstek, Inc.*	100	222
			Xyratex, Ltd.*	50	815
					12,682
			Construction & Engineering - 0.82%
			Argan, Inc.*	50	464
			Dycom Industries, Inc.*	100	1,475
			Great Lakes Dredge & Dock Corp.	150	1,106

6	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Omni Tax-Managed Small-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry Company	Shares	Value	Industry Company	Shares	Value
Common Stocks (continued)
Construction & Engineering (continued)			Diversified Consumer Services (continued)
Layne Christensen Co.*	50	$1,721	Mac-Gray Corp.	50	$748
MasTec, Inc.*	150	2,188	Regis Corp.	150	2,490
Orion Marine Group, Inc.*	50	580	Service Corp. International	550	4,538
Sterling Construction Co., Inc.*	50	652	Universal Technical Institute, Inc.	50	1,101
		8,186			26,645
Construction Materials - 0.07%			Diversified Financial Services - 0.25%
Headwaters, Inc.*	150	687	Asta Funding, Inc.	50	405
Consumer Finance - 0.84%			Interactive Brokers Group, Inc., Class A	100	1,782
Advance America, Cash Advance Centers, Inc.	150	846	Resource America, Inc., Class A	50	343
Cash America International, Inc.	50	1,847			2,530
CompuCredit Holdings Corp.*	100	698	Diversified Telecommunication Services - 1.01%
Nelnet, Inc., Class A	100	2,369	Atlantic Tele-Network, Inc.	50	1,917
World Acceptance Corp.*	50	2,640	Cbeyond, Inc.*	50	764
		8,400	Consolidated Communications Holdings, Inc.	50	965
Containers & Packaging - 2.78%			General Communication, Inc., Class A*	100	1,266
Boise, Inc.	200	1,586	HickoryTech Corp.	50	480
Graphic Packaging Holding Co.*	750	2,917	IDT Corp., Class B	50	1,282
Myers Industries, Inc.	100	974	Iridium Communications, Inc.*	150	1,238
Packaging Corp. of America	250	6,460	PAETEC Holding Corp.*	300	1,122
Rock-Tenn Co., Class A	100	5,395	Premiere Global Services, Inc.*	150	1,020
Smurfit-Stone Container Corp.*	200	5,120			10,054
Temple-Inland, Inc.	250	5,310	Electrical Equipment - 0.64%
		27,762	A-Power Energy Generation Systems, Ltd.*	100	546
Distributors - 0.27%			General Cable Corp.*	100	3,509
Audiovox Corp., Class A*	50	432	New Energy Systems Group*	50	386
Pool Corp.	100	2,254	Powell Industries, Inc.*	50	1,644
		2,686	Ultralife Corp.*	50	331
Diversified Consumer Services - 2.67%					6,416
Career Education Corp.*	200	4,146	Electronic Equipment, Instruments & Components - 3.12%
Carriage Services, Inc.*	50	242	Anixter International, Inc.	50	2,986
China Education Alliance, Inc.*	50	126	Brightpoint, Inc.*	150	1,310
Coinstar, Inc.*	50	2,822	Celestica, Inc.*	500	4,850
Corinthian Colleges, Inc.*	200	1,042	Gerber Scientific, Inc.*	50	394
Education Management Corp.*	300	5,430	Insight Enterprises, Inc.*	100	1,316
ITT Educational Services, Inc.*	50	3,184	Itron, Inc.*	100	5,545
Lincoln Educational Services Corp.	50	776	Kemet Corp.*	100	1,458
			LoJack Corp.*	50	323

www.bridgeway.com	7

Bridgeway Omni Tax-Managed Small-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry Company	Shares	Value	Industry Company	Shares	Value
Common Stocks (continued)
Electronic Equipment, Instruments & Components (continued)			Food & Staples Retailing (continued)
Multi-Fineline Electronix, Inc.*	50	$1,324	Winn-Dixie Stores, Inc.*	100	$717
NAM TAI Electronics, Inc.	100	640			27,060
PAR Technology Corp.*	50	286	Food Products - 3.14%
PC Mall, Inc.*	50	378	B&G Foods, Inc.	100	1,373
Power-One, Inc.*	250	2,550	Cal-Maine Foods, Inc.	50	1,579
Pulse Electronics, Inc.	100	532	Chiquita Brands International, Inc.*	100	1,402
RadiSys Corp.*	50	445	Dean Foods Co.*	400	3,536
Richardson Electronics, Ltd.	50	584	Dole Food Co., Inc.*	200	2,702
SMTC Corp.*	50	160	Feihe International, Inc.*	50	532
Viasystems Group, Inc.*	50	1,007	Flowers Foods, Inc.	200	5,382
Vishay Intertechnology, Inc.*	350	5,138	Inventure Foods, Inc.*	50	216
		31,226	Omega Protein Corp.*	50	405
Energy Equipment & Services - 2.31%			Overhill Farms, Inc.*	50	289
Cal Dive International, Inc.*	200	1,134	Pilgrim’s Pride Corp.*	450	3,191
ENGlobal Corp.*	50	186	Sanderson Farms, Inc.	50	1,958
Exterran Holdings, Inc.*	150	3,593	Seneca Foods Corp., Class A*	50	1,349
Geokinetics, Inc.*	50	465	Snyders-Lance, Inc.	50	1,172
Helix Energy Solutions Group, Inc.*	250	3,035	SunOpta, Inc.*	150	1,173
Hercules Offshore, Inc.*	250	865	TreeHouse Foods, Inc.*	100	5,109
Hornbeck Offshore Services, Inc.*	50	1,044			31,368
Newpark Resources, Inc.*	200	1,232	Health Care Equipment & Supplies - 1.06%
North American Energy Partners, Inc.*	100	1,226	CryoLife, Inc.*	50	271
Parker Drilling Co.*	250	1,142	Greatbatch, Inc.*	50	1,208
PHI, Inc., Non Voting*	50	942	Invacare Corp.	50	1,508
Pioneer Drilling Co.*	100	881	Medical Action Industries, Inc.*	50	479
SEACOR Holdings, Inc.	50	5,055	Synergetics USA, Inc.*	50	234
Tetra Technologies, Inc.*	150	1,780	Teleflex, Inc.	100	5,381
TGC Industries, Inc.*	50	190	Wright Medical Group, Inc.*	100	1,553
Union Drilling, Inc.*	50	364			10,634
		23,134	Health Care Providers & Services - 6.28%
Food & Staples Retailing - 2.71%			Alliance HealthCare Services, Inc.*	100	424
BJ’s Wholesale Club, Inc.*	100	4,790	Allied Healthcare International, Inc.*	100	251
Casey’s General Stores, Inc.	100	4,251	Amedisys, Inc.*	50	1,675
Ingles Markets, Inc., Class A	50	960	American Dental Partners, Inc.*	50	676
Nash Finch Co.	50	2,126	AMERIGROUP Corp.*	100	4,392
Pantry, Inc. (The)*	50	993	Amsurg Corp.*	50	1,048
Ruddick Corp.	100	3,684	BioScrip, Inc.*	100	523
Spartan Stores, Inc.	50	847	Capital Senior Living Corp.*	50	335
SUPERVALU, Inc.	450	4,334	Cross Country Healthcare, Inc.*	50	424
Susser Holdings Corp.*	50	692	Ensign Group, Inc. (The)	50	1,243
Village Super Market, Inc., Class A	50	1,650	Five Star Quality Care, Inc.*	100	707
Weis Markets, Inc.	50	2,016

8	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Omni Tax-Managed Small-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry Company	Shares	Value	Industry Company	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)			Hotels, Restaurants & Leisure (continued)
Gentiva Health Services, Inc.*	50	$ 1,330	CEC Entertainment, Inc.*	50	$1,942
Hanger Orthopedic Group, Inc.*	50	1,059	Cracker Barrel Old Country Store, Inc.	50	2,738
Health Management Associates, Inc., Class A*	550	5,247	DineEquity, Inc.*	50	2,469
Health Net, Inc.*	200	5,458	Einstein Noah Restaurant Group, Inc.*	50	702
Healthspring, Inc.*	150	3,980	Full House Resorts, Inc.*	50	170
Healthways, Inc.*	100	1,116	Great Wolf Resorts, Inc.*	50	131
Integramed America, Inc.*	50	432	Isle of Capri Casinos, Inc.*	50	511
Kindred Healthcare, Inc.*	100	1,837	Luby’s, Inc.*	50	314
LHC Group, Inc.*	50	1,500	Marcus Corp.	50	664
LifePoint Hospitals, Inc.*	100	3,675	McCormick & Schmick’s Seafood Restaurants, Inc.*	50	454
Magellan Health Services, Inc.*	50	2,364	Morton’s Restaurant Group, Inc.*	50	324
Medcath Corp.*	50	698	Multimedia Games, Inc.*	50	279
Metropolitan Health Networks, Inc.*	100	447	O’Charleys, Inc.*	50	360
Molina Healthcare, Inc.*	50	1,392	Papa John’s International, Inc.*	50	1,385
National Healthcare Corp.	50	2,313	PF Chang’s China Bistro, Inc.	50	2,423
Owens & Minor, Inc.	150	4,414	Pinnacle Entertainment, Inc.*	150	2,103
PharMerica Corp.*	50	572	Red Lion Hotels Corp.*	50	399
Providence Service Corp. (The)*	50	804	Red Robin Gourmet Burgers, Inc.*	50	1,074
PSS World Medical, Inc.*	100	2,260	Ruby Tuesday, Inc.*	150	1,959
RehabCare Group, Inc.*	50	1,185	Ruth’s Hospitality Group, Inc.*	100	463
Select Medical Holdings Corp.*	350	2,558	Scientific Games Corp., Class A*	200	1,992
Skilled Healthcare Group, Inc., Class A*	100	898	Sonic Corp.*	150	1,518
Sunrise Senior Living, Inc.*	100	545	Speedway Motorsports, Inc.	100	1,532
Triple-S Management Corp., Class B*	50	954	Universal Travel Group*	50	306
U.S. Physical Therapy, Inc.*	50	991	Wendy’s/Arby’s Group, Inc., Class A	900	4,158
Universal American Corp.	150	3,068			42,460
		62,795	Household Durables - 1.00%
Health Care Technology - 0.09%			American Greetings Corp., Class A	100	2,216
MedQuist, Inc.	100	865	Beazer Homes USA, Inc.*	150	808

Hotels, Restaurants & Leisure - 4.25%			Brookfield Homes Corp.*	50	470
Ameristar Casinos, Inc.	150	2,344	Emerson Radio Corp.	50	99
Benihana, Inc., Class A*	50	406	Furniture Brands International, Inc.*	100	514
Bluegreen Corp.*	50	161	Kid Brands, Inc.*	50	428
Bob Evans Farms, Inc.	50	1,648	La-Z-Boy, Inc.*	100	902
Boyd Gaming Corp.*	200	2,120	Libbey, Inc.*	50	774
Brinker International, Inc.	200	4,176	Lifetime Brands, Inc.*	50	702
California Pizza Kitchen, Inc.*	50	864
Carrols Restaurant Group, Inc.*	50	371

www.bridgeway.com	9

Bridgeway Omni Tax-Managed Small-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry Company	Shares	Value	Industry Company	Shares	Value
Common Stocks (continued)
Household Durables (continued)			Insurance (continued)
Meritage Homes Corp.*	50	$1,110	Stewart Information Services Corp.	50	$ 576
NIVS IntelliMedia Technology Group, Inc.*	100	226	Symetra Financial Corp.	250	3,425
Ryland Group, Inc. (The)	100	1,703	Tower Group, Inc.	100	2,558
		9,952	United Fire & Casualty Co.	50	1,116
Household Products - 0.15%			Universal Insurance
Central Garden & Pet Co., Class A*	150	1,482	Holdings, Inc.	100	487
Insurance - 6.87%					68,642
Allied World Assurance Co. Holdings, Ltd.	100	5,944	Internet & Catalog Retail - 0.37%
American Equity Investment Life Holding Co.	150	1,882	1-800-Flowers.com, Inc., Class A*	150	403
Aspen Insurance Holdings, Ltd.	150	4,293	NutriSystem, Inc.	50	1,052
Baldwin & Lyons, Inc., Class B	50	1,176	Orbitz Worldwide, Inc.*	250	1,397
CNO Financial Group, Inc.*	550	3,729	Overstock.com, Inc.*	50	824
Crawford & Co., Class B*	100	340			3,676
Delphi Financial Group, Inc., Class A	100	2,884	Internet Software & Services - 1.17%
EMC Insurance Group, Inc.	50	1,132	AOL, Inc.*	250	5,928
Endurance Specialty Holdings, Ltd.	100	4,607	EarthLink, Inc.	250	2,150
FBL Financial Group, Inc., Class A	50	1,434	EasyLink Services International Corp., Class A*	50	210
Flagstone Reinsurance Holdings SA	150	1,890	Infospace, Inc.*	100	830
Hallmark Financial Services, Inc.*	50	455	Internap Network Services Corp.*	100	608
Harleysville Group, Inc.	50	1,837	ModusLink Global Solutions, Inc.*	100	670
Horace Mann Educators Corp.	100	1,804	United Online, Inc.	200	1,320
Infinity Property & Casualty Corp.	50	3,090			11,716
Maiden Holdings, Ltd.	150	1,179	IT Services - 3.07%
Meadowbrook Insurance Group, Inc.	100	1,025	Acxiom Corp.*	200	3,430
Montpelier Re Holdings, Ltd.	150	2,991	CACI International, Inc., Class A*	50	2,670
National Financial Partners Corp.*	100	1,340	Ciber, Inc.*	150	702
National Interstate Corp.	50	1,070	Convergys Corp.*	250	3,292
Navigators Group, Inc. (The)*	50	2,518	CSG Systems International, Inc.*	100	1,894
Protective Life Corp.	200	5,328	DST Systems, Inc.	100	4,435
SeaBright Holdings, Inc.	50	461	Global Cash Access Holdings, Inc.*	150	478
Selective Insurance Group, Inc.	100	1,815	Information Services Group, Inc.*	50	104
StanCorp Financial Group, Inc.	100	4,514	Integral Systems, Inc.*	50	496
State Auto Financial Corp.	100	1,742	Lionbridge Technologies, Inc.*	150	554
			Mantech International Corp., Class A*	100	4,133
			Ness Technologies, Inc.*	100	594
			Online Resources Corp.*	50	232
			PFSweb, Inc.*	50	198

10	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Omni Tax-Managed Small-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry Company	Shares	Value	Industry Company	Shares	Value
Common Stocks (continued)
IT Services (continued)			Marine (continued)
SRA International, Inc., Class A*	150	$3,068	Global Ship Lease, Inc., Class A*	100	$495
StarTek, Inc.*	50	254	Horizon Lines, Inc., Class A	50	218
TeleTech Holdings, Inc.*	150	3,088	Navios Maritime Holdings, Inc.	200	1,056
TNS, Inc.*	50	1,040	Paragon Shipping, Inc., Class A	100	343
		30,662	Star Bulk Carriers Corp.	150	400
Leisure Equipment & Products - 0.89%			TBS International PLC, Class A*	50	144
Arctic Cat, Inc.*	50	732	Ultrapetrol Bahamas, Ltd.*	50	322
Brunswick Corp.	200	3,748			7,226
Callaway Gulf Co.	150	1,211	Media - 2.58%
Jakks Pacific, Inc.*	50	911	A.H. Belo Corp., Class A*	50	435
Smith & Wesson Holding Corp.*	150	561	Belo Corp., Class A*	250	1,770
Steinway Musical Instruments, Inc.*	50	992	Carmike Cinemas, Inc.*	50	386
Sturm Ruger & Co., Inc.	50	765	Cinemark Holdings, Inc.	250	4,310
		8,920	CKX, Inc.*	200	806
Life Sciences Tools & Services - 0.05%			Dex One Corp.*	100	746
Cambrex Corp.*	50	258	Entercom Communications Corp., Class A*	100	1,158
Harvard Bioscience, Inc.*	50	205	Entravision Communications Corp., Class A*	200	514
		463	Gray Television, Inc.*	100	187
Machinery - 2.54%			Harris Interactive, Inc.*	100	122
Alamo Group, Inc.	50	1,391	Harte-Hanks, Inc.	150	1,916
Albany International Corp., Class A	50	1,184	Journal Communications, Inc., Class A*	100	505
Briggs & Stratton Corp.	100	1,969	Lee Enterprises, Inc.*	100	246
China Wind Systems, Inc.*	50	179	McClatchy Co., Class A (The)*	200	934
Duoyuan Printing, Inc.*	50	146	Media General, Inc., Class A*	50	289
Federal Signal Corp.	150	1,029	Meredith Corp.	100	3,465
Greenbrier Cos., Inc.*	50	1,050	New York Times Co., Class A (The)*	300	2,940
Harsco Corp.	200	5,664	Radio One, Inc., Class D*	100	112
Lydall, Inc.*	50	402	Reading International, Inc., Class A*	50	252
Manitowoc Co., Inc. (The)	300	3,933	Scholastic Corp.	50	1,477
Miller Industries, Inc.	50	712	Valassis Communications, Inc.*	100	3,235
Mueller Water Products, Inc., Class A	350	1,460			25,805
NN, Inc.*	50	618	Metals & Mining - 0.17%
Sauer-Danfoss, Inc.*	100	2,825	A.M. Castle & Co.*	50	920
TriMas Corp.*	100	2,046	China Gerui Advanced Materials Group, Ltd.*	100	588
Xerium Technologies, Inc.*	50	798	Sutor Technology Group, Ltd.*	100	216
		25,406			1,724
Marine - 0.72%
Danaos Corp.*	250	935
Eagle Bulk Shipping, Inc.*	150	747
Excel Maritime Carriers, Ltd.*	200	1,126
Genco Shipping & Trading, Ltd.*	100	1,440

www.bridgeway.com	11

Bridgeway Omni Tax-Managed Small-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry Company	Shares	Value	Industry Company	Shares	Value
Common Stocks (continued)
Multiline Retail - 1.82%			Paper & Forest Products (continued)
Big Lots, Inc.*	150	$ 4,569	Wausau Paper Corp.	100	$ 861
Bon-Ton Stores, Inc. (The)*	50	633			12,053
Dillard’s, Inc., Class A	150	5,691	Personal Products - 0.28%
Fred’s, Inc., Class A	100	1,376	China Sky One Medical, Inc.*	50	348
Retail Ventures, Inc.*	100	1,630	Elizabeth Arden, Inc.*	50	1,150
Saks, Inc.*	350	3,745	Inter Parfums, Inc.	50	943
Tuesday Morning Corp.*	100	528	Parlux Fragrances, Inc.*	50	147
		18,172	Physicians Formula Holdings, Inc.*	50	188
Oil, Gas & Consumable Fuels - 3.61%					2,776
BioFuel Energy Corp.*	100	174	Pharmaceuticals - 0.39%
Callon Petroleum Co.*	50	296	Biostar Pharmaceuticals, Inc.*	50	141
China Integrated Energy, Inc.*	100	733	Cornerstone Therapeutics, Inc.*	50	290
China North East Petroleum Holdings, Ltd.*	50	288	Impax Laboratories, Inc.*	150	3,016
Crimson Exploration, Inc.*	100	426	Jiangbo Pharmaceuticals, Inc.*	50	286
Crosstex Energy, Inc.	100	886	Tianyin Pharmaceutical Co., Inc.	50	136
CVR Energy, Inc.*	200	3,036			3,869
Delek US Holdings, Inc.	100	728	Professional Services - 0.99%
Equal Energy, Ltd.*	50	307	Administaff, Inc.	50	1,465
GMX Resources, Inc.*	50	276	CBIZ, Inc.*	100	624
Green Plains Renewable Energy, Inc.*	100	1,126	Dolan Co. (The)*	50	696
Holly Corp.	100	4,077	GP Strategies Corp.*	50	512
James River Coal Co.*	50	1,266	Heidrick & Struggles International, Inc.	50	1,432
Penn Virginia Corp.	100	1,682	Huron Consulting Group, Inc.*	50	1,322
RAM Energy Resources, Inc.*	200	368	ICF International, Inc.*	50	1,286
StealthGas, Inc.*	50	399	Navigant Consulting, Inc.*	100	920
Stone Energy Corp.*	100	2,229	School Specialty, Inc.*	50	697
Teekay Corp.	150	4,962	SFN Group, Inc.*	100	976
Tesoro Corp.*	300	5,562			9,930
Tsakos Energy Navigation, Ltd.	100	1,000	Real Estate Management & Development - 0.16%
USEC, Inc.*	250	1,505	China Housing & Land Development, Inc.*	50	137
W&T Offshore, Inc.	150	2,680	FirstService Corp.*	50	1,514
Western Refining, Inc.*	200	2,116			1,651
		36,122	Road & Rail - 2.50%
Paper & Forest Products - 1.21%			Amerco, Inc.*	50	4,802
Buckeye Technologies, Inc.	100	2,101	Avis Budget Group, Inc.*	250	3,890
Clearwater Paper Corp.*	50	3,915	Celadon Group, Inc.*	50	740
KapStone Paper & Packaging Corp.*	100	1,530
Mercer International, Inc.*	100	775
Neenah Paper, Inc.	50	984
Orient Paper, Inc.*	50	318
PH Glatfelter Co.	100	1,227
Verso Paper Corp.*	100	342

12	Semi-Annual Report | December 31, 2010 (Unaudited)

Bridgeway Omni Tax-Managed Small-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry Company	Shares	Value	Industry Company	Shares	Value
Common Stocks (continued)
Road & Rail (continued)			Specialty Retail (continued)
Con-way, Inc.	100	$ 3,657	Childrens Place Retail Stores, Inc., (The)*	50	$ 2,482
Covenant Transportation Group, Inc., Class A*	50	486	Christopher & Banks Corp.	100	615
Frozen Food Express Industries*	50	222	Citi Trends, Inc.*	50	1,228
Marten Transport, Ltd.	50	1,069	Collective Brands, Inc.*	150	3,165
Ryder System, Inc.	100	5,264	Conn’s, Inc.*	50	234
Saia, Inc.*	50	829	Dress Barn, Inc. (The)*	150	3,963
Vitran Corp., Inc.*	50	656	Express, Inc.	200	3,760
Werner Enterprises, Inc.	150	3,390	Finish Line, Inc., Class A (The)	100	1,719
		25,005	Genesco, Inc.*	50	1,874
Semiconductors & Semiconductor Equipment - 1.50%			Haverty Furniture Cos., Inc.	50	649
Amkor Technology, Inc.*	400	2,956	Hot Topic, Inc.	100	627
DSP Group, Inc.*	50	407	Kirkland’s, Inc.*	50	702
Fairchild Semiconductor International, Inc.*	250	3,902	MarineMax, Inc.*	50	468
Kulicke & Soffa Industries, Inc.*	150	1,080	Men’s Wearhouse, Inc. (The)	100	2,498
Mindspeed Technologies, Inc.*	50	305	Midas, Inc.*	50	406
Photronics, Inc.*	100	591	Office Depot, Inc.*	600	3,240
Pixelworks, Inc.*	50	175	OfficeMax, Inc.*	200	3,540
Teradyne, Inc.*	400	5,616	Pacific Sunwear of California, Inc.*	150	813
		15,032	Penske Automotive Group, Inc.*	200	3,484
Software - 0.39%			Pep Boys-Manny, Moe & Jack (The)	100	1,343
CDC Corp., Class A*	100	351	Pier 1 Imports, Inc.*	250	2,625
GSE Systems, Inc.*	50	181	RadioShack Corp.	250	4,622
QAD, Inc., Class B*	50	497	Rent-A-Center, Inc.	150	4,842
Take-Two Interactive Software, Inc.*	200	2,448	Select Comfort Corp.*	100	913
TeleCommunication Systems, Inc., Class A*	100	467	Shoe Carnival, Inc.*	50	1,350
		3,944	Sonic Automotive, Inc., Class A	100	1,324
Specialty Retail - 7.73%			Stage Stores, Inc.	100	1,734
A.C. Moore Arts & Crafts, Inc.*	50	126	Stein Mart, Inc.	100	925
Aeropostale, Inc.*	200	4,928	Talbots, Inc.*	150	1,278
AnnTaylor Stores Corp.*	150	4,108	TravelCenters of America LLC*	50	189
Barnes & Noble, Inc.	150	2,122	West Marine, Inc.*	50	529
Big 5 Sporting Goods Corp.	50	764	Wet Seal, Inc., Class A (The)*	200	740
Books-A-Million, Inc.	50	290	Zale Corp.*	50	213
Brown Shoe Co., Inc.	100	1,393			77,313
Build-A-Bear-Workshop, Inc.*	50	382	Textiles, Apparel & Luxury Goods - 2.15%
Cabela’s, Inc.*	150	3,262	Culp, Inc.*	50	518
Casual Male Retail Group, Inc.*	100	474	Hanesbrands, Inc.*	200	5,080
Cato Corp., Class A (The)	50	1,370	Jones Group, Inc. (The)	200	3,108
			Kenneth Cole Productions, Inc., Class A*	50	625
			Liz Claiborne, Inc.*	200	1,432

www.bridgeway.com	13

Bridgeway Omni Tax-Managed Small-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2010 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)			Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Note 2 in Notes to Financial Statements):
Textiles, Apparel & Luxury Goods (continued)
Movado Group, Inc.*	50	$ 807
Oxford Industries, Inc.	50	1,280
Perry Ellis International, Inc.*	50	1,374		Valuation Inputs
Quiksilver, Inc.*	350	1,774		Investment in Securities (Market Value)
Warnaco Group, Inc. (The)*	100	5,507		Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
		21,505
Thrifts & Mortgage Finance - 0.34%
BankAtlantic Bancorp, Inc., Class A*	150	172
			Common Stocks	$981,537	$—	$—	$981,537
First Financial Holdings, Inc.	50	576	TOTAL	$981,537	$—	$—	$981,537
First Financial Northwest, Inc.	50	201
			See Notes to Financial Statements.
Radian Group, Inc.	300	2,421
		3,370
Trading Companies & Distributors - 1.19%
Aircastle, Ltd.	200	2,090
Applied Industrial
Technologies, Inc.	100	3,248
Beacon Roofing Supply, Inc.*	100	1,787

DXP Enterprises, Inc.*	50	1,200
GATX Corp.	100	3,528
		11,853
Wireless Telecommunication Services - 0.28%
NTELOS Holdings Corp.	100	1,905
USA Mobility, Inc.	50	889
		2,794
TOTAL COMMON STOCKS - 98.19%		981,537
(Cost $981,898)

TOTAL INVESTMENTS - 98.19%		$981,537
(Cost $981,898)
Other Assets in Excess of Liabilities - 1.81%		18,102
NET ASSETS - 100.00%		$999,639

* Non-income producing security.
LLC - Limited Liability Company
PLC - Public Limited Company

14	Semi-Annual Report | December 31, 2010 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010 (Unaudited) ASSETS	Omni Tax-Managed Small-Cap Value

Investments at value	$ 981,537
Receivables:
Fund shares sold	1,000,000

Total assets	1,981,537

LIABILITIES
Payables:
Portfolio securities purchased	981,898

Total liabilities	981,898

NET ASSETS	$ 999,639

NET ASSETS REPRESENT
Paid-in capital	$1,000,000
Net unrealized depreciation on investments	(361)

NET ASSETS	$ 999,639

Shares of common stock outstanding of $.001 par value*	100,000

Net asset value per share	$ 10.00

Total investments at cost	$ 981,898

* See Note 1 - Organization in the Notes to Financial Statements for shares authorized for the Fund.

See Notes to Financial Statements.

www.bridgeway.com	15

STATEMENT OF OPERATIONS

Period Ended December 31, 2010 (Unaudited)	Omni Tax-Managed Small-Cap Value[1]

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Change in Unrealized Appreciation (Depreciation) on:
Investments	$(361)

Net Change in Unrealized Appreciation (Depreciation)	(361)

Net Realized and Unrealized Loss on Investments	(361)

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(361)

1 Commencement of operations December 31, 2010.

See Notes to Financial Statements.

16	Semi-Annual Report | December 31, 2010 (Unaudited)

STATEMENT OF CHANGES IN NET ASSETS

Omni Tax-Managed Small-Cap Value
December 31, 2010[1] (Unaudited)

OPERATIONS
Net change in unrealized appreciation/(depreciation) on investments	$ (361)

Net decrease in net assets resulting from operations	(361)

SHARE TRANSACTIONS:
Proceeds from sale of shares	1,000,000

Net increase in net assets from share transactions	1,000,000

Net increase in net assets	999,639
NET ASSETS:
Beginning of period	-

End of period*	$ 999,639

SHARES ISSUED & REDEEMED
Issued	100,000

Net increase	100,000

Outstanding at beginning of period	-

Outstanding at end of period	100,000

* Including undistributed net investment income of:	$ -

1 Commencement of operations December 31, 2010.

See Notes to Financial Statements.

www.bridgeway.com	17

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations
OMNI TAX-MANAGED SMALL-CAP VALUE

Period Ended December 31, 2010 (Unaudited)(c)	$10.00	$ -	$ -(d)	$ -

(a) Per share amounts calculated based on the average daily shares outstanding during the period.

(b) Annualized for periods less than one year.

(c) Commenced operations on December 31, 2010. No expenses or income were acrrued, therefore, there are no ratios for the period.

(d) Amount represents less than $0.005.

See Notes to Financial Statements.

18	Semi-Annual Report | December 31, 2010 (Unaudited)

Less Distributions to Shareholders from:					Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets End of Period (000’s)	Expenses Before Waivers and Reimbursements(b)	Expenses After Waivers and Reimbursements(b)	Net Investment Income (Loss) After Waivers and Reimbursements(b)	Portfolio Turnover Rate

$-	$-	$-	$10.00	-	$1,000	-	-	-	-

www.bridgeway.com	19

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (Unaudited)

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, which currently has 13 investment funds (each, a “Bridgeway Fund” and collectively, the “Bridgeway Funds”). Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value, Blue Chip 35 Index and Managed Volatility Funds are presented in a separate report. The Omni Tax-Managed Small-Cap Value Fund (the “Fund”) commenced operations on December 31, 2010 and is presented in this report.

Effective January 18, 2011, the Omni Small-Cap Value Fund changed its name to Omni Tax-Managed Small-Cap Value Fund.

Bridgeway is authorized to issue 2,000,000,000 shares of common stock at $0.001 per share. 15,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares each have been classified into the Aggressive Investors 2 and Blue Chip 35 Index Funds. 5,000,000 shares have been classified into the Ultra-Small Company Fund. 10,000,000 shares have been classified in the Micro-Cap Limited Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund. All shares outstanding currently represent Class N shares.

All of the Bridgeway Funds are no-load, diversified funds.

The Fund seeks to provide long-term total return on capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Bridgeway Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Fund, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities, Options, Futures and Other Investments Valuation Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale price on the principal exchange on which they are traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business. If there is no closing price on the NYSE, the portfolio security will be valued using a composite price, which is defined as the last price for the security on any exchange. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

20	Semi-Annual Report | December 31, 2010 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010 (Unaudited)

The inputs and valuation techniques used to determine the value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Fund does not adjust the quoted price for such investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Money market fund investments consist of mutual funds which invest primarily in securities that are valued at amortized cost, a Level 2 investment. Therefore, the money market funds are classified as Level 2 investments.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Fund in the absence of market information. Assumptions used by the Fund due to the lack of observable inputs may significantly impact the resulting value and therefore the Fund’s results of operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of December 31, 2010 is included with the Fund’s Schedule of Investments.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

Securities Lending Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of December 31, 2010, the Fund had no securities on loan.

www.bridgeway.com	21

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010 (Unaudited)

It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties The Fund provides for various investment options, including stocks. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Expenses, Gains and Losses and Allocations Bridgeway Funds’ expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Bridgeway Funds’ total net assets or other appropriate basis.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Distributions to Shareholders The Fund pays dividends from net investment income and distributes realized capital gains annually, usually in December.

Derivatives

Futures Contracts The Fund may purchase or sell financial futures contracts to hedge cash positions, manage market risk and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of the Fund’s exposure in these financial instruments. The Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of December 31, 2010, the Fund had no open futures contracts.

Swaps. The Fund may enter into total return swaps. Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specified rate. The difference in the value of these income streams is recorded daily by the Fund and is settled in cash monthly.

The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. The Fund may use its own net asset value as the underlying asset in a total return swap. This strategy serves to reduce cash drag (the impact of cash on the Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings. No total return swaps were open as of December 31, 2010.

22	Semi-Annual Report | December 31, 2010 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010 (Unaudited)

Indemnification Under the Company’s organizational documents, the Fund’s officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3. Management Fees, Other Related Party Transactions and Contingencies:

The Fund has entered into a management agreement with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a fee of 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.
Expense limitations: The Board of Directors and sole initial shareholder approved an expense limitation beginning on December 31, 2010 for the Fund. The Adviser agrees to reimburse the Fund for operating expenses and management fees above the expense limitation of 0.60% of the value of its average net assets for the fiscal year. The Fund is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursement must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

The Fund commenced operations on December 31, 2010 and as a result, there were no fees or fee waivers for the period ended December 31, 2010.

Other Related Party Transactions: On occasion, the Fund may engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. No inter-portfolio purchases or sales were entered into during the period ended December 31, 2010.

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Fund including, but not limited to: (i) supervising and managing various aspects of the Fund’s business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Fund; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Fund’s registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $535,000 payable in equal monthly installments.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Another director of Bridgeway, Michael Mulcahy, is an executive and director of the Adviser. Under the 1940 Act definitions, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Bridgeway Funds.

Board of Directors Compensation Independent Directors are paid an annual retainer of $14,000 with an additional retainer of $2,500 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. Independent Directors are paid $6,000 per meeting for meeting fees. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

The Independent Directors receive this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. During the period ended December 31, 2010, no such reimbursements were paid.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Fund’s shares pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Fund’s shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

www.bridgeway.com	23

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010 (Unaudited)

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for the Fund for the period ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$-	$981,898	$-	$-

6. Federal Income Taxes

It is the Fund’s policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and distribute income to the extent necessary so that the Fund is not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/depreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2010, were as follows:

As of December 31, 2010
Gross appreciation (excess of value over tax cost)	$-
Gross depreciation (excess of tax cost over value)	(361)
Net unrealized appreciation (depreciation)	$(361)
Cost of investments for income tax purposes	$981,898

There were no differences between book and tax net unrealized appreciation (depreciation).

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The Fund commenced operations on December 31, 2010, therefore there were no distributions paid during the period ended December 31, 2010.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

24	Semi-Annual Report | December 31, 2010 (Unaudited)

OTHER INFORMATION

December 31, 2010 (Unaudited)

1. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Fund’s securities are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. There were no proxies voted by the Fund for the period ended June 30, 2010 since the Fund commenced operations on December 31, 2010.

2. Fund Holdings

The complete schedule of the Fund’s holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s Semi-Annual and Annual shareholder reports, respectively.

The Bridgeway Funds file complete schedules of the Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

3. Approval of Investment Management Agreement For Omni Small-Cap Value Fund

The Board of Directors (“Board”), including a majority of the non-interested or independent Directors (hereinafter, “Directors”), met in person on November 12, 2010 (the “Meeting”) to consider, among other things, the creation of the Omni Small-Cap Value Fund (the “Fund”), and to consider whether to approve an investment management agreement (the “Advisory Agreement”) between Bridgeway Capital Management, Inc. (the “Adviser”) and the Fund.

In reaching its decision to approve the new Advisory Agreement for the Fund, the Board considered information provided specifically in relation to the approval of the Advisory Agreement for the Meeting including the following: (1) the proposed management fees and total expenses of the Fund as compared to a comparable group of funds (the “peer funds”); (2) the nature, extent and quality of services to be provided by the Adviser to the Fund, including investment advisory and administrative services to the Fund; (3) the costs of providing services to the Fund; (4) the extent to which economies of scale may be present and if so, whether they would be shared with the Fund’s shareholders; and (5) any “fall out” or ancillary benefits that may accrue to the Adviser as a result of the relationship with the Fund. In addition to evaluating, among other things, the written information provided by the Adviser, the Board also evaluated the answers to questions posed by the independent Directors to representatives of the Adviser at the Meeting. In considering the information and materials described above, the independent Directors received assistance from independent legal counsel.

Because the Fund is new, the Board could not consider comparative information regarding Fund performance or the level of profitability (or lack thereof) that the Adviser would receive for its investment management services to the Fund. The Board considered the Fund’s proposed investment objective, strategy and proposed performance benchmarks. The Board considered that the proposed management fee for the Fund is comparable to that of peer funds and the Fund’s projected total annual operating expenses, after taking into account waivers/reimbursements, also was projected to be comparable to that of peer funds. The Board also noted that the proposed management fee for the Fund is less than the management fee the Adviser plans to charge for managing a similar mandate for separate accounts. The Board also considered that the Adviser agreed to waive fees and reimburse expenses so that the total operating expenses do not exceed a cap for the Fund. Although the Fund does not have fee breakpoints in its management fee schedule, the Adviser indicated that the Fund was priced low in anticipation of future growth to be competitive with the largest peer funds. The Board also considered its satisfactory experience with the nature, extent and quality of the services the Adviser has provided to other funds in the complex and this experience supported approval of the Advisory Agreement with the Fund. In terms of potential “fall out” or ancillary benefits to the Adviser due to its position as manager of the Fund, the Board noted that the Adviser continues to use no soft dollars and its fees for administrative services to the Fund are structured to approximate an at-cost relationship.

Based on all of the information presented, the Board, including a majority of its independent Directors, approved the Advisory Agreement for the Fund and determined that the fees to be charged under the Advisory Agreement are reasonable in relation

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OTHER INFORMATION (continued)

December 31, 2010 (Unaudited)

to the services to be provided under the Advisory Agreement. In view of the broad scope and variety of factors and information, the Directors did not identify any single factor as being of paramount importance in reaching their conclusions and determination to approve the Advisory Agreement for the Fund. Rather, the approval determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety.

26	Semi-Annual Report | December 31, 2010 (Unaudited)

DISCLOSURE OF FUND EXPENSES

December 31, 2010 (Unaudited)

As a shareholder of the Fund, you will incur no transaction costs from the Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses.

The Fund did not commence operations until the date of this semi-annual report and therefore no expense example is provided.

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BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

CUSTODIAN

PFPC Trust Company

8800 Tinicum Blvd., 4th Floor

Philadelphia, PA 19153

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	The Registrant made no divestments of securities in accordance with section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Bridgeway Funds, Inc.

By (Signature and Title)*	/s/ Michael D. Mulcahy
Michael D. Mulcahy, President and Principal Executive Officer
(principal executive officer)

Date	March 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael D. Mulcahy
Michael D. Mulcahy, President and Principal Executive Officer
(principal executive officer)

Date	March 2, 2011

By (Signature and Title)*	/s/ Linda G. Giuffré
Linda G. Giuffré, Treasurer and Principal Financial Officer
(principal financial officer)

Date	March 2, 2011

*	Print the name and title of each signing officer under his or her signature.